              As filed with the Securities and Exchange Commission
                              on February 27, 1998
                                                       Registration No. 33-52272
                                                                        811-7170
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [X]
     Pre-Effective Amendment No.                                     [ ]
     Post-Effective Amendment No. 20                                 [X]

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
     Amendment No. 23                                                [X]

                            TCW GALILEO FUNDS, INC.
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                     865 SOUTH FIGUEROA STREET, SUITE 1800
                         LOS ANGELES, CALIFORNIA  90017

       Registrant's Telephone Number, including Area Code: (213) 244-0000

                              PHILIP K. HOLL, ESQ.
                                   SECRETARY

          865 SOUTH FIGUEROA STREET, SUITE 1800, LOS ANGELES, CA 90017
                    (Name and Address of Agent for Service)


                   __________________________________________


          It is proposed that this filing will become effective
          (check appropriate box)

        X   immediately upon filing pursuant to paragraph (b)
      ____
      ____  on (date) pursuant to paragraph (b)
      ____  60 days after filing pursuant to paragraph (a)(1)
      ____  on (date) pursuant to paragraph (a)(i)
      ____  75 days after filing pursuant to paragraph (a)(2)
      ____  on (date) pursuant to paragraph (a)(2) of Rule 485


Registrant has registered an indefinite number of shares under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940, and filed a Rule 24f-2 Notice for its last fiscal year on December 29, 1997.

                          ---------------------------
                   Cross-Reference Sheet Required by Rule 495


                                           CAPTION IN PROSPECTUS
FORM N-1A ITEM NUMBER AND CAPTION           OR PAGE REFERENCE
---------------------------------          ---------------------

PART A
------

1. Cover Page..........................    Cover Page

2. Synopsis............................    Summary; Expenses of the Funds

3. Condensed Financial Information.....    Financial Highlights

4. General Description of Registrant...    Investment Objectives and Policies;
                                           Risk Considerations; Performance
                                           Information; General Information;
                                           Appendix

5. Management of the Fund..............    Management of the Funds; Investment
                                           Objectives and Policies; General
                                           Information

6. Capital Stock and Other Securities..    Redemption and Exchange of Shares;
                                           Dividends, Distributions and Taxes;
                                           General Information; Back Cover

7. Purchase of Securities Being........
     Offered                               Purchase of Shares; Shareholder
                                           Account Services; Other Conditions
                                           Relating to Shares; Net Asset Value

8. Redemption or Repurchase............    Redemption and Exchange of Shares;
                                           Shareholder Account Services; Other
                                           Conditions Relating to Shares; Net
                                           Asset Value

9. Legal Proceedings...................    Not Applicable


                                                 CAPTION IN STATEMENT
                                              OF ADDITIONAL INFORMATION
PART B                                            OR PAGE REFERENCE
------                                       ---------------------------

10. Cover Page...........................    Cover Page

11. Table of Contents....................    Table of Contents

12. General Information and History......    General Information

13. Investment Objectives and Policies...    Investment Practices;
                                             Investment Restrictions

14. Management of the Registrant.........    Directors and Officers of the
                                             Company

15. Control Persons and Principal
    Holders of Securities................    General Information

16. Investment Advisory and Other
    Services.............................    Investment Advisory and Sub-
                                             Advisory Agreements
17. Brokerage Allocation and Other
    Practices............................    Risk Factors

18. Capital Stock and Other Securities...    +General Information -Organization,
                                             Shares and Voting Rights

19. Purchase, Redemption and Pricing of
    Securities Being Offered.............    Determination of Net Asset Value;
                                             How to Buy and Redeem Shares; How
                                             to Exchange Shares


20. Tax Status...........................    Distributions and Taxes

21. Underwriters.........................    /1/

22. Calculation of Performance Data......    Investment Results

23. Financial Statements.................    Financial Statements

PART C
------

Information required to be included in Part C is set forth under the appropriate item in Part C of this Registration Statement.


-----------------------
/1/  Not Applicable

                            TCW GALILEO FUNDS, INC.
                     865 South Figueroa Street, Suite 1800
                         Los Angeles, California  90017
                        (800) FUND TCW or (213) 244-0000


     TCW Galileo Funds, Inc. (the "Company") is a no-load open-end management investment company that consists of seventeen separate investment funds known as the Galileo Funds, each of which has different investment objectives and policies. Shares are sold without any purchase or redemption charge. There is no guarantee of the performance of a Galileo Fund or that its objective can be attained.

     TCW GALILEO ASIA PACIFIC EQUITIES FUND

     TCW GALILEO CONVERTIBLE SECURITIES FUND

     TCW GALILEO CORE EQUITY FUND

     TCW GALILEO CORE FIXED INCOME FUND

     TCW GALILEO EARNINGS MOMENTUM FUND

     TCW GALILEO EMERGING MARKETS EQUITIES FUND

     TCW GALILEO EUROPEAN EQUITIES FUND

     TCW GALILEO HIGH YIELD BONDS FUND

     TCW GALILEO INTERNATIONAL EQUITIES FUND

     TCW GALILEO JAPANESE EQUITIES FUND

     TCW GALILEO LATIN AMERICA EQUITIES FUND

     TCW GALILEO LONG-TERM MORTGAGE-BACKED SECURITIES FUND

     TCW GALILEO MID-CAP GROWTH FUND

     TCW GALILEO MONEY MARKET FUND

     TCW GALILEO MORTGAGE-BACKED SECURITIES FUND

     TCW GALILEO SMALL CAP GROWTH FUND

     TCW GALILEO VALUE OPPORTUNITIES FUND

     AN INVESTMENT IN TCW GALILEO MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     THE SECURITIES THAT THE HIGH YIELD BONDS AND CONVERTIBLE SECURITIES FUNDS INVEST IN ARE REGARDED BY THE RATINGS AGENCIES AS PREDOMINANTLY SPECULATIVE WITH RESPECT TO THE ISSUER'S CONTINUING ABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS AND ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING.

     This Prospectus contains the information you should know about each Galileo Fund before investing. Investors should retain it for future reference. A Statement of Additional Information for the Galileo Funds dated as of the date of this Prospectus has been filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference and is available without charge upon request from the Company's Investor Relations Department at the above address or by calling the Company at the telephone numbers shown above.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                               February 27, 1998

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
SUMMARY.................................................................................. 1

EXPENSES OF THE FUNDS.................................................................... 5

MANAGEMENT DISCUSSION....................................................................21

INVESTMENT OBJECTIVES AND POLICIES.......................................................32
     TCW Galileo Money Market Fund.......................................................32
     TCW Galileo Core Fixed Income Fund..................................................33
     TCW Galileo High Yield Bonds Fund...................................................36
     TCW Galileo Long-Term Mortgage-Backed Securities Fund and TCW Galileo
        Mortgage-Backed Securities Fund..................................................38
     TCW Galileo Convertible Securities Fund.............................................40
     TCW Galileo Core Equity Fund........................................................42
     TCW Galileo Earnings Momentum Fund..................................................43
     TCW Galileo Mid-Cap Growth Fund.....................................................44
     TCW Galileo Small Cap Growth Fund...................................................46
     TCW Galileo Value Opportunities Fund................................................47
     TCW Galileo Asia Pacific Equities Fund..............................................48
     TCW Galileo Emerging Markets Equities Fund..........................................50
     TCW Galileo European Equities Fund..................................................52
     TCW Galileo International Equities Fund.............................................53
     TCW Galileo Japanese Equities Fund..................................................56
     TCW Galileo Latin America Equities Fund.............................................57
     General.............................................................................60
        Money Market Instruments.........................................................60
        Additional Fundamental Policies..................................................60
        Other Investment Policies........................................................61
        Portfolio Turnover...............................................................62

RISK CONSIDERATIONS......................................................................63
     General.............................................................................63
     Repurchase Agreements...............................................................63
     Reverse Repurchase Agreements and Mortgage Dollar Rolls.............................64
     Fixed Income Securities.............................................................64
     Foreign Securities..................................................................65
     Foreign Currency Risks..............................................................65
     Risks Associated With Emerging Market Countries.....................................66
     Futures.............................................................................67
     Options.............................................................................68
     Risks Associated With Lower Rated Securities........................................69
     Risks Associated With Mortgage-Backed Securities....................................71
     Non-Diversified Status..............................................................74

     Year 2000...........................................................................74

MANAGEMENT OF THE FUNDS..................................................................75
     Investment Adviser..................................................................75
     Sub-Investment Advisers.............................................................75


   Portfolio Managers................................................................. 75
   Advisory and Sub-Advisory Agreements............................................... 79

PURCHASE OF SHARES.................................................................... 81
   Minimums........................................................................... 81
   Purchases Made By Wire or Check.................................................... 81
   Purchase and Settlement............................................................ 83
   Distributor........................................................................ 83

SHAREHOLDER ACCOUNT SERVICES.......................................................... 84
   General............................................................................ 84
   Check Writing Privilege............................................................ 84

REDEMPTION AND EXCHANGE OF SHARES..................................................... 84
   Redemptions and Exchanges.......................................................... 84
   Systematic Withdrawal Plan......................................................... 85
   Receiving Your Proceeds............................................................ 86
   Shareholder Inquiries.............................................................. 86

OTHER CONDITIONS RELATING TO SHARES................................................... 86
   Account Balance.................................................................... 86
   Excessive Trading and Exchange Limitations......................................... 87
   Nonpayment......................................................................... 87
   Redemptions in Excess of $250,000.................................................. 87
   Signature Guarantees............................................................... 88
   Telephone Exchanges and Redemption................................................. 88
   Other Conditions................................................................... 89

NET ASSET VALUE....................................................................... 89

   DIVIDENDS, DISTRIBUTIONS AND TAXES................................................. 90
   Dividends and Distributions........................................................ 90
   Taxes.............................................................................. 91

PERFORMANCE INFORMATION............................................................... 93

GENERAL INFORMATION................................................................... 95
   Organization, Shares and Voting Rights............................................. 95
   Code of Ethics..................................................................... 96
   Transfer Agent and Custodians...................................................... 96
   Independent Auditors............................................................... 96
   Legal Counsel...................................................................... 96
   Reports to Shareholders............................................................ 97

APPENDIX............................................................................. A-1
   Strategies Available to All Bond Funds and Equity Funds........................... A-1
   Strategies Available to All Bond Funds and Equity Funds
        (except International Equities).............................................. A-2
   Strategies Available to All Bond Funds and Equity Funds
        (except Mid-Cap Growth and International Equities)........................... A-2



   Strategies Available to Core Fixed Income, Long-Term Mortgage-Backed
        Securities, Mortgage-Backed Securities, Money Market and Latin
        America Equities............................................................. A-3
   Strategies Available to Core Fixed Income, Long-Term Mortgage-Backed
        Securities and Mortgage-Backed Securities.................................... A-4
   Strategies Available to Long-Term Mortgage-Backed Securities and
        Mortgage-Backed Securities................................................... A-8
   Strategies Available to the Equity Funds (except Earnings Momentum, Mid-
        Cap Growth and International Equities) and Core Fixed Income................. A-8
   Strategies Available to the Equity Funds (except International Equities) and
        High Yield Bonds............................................................. A-9
   Strategies Available to Convertible Securities.................................... A-9
   Strategies Available to Convertible Securities, Mid-Cap Growth, Value
       Opportunities, Latin America Equities and Emerging Markets Equities.......... A-10
   Strategies Available to Asia Pacific Equities, Latin America Equities and
       Emerging Markets Equities.................................................... A-11
   Pro Forma Portfolio Composition of High Yield Bonds and Convertible
      Securities Funds.............................................................. A-12
   Emerging Market Country Designation.............................................. A-13
   Description of S&P and Moody's Ratings........................................... A-14

                                    SUMMARY

     The Company is an open-end management investment company which consists of seventeen separate investment funds in the TCW Galileo Funds (each, "a Fund" collectively, "the Funds") and is designed to offer investors a range of investment opportunities.

INVESTMENT OBJECTIVES    Each Fund has a distinct investment objective and
                         investment policies. There can be no assurance that any Fund's investment objective will be achieved.

INVESTMENT ADVISER       TCW Funds Management, Inc. ("Adviser") serves as the
                         investment adviser of each Fund. As of December 31, 1997, the Adviser and its affiliated companies had approximately $50 billion under management or committed for management in various fiduciary and advisory capacities.

SUB-ADVISERS             TCW Asia Limited ("TCW Asia") has been retained by the
                         Adviser to provide investment advice and assist in the management of the Asia Pacific Equities and Emerging
                         Markets Equities Funds. TCW London International,
                         Limited ("TCW London") has been retained by the Adviser to provide investment advice and assist in the management of Emerging Markets Equities, European
                         Equities, Japanese Equities and International Equities
                         Funds (collectively, TCW Asia and TCW London are hereinafter referred to as the "Sub-Advisers").

EXPENSES OF THE FUND     Each Fund pays its operating expenses and an investment
                         advisory fee except the International Equities Fund which does not pay a direct advisory fee. Because the International Equities Fund is a "fund of funds" it will bear its proportionate share of any investment advisory fee and other expenses paid by the Galileo
                         Funds it invests in. Each Fund's investment advisory fee is based on the value of its average daily net assets at the following annual rates: Money Market --
                         0.25%; Core Fixed Income -- 0.40%; High Yield Bonds --
                         0.75%; Long-Term Mortgage-Backed Securities -- 0.50%;
                         Mortgage-Backed Securities -- 0.50%; Convertible
                         Securities -- 0.75%; Core Equity -- 0.75%; Earnings
                         Momentum -- 1.00%; Mid-Cap Growth -- 1.00%; Small Cap
                         Growth -- 1.00%; Value Opportunities --0.80%; Asia
                         Pacific Equities -- 1.00%; Emerging Markets Equities --
                         1.00%; European Equities --0.75%; Japanese Equities --
                         0.75%; and Latin America Equities -- 1.00%. The Sub-
                         Advisers are paid from the investment advisory fee at the same rate as the Adviser based on the amount of assets to which the Sub-Adviser provides investment advisory services.


EXPENSE CAPS              The Money Market, Convertible Securities, Value
                          Opportunities, European Equities, International
                          Equities and Japanese Equities Funds are subject to expense caps. The expense caps require the Adviser to reduce its investment advisory fee, or to pay the operating expenses of the Funds, to the extent necessary to limit their annual ordinary operating expenses (including amortization of organizational expenses but not brokerage fees and commissions, interest, taxes and certain extraordinary expenses), as a percentage of average net value, to 0.40% for Money Market, 1.05% for Convertible Securities, 1.36% for Value Opportunities, 1.20% for European Equities,
                          1.16% for International Equities and 1.20% for
                          Japanese Equities until October 31, 1998. The
                          International Equities Fund will also bear its proportionate share of the advisory fees and other expenses of any Fund it invests in. With respect to the Core Fixed Income Fund, the Adviser has agreed to reduce its investment advisory fee to 0.35% of the Fund's average daily net assets until October 31, 1998.

REDEMPTION AND            Investors may exchange shares of one Fund for shares
EXCHANGES                 of another Fund subject to certain restrictions on the
                          number of exchanges in any 15-day period. Shares may be redeemed or exchanged at their net asset value next determined after receipt by DST Systems, Inc., the Fund's transfer agent, of a written or telephonic redemption or exchange request. See "Redemption and Exchange of Shares" and "Other Conditions Relating to
                          Shares -Excessive Trading and Exchange Limitations."
                          Exchanges and redemptions of shares may produce taxable gain or loss for shareholders.

RISK CONSIDERATIONS       The investments of each Fund entail the normal credit,
                          interest rate, market, financial and similar risks associated with fixed income and equity investments.
                          BECAUSE PRICES OF EQUITY AND FIXED INCOME SECURITIES
                          FLUCTUATE FROM DAY-TO-DAY, THE VALUE OF AN INVESTMENT
                          IN A FUND WILL VARY BASED UPON THE FUND'S PERFORMANCE
                          AND MAY GO DOWN AS WELL AS UP. FOR EQUITY SECURITIES,
                          MARKET RISK IS THE POSSIBILITY OF CHANGES IN PRICE
                          CAUSED BY STOCK MARKET PRICE CHANGES. FOR FIXED INCOME
                          SECURITIES, MARKET RISK IS THE POSSIBILITY THAT PRICES
                          OF FIXED INCOME SECURITIES WILL FALL BECAUSE OF
                          CHANGING INTEREST RATES. IN GENERAL, PRICES OF FIXED
                          INCOME SECURITIES (INCLUDING U.S. GOVERNMENT
                          SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS)
                          VARY INVERSELY WITH CHANGES IN INTEREST RATES. IF
                          INTEREST RATES RISE, PRICES OF

                          FIXED INCOME SECURITIES FALL; IF INTEREST RATES FALL, PRICES OF FIXED INCOME SECURITIES GENERALLY RISE. IN ADDITION, FOR A GIVEN CHANGE IN INTEREST RATES, LONGER-MATURITY FIXED INCOME SECURITIES FLUCTUATE MORE IN PRICE (GAINING OR LOSING MORE IN VALUE) THAN SHORTER-MATURITY FIXED INCOME SECURITIES. DURING PERIODS OF DECLINING INTEREST RATES, IT IS LIKELY THAT HIGHER YIELDING MORTGAGE SECURITIES, INCLUDING COLLATERALIZED MORTGAGE OBLIGATIONS, WILL BE REDEEMED DUE TO REFINANCINGS. AS A RESULT, A FUND WILL BE UNLIKELY TO REPLACE SUCH SECURITIES WITH SECURITIES HAVING AS GREAT A YIELD. THERE IS NO GUARANTEE OF SUCCESSFUL PERFORMANCE OR THAT AN INVESTMENT IN A FUND WILL ACHIEVE A POSITIVE RETURN.

                          The High Yield Bonds and Convertible Securities Funds invest in high yield/high risk fixed income securities, commonly known as "junk bonds". High yield securities are regarded by the ratings agencies as speculative with respect to the issuer's continuing ability to meet principal and interest payments. Issuers of high yield securities generally have greater risk of default than issuers of investment grade securities.

                          The Earnings Momentum and Small Cap Growth Funds invest primarily in common stocks and other equity securities of lesser known, smaller capitalization domestic and foreign companies. Investments in such companies may be more volatile than investments in larger, more established companies.

                          The Asia Pacific Equities, Emerging Markets Equities, International Equities and Latin America Equities Funds can have extreme share price volatility and should be considered only as a long-term investment due to their investment in countries with emerging economies or securities markets. All the Funds (except Money Market, Long-Term Mortgage-Backed Securities and Mortgage-Backed Securities) may invest in foreign securities. Investment in foreign securities involves certain risks including currency risk, exchange rate fluctuations, international and regional political and economic developments and the possible imposition of exchange controls or other restrictions applicable to such investments. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.

                          Certain of the Funds may from time to time use other investment techniques or invest in specialized securities including "derivative" securities that entail particular risks. These techniques and securities include the following: (i) when issued and delayed delivery securities; (ii) options for hedging purposes (all Funds except International Equities and Mid-Cap Growth); (iii) futures for hedging purposes (all Funds except Mid-Cap Growth, Value Opportunities and International Equities); (iv) inverse floater classes of collateralized mortgage obligations (Long-Term Mortgage-Backed Securities and Mortgage-Backed Securities); (v) mortgage dollar rolls and interest-only stripped mortgage securities (Core Fixed Income, Long-Term Mortgage-Backed Securities and Mortgage-Backed Securities); (vi) repurchase agreements (all Funds); and (vii) reverse repurchase agreements (Core Fixed Income, Long-Term Mortgage-Backed Securities, Mortgage-Backed Securities, Money Market and Latin American Equities). INVESTMENTS BY THE LONG-TERM MORTGAGE-BACKED SECURITIES AND MORTGAGE-BACKED SECURITIES FUNDS IN INVERSE FLOATER CLASSES OF COLLATERALIZED MORTGAGE OBLIGATIONS AND INVESTMENTS BY THE CORE FIXED INCOME, LONG-TERM MORTGAGE-BACKED SECURITIES AND MORTGAGE-BACKED SECURITIES FUNDS IN INTEREST-ONLY STRIPPED MORTGAGE SECURITIES ARE (I) HIGHLY SENSITIVE TO CHANGES IN INTEREST AND PREPAYMENT RATES AND (II) EXHIBIT GREATER PRICE VOLATILITY THAN OTHER COLLATERALIZED MORTGAGE OBLIGATIONS. SUCH PRICE VOLATILITY CAN ADVERSELY AFFECT A FUND'S SHARE PRICE. See "Risk Considerations - Risks Associated with Mortgage-Backed Securities" .

                             EXPENSES OF THE FUNDS


     This table describes the expenses and fees you will pay directly or indirectly as a shareholder in the Funds. The expenses and fees set forth in the table are for the twelve month period ended October 31, 1997. Expenses are expressed as a percent of each Fund's average net assets. More information about these expenses may be found under "Management of the Funds."

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR ACCOUNT)

         Sales Load Imposed on Purchases                          None

         Sales Load Imposed on Reinvested Dividends               None

         Contingent Deferred Sales Load                           None

         Redemption Fees                                          None

         Exchange Fees                                            None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE FUND'S
ASSETS)


                                                        LONG-
                                                        TERM
                                     CORE               MORT-     MORT-
                           MONEY     FIXED     HIGH     GAGE      GAGE
                          MARKET    INCOME    YIELD    BACKED    BACKED
                          -------   -------   ------   -------   -------
Management Fees             0.25%     0.35%    0.75%     0.50%     0.50%
Rule 12b-1 Fees              None      None      None     None      None
Other Expenses              0.15%     0.58%    0.08%     0.17%     0.27%
                            ----    ------     ----      ----      ----
TOTAL FUND OPERATING        0.40%     0.93%*   0.83%     0.67%     0.77%
   EXPENSES

                                                                                     Value
                          CONVERTIBLE     CORE     EARNINGS    MID-CAP    SMALL     Oppor-
                           SECURITIES    EQUITY    MOMENTUM     GROWTH     CAP     tunities
                          ------------   -------   ---------   --------   ------   ---------
Management Fees                  0.61%     0.75%       1.00%      1.00%    1.00%       0.80%
Rule 12b-1 Fees                   None      None        None       None     None        None
Other Expenses                   0.44%     0.08%       0.17%      0.12%    0.14%       0.56%
                               ------      ----        ----       ----     ----      ------
TOTAL FUND OPERATING             1.05%*    0.83%       1.17%      1.12%    1.14%       1.36%*
  EXPENSES

                            ASIA      EMERGING                Interna-                  LATIN
                           PACIFIC     MARKETS    EUROPEAN     tional     JAPANESE     AMERICA
                          EQUITIES    EQUITIES    EQUITIES    Equities    EQUITIES    EQUITIES
                          ---------   ---------   ---------   ---------   ---------   ---------
Management Fees               1.00%       1.00%       0.75%       0.00%       0.08%       1.00%
Rule 12b-1 Fees               None        None        None        None        None        None
Other Expenses                0.49%       0.50%       0.45%       1.16%       1.12%       0.46%
                              ----        ----      ------      ------      ------        ----
TOTAL FUND OPERATING          1.49%       1.50%       1.20%*      1.16%*      1.20%*      1.46%
  EXPENSES


* After expense reimbursements or advisory fee waiver, see footnote next page for expense ratios had there been no reimbursement. In addition, the International Equities Fund will pay its pro rata portion of the expenses of the underlying funds in which it invests in.

EXAMPLE

    An investor would pay the following expenses* on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end of each time period:


FUND                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------   ------   -------   -------   --------

     Money Market                      $ 4       $13       $22       $ 51
     Core Fixed Income                   9        30        51        114
     High Yield Bonds                    8        26        46        103
     Long-Term Mortgage-Backed           7        21        37         83
     Mortgage-Backed                     8        25        43         95
     Convertible Securities             11        33        58        128
     Core Equity                         8        26        46        103
     Earnings Momentum                  12        37        64        142
     Mid-Cap Growth                     11        36        62        136
     Small Cap Growth                   12        36        63        139
     Value Opportunities                14        43        --         --
     Asia Pacific Equities              15        47        81        178
     Emerging Markets Equities          15        47        82        179
     European Equities                  12        38        --         --
     International Equities             12        37        --         --
     Japanese Equities                  12        38        --         --
     Latin America Equities             15        46        80        175


*This example is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example has been calculated using actual expenses except Convertible Securities, Value Opportunities, European Equities, International Equities and Japanese Equities where expenses are assumed to be the expense limit. Without an expense limit, total expenses for Convertible Securities would have been 1.08% for the period ended October 31, 1997 and total expenses for Value Opportunities, European Equities, International Equities and Japanese Equities are estimated at 1.36%, 1.20%, 1.16% and 1.20% respectively. Total expenses for Mid-Cap Growth were limited at 1.20% of average net assets through December 31, 1996. For the period November 1, 1997 through October 31, 1998, the Adviser has agreed to reduce its investment advisory fee from Core Fixed Income to 0.35% of its average daily net assets. Without this reduction, the investment advisory fee for Core Fixed Income would be 0.40% of its average daily net assets. In connection with the example, note that $1,000 is less than the Funds' minimum investment requirements and that there are no redemption or exchange fees of any kind. THE EXAMPLE IS HYPOTHETICAL; IT IS INCLUDED SOLELY FOR ILLUSTRATIVE PURPOSES. IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE; ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS
                                 (INTRODUCTION)
                                  ------------

     The following information for the periods ended December 31, 1993 and October 31, 1994 and fiscal years ended October 31, 1995, 1996 and 1997, has been audited by the Company's independent auditors, Deloitte & Touche LLP, and should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information which may be obtained, without charge, by calling the telephone number or writing to the address appearing on the cover of this Prospectus.


                                                                                      CORE FIXED INCOME
                                                                 -------------------------------------------------


                                                        YEAR                                        TEN MONTHS      MARCH 1, 1993
                                                       ENDED        YEAR ENDED      YEAR ENDED         ENDED        (INCEPTION) TO
                                                    OCTOBER 31,    OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      DECEMBER 31,
                                                        1997          1996             1995            1994              1993




NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD          $  9.45        $  9.61        $  8.94          $   10.04        $  10.00
                                                        -------        -------        -------          ---------        --------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------

Net Investment Income                                      0.58           0.55           0.58               0.44            0.45
------------------------------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)                    0.19          (0.16)          0.62           (1.16)(5)           0.19
  on  Investments                                       -------        -------        -------          ---------        --------
------------------------------------------------------------------------------------------------------------------------------------


TOTAL FROM INVESTMENT OPERATIONS                           0.77           0.39           1.20              (0.72)           0.64
                                                        -------        -------        -------          ---------        --------
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Distributions from Net Investment Income                  (0.60)         (0.55)         (0.53)             (0.38)         (0.45)
                                                        -------
-----------------------------------------------------------------------------------------------------------------------------------

Distributions from Realized Gains                             -              -              -                  -          (0.14)
-----------------------------------------------------------------------------------------------------------------------------------

Distributions in Excess of Realized Gains                     -              -              -                  -          (0.01)
                                                        -------        -------        -------          ---------       --------
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                     (0.60)         (0.55)         (0.53)             (0.38)         (0.60)
                                                        -------        -------        -------          ---------       --------
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE, END OF PERIOD                $  9.62        $  9.45        $  9.61          $    8.94       $  10.04
                                                        -------        =======        =======          =========       ========

-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                               8.45%          4.26%         13.92%            (7.24)%(1)   6.54%(2)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Period (in thousands)                $19,368        $25,006        $36,236          $  50,153      $ 33,328

-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                    0.93%          0.76%          0.68%(4)        0.50%(3)(4)   0.50%(3)(4)

-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average                  6.13%          5.85%          6.38%              6.11%(3)   5.24%(3)
  Net Assets
-----------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                                  142.96%        238.73%        223.78%            208.63%(1)   149.96%(2)
====================================================================================================================================


(1) For the ten months ended October 31, 1994 and not indicative of a full year's operating results.
(2) For the period March 1, 1993 (commencement of operations) to December 31, 1993 and not indicative of a full year's operating results.
(3)  Annualized.
(4) The Investment Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.50% of net assets through December 31, 1994. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 0.72% for the fiscal year ended October 31, 1995, 0.68% for the ten months ended October 31, 1994 and 0.89% for the period March 1, 1993 (commencement of operations) through December 31, 1993.
(5) Includes net realized losses on foreign currency transactions/translations.


                                                                                       HIGH YIELD BONDS
                                                                    -------------------------------------------------


                                                                                                       TEN MONTHS    MARCH 1, 1993
                                                     YEAR ENDED     YEAR ENDED      YEAR ENDED           ENDED       (INCEPTION) TO
                                                    OCTOBER 31,    OCTOBER 31,      OCTOBER 31,       OCTOBER 31,    DECEMBER 31,
                                                        1997          1996             1995              1994            1993




NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD         $   9.77       $   9.74        $  9.43           $  10.12      $  10.00
                                                                                      -------           --------      --------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------

Net Investment Income                                      0.91           0.89           0.92               0.73          0.74

Net Realized and Unrealized Gain (Loss) on                 0.34           0.03           0.39              (0.77)         0.27
  Investments                                          --------       --------        -------           --------      --------


TOTAL FROM INVESTMENT OPERATIONS                           1.25           0.92           1.31              (0.04)         1.01
                                                       --------       --------        -------           --------      --------

LESS DISTRIBUTIONS
-------------------------------------------------

Distributions from Net Investment Income                  (0.91)         (0.89)         (1.00)             (0.65)        (0.74)
                                                       --------

Distributions from Realized Gains                             -              -              -                  -         (0.15)
                                                       --------       --------        -------

Distributions in Excess of Realized Gains                     -              -              -                  -             -
                                                       --------       --------        -------           --------       --------

TOTAL                                                     (0.91)         (0.89)         (1.00)             (0.65)         (0.89)
                                                       --------                                         --------       --------

NET ASSET VALUE PER SHARE, END OF PERIOD               $  10.11       $   9.77        $  9.74           $   9.43       $  10.12
                                                       --------       ========        =======           ========       ========

_____________________________

TOTAL RETURN                                              13.26%          9.92%         14.65%            (0.34)%(1)   10.47%(2)
-------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------

Net Assets, End of Period (in thousands)               $208,761       $183,815        $92,652           $ 90,577       $ 73,737

Ratio of Expenses to Average Net Assets                    0.83%          0.90%          0.87%(4)        0.79%(3)(4)   0.79%(3)(4)

Ratio of Net Investment Income to Average                  9.10%          9.21%          9.60%              9.18%(3)   8.60%(3)
  Net Assets
Portfolio Turnover Rate                                  109.45%         82.56%         36.32%             34.01%(1)   47.60%(2)
===================================================================================================================================

(1) For the ten months ended October 31, 1994 and not indicative of a full year's operating results.
(2) For the period March 1, 1993 (commencement of operations) to December 31, 1993 and not indicative of a full year's operating results.
(3)  Annualized.
(4) The Investment Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.79% of net assets through December 31, 1994. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 0.88% for the fiscal year ended October 31, 1995, 0.91% for the ten months ended October 31, 1994 and 0.96% for the period March 1, 1993 (commencement of operations) through December 31, 1993.


                                                                             LONG-TERM MORTGAGE-BACKED SECURITIES
                                                                       -------------------------------------------------


                                                                                                       TEN MONTHS     JUNE 17, 1993
                                                     YEAR ENDED     YEAR ENDED      YEAR ENDED           ENDED       (INCEPTION) TO
                                                    OCTOBER 31,    OCTOBER 31,      OCTOBER 31,       OCTOBER 31,      DECEMBER 31,
                                                        1997          1996             1995              1994            1993




Net Asset Value per Share, Beginning of Period          $  9.56       $   9.56        $  8.95           $  10.07         $  10.00
                                                        -------       --------        -------           --------         --------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------

Net Investment Income                                      0.75           0.68           0.72               0.63             0.28

Net Realized and Unrealized Gain (Loss) on                 0.32           0.02           0.71              (1.26)            0.07
 Investments                                            -------       --------        -------           --------         --------

TOTAL FROM INVESTMENT OPERATIONS                           1.07           0.70           1.43              (0.63)            0.35
                                                        -------       --------        -------           --------         --------

LESS DISTRIBUTIONS
-------------------------------------------------

Distributions from Net Investment Income                  (0.72)         (0.68)         (0.82)             (0.49)           (0.28)

Distributions from Realized Gains                             -              -              -                  -                -

Distributions in Excess of Net Investment                     -          (0.02)             -                  -                -
 Income

TOTAL                                                     (0.72)         (0.70)         (0.82)             (0.49)            (0.28)
                                                        -------       --------        -------           --------          --------

NET ASSET VALUE PER SHARE, END OF PERIOD                $  9.91       $   9.56        $  9.56           $   8.95          $  10.07
                                                        -------       ========        =======           ========          ========

_____________________________

TOTAL RETURN                                              11.66%          7.69%         16.84%            (6.39)%(1)       3.51%(2)
-------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------

Net Assets, End of Period (in thousands)                $81,442       $112,260        $80,159           $ 66,632         $ 25,215

Ratio of Expenses to Average Net Assets                    0.67%          0.68%          0.68%(4)        0.65%(3)(4)     0.65%(3)(4)


Ratio of Net Investment Income to Average Net              7.77%          7.15%          7.88%              8.03%(3)      5.37%(3)
 Assets
Portfolio Turnover Rate                                   16.01%         39.28%         23.76%             36.71%(1)      44.47%(2)
====================================================================================================================================


(1) For the ten months ended October 31, 1994 and not indicative of a full year's operating results.
(2) For the period June 17, 1993 (commencement of operations) to December 31, 1993 and not indicative of a full year's operating results.
(3)  Annualized.
(4) The Investment Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.65% of net assets through December 31, 1994. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 0.69% for the fiscal year ended October 31, 1995, 0.78% for the ten months ended October 31, 1994 and 1.13% for the period June 17, 1993 (commencement of operations) through December 31, 1993.


                                                                                  MORTGAGE-BACKED SECURITIES
                                                                      -------------------------------------------------


                                                                                                       TEN MONTHS    MARCH 1, 1993
                                                     YEAR ENDED     YEAR ENDED      YEAR ENDED           ENDED      (INCEPTION) TO
                                                    OCTOBER 31,    OCTOBER 31,      OCTOBER 31,       OCTOBER 31,     DECEMBER 31,
                                                        1997          1996             1995              1994            1993




Net Asset Value per Share, Beginning of Period          $  9.67        $  9.58        $  9.41         $     9.86         $  10.00
                                                        -------        -------        -------         ----------         --------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------

Net Investment Income                                      0.58           0.51           0.67               0.42             0.50

Net Realized and Unrealized Gain (Loss) on                 0.05           0.22           0.25              (0.48)           (0.12)
 Investments                                            -------        -------        -------         ----------         --------

TOTAL FROM INVESTMENT OPERATIONS                           0.63           0.73           0.92              (0.06)            0.38
                                                        -------        -------        -------         ----------         --------

LESS DISTRIBUTIONS
-------------------------------------------------

Distributions from Net Investment Income                  (0.38)         (0.46)         (0.71)             (0.39)           (0.50)

Distributions from Realized Gains                             -              -              -                  -            (0.02)

Distributions in Excess of Net Investment                 (0.22)         (0.18)         (0.04)                 -                -
 Income                                                 -------        -------        -------

TOTAL                                                     (0.60)         (0.64)         (0.75)             (0.39)           (0.52)
                                                        -------        -------        -------         ----------         --------

NET ASSET VALUE PER SHARE, END OF PERIOD                $  9.70        $  9.67        $  9.58         $     9.41         $   9.86
                                                        -------        =======        =======         ==========         ========

_____________________________

TOTAL RETURN                                               6.71%          7.86%         10.16%            (0.61)%(1)      3.89%(2)
-------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------

Net Assets, End of Period (in thousands)                $55,307        $61,835        $81,366         $  134,948         $147,666

Ratio of Expenses to Average Net Assets                    0.77%          0.69%          0.61%(4)        0.55%(3)(4)     0.55%(3)(4)


Ratio of Net Investment Income to Average Net              6.00%          5.34%          7.13%              5.18%(3)     5.98%(3)
 Assets
Portfolio Turnover Rate                                  109.91%         54.10%         37.83%         65.64% (1)        70.44%(2)
===================================================================================================================================

(1) For the ten months ended October 31, 1994 and not indicative of a full year's operating results.
(2) For the period March 1, 1993 (commencement of operations) to December 31, 1993 and not indicative of a full year's operating results.
(3)  Annualized.
(4) The Investment Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.55% of net assets through December 31, 1994. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 0.63% for the fiscal year ended October 31, 1995, 0.62% for the ten months ended October 31, 1994 and 0.70% for the period March 1, 1993 (commencement of operations) through December 31, 1993.

                                                                    CONVERTIBLE SECURITIES
                                                        -------------------------------------------------------
                                                                       JANUARY 2, 1997
                                                                       (COMMENCEMENT OF
                                                                     OPERATIONS) THROUGH
                                                                      OCTOBER 31, 1997

NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD                          $  10.00
                                                                        --------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------

Net Investment Income (Loss)                                                0.31

Net Realized and Unrealized Gain (Loss) on                                  1.43
 Investments                                                            --------

TOTAL FROM INVESTMENT OPERATIONS                                            1.74
                                                                        --------

LESS DISTRIBUTIONS
-------------------------------------------------------

Distributions from Net Investment Income                                   (0.33)

Distributions from Realized Gains                                              -

Distributions in Excess of Net Investment Income                               -
                                                                        --------

TOTAL                                                                      (0.33)
                                                                        --------

NET ASSET VALUE PER SHARE, END OF PERIOD                                $  11.41
                                                                        --------

_____________________________

TOTAL RETURN                                                               17.66%(1)
-------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------

Net Assets, End of Period (in thousands)                                $   36,890

Ratio of Expenses to Average Net Assets                                      0.95%(2)(3)

Ratio of Net Investment Income to Average Net Assets                         3.54%(2)

Portfolio Turnover Rate                                                    141.43%(1)
Average Commission Rate Paid by the Fund (4)                            $    0.06
===========================================================================================

(1) For the period January 2, 1997 (commencement of operations) to October 31, 1997 and not indicative of a full year's operating results.
(2)  Annualized.
(3) The Investment Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.95% of net assets through December 31, 1997. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 1.08% for the period January 2, 1997 (commencement of operations) through October 31, 1997.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


                                                                                       CORE EQUITY
                                                                    ------------------------------------------------


                                                                                                   TEN MONTHS         MARCH 1, 1993
                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED         ENDED           (INCEPTION) TO
                                                   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,      OCTOBER 31,         DECEMBER 31,
                                                       1997          1996           1995             1994                 1993




NET ASSET VALUE PER SHARE, BEGINNING OF               $  15.93       $  13.69       $  11.57        $  11.81              $  10.00
 PERIOD                                               --------       --------       --------        --------              --------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------

Net Investment Income                                     0.01           0.11           0.06            0.04                  0.03

Net Realized and Unrealized Gain (Loss) on                3.57           2.18           2.11           (0.28)                 1.81
 Investments                                          --------       --------       --------        --------              --------

TOTAL FROM INVESTMENT OPERATIONS                          3.58           2.29           2.17           (0.24)                 1.84
                                                      --------       --------       --------        --------              --------

LESS DISTRIBUTIONS
------------------------------------------------

Distributions from Net Investment Income                 (0.02)         (0.05)         (0.05)              -                 (0.03)

Distributions from Realized Gains                        (0.20)             -              -               -                     -

Distributions in Excess of Realized Gains                    -              -              -               -                     -
                                                      --------       --------       --------        --------              --------

TOTAL                                                    (0.22)         (0.05)         (0.05)              -                 (0.03)
                                                      --------       --------       --------        --------              --------

NET ASSET VALUE PER SHARE, END OF PERIOD              $  19.29       $  15.93       $  13.69        $  11.57              $  11.81
                                                      --------       ========       ========        ========              ========

_____________________________

TOTAL RETURN                                             22.68%         16.79%         18.85%         (2.03)%(1)           18.41%(2)

------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------

Net Assets, End of Period (in thousands)              $156,113       $231,302       $197,721        $136,122              $ 55,885

Ratio of Expenses to Average Net Assets                   0.83%          0.82%          0.85%           0.91%(3)        1.00%(3)(4)

Ratio of Net Investment Income to Average Net             0.08%          0.18%          0.48%           0.44%(3)           0.55%(3)
 Assets

Portfolio Turnover Rate                                  39.22%         39.58%         53.77%          23.53%(1)           29.67%(2)

Average Commission Rate Paid by the Fund(5)           $   0.06       $   0.06          n/a               n/a                n/a
================================================

(1) For the ten months ended October 31, 1994 and not indicative of a full year's operating results.
(2) For the period March 1, 1993 (commencement of operations) to December 31, 1993 and not indicative of a full year's operating results.
(3)  Annualized.
(4) The Investment Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.00% of net assets through December 31, 1993. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 1.09% for the period March 1, 1993 (commencement of operations) through December 31, 1993.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


                                                                           EARNINGS MOMENTUM
                                                        ---------------------------------------------------


                                                                                              NOVEMBER 1, 1994
                                                       YEAR ENDED                            (COMMENCEMENT OF
                                                       OCTOBER 31,       YEAR ENDED         OPERATIONS) THROUGH
                                                          1997        OCTOBER 31, 1996       OCTOBER 31, 1995




NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD           $  13.01              $ 11.47                 $ 10.00
                                                                               -------                 -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------

Net Investment Income (Loss)                                (0.12)               (0.11)                  (0.03)

Net Realized and Unrealized Gain (Loss) on                   1.98                 1.72                    1.51
 Investments                                             --------              -------                 -------

TOTAL FROM INVESTMENT OPERATIONS                             1.86                 1.61                    1.48
                                                         --------              -------                 -------

LESS DISTRIBUTIONS
---------------------------------------------------

Distributions from Net Investment Income                        -                    -                       -

Distributions from Realized Gains                           (1.00)               (0.07)                      -

Distributions in Excess of Net Investment Income                -                    -                   (0.01)
                                                         --------              -------                 -------

TOTAL                                                       (1.00)               (0.07)                  (0.01)
                                                         --------              -------                 -------

NET ASSET VALUE PER SHARE, END OF PERIOD                 $  13.87              $ 13.01                 $ 11.47
                                                         --------              =======                 =======

_____________________________

TOTAL RETURN                                                15.53%               13.99%                  14.76%
---------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------

Net Assets, End of Period (in thousands)                 $101,667              $77,994                 $63,411

Ratio of Expenses to Average Net Assets                      1.17%                1.13%                   1.14%(1)

Ratio of Net Investment Income to Average Net               (0.96%)             (0.82)%                  (0.28%)
 Assets

Portfolio Turnover Rate                                     93.06%               99.03%                  85.91%
Average Commission Rate Paid by the Fund(2)              $   0.06              $  0.06                     n/a
===================================================

(1) The Investment Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.14% of net assets through December 31, 1995. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 1.14% for the year ended October 31, 1996 and November 1, 1994 (commencement of operations) through October 31, 1995.
(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


                                                                  MID-CAP GROWTH
                                               ---------------------------------------------------

                                                                           JUNE 3, 1996
                                                       YEAR ENDED        (COMMENCEMENT OF
                                                       OCTOBER 31,      OPERATIONS) THROUGH
                                                          1997           OCTOBER 31, 1996

NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD           $   9.19                $  10.00
                                                         --------                --------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------

Net Investment Income (Loss)                                (0.08)                  (0.03)

Net Realized and Unrealized Gain (Loss) on                   0.29                   (0.78)
 Investments                                             --------                --------

TOTAL FROM INVESTMENT OPERATIONS                             0.21                   (0.81)
                                                         --------                --------

LESS DISTRIBUTIONS
---------------------------------------------------

Distributions from Net Investment Income                        -                       -

Distributions from Realized Gains                               -                       -

Distributions in Excess of Net Investment Income                -                       -
                                                         --------                --------

TOTAL                                                           -                       -
                                                         --------                --------

NET ASSET VALUE PER SHARE, END OF PERIOD                 $   9.40                $   9.19
                                                         --------                ========

_____________________________

TOTAL RETURN                                                 2.28%                 (8.10)%(1)
---------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------

Net Assets, End of Period (in thousands)                 $135,850                $ 92,430

Ratio of Expenses to Average Net Assets                      1.12%                1.20%(2)(3)

Ratio of Net Investment Income to Average Net               (0.86%)                (0.80)%(2)
 Assets(4)

Portfolio Turnover Rate                                     50.45%                  19.19%(1)
Average Commission Rate Paid by the Fund(4)              $   0.06                $   0.06
=======================================================================================================

(1) For the period June 3, 1996 (commencement of operations) through October 31, 1996 and not indicative of a full year's operating results.
(2)  Annualized.
(3) The Investment Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.20% of net assets through December 31, 1996. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 1.27% for the period June 3, 1996 (commencement of operations) through October 31, 1996.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades an which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


                                                                                SMALL CAP GROWTH
                                                                ------------------------------------------------



                                                    YEAR ENDED      YEAR ENDED                              MARCH 1, 1994
                                                    OCTOBER 31,    OCTOBER 31,         YEAR ENDED          (INCEPTION) TO
                                                       1997           1996          OCTOBER 31, 1995       OCTOBER 31, 1994


NET ASSET VALUE PER SHARE, BEGINNING OF               $  17.17        $  13.53             $  9.39               $  10.00
 PERIOD                                               --------        --------             -------               --------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------

Net Investment Income (Loss)                             (0.15)          (0.13)              (0.07)                 (0.04)

Net Realized and Unrealized Gain (Loss) on                1.91            4.08                4.72                  (0.57)
 Investments                                          --------        --------             -------               --------

TOTAL FROM INVESTMENT OPERATIONS                          1.76            3.95                4.65                  (0.61)
                                                      --------        --------             -------               --------

LESS DISTRIBUTIONS
------------------------------------------------

Distributions from Net Investment Income                     -           (0.01)                  -                      -

Distributions from Realized Gains                        (0.19)          (0.30)              (0.51)                     -

Distributions in Excess of Realized Gains                    -               -                   -                      -
                                                      --------        --------             -------

TOTAL                                                    (0.19)          (0.31)              (0.51)                     -
                                                                      --------             -------               --------

NET ASSET VALUE PER SHARE, END OF PERIOD              $  18.74        $  17.17             $ 13.53               $   9.39
                                                      --------        ========             =======               ========

_____________________________

TOTAL RETURN                                             10.38%          29.73%              49.89%                (6.10)%(1)
------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------

Net Assets, End of Period (in thousands)              $144,756        $132,444             $66,056               $ 51,089

Ratio of Expenses to Average Net Assets                   1.14%           1.14%               1.21%(3)            1.09%(2)(3)

Ratio of Net Investment Income to Average Net            (0.89%)        (0.76)%             (0.61)%                (0.59)%(2)
 Assets

Portfolio Turnover Rate                                  60.52%          45.43%              89.73%                 88.63%(1)
Average Commission Rate Paid by the Fund(4)           $   0.06        $   0.06                 n/a                    n/a
=================================================================================================================================

(1) For the period March 1, 1994 (commencement of operations) through October 31, 1994 and not indicative of a full year's operating results.
(2)  Annualized.
(3) The Investment Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.09% of net assets through December 31, 1994. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 1.24% for the year ended October 31, 1995 and 1.39% for the period March 1, 1994 (commencement of operations) through October 31, 1994.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


                                                                              ASIA PACIFIC EQUITIES
                                                            ---------------------------------------------------


                                                       YEAR ENDED      YEAR ENDED      YEAR ENDED         MARCH 1, 1994
                                                       OCTOBER 31,    OCTOBER 31,      OCTOBER 31,       (INCEPTION) TO
                                                          1997           1996             1995           OCTOBER 31, 1994


NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD            $  9.61         $  8.67        $ 10.19               $  10.00
                                                          -------         -------        -------               --------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------

Net Investment Income (Loss)                                (0.01)           0.06           0.06                   0.03

Net Realized and Unrealized Gain (Loss) on                  (2.10)           0.93          (1.19)                  0.16
 Investments and Foreign Currency                         -------         -------

TOTAL FROM INVESTMENT OPERATIONS                            (2.11)           0.99          (1.13)                  0.19
                                                          -------         -------        -------               --------

LESS DISTRIBUTIONS
---------------------------------------------------

Distributions from Net Investment Income                    (0.08)          (0.05)         (0.01)                     -

Distributions from Realized Gains                               -               -          (0.16)                     -

Distributions in Excess of Net Investment Income            (0.05)              -          (0.22)                     -
                                                          -------         -------        -------

TOTAL                                                       (0.13)          (0.05)         (0.39)                     -
                                                          -------         -------        -------               --------

NET ASSET VALUE PER SHARE, END OF PERIOD                  $  7.37         $  9.61        $  8.67               $  10.19
                                                          -------         =======        =======               ========

_____________________________

TOTAL RETURN                                               (22.40%)         11.36%        (10.98%)                 1.90%(1)
---------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------

Net Assets, End of Period (in thousands)                  $21,327         $48,266        $46,709                 $ 54,019

Ratio of Expenses to Average Net Assets                      1.49%           1.43%          1.47%(3)                 1.40%(2)(3)

Ratio of Net Investment Income to Average Net               (0.02%)          0.66%          0.74%                    0.45%(2)
 Assets

Portfolio Turnover Rate                                     81.92%          84.81%        102.01%                   46.75%(1)
Average Commission Rate Paid by the Fund(4)               $  0.00         $  0.01            n/a                      n/a
===================================================

(1) For the period March 1, 1994 (commencement of operations) through October 31, 1994 and not indicative of a full year's operating results.
(2)  Annualized.
(3) The Investment Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.40% of net assets through December 31, 1994. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 1.51% for the year ended October 31, 1995 and 1.60% for the period March 1, 1994 (commencement of operations) through October 31, 1994.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


                                                                        EMERGING MARKETS EQUITIES
                                                         -------------------------------------------------

                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED       MARCH 1, 1994
                                                      OCTOBER 31,    OCTOBER 31,    OCTOBER 31,      (INCEPTION) TO
                                                          1997          1996           1995          OCTOBER 31, 1994
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD          $  8.18        $  7.19       $   9.73             $ 10.00
                                                        -------        -------       --------             -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------

Net Investment Income (Loss)                               0.03           0.07           0.04               (0.01)

Net Realized and Unrealized Gain (Loss) on                 0.22           0.94          (2.58)              (0.26)
 Investments and Foreign Currency                       -------        -------       --------             -------

TOTAL FROM INVESTMENT OPERATIONS                           0.25           1.01          (2.54)              (0.27)
                                                        -------        -------       --------             -------

LESS DISTRIBUTIONS
-------------------------------------------------

Distributions from Net Investment Income                  (0.11)         (0.02)             -                   -

Distributions from Realized Gains                             -              -              -                   -

Distributions in Excess of Realized Gains                     -              -              -                   -
                                                        -------        -------       --------

TOTAL                                                     (0.11)         (0.02)         (2.54)              (0.27)
                                                        -------        -------       --------             -------

NET ASSET VALUE PER SHARE, END OF PERIOD                $  8.32        $  8.18       $   7.19             $  9.73
                                                        -------        =======       ========             =======

_____________________________

TOTAL RETURN                                               2.82%         14.14%       (26.11)%             (2.70)%(1)
-------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------

Net Assets, End of Period (in thousands)                $47,726        $57,639       $ 51,873             $70,212

Ratio of Expenses to Average Net Assets                    1.50%          1.41%          1.55%               1.70%(2)

Ratio of Net Investment Income to Average Net              0.36%          0.82%          0.54%             (0.09)%(2)
 Assets

Portfolio Turnover Rate                                   79.80%         83.76%         74.24%              61.28%(1)
Average Commission Rate Paid by the Fund(3)             $  0.00        $  0.00            n/a                 n/a
=================================================


(1) For the period March 1, 1994 (commencement of operations) through October 31, 1994 and not indicative of a full year's operating results.
(2)  Annualized.
(3) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


                                                                                    LATIN AMERICA EQUITIES
                                                                     -------------------------------------------------


                                                                                                       TEN MONTHS     MARCH 1, 1993
                                                     YEAR ENDED     YEAR ENDED      YEAR ENDED           ENDED       (INCEPTION) TO
                                                    OCTOBER 31,    OCTOBER 31,      OCTOBER 31,       OCTOBER 31,      DECEMBER 31,
                                                        1997          1996             1995              1994             1993




NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD          $ 10.01        $  7.92       $  14.99           $  15.11          $  10.00
                                                        -------        -------       --------           --------          --------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------

Net Investment Income                                      0.11           0.11           0.06               0.01              0.08

Net Realized and Unrealized Gain (Loss) on                 2.50           2.03          (5.92)             (0.13)             6.35
 Investments and Foreign Currency                       -------        -------       --------           --------          --------

TOTAL FROM INVESTMENT OPERATIONS                           2.61           2.14          (5.86)             (0.12)             6.43
                                                        -------        -------       --------           --------          --------

LESS DISTRIBUTIONS
-------------------------------------------------

Distributions from Net Investment Income                  (0.11)         (0.05)             -                  -             (0.08)

Distributions from Realized Gains                             -              -              -                  -             (1.21)

Distributions in Excess of Realized Gains                     -              -          (1.21)                 -             (0.03)
                                                        -------        -------       --------           --------          --------

TOTAL                                                     (0.11)         (0.05)         (1.21)                 -             (1.32)
                                                        -------        -------       --------           --------          --------

NET ASSET VALUE PER SHARE, END OF PERIOD                $ 12.51        $ 10.01       $   7.92           $  14.99          $  15.11
                                                        -------        =======       ========           ========          ========

_____________________________

TOTAL RETURN                                              26.24%         27.08%       (40.95)%            (0.79)%(1)      64.27%(2)
-------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------

Net Assets, End of Period (in thousands)                $55,336        $68,323       $ 38,942           $122,610          $ 89,910

Ratio of Expenses to Average Net Assets                    1.46%          1.44%          1.58%(4)        1.36%(3)(4)    1.50%(3)(4)

Ratio of Net Investment Income to Average Net              0.87%          1.12%          0.59%              0.11%(3)       0.77%(3)
 Assets

Portfolio Turnover Rate                                   21.17%         44.32%         75.62%            143.65%(1)     120.06%(2)
Average Commission Rate Paid by the Fund (5)            $  0.00        $  0.00            n/a               n/a             n/a
=================================================

(1) For the ten months ended October 31, 1994 and not indicative of a full year's operating results.
(2) For the period March 1, 1993 (commencement of operations) through December 31, 1993 and not indicative of a full year's operating results.
(3)  Annualized.
(4) The Investment Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.50% of net assets through December 31, 1994. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 1.52% for the period March 1, 1993 (commencement of operations) through December 31, 1993.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                              FINANCIAL HIGHLIGHTS

     The following information for the TCW Galileo Money Market Fund has been audited by Deloitte & Touche LLP, independent auditors for MMP, and should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information which may be obtained, without charge, by calling the telephone number or writing to the address appearing on the cover of this Prospectus.

                                                                                 Year Ended December 31
                                                             -----------------------------------------------------
                                                                    Ten             1993
                                Year         Year        Year       Months
                                Ended        Ended       Ended      Ended
                                October      October     October   October
                                 31, 1997    31, 1996    31,        31, 1994
                                                         1995




NET ASSET VALUE PER SHARE,      $    1.00    $   1.00   $   1.00   $    1.00   $  1.00
 BEGINNING OF PERIOD

INCOME FROM INVESTMENT
 OPERATIONS
-----------------------------      0.0516      0.0509     0.0549      0.0304      0.0293
Net Investment Income

LESS DISTRIBUTIONS
-----------------------------     (0.0516)   --------    (0.0549)    (0.0304)    (0.0293)
                                ---------     (0.0509)
Dividends from Net
 Investment Income

NET ASSET VALUE PER SHARE,      $    1.00    $   1.00   $   1.00   $    1.00    $   1.00
 END OF PERIOD                  =========    ========   ========   =========    ========

Total Return                         5.29%       5.21%      5.67%   3.04%/1/        2.97%
-----------------------------
Ratios/Supplemental Data
-----------------------------
Net Assets, End of Period       $ 222,771    $233,671   $ 86,302   $ 124,392    $ 81,204
(in thousands)

Ratio of Expenses to Average         0.40%       0.40%      0.40%   0.40%/3/        0.40%
 Net Assets/4/

Ratio of Net Investment              5.17%       5.04%      5.49%   3.65%/3/        2.93%
 Income to Average Net Assets




                                                    Year Ended December 31
                                       --------------------------------------------
                                        1992        1991        1990       1989      July 14,
                                                                                       1988
                                                                                   (Inception)
                                                                                    to December
                                                                                    31, 1988


NET ASSET VALUE PER SHARE,           $   1.00    $   1.00    $   1.00    $  1.00         $    1.00
 BEGINNING OF PERIOD

INCOME FROM INVESTMENT
 OPERATIONS
-----------------------------            0.0381      0.0620      0.0800     0.0882          0.0379
Net Investment Income

LESS DISTRIBUTIONS
-----------------------------           (0.0381)    (0.0620)     (0.0800)   (0.0882)      (0.0379)

Dividends from Net
 Investment Income
                                           1.00    $   1.00    $   1.00    $  1.00      $    1.00
NET ASSET VALUE PER SHARE,              =======    ========    ========    =======      =========
 END OF PERIOD                             3.92%       6.35%       8.18%      9.22%      7.68%/2/

Total Return
-----------------------------

Ratios/Supplemental Data
-----------------------------
Net Assets, End of Period               183,465    $140,987    $167,572    $88,620      $  63,703
(in thousands)

Ratio of Expenses to Average              0.40%       0.40%       0.40%      0.40%      0.40%/3/
 Net Assets/4/

Ratio of Net Investment                   3.81%       6.20%       8.00%      8.82%      8.08%/3/
 Income to Average Net Assets

(1) For the ten months ended October 31, 1994 and not indicative of a full year's operating results.
(2) For the period July 14, 1988 (commencement of operations) to December 31, 1988 and not indicative of a full year's operating results.
(3)  Annualized.
(4) The Investment Adviser has voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.40% of net assets through December 31, 1998. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 0.44% for the fiscal year ended October 31, 1996, 0.46% for the fiscal year ended October 31, 1995, 0.68% for the ten months ended October 31, 1994, 0.52%, 0.49%, 0.47%, 0.51% and 0.71% for the years ended December 31, 1993 through 1989, respectively, and 0.47% for the period July 14, 1988 (commencement of operations) through December 31, 1998.

                             MANAGEMENT DISCUSSION

    Accompanying the management discussion is a graphical analysis of the change in value of a $250,000 investment (minimum initial shareholder investment) in each Fund, except Money Market, compared to the change in value of an investment of the same amount using the applicable broad-based index.

TCW GALILEO CORE FIXED INCOME FUND

    1997 ended up as a strong year for U.S. fixed income market returns. Concerns over the inflationary consequences of high capacity utilization and tight labor markets waned by summer as reported data simply did not show an emergence of upward price pressures from these conditions. As the year progressed, U.S. Treasury bonds reemerged as a sector of investment choice for the first time in over four years due, largely, to the Asian financial crisis. One negative of the Asian financial crisis was the perception of increased risks regarding high yield securities. During the fourth quarter, high yield securities came under pressure as the global financial market turmoil caused a flight to quality. These concerns led to high yield underperformance for the fourth quarter which negatively affected the Fund's performance.

TCW GALILEO HIGH YIELD BONDS FUND

    The Fund earned a total return of 13.3% for the period November 1, 1996 to October 31, 1997. The return on the Salomon Brothers High Yield Cash Pay Index during the same period was 14.0%. The Fund's underperformance was largely attributable to the fact that the portfolio maintained a higher concentration in defensive industry groups during a period in which cyclical sectors outperformed. Additionally, the Fund was underweighted in the Telecommunications and Media sectors during this period, a time when a high level of merger and acquisition activity significantly enhanced the performance of high yield bonds in these sectors. Importantly, the Fund experienced no defaults in the most recent year. The high yield bond market has continued to be an attractive asset class as the Fund has outperformed the Lehman Brothers Government/Corporate Bond Index which returned 8.8% for the 12 months ended October 31, 1997.



    We continue to pursue a high yield investment approach which emphasizes strong fundamental credits in the upper-tier of the high yield market and is designed to preserve principal while simultaneously providing attractive risk-adjusted returns.

TCW GALILEO MORTGAGE-BACKED SECURITIES FUND

    Financial markets posted strong performance gains over the twelve month period ending October 31, 1997. Although the fiscal year began with rising interest rates, negative bond market returns and a Fed hike in March, the bond market recovered fully during the second half. News of slowing economic growth and minimal inflationary pressures pushed interest rates lower between April and July. Interest rates rose moderately in August, and then reversed course and declined in September and October due to reassuring inflation data, a declining budget deficit and a somewhat complacent Fed. Bond market returns were further augmented by a "flight to quality" in late October as investors sold their equity positions and purchased U.S. bonds as equity markets declined globally.

    Stable prepayment rates and strong investor demand helped mortgages outperform both treasuries and corporates during the year. In the first half, rising interest rates reduced refinancing incentives among homeowners and lowered prepayment expectations among mortgage investors. In the second half, strong technicals bolstered the mortgage sector's performance as mortgage spreads narrowed to the tightest levels seen in a decade. Even when mortgage spreads appeared tight on a historical basis, the sector retained much of its yield advantage over other fixed income securities and investor demand for mortgages remained strong throughout most of the year.

    Declining interest rates reignited prepayment fears among mortgage investors and mortgage performance began to lag recently. Refinancing activity steadily increased over the summer and analysts forecasted prepayments to move higher as well. Homeowners are now exposed to their best opportunity to refinance in two years and the longer rates remain low, the greater the likelihood of a strong acceleration in prepayments. The increase in volatility and the widening of mortgage spreads over the past few weeks has produced new investment opportunities within the mortgage sector. Our strategy remains focused on call protection and mitigating the effects of prepayments on returns.

TCW GALILEO LONG-TERM MORTGAGE-BACKED SECURITIES FUND

    Financial markets posted strong performance gains over the twelve month period ending October 31, 1997. Although the fiscal year began with rising interest rates, negative bond market returns and a Fed hike in March, the bond market recovered fully during the second half. News of slowing economic growth and minimal inflationary pressures pushed interest rates lower between April and July. Interest rates rose moderately in August, and then reversed course and declined in September and October due to reassuring inflation data, a declining budget deficit and a somewhat complacent Fed. Bond market returns were further augmented by a "flight to quality" in late October as investors sold their equity positions and purchased U.S. bonds as equity markets declined globally.

    Stable prepayment rates and strong investor demand helped mortgages outperform both treasuries and corporates during the year. In the first half, rising interest rates reduced refinancing incentives among homeowners and lowered prepayment expectations among mortgage investors. In the second half, strong technicals bolstered the mortgage sector's performance as mortgage spreads narrowed to the tightest levels seen in a decade. Even when mortgage spreads appeared tight on a historical basis, the sector retained much of its yield advantage over other fixed income securities and investor demand for mortgages remained strong throughout most of the year.

    Declining interest rates reignited prepayment fears among mortgage investors and mortgage performance began to lag recently. Refinancing activity steadily increased over the summer and analysts forecasted prepayments to move higher as well. Homeowners are now exposed to their best opportunity to refinance in two years and the longer rates remain low, the greater the likelihood of a strong acceleration in prepayments. The increase in volatility and the widening of mortgage spreads over the past few weeks has produced new investment opportunities within the mortgage sector. Our strategy remains focused on call protection and mitigating the effects of prepayments on returns.

TCW GALILEO CONVERTIBLE SECURITIES FUND

    The Fund achieved returns over 22.7% for the twelve month period beginning November 1996. The strong performance of the Fund outperformed its two benchmarks, the First Boston Convertible Securities Index and the Lipper average of convertible mutual funds which returned 19.7% and 20.7%, respectively for the same time period.

    The Fund benefitted from holdings in a diverse group of securities. The best performing sector was cable. After three years of stagnation, the group performed spectacularly. In addition to the excellent performance generated by cable stocks several other holdings added incremental performance as well.
These included Sepracor, SFX Broadcasting, American Bankers Insurance, Omnicom Group, Home Depot, Hexcel Corp. and Staples. In contrast to cable, the performance of technology was mixed. Sales during the second and third quarters of holdings in Altera, Analog Devices, SCI Systems and Quantum were all made at substantial profits. In addition, the Fund realized small profits on new issues from companies such as Level One, Read Rite, Apple Computer and Photronics. These profits, along with the good performance of our holding in Cisco Systems, helped to offset the poor performance of our remaining technology holdings.

    The Fund seeks to invest in convertible securities which will participate in a greater proportion of the upside of their underlying equities than in any downside. In addition, the Fund attempts to purchase these statistically attractive convertibles in companies which have good fundamental business prospects. In a slowing economy with intense competition and little pricing flexibility, the Fund is focusing on companies which have good unit growth characteristics and can generate above average earnings growth.

TCW GALILEO CORE EQUITY FUND

    The end of 1997 was marked by both a dramatic increase in volatility and the biggest leadership shift in many years. The turmoil in Asia has threatened to transmit a deflationary shock to the U.S and other economies and, particularly, to corporate profits, since U.S. companies have been burdened with higher exchange rates for the dollar versus the currencies of the Pacific Rim. This raises the prospects for lower export sales and increased import competition. This has occurred during a period of tightening labor markets which has, in turn, caused a modest acceleration in wage costs. Up to now these increasing costs have been largely offset by productivity gains, but if the economy slows, that may diminish. With little pricing power, the outlook for 1998 profit gains has turned weaker, at least for the early part of the year. In response to these factors, adjustments were made to the Fund's investment portfolio in order to reduce companies with Asian exposure and to increase holdings with companies that will benefit from lower interest rates. Healthcare, financial services, information and communications technology, airlines and aerospace equipment, together with media and entertainment, outsourcing and miscellaneous business services all represent areas in which the long-term growth prospects are good and where the impact transmitted out of Asia's turmoil should be limited in scope and duration.

TCW GALILEO EARNINGS MOMENTUM FUND

    Although the TCW Galileo Earnings Momentum Fund gained more than 45% and significantly outpaced the small cap average in the second half of the 1997 fiscal year, a difficult first half caused the Fund to lag the small cap indices for the full fiscal year. Total return for the twelve months ending in October was 15.5%. This compares with 21.2% for the Russell 2000 Growth Index and 17.8% for the NASDAQ Industrials.

    The fact that performance lagged the indices is due to low weightings in two industry groups that enjoyed strong performance, and several industry groups where stock selection was disappointing. Financial services and energy were two groups with excellent performance that were underweighted in the Fund. The best performing industry groups in which the Fund had meaningful weightings were telecommunications, business services and leisure. Industries that experienced disappointing performance were retail, specialty chemicals and computer software.

    As bottom up investors, the Fund does not target particular industries in which to invest. Instead industry or sector changes merely reflect the impact of individual stock selection. In 1997 stock selection reduced the Fund's focus on capital goods and increased the weighting in consumer staples. Industry groups that increased as a percent of the Fund's holdings included technology, energy, and education. Groups in which the weighting declined in the fiscal year included technology, pollution control and retail. The largest industry weightings at year end were business services, healthcare and information processing.

TCW GALILEO MID-CAP GROWTH FUND

    During the first six months of the fiscal 1997, fears of rising interest rates resulting from an overheating economy exacerbated the bear market in mid cap growth stocks that actually began in May of 1996. The second half of the year represented the stock market's most remarkable reversal of fortune in three years. Driven by stronger relative earnings growth, small and mid cap growth stocks stormed ahead of large caps. The return to leadership of our asset class has been truncated by the advent of the Asian financial crisis. As concerns about deflation mount, the expectation of lower interest rates buoys bond prices. Meanwhile, the "flight to liquidity" in equities supports the S&P's largest, most stable growers at the expense of all other stocks. From our perspective, we do not believe the deflation argument. We think the benefits of lower inflation will offset the lower growth in earnings. With this fundamental backdrop, it is difficult to forecast with precision when mid cap growth stocks will regain relative favor with domestic equity investors. Several factors indicate mid caps will lead the market once the full extent of the fall out from Asia is understood. On almost all standard financial benchmarks (price to book, price to earnings, price to growth rate) mid cap growth stock valuations relative to the S&P 500 are at historical and/or recession lows. Also, significant economic fall out is less likely to affect mid cap companies that generally have little business in Asia. Moreover, periods of market turbulence frequently create unprecedented buying opportunities in great growth companies unfairly penalized in the short term.

TCW GALILEO SMALL CAP GROWTH FUND

    Although the TCW Galileo Small Cap Growth Fund gained more than 40% and significantly outpaced the small cap averages in the second half of the 1997 fiscal year, a difficult first half caused the Fund to lag the small cap indices for the full fiscal year. Total return for the twelve months ending in October was 10.4%. This compares with 21.2% for the Russell 2000 Growth Index and 17.8% for the NASDAQ Industrials.

    The fact that performance lagged the indices is due to low weightings in two industry groups that enjoyed strong performance, and several industry groups where stock selection was disappointing. Financial services and energy were two groups with excellent performance that were underweighted in the Fund. The energy stocks in the Fund performed very well, as did two other areas that were underweighted, food and machinery. Industries that experienced disappointing performance were restaurants, electrical equipment, retail and auto parts.

    As a bottom up investor, the Fund does not target particular industries in which to invest. Instead industry or sector changes merely reflect the impact of individual stock selection. In 1997 stock selection reduced the Fund's focus on consumer staples and increased the weighting in capital goods. Industry groups that increased as a percent of the Fund's holdings included technology, energy, and education. Groups in which the weighting declined in the fiscal year included healthcare, business services, and retail. The largest industry weightings at year end were information processing, business services, healthcare and electronics.

TCW GALILEO ASIA PACIFIC EQUITIES FUND

    The total return earned by the Fund during the fiscal year ended October 31, 1997, was negative 22.4%. This compares favorably to the negative 42.8% return of the Morgan Stanley Combined Far East Free ex-Japan Index for the same period.

    The Fund outperformed the MSCI Combined Far East Free ex-Japan Index due to a judicious asset allocation strategy in the wake of the Asian currency crisis. The Fund benefitted from maintaining an overweight position in its largest holding, Hong Kong, which has been viewed as a relatively safe haven during the crisis. The Fund also overweighted the Indian equity market, which rose a strong 18.2% during the twelve months ended October 31, 1997. The Fund also benefitted from an underweight position in Southeast Asia, particularly in Thailand and Malaysia, which posted losses of 69.0% and 56.8%, respectively, during the period. The Fund exited the Thai equity market prior to the onset of the currency crisis, and subsequently exited the markets in Malaysia and Korea as the near-term outlook for the region continued to deteriorate. Confidence is still lacking as we have yet to witness appropriate policy responses from governments to the region. As a result, we have temporarily increased the Fund's cash position while we carefully monitor further developments in the region.

TCW GALILEO EMERGING MARKETS EQUITIES FUND

    The total return earned by the Fund during the fiscal year ended October 31, 1997, was 2.8%. This compares favorably to the negative 10.0% return of the International Finance Corporation (IFC) Composite Investable Index for the same period.

    As an asset class, the Emerging Markets equities posted moderate declines during the twelve months ended October 31, 1997, due to investor concerns about the currency crisis in Asia and it potential spillover effect into other regions. The Fund's outperformance relative to the International Finance Corporation IFC Composite Investable Index is attributable to strong performance by the Fund's largest holdings including Mexico, Brazil, and India which rose 37.2%, 28.1% and 18.2%, respectively, during the period. Furthermore, the Fund maintained its overweight position in Emerging Europe, where Russia and Hungary surged 150.7% and 58.9%, respectively. The Fund also benefitted from a significantly underweight position in the Asian equity markets, which on average posted losses in excess of 40% due to capital flight in the wake of the currency crisis. Despite continued uncertainly in Southeast Asia, fundamentals in Latin America and emerging Europe remain largely positive, and we anticipate a rebound in these markets in the near term.

TCW GALILEO LATIN AMERICA EQUITIES FUND

    The total return earned by the Fund during the twelve months ended October 31, 1997, was 26.2%. This compares favorably to the 22.6% return of the International Finance Corporation (IFC) Latin America Investable Index for the same period.

    The Fund's outperformance relative to the International Finance Corporation
(IFC) Latin America Investable Index is primarily due to an overweight position
to Brazil earlier in the year.   The Brazilian equity market rose 47.6% in the
first half of the Fund's fiscal year due to continued progress of privatization or deregulation. Later in the year, however, the Fund shifted to an underweighted position in Brazil as the currency crisis in Asia -- and particularly the capital flight to quality in international markets -- put into question the sustainability of financing Brazil's current account deficit; Brazilian equities fell 23.1% in the last half of the fiscal year. The Fund also benefitted from its strong position in Mexico, which rose 37.2% in the twelve months ended October. The market was driven by positive sentiment toward Mexico's macroeconomic environment, including robust GDP growth and a recovery in consumer spending, while inflation continued its gradual decline. The Fund maintained its overweight position in Venezuelan equities, which outperformed the entire region by rising 48.8% during the fiscal year. Investors were encouraged by the success of the economic stabilization plan as well as private investment flows into the petroleum sector.

                       INVESTMENT OBJECTIVES AND POLICIES

    This Prospectus describes the following Funds offered by the Company: one money market fund -- TCW Galileo Money Market Fund ("Money Market"); four fixed income funds -- TCW Galileo Core Fixed Income Fund, TCW Galileo High Yield Bonds Fund, TCW Galileo Long-Term Mortgage-Backed Securities Fund and TCW Galileo Mortgage-Backed Securities Fund (collectively, the "Bond Funds"); six equity funds -- TCW Galileo Convertible Securities Fund, TCW Galileo Core Equity Fund, TCW Earnings Momentum Fund, TCW Galileo Mid-Cap Growth Fund, TCW Galileo Small Cap Growth Fund and TCW Galileo Value Opportunities Fund and six international equity funds -- TCW Galileo Asia Pacific Equities Fund, TCW Galileo Emerging Markets Equities Fund, TCW Galileo European Equities Fund, TCW Galileo International Equities Fund, TCW Galileo Japanese Equities Fund and TCW Galileo Latin America Equities Fund (together, the "Equity Funds"). Each of the Bond Funds and Money Market is a diversified portfolio, while each of the Equity Funds is non-diversified.

    Additional information about investment strategies that one or more of the Funds may employ and investment policies discussed below appear in the Appendix to this Prospectus and in the Statement of Additional Information. A description of the rating systems of Moody's Investors Services, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") is also contained in the Appendix to this Prospectus.

    The investment objective of each Fund is a fundamental policy. Fundamental policies of a Fund may not be changed without the approval of a majority of the outstanding shares of that Fund. Any investment involves risk, and there can be no assurance that a Fund will achieve its investment objective. The Funds' investment strategies, unless otherwise specified, are not fundamental policies and may be changed without shareholder approval. Shareholders will be notified of any change in such strategies as required by law. For purposes of the investment percentage limitations set forth in the following pages: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Fund.

TCW GALILEO MONEY MARKET FUND

    TCW Galileo Money Market Fund seeks current income, preservation of capital and liquidity through investment in short-term money market securities. While there can be no assurance that the Fund will achieve its investment objective, it seeks to do so by following the investment policies described below. The investment objective and policies of the Fund and the limitations described below can be changed only by action of the shareholders.

    The Fund seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of money market instruments with remaining maturities of one year or less or whose implied maturities are one year or less. Certain variable rate and floating rate instruments are deemed to have an implied maturity equal to the period remaining until the next adjustment of the interest rate. See "Investment Restrictions" in the Statement of Additional Information. The average maturity of the Fund's investments on a dollar-weighted basis will be 90 days or less. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; redeeming shares in kind; or utilizing a net asset value per share determined by using available market quotations.

    The Fund will purchase only those instruments that meet the following applicable quality requirements. The Fund will not purchase a security (other than a security issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities) unless the security or the issuer with respect to comparable securities (i) is rated by at least two nationally recognized statistical rating organizations ("NRSROs") such as S&P or Moody's in one of the two highest rating categories for short-term debt obligations, (ii) is rated in one of the two highest categories for short-term debt by the only NRSRO that has issued a rating, or (iii) if not so rated, the security is determined by the Adviser to be a comparable quality. As a matter of operating policy, the Fund will not purchase commercial and other short-term obligations of United States corporations unless the instrument is rated A-1 by S&P, P-1 by Moody's or, if not rated, determined to be of comparable quality by the Adviser.

TCW GALILEO CORE FIXED INCOME FUND

    TCW Galileo Core Fixed Income Fund seeks to provide above-average total return from income and capital appreciation through investment principally in high credit quality fixed income instruments, including U.S. government bonds, corporate bonds, mortgage-backed securities and asset-backed securities. The Fund invests in high quality securities and applies a controlled risk approach to the management of those securities. It is a fundamental policy of the Fund to invest at least 65% of its total assets in fixed income securities rated A or higher by Moody's and S&P under normal circumstances.

    After purchase, a security may cease to be rated or its rating may be lowered. Neither event will require the sale of the security. However, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security.

    Fixed income securities that the Fund may invest in include, but are not limited to, obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Securities"), bonds, notes, debentures, mortgage-backed securities and other securities bearing fixed or variable interest rates of any maturity.

    The controlled risk approach involves techniques intended to control the principal risk components of the fixed income markets. These components include security selection within a given sector, relative performance of the various market sectors, the shape of the yield curve and fluctuations in the overall level of interest rates. The Adviser also utilizes active asset allocation in an effort to obtain incremental returns. However, there can be no assurance that this approach will be successful.

    The Fund attempts to monitor exposure to changes in the overall level of interest rates using a statistic called "duration," which measures approximately the volatility of a bond's price for a given change in interest rates. The duration of a bond is the present-value-weighted average time to receipt of all of the bond's cash-flows, including both coupons and principal. The Fund seeks to control the risks associated with changes in interest rates by managing the difference in the weighted average duration of all of the portfolio securities in the Fund compared to the market's duration.

    The Fund will not invest more than 15% of its total assets in securities rated below investment grade. Securities rated below investment grade are regarded by the rating agencies as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments and generally involve more risk of loss of principal and income than investment grade securities. Also their yields and market value tend to fluctuate more than higher-rated securities. The greater risks and fluctuations in yield and value occur because investors generally perceive issuers of lower-rated securities to be less creditworthy. For a greater discussion of the risks associated with high yield lower rated securities see Page 71 of this Prospectus.

    The Fund may also invest up to 20% of its total assets in securities issued by foreign governments or companies which are investment grade-rated or equivalent and which may be denominated in foreign currencies. In conjunction with making these investments, the Fund may attempt to hedge the currency risk of such securities by purchasing or selling foreign currency futures contracts (and options on such contracts) and foreign currency forward contacts with respect to such foreign currencies. To mitigate the effects of foreign currency exchange rate fluctuations on the Fund's portfolio, the Fund will also limit its investment in securities denominated in any single foreign currency to not more than 5% of its total assets.

    The Fund may enter into repurchase agreements and purchase and sell securities on a when issued, forward commitment or when, as and if issued basis. The Fund may also engage in interest rate hedging transactions by investing in or writing options on U.S. Government Securities. Subject to certain limitations, the Fund may enter into repurchase agreements, futures contracts or options on such contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from interest rate or market fluctuations, to protect unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage its effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may invest in collateralized mortgage obligations ("CMOs"). The Fund may also invest in stripped mortgage securities (including interest-only securities) which are highly sensitive to changes in interest and prepayment rates and exhibit great price volatility than other CMOs. The Fund also may enter into reverse repurchase agreements for temporary borrowing purposes and may borrow money through the use of mortgage dollar rolls as part of its investment strategy.
See "Risk Considerations - Reverse Repurchase Agreements and Mortgage Dollar Rolls" and "Risk Considerations - Risk Associated with Mortgage-Backed Securities". See the Appendix to this Prospectus and the Statement of Additional Information for a greater discussion of these investment practices and types of securities.

TCW GALILEO HIGH YIELD BONDS FUND

    TCW Galileo High Yield Bonds Fund seeks to provide high current income consistent with reasonable risk through investment in a professionally managed, diversified portfolio consisting principally of high yield bonds, commonly known as "junk" bonds, and other high yield fixed income securities. Such securities are regarded by the rating agencies as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. See "Risk Considerations - Risks Associated With Lower Rated Securities."

    Under normal market conditions and as a fundamental policy, the Fund invests at least 65% of its total assets in high yield bonds, but emphasizes investments in securities which the Adviser considers to be at the lower-risk end of the high yield bond spectrum. These represent securities issued by companies considered by the Adviser to have stable to improving business prospects. The more volatile parts of the high yield market, such as zero coupon bonds and payment-in-kind securities, will be underweighted in relation to the market averages. The Fund will not invest in securities of bankrupt companies, except that the Fund may increase its holdings of certain portfolio securities after the issuer of the securities declares bankruptcy or defaults on a security. If a company is emerging from bankruptcy, the Fund may purchase the company's securities on a "when, as and if" issued basis, which means that the Fund will only hold the securities if the company does indeed come out of bankruptcy. The Fund expects to purchase investments in "emerging credit" companies. These are companies considered by the Adviser to be in the growth stage of development and to have reasonable prospects for improved operating results and debt ratings. Such issuers generally have shorter operating histories and lower revenues and entail greater risk than issuers of investment grade securities. Investments are also made in securities of selected companies that have undergone leveraged buyouts or recapitalizations. See the Appendix to this Prospectus for the composition of the Fund's portfolio by rating category as of October 31, 1997.

    Fixed income securities appropriate for the Fund may include both convertible and nonconvertible debt securities and convertible and non-convertible preferred stocks. The Fund will not purchase common stocks or warrants or options to acquire common stocks, except when attached to or included in a unit with fixed income securities which otherwise would be attractive to the Fund, or upon conversion of a convertible security or exercise of a warrant or option. Common stock retained by the Fund upon any such conversion or exercise may be retained in the Fund's portfolio to permit orderly disposition.

    The Fund's approach emphasizes consistent and high current income rather than the possibly greater but more uncertain profits which could be earned through short-term trading or through attempting to anticipate events such as the rescue of ailing or bankrupt companies. The Fund attempts to reduce the risks involved in investment in lower rated securities through diversification of the portfolio and by analysis of each issuer, of each issuer's ability to make timely payments of principal and interest, and of broad economic trends and corporate developments.

    Representatives of the Adviser, or of the Adviser's affiliates, may serve on the board of directors of the companies whose securities are held by the Fund or on creditors' committees with respect to certain investments made by the Fund. While participation by representatives of the Adviser on certain boards may enhance the Fund's ability to manage its investments, it may also have the effect of impairing the ability of the Fund to sell the related securities when, and upon the terms, it might otherwise desire. Similarly, a member of a creditors' committee may owe certain obligations generally to all creditors similarly situated that the committee represents and may be subject to various trading or confidentiality restrictions. The Adviser will attempt to balance the advantages and disadvantages of service on boards and creditors' committees when deciding whether and how to exercise its voting or contractual rights, but changes in circumstances could produce adverse consequences in particular situations.

    The higher yields sought by the Fund are generally obtainable from investing in securities rated below investment grade by recognized rating services. The Fund invests principally in fixed income securities rated Ba1 or lower by Moody's or BB+ or lower by S&P, but may purchase securities rated as low as Caa by Moody's or CCC by S&P. As a matter of operating policy, the Fund does not purchase securities rated below both B3 by Moody's and below B- by S&P.

    The Fund may invest in unrated securities if the Adviser determines that the credit characteristics of the issuers of such securities and/or the protection afforded by the terms of the securities limit the risk to the Fund to a level comparable to that of rated securities in which the Fund may invest. In addition, the Fund may enter into repurchase agreements, forward commitments, futures contracts and options on futures contracts and purchase and sell securities on a when issued or a when, as and if issued basis as set forth above. The Fund may invest in securities of foreign companies. The Fund will not invest more than 10% of the value of its total assets, measured at the time of purchase, in Eurodollar securities which are fixed income securities of a U.S. or foreign issuer that are issued in U.S. dollars outside the United States. This 10% limit shall not apply to securities issued or guaranteed by Canadian companies, provided the interest and principal on such securities is payable in U.S. dollars. The Fund will not invest more than 5% of the value of its total assets, measured at the time of purchase, in non-dollar denominated foreign securities. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. For a discussion of the risks of foreign securities, see "Risk Considerations - Foreign Securities". In addition, see the Appendix to this Prospectus and the Statement of Additional Information for a greater discussion of these investment practices and types of securities.

TCW GALILEO LONG-TERM MORTGAGE-BACKED SECURITIES FUND AND TCW GALILEO MORTGAGE-BACKED SECURITIES FUND

    The TCW Galileo Long-Term Mortgage-Backed Securities Fund seeks current income and capital appreciation by investing in a portfolio that may include the full range of maturities and types of mortgage-backed securities guaranteed by, or secured by collateral that is guaranteed by, the United States government, its agencies, instrumentalities or its sponsored corporations (collectively, the "Federal Agencies"), and in privately issued mortgage-backed securities rated Aa or higher by Moody's or AA or higher by S&P. The TCW Galileo Mortgage-Backed Securities Fund seeks current income and capital appreciation by investing in a portfolio consisting of relatively short-term mortgage-backed securities guaranteed by, or secured by collateral that is guaranteed by, Federal Agencies, and in private issued mortgage-backed securities rated Aa or higher by Moody's or AA or higher by S&P. The primary distinction between the two Funds is the weighted-average maturity of their portfolios. The Adviser, under normal market conditions, seeks to construct a portfolio with a weighted-average duration with respect to fixed rate obligations and a weighted average reset frequency with respect to floating rate obligations of no more than eight years for Long-Term Mortgage-Backed Securities and no more than two years for Mortgage-Backed Securities. Weighted average duration is the average duration of the fixed rate securities in the portfolio weighted by market value. Duration measures a security's price sensitivity to instantaneous changes in interest rates and is measured in years. A one year duration generally means a security's price will increase (decrease) one percent for every one percent decrease in (increase) in interest rates. Prices for non-U.S. Treasury securities will also be affected by other factors including, but not limited to, changes in credit quality, supply and demand, prepayments and yield curve fluctuations. Weighted average reset frequency is the average time to the next coupon reset date of the floating rate securities in the portfolio weighted by market value. It is a fundamental policy of Mortgage-Backed Securities to invest at least 65% of its assets in mortgage-backed securities guaranteed by, or secured by collateral which is guaranteed by, Federal Agencies. With respect to Long-Term Mortgage-Backed Securities, it is a fundamental policy of the Fund to invest at least 65% of its assets in mortgage-backed securities which are guaranteed by, or secured by collateral which is guaranteed by, Federal Agencies and which have a dollar weighted average life of ten years or more. Federal Agencies typically will include, but are not limited to, the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). Due to prepayments of mortgage-backed securities, the average life of a mortgage-backed security may be shorter than the security's stated maturity. Under normal market conditions, the longer weighted average maturity of the Long-Term Mortgage-Backed Securities portfolio will cause its yield to be higher but its net asset value to be less stable and more volatile than that of Mortgage-Backed Securities.

    Mortgage-backed securities include (a) obligations issued or guaranteed by Federal Agencies, such as GNMA, FNMA and FHLMC (securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the "full faith and credit" of the United States); (b) collateralized mortgage obligations ("CMOs"), including real estate mortgage investment conduits, issued by United States or foreign private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by Federal Agencies; and (c) obligations issued by United States or foreign private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement. See "Risk Considerations - Collateralized Mortgage Obligations" at page 71 for a discussion of the risks associated with investing in CMOs.

    Each Fund may invest in both fixed rate and adjustable rate mortgage securities ("ARMs"), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen, twenty-four, thirty-six or longer scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark. ARMs will reset off of a variety of short-term indices including, but not limited to, LIBOR (London Interbank Offered Rate), 90-day United States Treasury Bills and the 11th District Cost of Funds index ("COFI"). Fixed rate investments may be of varying maturities. At different times during the interest rate cycle, the Funds may emphasize investments in floating rate or fixed rate securities or may diversify in investments which reset off of each of the indices or focus investments in securities which reset off of one index.

    Part of each Fund's investment strategy involves the purchase of inverse floaters which are considered to be a derivative instrument. Inverse floaters constitute a class of CMOs with a coupon rate that moves opposite to that of a designated index, such as LIBOR or COFI. Any rise in the index rate causes a decline in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of the inverse floater. Inverse floaters exhibit greater price volatility than other mortgage-backed securities. See the Appendix to this Prospectus for a greater discussion of inverse floaters and "Risk Considerations - Inverse Floaters" in this Prospectus.

    Each Fund may invest in other securities, including mortgage-backed securities which are not guaranteed, or secured by collateral which is not guaranteed, by Federal Agencies. In addition, each Fund may invest in mortgage dollar rolls, asset-backed securities and debt securities rated Aa or higher by Moody's or AA or higher by S&P, measured at time of purchase or initial investment, or which have received a similar rating by any other nationally recognized rating system. See "Risk Considerations - Reverse Repurchase Agreements and Mortgage Dollar Rolls." Each Fund also may invest in stripped mortgage securities (including interest-only securities), enter into repurchase agreements and purchase and sell securities on a when issued, forward commitment or a when, as and if issued basis. Each Fund also may enter into reverse repurchase agreements for temporary borrowing purposes and may borrow money through the use of mortgage dollar rolls as part of its investment strategy.
See the Appendix to this Prospectus and the Statement of Additional Information for a greater discussion of these investment practices and types of securities.

    After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Funds. Neither event will require a sale of such security by a Fund. However, the Adviser will consider such event in its determination of whether a Fund should continue to hold such security.

TCW GALILEO CONVERTIBLE SECURITIES FUND

    TCW Galileo Convertible Securities Fund seeks high total return from current income and capital appreciation through investment principally in convertible securities. It is a fundamental policy of the Fund that, under normal market conditions or unless the Fund has adopted a temporary defensive position, it will invest at least 65% of its total assets in convertible securities. Securities obtained upon the conversion of convertible securities may be retained during periods when market conditions are unfavorable for their disposition. Securities received upon conversion may also be retained by the Fund to permit orderly disposition or to establish long-term holding periods for federal income tax purposes in which such gains are accorded favorable tax treatment. The Fund will convert a convertible security which it holds when necessary to permit orderly disposition of the investment when a convertible security reaches maturity or has been called for redemption. Conversion could also occur to facilitate a sale of the position or if the dividend rate on the underlying common increased above the yield on the convertible security.

    The Fund will invest in convertible securities which the Adviser believes are attractive based upon both the terms of the security and the fundamental outlook for the underlying equity. Under normal market conditions, the Fund will invest in a portfolio of generally more than 60 securities. The Fund may not invest in convertible securities that are rated lower than B by both S&P and Moody's, or if not rated, determined to be of comparable quality by the Adviser. The Fund will not invest in securities that are in default as to payment of principal. A description of S&P and Moody's ratings is contained in the Appendix to this Prospectus. The Fund may invest, without limitation in United States dollar denominated ("Eurodollar") convertible securities that are convertible into or exchangeable for foreign equity securities listed or represented by American Depository Receipts ("ADRs") listed on the New York or American Stock Exchanges or that are convertible into or exchangeable for publicly traded common stock of U.S. companies. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. Eurodollar convertible securities are fixed income securities of a U.S. or foreign issuer that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Fund may not invest more than 15% of its net assets in Eurodollar convertible securities that are convertible into or exchangeable for foreign equity securities which are not listed, or represented by ADRs listed on the New York or American Stock Exchanges. The Fund's investment in convertible securities convertible into or exchangeable into unlisted foreign securities is subject to the Fund's overall policy of limiting its investment in illiquid securities to 15% or less of its net assets. The Fund will generally sell convertible securities after they have appreciated substantially since these securities generally reflect much of the volatility of the underlying common stock and have diminished downside protection. See the Appendix to the Prospectus and the Statement of Additional Information for a greater discussion of convertible securities.

    In selecting convertible securities for the Fund, the following factors, among others, will be considered by the Adviser: (a) the Adviser's own evaluations of the creditworthiness of the issuers of the securities; (b) the interest or dividend income generated by the securities; (c) the potential for capital appreciation of the securities and the underlying common stocks; (d) the protection against price declines relative to the underlying common stocks; (e) the prices of the securities relative to other comparable securities; (f) whether the securities are entitled to the benefits of sinking funds or other protective conditions; (g) diversification of the Fund's portfolio as to issuers; and (h) whether the securities are rated by Moody's and /or S&P and, if so, the ratings assigned. See the Appendix to this Prospectus for the composition of the Fund's portfolio by rating category as of October 31, 1997.

    Convertible securities are generally not investment grade, that is, not rated within the four highest categories by S&P and Moody's. To the extent that the convertible securities acquired by the Fund are rated lower than investment grade, there is greater risk as to the repayment of the principal of, and payment of interest or dividends on, such securities. The Fund expects that many convertible securities which it purchases will be rated BB or lower by S&P or Ba or lower by Moody's, which ratings are considered by the ratings agencies to be speculative. See "Risk Considerations - Risks Associated With Lower Rated Securities."

    The Fund may invest in certain "hybrid securities" consisting of investment grade debt obligations with an investment return coupled to the performance of a common stock index such as the Standard & Poor's 500 Composite Stock Price Index. Such hybrid securities are usually zero-coupon obligations payable at maturity at the higher of (1) face value or (2) face value multiplied by the value of the specified index at maturity and divided by a specified amount which may be 110% to 120% of the value of the index at the date of issue. In addition to the credit risk of the issuer, the investment is subject to loss of value in the event the index declines. The Fund does not intend to invest more than 5% of its total assets in such hybrid securities.

    The Fund may invest up to 35% of its total assets in nonconvertible equity and investment grade fixed income securities. The nonconvertible investment grade securities that the Fund may invest in will consist of securities issued or guaranteed by the United States government, its agencies or instrumentalities, corporate debt securities and money market securities. After purchase, a security may have its rating reduced below investment grade. Such event will not require the sale of the security by the Fund. However, the Adviser will consider such event in its determination of whether the Fund should continue to hold such security. In addition, the Fund may enter into repurchase agreements, purchase and sell securities on a when issued, forward commitment or a when, as and if issued basis, purchase and write call and put options and, from time to time, make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns ("short sales against the box"). The Fund will not make short sales or maintain a short position if to do so would cause more than 25% of the Fund's total assets to be held as collateral for such sales. See the Appendix to this Prospectus and the Statement of Additional Information for a greater discussion of these investment practices and types of securities.

TCW GALILEO CORE EQUITY FUND

    TCW Galileo Core Equity Fund seeks preservation of capital and the best possible return, consistent with a reasonable level of risk. Capital appreciation takes precedence over current income, and the focus is on long-term results rather than short-term trading. The Fund strives to accomplish its investment objective while at the same time managing risks through the selection of a diversified list of common stocks. The Fund is managed in a focused fashion, typically with 30-55 individual securities in the portfolio at any point in time. Most of these stocks will generally be highly liquid and issued by companies with at least $1 billion of market capitalization. The Fund expects to hold most of its securities over a one to two year period or longer. Except for investments made for temporary defensive purposes, it is a fundamental policy of the Fund to invest at least 65% of its total assets in common stock or common stock surrogates, such as convertible preferred stock or convertible debentures, of large capitalization companies. Under normal circumstances, it is expected that the Fund will be fully invested in common stock or common stock surrogates.

    In implementing its investment policy, the Fund may purchase and sell convertible securities, including Eurodollar convertible securities and equity securities of foreign companies including American Depositary Shares (ADSs) evidenced by American Depositary Receipts. See "Risk Considerations - Foreign Securities." The Fund expects foreign securities to comprise less than 25% of its total assets, except under unusual circumstances. In addition, the Fund may invest in "Depositary Instruments," defined as American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and similar types of securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. GDRs are typically issued by a foreign bank or trust company which evidence ownership of the underlying foreign securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs and GDRs in bearer form, are designed for use in European and other foreign securities markets, respectively. Other investment practices that may be used by the Fund include entering into foreign currency transactions, investing in futures contracts, options on futures contracts and nonconvertible preferred stock, purchasing and writing call and put options, and purchasing and selling securities on a when issued, forward commitment or a when, as and if issued basis. See the Appendix to this Prospectus and the Statement of Additional Information for a greater discussion of these investment practices and types of securities.

TCW GALILEO EARNINGS MOMENTUM FUND

    TCW Galileo Earnings Momentum Fund seeks capital appreciation and total return by investing in the publicly traded equity securities of companies experiencing or, in the opinion of the Adviser, expected to experience accelerating earnings growth. The Fund strives to attain its objective by investing primarily in common stocks but may also invest in convertible securities, warrants, options and foreign securities. Under normal circumstances the Fund will not invest more than 15% of its net assets in convertible securities and will not invest more than 5% of its net assets, at anytime, in warrants valued at the lower of cost or market. The Fund's investments in securities of foreign companies will be limited to no more than 15% of the value of its total assets at the time of purchase. The foreign securities in which the Fund may invest in will usually be ADRs, EDRs, GDRs and similar types of securities convertible into foreign issuers. See the first paragraph on page 43 of this Prospectus for a further discussion of these types of securities. Other investment practices that may be used by the Fund include writing covered put and call options and purchasing put and call options.

    The Adviser will employ a "bottom-up" decision making process to identify industries or companies that are experiencing or, in its opinion, expected to experience an acceleration in earnings growth. Earnings acceleration in a company or industry is typically triggered by a change that causes fundamentals to improve. The change could be broad based such as one driven by general economic, political or demographic trends. Alternatively, the change could be industry or company specific, resulting from new products or technology, changing consumer attitudes, competitive advantages, restructuring or changes in the way a company is operated or valued. Because of these diverse factors, earnings acceleration can occur in companies on a wide range of market capitalizations. Earnings acceleration or growth, by itself, does not guarantee that a company's stock will increase in value and there can be no assurance that the Fund will be able to achieve its investment objective.

    In addition, to general money market investments as described below under "Investment Objectives and Policies-General-Money Market Instruments", the Fund may invest for temporary or defensive purposes in non-convertible debt securities, non-convertible preferred stock, debt of foreign governments or other issuers and real estate investment trust shares. Defensive or temporary investment in such securities will be limited to not more than 10% of the Fund's net assets.

    The Earnings Momentum Fund may invest in non-investment grade convertible and non-convertible debt securities. Debt obligations rated lower than A by Moody's or S&P tend to have speculative characteristics or are speculative, and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market value tend to fluctuate more than higher quality securities. The greater risks and fluctuations in yield and value occur because investors generally perceive issuers of lower-rated securities to be less creditworthy. For a further discussion of the risks associated with lower rated securities, see page 69 of this Prospectus.

TCW GALILEO MID-CAP GROWTH FUND

    TCW Mid-Cap Growth Fund seeks long term capital appreciation by investing at least 65% of total assets under normal circumstances in publicly-traded equity securities issued by medium-sized companies as defined by S&P. The Adviser will generally focus on those companies whose market capitalizations, at time of acquisition, are in the $300 million to $5 billion range and that, in the opinion of the Adviser, exhibit superior earnings growth prospects and attractive stock market valuations. The equity securities in which Mid-Cap Growth may invest include common and preferred stocks and convertible securities.

    The Adviser intends to follow a "bottom-up" investment philosophy in investing the Fund's assets. The "bottom-up" investment process is characterized by the Adviser's proprietary research process which is to be used in the selection of investments. Quantitative and qualitative criteria will also be used to screen the more than 1,000 medium-sized companies within the $300 million to $5 billion market capital range thereby providing the Adviser with a list of potential investment securities. This list of securities is then subjected to fundamental analysis. The Adviser will consider certain criteria which include, among other things, a demonstrated record of consistent earnings growth or the potential to grow earnings; an ability to earn an attractive return on equity; the Adviser's expectation that earnings will exceed Wall Street research analysts earnings estimates (i.e., potential for earnings surprises); a price/earnings rates which is less than the Adviser's internally estimated three-year earnings growth rate; a large and growing market share; a strong balance sheet; significant ownership interest by management and a strong management team. Under normal market conditions, the Fund intends to hold a portfolio containing approximately 40 to 60 issues. Subject to the Fund's investment objective, the Adviser may modify the foregoing criteria and analysis without notice.

    The Fund may invest up to 25% of its total assets, measured at time of acquisition, in foreign securities. The foreign securities in which the Fund may invest in will usually be ADRs, EDRs, GDRs and similar types of securities convertible into foreign issuers. See page 43 of this Prospectus for a further discussion of these types of securities. The Fund's investments in unlisted foreign securities are subject to the Fund's overall policy limiting its investments in illiquid securities to 15% or less of its net assets.

    The Fund may invest up to 35% of its total assets in investment grade fixed-income securities consisting of securities issued or guaranteed by the United States government, its agencies or instrumentalities, corporate debt securities and money market securities. After purchase, a security may have its rating reduced below investment grade. Such event will not require the sale of the security by the Fund. However, the Adviser will consider such event in its determination of whether the Fund should continue to hold such security. See page 69 of this Prospectus for a discussion of the risks associated with lower
rated securities.   In addition, the Fund may purchase and sell securities on a when issued, forward commitment or a when, as and if issued basis. See the Appendix to this Prospectus and the Statement of Additional Information for a greater discussion of these investment practices.

    The Fund may also invest up to 5% of its total assets in non-investment grade convertible and non-convertible debt securities. Debt obligations rated lower than A by Moody's or S&P have speculative characteristics or are speculative, and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market value tend to fluctuate more than higher quality securities. The greater risks and fluctuations in yield and value occur because investors generally perceive issuers of lower-rated securities to be less creditworthy. For a further discussion of the risks associated with lower rated securities, see page 69 of this Prospectus.

    In addition, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, subject to applicable regulatory requirements. Any such securities loans will be limited to 10% of the Fund's total assets. See the Appendix to this Prospectus for a further discussion of this investment practice.

TCW GALILEO SMALL CAP GROWTH FUND

    The investment objective of TCW Galileo Small Cap Growth Fund is to seek capital appreciation through investment primarily in publicly-traded equity securities of smaller capitalization companies, including common and preferred stocks. The Fund may also invest in investment grade fixed income securities, warrants and foreign securities. Other investment practices that may be used by the Fund include writing covered put and call options, purchasing put and call options and purchasing and selling on a when issued, forward commitment or a when, as and if issued basis.

    Under normal circumstances the Fund will invest at least 65% of its total assets in common stocks and securities convertible into common stock of companies with market capitalizations at the time of acquisition (calculated by multiplying the number of outstanding shares of a company by the current market
price) of less than $1 billion.   With regard to minimum capitalization,
generally no more than 25% of the Fund's total assets will be invested in securities of companies with market capitalization of less than $100 million determined as of the time of acquisition of such securities. Investing in lesser-known, smaller capitalization companies may involve greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. With regard to larger capitalization companies, under ordinary circumstances the Fund may invest up to 35% of its total assets in equity securities of companies with a market capitalization of more than $1 billion at the time of purchase as long as investments are consistent with the Fund's objective of capital appreciation.

    The Adviser invests the Fund's assets by pursuing its small cap growth investment philosophy. That philosophy consists of fundamental company-by-company analysis used in conjunction with technical and quantitative market analysis to screen potential investments and to continuously monitor securities in the Fund's portfolio. Under normal circumstances it is expected that the Fund's portfolio will contain securities in excess of 100 issuers. Dividend income is not a consideration in the selection of stocks for purchase by the Fund.

    The Fund's investments in securities of foreign companies will be limited to no more than 25% of the value of its total assets at the time of purchase (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or ADRs, on which there is no such limit). In addition, the Fund's investments in unlisted foreign securities which are not readily tradable are also subject to the Fund's overall policy limiting its investments in illiquid securities to 15% or less of its net assets. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United

States and abroad) or changes in circumstances in dealings between nations. See "Risk Considerations - Foreign Securities" at page 65.

    The Fund may also invest in convertible securities which are rated below investment grade. In doing so, the Adviser will take into account certain special considerations in assessing the risks associated with such investments. Such lower rated convertible securities are commonly known as "junk" bonds. The prices of lower rated securities have been found to be more sensitive to changes in prevailing interest rates than higher rated investments, and are likely to be more sensitive to adverse economic changes or individual corporate developments. See page 69 of this Prospectus for a greater discussion of the risks associated with lower rated securities.

TCW GALILEO VALUE OPPORTUNITIES FUND

    The TCW Galileo Value Opportunities Fund seeks capital appreciation by investing at least 65% of its total assets, under normal circumstances, in publicly-traded equity securities issued by small and medium capitalization companies defined as companies with market capitalizations at the time of purchase of between $500 million and $2.5 billion. The equity securities in which the Fund may invest include common and preferred stocks, rights or warrants to purchase common stock and securities convertible or exchangeable into common stocks. The Fund may also purchase money market instruments and purchase and sell securities on a when issued, delayed delivery, forward commitment or a when, as and if issued basis and may purchase and sell options.

    The Adviser will primarily invest the Fund's assets in the equity securities of companies that, in the Adviser's opinion, have undervalued assets, undervalued growth potential or are in a turnaround situation. The Adviser will consider a company to have undervalued assets when its securities are considered to be selling below probable liquidation values or below tangible book value. A company will be considered to have undervalued growth potential by the Adviser if the Adviser believes it has a reasonably strong potential growth rate and a strong balance sheet but has securities selling at less than a market multiple (based on normalized earnings) and/or a price earnings multiple at a discount to its peer group of companies. The Adviser will consider a company to be in a turnaround situation if the issuer has a sound balance sheet but whose securities are selling at a significant market discount to the Adviser's estimated earnings in twenty-four months for the company.

    The Adviser's investment approach is based on the belief that every company has an intrinsic value. The Adviser performs fundamental analysis which includes a review of available financial information, company visits and management interviews. The investment holding period for securities is generally long-term although circumstances could require that shares be held only for the short-term. Positions will generally be sold when it is judged that companies will not achieve the anticipated results. Positions may also be reduced to raise cash and reduce risk exposure if the Adviser believes it advantageous to do so.

    The Fund may invest up to 25% of its total assets in foreign securities (including ADRs, ADSs, and other similar securities) which are listed on the New York or American Stock Exchanges or which are quoted and actively traded on the National Association of Securities Dealers Automated Quotation System.

    In addition, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, subject to applicable regulatory requirements.
Loans of securities by the Fund will be limited to 25% of its total assets. See the Appendix to this Prospectus for a further discussion of this investment practice.

    There may be periods which, in the opinion of the Adviser, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which up to 100% of its total assets is invested in money market instruments.

TCW GALILEO ASIA PACIFIC EQUITIES FUND

    The investment objective of TCW Galileo Asia Pacific Equities Fund is to seek long-term capital appreciation, by investing primarily in equity securities of companies in the Asia Pacific Region ("Asia Pacific Countries") except Australia, Japan and New Zealand. The Fund may also invest in debt securities which are likely to be unrated or to be rated below investment grade. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of Asia Pacific companies, or securities convertible into such equity securities.

    A company will be considered an Asia Pacific company if (i) it is organized in, or its stock is primarily traded in an Asia Pacific country; or (ii) it derives at least 50% of its gross revenues or profits from goods produced or sold, investments made, or services performed in Asia Pacific Countries or it has at least 50% of its assets situated in Asia Pacific Countries. The Fund's equity securities will consist predominantly of common stocks of Asia Pacific Countries, including forms of equity securities deemed to be the Asia Pacific Country equivalent of U.S. common stocks (such as securities with voting classes, non-voting classes and multiple voting rights classes). To a lesser degree, the portfolio will consist of convertible securities, warrants and preferred stock, of established companies listed on a recognized securities exchange or actively traded in an over-the-counter market. Such securities may be in the form of ADRs, EDRs, GDRs or other depository instruments. In addition, the Fund may acquire the equity securities of wholly-owned subsidiaries in order to facilitate investing in the securities of foreign issuers. New forms of investments, and investment techniques, may be developed in Asia Pacific Countries in the future. The Fund may take advantage of any such developments to the extent consistent with its investment objective and policies.

    The Fund's assets will be allocated among the Asia Pacific Countries in accordance with the Adviser's judgment as to where the best investment opportunities exist. However, except when the Fund has adopted a defensive position, it will generally vary investments on a geographic basis by investing its assets among at least three Asia Pacific Countries. For defensive purposes, such as during times of international political or economic uncertainty, most or all of the Fund's investments may be in securities issued or guaranteed by the United States Government or its agencies or instrumentalities or in cash or short-term obligations including, but not limited to: bankers' acceptances, commercial paper, repurchase agreements and other money market instruments.

    The Adviser's investment process incorporates both a "top-down" and "bottom-up" analysis of the Asia Pacific Countries. The "top-down" analysis starts with an evaluation of the global environment, including OECD economic growth rates, global liquidity trends, trading patterns and trade agreements and, in some cases, commodity prices and global political developments. Within this global context, the next step entails further macroeconomic analysis of the Asia Pacific Countries, with a focus on such factors as GDP growth, capital flows, inflation, money supply growth, interest rates and foreign exchange rates.

    The Adviser complements this "top-down" view via "bottom-up" analysis. Country allocation is driven by expected stock market returns which are derived from estimating earnings growth in dollars and a future change in a country's market multiple. The key factors used by the Adviser in assessing the potential for an expansion (rerating) or contraction (derating) of a stock market's earnings multiple are liquidity, historical valuations, the sustainability of economic growth and political environment. As part of the portfolio management process, countries are ranked according to their expected returns and then country weightings are made within prescribed country weighting ranges. The country weighting ranges incorporate the size of a country's market capitalization, the capitalization relative to GDP size, and daily trading volume. A country's political regime and legal framework for the treatment of foreign investors are also taken into consideration.

    The next stage in the Adviser's investment process is industry analysis.
The objective is to identify sectors which are seen as drivers of economic growth. Certain long term developments such as privatization programs, infrastructure investments, increasing consumerism, and deregulation of capital markets tend to generate attractive areas of investment in developing countries. The Adviser's strategy is to identify those sectors that would benefit from these structural changes and overweight them in sector allocation.

    The Adviser next screens companies based on certain quantitative factors such as earnings growth potential, as well as price to earnings, price to cash flow and enterprise value to EBITDA ratios in order to evaluate both company and sector relative value. The Adviser does not adopt a strategy of only buying stocks with low price/earnings ratios.

Instead, a stock is examined in its totality, incorporating the quantitative data as well as making certain qualitative judgements.

    In addition to directly investing in Asia Pacific Countries and companies, the Fund may invest in the equity securities of U.S. or foreign investment companies that invest all or substantially all of their assets in securities in such industries or in such country. The advisory fees payable with respect to investment in investment companies will be an expense of the Fund in addition to the fees paid to the Adviser.

    In connection with making its investments in Asia Pacific countries, the Fund may attempt to hedge the currency risk of such securities by purchasing or selling foreign currency futures contracts (and options on such contracts) and foreign currency forward contracts with respect to such foreign currencies.

TCW GALILEO EMERGING MARKETS EQUITIES FUND

    The investment objective of TCW Galileo Emerging Markets Equities Fund is to seek long-term capital appreciation by investing primarily in the publicly-traded equity securities of companies in emerging market countries around the world ("Emerging Market Countries"). An Emerging Market Country means a country considered by the Adviser to have a developing economy or market and considered an emerging or developing country by the International Bank of Reconstruction and Development (the "World Bank"), as well as Hong Kong, Israel and Singapore. A company will normally be considered an Emerging Market Company if (i) it is organized in, or its stock is primarily traded in an Emerging Market country or
(ii) it derives at least 50% of its gross revenues or profits from goods produced or sold, investments made, or services performed in Emerging Market Countries or it has at least 50% of its assets situated in an Emerging Market Countries. See "Risk Considerations - Foreign Securities" and the Appendix to the Prospectus.

    The Fund's investment objective is based on the Adviser's belief that many Emerging Market Countries will experience higher levels of domestic growth than developed countries and that the securities markets of the Emerging Market Countries offer the potential for higher returns than those of developed country markets. There can be no assurance, however, that the Fund's objective will be achieved.

    The Fund's assets will be allocated among the Emerging Market Countries in accordance with the Adviser's judgment as to where the best investment opportunities exist. However, except when the Fund has adopted a defensive position, it will generally diversify investments on a geographic basis by investing its assets among at least five Emerging Market Countries. For defensive purposes, such as during times of international political or economic uncertainty, most or all of the Fund's investments may be in securities issued or guaranteed by the United States Government or its agencies or instrumentalities or in cash or short-term obligations including, but not limited to: bankers' acceptances, commercial paper, repurchase agreements and other money market instruments.

    Under normal market conditions, the Fund will invest at least 65% of its total assets in Emerging Market Company equity-related securities. The Fund may invest up to 35% of its total assets in debt securities of governmental and corporate issuers in the Emerging Market Countries. These instruments may be denominated in U.S. dollars or local currencies, and may include bonds, notes and debentures of any maturity. The Fund anticipates that most of the debt securities it purchases will be unrated or will be rated below investment grade. New forms of investments, and investment techniques, are likely to be developed in the Emerging Market Countries in the future. The Fund may take advantage of any such developments to the extent consistent with the Fund's investment objective and policies.

    The Fund's equity-related investments will consist predominantly of common stocks (or common stock equivalents in Emerging Market Countries). The issuers of such securities will be primarily companies listed on a recognized securities exchange or actively traded on an over-the-counter market. To a lesser extent, the Fund may invest in preferred stock (which may be the only equity securities available in some countries) and in securities that may be converted into or exchanged for common stock. Such securities may be in the form of ADRs, EDRs, GDRs or other depository instruments. Convertible securities entitle the holder to convert them into another security at a specified price or formula. Convertible securities may be in the form of bonds, debentures, notes, preferred stock or similar instruments. Warrants give the holder the right to acquire the underlying securities from the issuer on specified terms. The Fund may also lend its portfolio securities to brokers, dealers and other financial institutions. In addition, the Fund may acquire the equity securities of wholly-owned subsidiaries in order to facilitate investing in the securities of foreign issuers.

    In allocating investments among Emerging Market Countries, the Adviser attempts to integrate an assessment of how the global environment affects a particular country, with an analysis of internal political, market and economic factors. The Adviser utilizes both a "top-down view " and a "bottom-up analysis". Among the country economic variables examined are: level of economic activity or GDP growth, level and direction of local inflation, level and direction of interest rates, monetary policy and money supply growth, current account balances and financing requirements, and the pace and degree of privatization. Based on these analyses, the Adviser estimates the overall earnings growth rate (in local currency and in U.S. dollars) of the corporate sector within each country. Market valuation levels are examined and compared with historical levels and the levels of other Emerging Market Countries that have gone through similar stages of economic development. These analyses and estimates form the basis for a calculation of the expected return for each market, which is a key element of country allocation. The next step in the investment decision process is industry analysis within sectors, which includes assessing the effects of such developments as privatization programs, infrastructure investments, consumer trends and government regulation on particular industry sectors. The Adviser attempts to identify the sectors that would benefit from structural changes.

The Adviser also considers the possible impact of short-term cyclical factors, such as business and political cycles, on particular industries. These analyses produce industry weightings for each market.

    In selecting Emerging Market Companies for investment, the Adviser takes into account a variety of factors, including price/earnings ratio, earnings growth, quality of management, availability of new products and markets, current and historical stock prices, sales growth and country factors affecting particular companies. Occasionally, the Adviser will identify and invest in an attractive company or sector within an Emerging Market Country, even though that country's expected overall return is undesirable.

    In addition to directly investing in Emerging Market Countries or companies, the Fund may invest in the equity securities of U.S. or foreign investment companies that invest all or substantially all of their assets in such industries or in one or more such countries. The advisory fees payable with respect to investment in investment companies will be an expense of the Fund in addition to the fees paid to the Adviser.

    In connection with making its investments in Emerging Markets Equities countries, the Fund may attempt to hedge the currency risk of such securities by purchasing or selling foreign currency futures contracts (and options on such contracts) and foreign currency forward contracts with respect to such foreign currencies.

TCW GALILEO EUROPEAN EQUITIES FUND

    TCW Galileo European Equities Fund seeks long-term capital appreciation by investing primarily in the securities of issuers located in Europe. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in European equity securities issued by companies (i) which are organized under the laws of a European country and have a principal office in Europe; (ii) which derive 50% or more of their gross revenues or profits from goods produced or sold, investments made, or services performed in European countries or have at least 50% of their assets situated in Europe; or (iii) the equity securities of which are traded principally on a stock exchange or over-the-counter in a European country. Equity securities in which the Fund may invest include common and preferred stocks, rights or warrants to purchase common stock and securities convertible or exchangeable into common stocks. Such equity securities may be in the form of ADRs, EDRs, GDRs or other depositary instruments.

    The Fund may invest up to 35% of its total assets in U.S. dollar or foreign currency denominated debt securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

    The Fund seeks to emphasize companies which are moving towards the American concept of shareholder value. In addition, the outlook of the Adviser is primarily sectoral.

It is the Adviser's view that despite the difficulties experienced in the march towards the European Monetary Union, barriers within Europe are falling which offers tremendous investment opportunities.

    In recent years, economic ties between the former "eastern bloc" countries of Eastern Europe and certain other European countries have been strengthened. The Adviser believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies. The Fund will not invest more than 30% of its total assets in issuers based in former "eastern bloc" countries, or more than 10% of its total assets in issuers based in any one former "eastern bloc" country.

    Under normal circumstances, the Fund will invest in companies based in at least three European countries. Subject to the foregoing and to the limitation on investment in any former "eastern bloc" country, the Fund may invest without limitation in a single European country. When the Fund is so invested, it would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downtown, within that country.

    To hedge against adverse price movements in the securities held in its portfolio and the currencies in which they are denominated (as well as in the securities it might wish to purchase and their denominated currencies) the Fund may (i) engage in transactions in forward foreign currency contracts; (ii) write, sell and purchase exchange-traded put and call options, including exchange-traded index options; (iii) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures-contracts; and (iv) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter. The Fund may also enter into forward commitments for the purchase or sale of securities; and enter into standby commitment agreements.

TCW GALILEO INTERNATIONAL EQUITIES FUND

    TCW Galileo International Equities Fund seeks long-term capital appreciation by investing in registered investment companies. The Fund seeks to achieve its investment objective by investing in a mix of "Underlying Galileo Funds", which consist of separate series of the Company for which the Adviser now or in the future acts as investment manager or for which TCW Brokerage Services now or in the future acts as principal underwriter for.

    In order to achieve its investment objective, the Fund allocates its assets, within predetermined percentage ranges, among certain of the Underlying Galileo Funds which, except for the Galileo Money Market, invest in foreign securities. The Fund will invest in the following Underlying Galileo Funds up to the percentage limits set forth below:

                                                         Fund Investment Limit (Percent of the
Underlying Galileo Funds                             International Equities Fund's Total Assets)
------------------------                             -------------------------------------------
Galileo Asia Pacific Equities Fund................                 50%
Galileo Emerging Markets Equities Fund............                 35%
Galileo European Equities Fund....................                 75%
Galileo Japanese Equities Fund....................                 75%
Galileo Latin America Equities Fund...............                 50%
Galileo Money Market Fund.........................                 50%

    As new Underlying Galileo Funds are created in the future, the Board of Directors may authorize the Fund to invest in shares of these new Underlying Galileo Funds. The percentages reflect the extent to which each Fund will invest in the particular market segment represented by each Underlying Galileo Fund, and the varying degrees of potential investment risk and reward represented by each Fund's investments in those market segments and their corresponding Underlying Galileo Funds. The Adviser may alter these percentage ranges when it deems appropriate. The assets of each Fund will be allocated among each of the Underlying Galileo Funds in accordance with its investment objective, the Adviser's outlook for the economy and the financial markets and the relative market valuations of the Underlying Galileo Funds. In addition, in order to meet liquidity needs or for temporary defensive purposes, the Fund may invest its assets without limit directly in cash or the following short-term instruments: (i) short-term obligations of the U.S. government, its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody's or S&P; or if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper, including master notes; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Fund invests in any commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or high by Moody's or S&P; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P; or, if no such ratings are available, the investment must be of comparable quality in the opinion of the Adviser.

     An investment in the Fund involves certain risks in addition to those ordinarily associated with a mutual fund that invests in foreign securities. Investing in the Underlying Galileo Funds through the Fund involves certain additional expenses and tax results that would not present in a direct investment in the Underlying Galileo Funds. In addition, from time to time, one or more of the Underlying Galileo Funds used for investment by the Fund may experience relatively large investments or redemptions due to reallocations or rebalancings by the Fund as recommended by the Adviser. These transactions will affect the Underlying Galileo Funds, since the Underlying Galileo Funds that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and Underlying Galileo Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Galileo Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. Because the Adviser serves as investment adviser to the Fund and the Underlying Galileo Funds, the Adviser may face conflicts in fulfilling its fiduciary responsibilities to the Fund and the Underlying Galileo Fund.

     Each Underlying Galileo Fund has a specific investment objective and investment policies. Investors should read the disclosure contained in this Prospectus under "Investment Objectives and Policies" regarding each Underlying Galileo Fund's investment objective, policies and permissible investments. Investors should also read the section titled "Risk Considerations" and, in particular, the sub-sections titled "Foreign Securities", "Foreign Currency Risks" and "Risks Associated with Emerging Market Countries" for a discussion of the risks of investing in foreign securities and in developing or emerging markets countries. Investment in foreign securities involves certain risks including exchange rate fluctuations, international and regional political and economic developments and the possible imposition of exchange controls. In addition, the securities markets of emerging market countries are more volatile than the securities markets of developed countries.

TCW GALILEO JAPANESE EQUITIES FUND

     TCW Galileo Japanese Equities Fund seeks long-term capital appreciation by investing primarily in Japanese equity securities as described below. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in equity securities issued by companies (i) which are organized under the laws of Japan and have a principal office in Japan; (ii) which derive 50% or more of their gross revenues or profits from goods produced or sold, investments made, or services performed in Japan or have at least 50% of their assets situated in Japan; or (iii) the equity securities of which are traded principally on a stock exchange or over-the-counter in Japan. Equity securities in which the Fund may invest include common and preferred stocks, rights or warrants to purchase common stock and securities convertible or exchangeable into stocks. Such equity securities may be in the form of ADRs, EDRs, GDRs or other depository instruments.

     The Fund may invest up to 25% of its total assets in equity securities of Japanese companies traded on the Second Sections of the Main Japanese exchanges and in the over-the-counter market. These would generally be smaller companies.

     As a "single country" mutual fund, the Fund may exhibit certain speculative characteristics and thus should not constitute a complete investment program. Investing internationally involves certain risks, such as economic and political risk, and therefore poses different and greater risks than those customarily associated with domestic securities and their markets. The concentration of the Fund's assets in Japanese issuers will subject the Fund to the risks of adverse social, political or economic events which occur in Japan.

     It is the Adviser's approach to invest in securities of exceptional value by purchasing equity securities with low price-to-book ratios and high dividend yields. Typically an equity security, at the date of purchase, will have suffered underperformance in share price terms and its valuation will typically be at the lower end of its historic range. The Adviser believes that stocks with these characteristics tend to be consistently undervalued relative to underlying quality and will tend to produce positive rather than negative earnings surprises in the future. The Adviser's investment philosophy is contrarian. It is the Adviser's belief that the emotional nature of stock market cycles tends to result in excessive optimism and pessimism in the manifest. This usually manifests itself in valuation levels of individual stocks becoming unsustainably high at market peaks and far too low at market troughs. This volatility presents investment opportunities to be exploited by identifying stocks that have suffered excessive declines, purchase them and hold them until the valuation gap closes.

     The Fund may invest up to 35% of its total assets in debt securities of issuers located in Japan or issued or guaranteed by the Japanese government. The Fund has adopted a policy that it may invest more than 25% of its total assets in debt securities issued or guaranteed by the Japanese government. In addition, this portion of the Fund's investment portfolio will consist of various other financial instruments such as forward foreign exchange contracts, futures contracts and options.

     There may be periods of time which, in the opinion of the Adviser, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary defensive position in which up to 100% of the Fund's total assets are invested in cash or money market instruments.

     To hedge against adverse price movements in the securities held in its portfolio and the currencies in which they are denominated (as well as in the securities it might wish to purchase and their denominated currencies) the Fund may (i) engage in transactions in forward foreign currency contracts; (ii) write, sell and purchase exchange-traded put and call options, including exchange-traded index options; (iii) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts on stock indices, and purchase and write options on futures contracts; and (iv) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-
counter.   The Fund may also enter into forward commitments for the purchase or sale of securities and enter into standby commitment agreements.

TCW GALILEO LATIN AMERICA EQUITIES FUND

     TCW Galileo Latin America Equities Fund seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing under normal circumstances and as a fundamental policy at least 65% of its total assets in Latin American equity securities (as described below). The Fund may also invest up to 35% of its total assets in Latin American debt and convertible securities. The 35% limit on investment in Latin American debt and convertible securities does not apply to money market investments used for defensive or temporary purposes. Normally, the Fund does not expect to have more than 10% of its total assets invested in non-money market debt securities. See the Statement of Additional Information -- "Risk Considerations - Emerging Markets Equities and Latin American Equities - Risks Associated with Latin American Securities."

     The Fund's assets will be allocated among the countries in Latin America in accordance with the Adviser's judgment as to where the best investment opportunities exist. Currently, except when the Fund has adopted a defensive position, it will invest its assets among at least three Latin American countries at all times. For defensive purposes, such as during times of international political or economic uncertainty, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the United States Government or its agencies or instrumentalities or in cash or short-term obligations including, but not limited to: bankers' acceptances, commercial paper, repurchase agreements and other money market instruments.

     The Fund defines Latin American securities to be (a) debt or equity securities of companies organized in a country in Latin America or for which the principal trading market (the exchange or over-the-counter market in which the largest portion of the shares of the company's securities are traded) is located in Latin America, (b) debt securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, or the central bank of such country, (c) debt securities denominated in a Latin American currency issued by companies to finance operations in Latin America, (d) equity securities of companies that derive at least 50% of their gross revenues or profits from either goods produced or services performed in Latin America or sales made in Latin America, and (e) equity securities in the form of Depositary Instruments listed on securities exchanges or traded in other regulated markets in the United States issued by companies which meet the requirements set forth in clauses (a) and (d). Where the Fund desires but is unable to effect direct investments in certain industries or in a certain Latin American country because such investments are not permitted or because required authorization from such country's government has not been sought or granted, the Fund may, subject to applicable legal limits, invest in the equity securities of U.S. or foreign investment companies that invest all or substantially all of their assets in Latin American securities in such industries or in such country. In addition, the Fund may acquire the equity securities of wholly-owned subsidiaries in order to facilitate investing in the securities of Latin America issuers. New forms of investments, and investment techniques, may be developed in Latin American countries in the future. The Fund may take advantage of any such developments to the extent consistent with its investment objective and policies.

     The investment decision process is centered on identifying countries, or sectors within countries, with superior upside potential due to strong earnings growth and improved valuation. For each market and industry sector, an expectation is formulated for earnings growth in U.S. dollar terms as well as an expected change in valuation.

     In general, earnings growth estimates involve both a "top-down" and "bottom-up" analysis. Economic growth, and hence earnings growth, in Latin America is highly correlated with global trends in interest rates, commodity prices, and OECD growth. At the individual country level, issues such as currency valuations, privatizations, and the stability of political regimes can have a profound impact on the business outlook. The Adviser utilizes a broad range of resources in formulating its down economic view including its internal research; in-country visits with government officials, business leaders, and private sector consultants; and multilateral agencies such as the World Bank, IMF, and IADB.

     Next, company earnings models are built in order to provide forecasts of both real and nominal growth. The expected change in local currency is also incorporated into the forecast thereby enabling portfolio managers to differentiate between underlying earnings growth and earnings growth in dollar terms derived from currency movement.

     While identifying earnings growth is key, superior returns typically are achieved when a market or sector not only exhibits growth but is also undervalued. The Adviser looks for declining interest rates, a reduction in country risk, or low evaluation measures (P/E, P/CF, and P/BV ratios) relative to a stock market's historical levels in order to identify situations where valuations are likely to improve. In addition, the Adviser strives to understand government policies regarding privatizations and public sector tariffs which can dramatically impact the valuation of industries such as telecommunications and utilities. When possible, companies are compared throughout the region on the basis of firm value/capacity as a cross-check for valuation. From the expected earnings growth and expected change in valuation, an expected return for a country or sector can be calculated.

     Latin American equity securities in which the Fund invests consist predominantly of common stock and preferred stock of established companies listed on a recognized securities exchange or traded in other regulated markets, although the Fund may also invest in convertible securities (subject to the 35% limit on debt and convertible investments described above) and warrants. The Fund may invest in debt securities of Latin American governmental and corporate issuers. They may be denominated in U.S. dollars, a Latin American currency or, in the case of some corporate debt, other currencies. The Fund may also invest in convertible securities (including debt securities, preferred stock or other instruments). There is no limitation other than the overall 35% limitation described above on the percentage of the Fund's assets which may be invested in convertible securities and debt securities, including debt and convertible securities that are below investment grade. Normally, however, the Fund does not expect that more than 10% of its total assets would be invested in Latin American debt securities. The Fund anticipates that most of the debt securities it purchases will be unrated or will be rated below investment grade. See "Risk Considerations - Risks Associated With Lower Rated Securities."

     In addition to general money market investments as described below under "Investment Objectives and Policies - General - Money Market Instruments," the Fund may invest for temporary or defensive purposes in Latin American money market instruments, including short-term Latin American government obligations and repurchase agreements with maturities of seven calendar days or less and collateralized by Latin American government obligations. Defensive or temporary investments in money market instruments are not subject to the 35% general limit on debt and convertible securities.

     Some Latin American securities held by the Fund may be denominated in, payable in, or exchangeable for, the currencies of Latin American countries or other currencies. The Fund may attempt to hedge the currency risk of portfolio securities denominated in a foreign currency by purchasing or selling foreign currency futures contracts (and options on such contracts) and foreign currency forward contracts with respect to such foreign currency. The Fund may engage in hedging transactions through the purchase and sale of securities on a when issued, forward commitment or a when, as and if issued basis and may enter into reverse repurchase agreements for temporary borrowing purposes. It may also purchase and write call and put options and lend its portfolio securities to brokers, dealers and financial institutions. In addition, the Fund may invest in other investment companies, including closed end investment companies commonly known as country funds. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own management and advisory fees and other expenses. See the Appendix to this Prospectus and the Statement of Additional Information for a greater discussion of these investment practices.

GENERAL

      MONEY MARKET INSTRUMENTS. The Bond Funds and the Equity Funds may invest in money market instruments (a) for temporary defensive purposes, when other permitted investments are unattractive, (b) to provide a reserve for anticipated redemptions from the Fund, or (c) for other temporary purposes pending investment in other permitted investments. These instruments may include certificates of deposit, Eurodollar certificates of deposit, commercial paper, bankers acceptances and U.S. Government Securities. Funds which invest in foreign currency denominated securities may choose to invest in money market instruments denominated in foreign currencies. Subject to certain limits that may be imposed by the Investment Company Act of 1940 ("1940 Act"), the Bond Funds and the Equity Funds may also invest in money market mutual funds unaffiliated with the Adviser. The International Equities Fund may also invest in the Money Market Fund. Under normal market conditions and, unless a temporary defensive position is established, no Fund other than Money Market will invest more than 35% of its total assets in money market instruments. If a temporary defensive position is established, up to 100% of a Fund's total assets may be invested in money market instruments.

      ADDITIONAL FUNDAMENTAL POLICIES. In addition to the fundamental investment policies identified above, the Funds have established the following limitations as fundamental policies:

     (a) Generally, no Fund will borrow money. Each Fund may, however, borrow temporarily from banks to facilitate redemption requests. In addition, certain Funds may enter into reverse repurchase agreements, mortgage dollar rolls and futures contracts. The total amount borrowed by a Fund (including, for this purpose, reverse repurchase agreements and mortgage dollar rolls) at any time will not exceed 30% (or, in the case of Money Market, 10%) of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made.

     (b) No Fund will issue senior securities, except that certain Funds may enter into reverse repurchase agreements, purchase securities issued on a when-issued or delayed delivery basis, purchase futures and options thereon, and borrow money under the circumstances identified above.

     (c) No Fund may make loans of cash except by purchasing qualified debt obligations or entering into repurchase agreements.

     Investors should read the Appendix to this Prospectus and Statement of Additional Information for a more complete discussion of the fundamental and other investment policies applicable to the Funds.

     The amount of money a Fund may borrow is restricted by the 1940 Act so that, immediately after a borrowing, the Fund has an asset coverage of at least 300% of the amount borrowed. Asset coverage means total assets, including borrowings, less liabilities, excluding borrowings. If the Fund's asset coverage falls below this requirement due to market fluctuations, redemptions or other reasons, the Fund must reduce its bank debt as necessary within three days (not including Sundays and holidays). To do this, the Fund may have to sell a portion of its investments at a disadvantageous time. The amount of any borrowing will also be limited by the applicable Federal Reserve Board's margin limitations.

      OTHER INVESTMENT POLICIES.  As a matter of operating policy, no Fund will:
(a) invest more than 15% (or, in the case of Money Market, 10%) of the value of its net assets in illiquid securities, (b) purchase securities when money borrowed exceeds 5% (or, in the case of Money Market, 10%) of the Fund's total assets, (c) enter into futures contracts or purchase related options thereon (other than bonafide hedging transactions) if, immediately thereafter, the amount of initial margin and premiums for unexpired futures contracts and options on futures contracts exceeds 5% of the Fund's liquidation value after taking into account unrealized profits and losses on such futures contracts, provided, however, that in the case of an option that is in-the-money [the exercise price of the call (put) option is less (more) than the market price of the underlying security] at the time of purchase, the in-the-money amount may be excluded in calculating the 5%, (d) purchase the securities of any issuer (other than U.S. Government Securities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer (the "5% Limitation"), except that up to 25% of the value of any Bond Fund's total assets may be invested without regard to the 5% Limitation and that the 5% Limitation shall not apply to the Equity Funds or (e) purchase more than 10% of the voting securities of any one issuer (the "10% Limitation"), except that up to 25% of the value of the Fund's assets may be invested without regard to the 10% Limitation and that the 10% Limitation does not apply to the Equity Funds.

      PORTFOLIO TURNOVER. The portfolio turnover rates for each of the Funds for the fiscal years ended October 31, 1996 and 1997 were, respectively, Core Fixed Income - 238.73% and 142.96%, High Yield - 82.56% and 109.45%, Long-Term Mortgage-Backed - 39.28% and 16.01%, Mortgage-Backed - 54.10% and 109.91%, Core Equity - 39.58% and 39.22%, Earnings Momentum - 99.03% and 93.06%, Small Cap Growth - 45.43% and 60.52%, Asia Pacific Equities - 84.81% and 81.92%, Emerging Markets Equities - 83.76% and 79.80% and Latin America Equities - 44.32% and 21.17%. The portfolio turnover rate for Mid-Cap Growth for the period June 3, 1996 through October 31, 1996 was 19.19% and for the fiscal year ended October 31, 1997, 50.45%. The portfolio turnover rate for Convertible Securities for the period January 2, 1997 through October 31, 1997 was 141.43%. The portfolio turnover rates for European Equities, Japanese Equities and Value Opportunities are expected not to exceed 125%. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses for the Equity Funds, which will be borne directly by each Fund and indirectly by each Fund's shareholders. High portfolio turnover may also result in the realization of substantial net capital gains; to the extent net capital gains are realized, any distributions derived from such gains on securities held for less than one year are taxable at ordinary income tax rates for federal income tax purposes.

                              RISK CONSIDERATIONS

     The following risk considerations relate to investment practices undertaken by some or all of the Funds. GENERALLY, SINCE SHARES OF A FUND REPRESENT AN INVESTMENT IN SECURITIES WITH FLUCTUATING MARKET PRICES, SHAREHOLDERS SHOULD UNDERSTAND THAT THE VALUE OF THEIR FUND SHARES WILL VARY AS THE VALUE OF EACH FUND'S PORTFOLIO SECURITIES INCREASES OR DECREASES. THEREFORE, THE VALUE OF AN INVESTMENT IN A FUND COULD GO DOWN AS WELL AS UP. THERE IS NO GUARANTEE OF SUCCESSFUL PERFORMANCE, THAT A FUND'S OBJECTIVE CAN BE ACHIEVED OR THAT AN INVESTMENT IN A FUND WILL ACHIEVE A POSITIVE RETURN. EACH FUND SHOULD BE CONSIDERED AS A MEANS OF DIVERSIFYING AN INVESTMENT PORTFOLIO AND IS NOT IN ITSELF A BALANCED INVESTMENT PROGRAM.

     Prospective investors should consider the following risks.

GENERAL

     Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

     Certain risks exist because of the composition and investment horizon of a particular portfolio of securities. Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility. A security that is leveraged, whether explicitly or implicitly, will also tend to be more volatile in that both gains and losses are intensified by the magnifying effects of leverage. Certain instruments (such as inverse floaters) behave similarly to leveraged instruments. Generally, such securities contain formulas requiring recalculation of their interest rates in a manner that multiplies the change in a market rate.

REPURCHASE AGREEMENTS

    In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, a Fund will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Fund could suffer a loss. Each Fund follows procedures designed to minimize the risks associated with repurchase agreements, including effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and specifying the required value of the collateral underlying the agreement. Repurchase agreements entered into in Latin America by Latin America Equities and Emerging Markets Equities may involve additional risks. See Appendix A - "Strategies Available to All Bond Funds and Equity Funds."

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

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS

    Reverse repurchase agreements and mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and mortgage dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund. Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. None of the Funds authorized to utilize these instruments expects to engage in reverse repurchase agreements or mortgage dollar rolls (together with other borrowings of the Fund) with respect to greater than 30% of the Fund's total assets.

FIXED INCOME SECURITIES

    Fixed Income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk." These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

    "Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and securities which are rated by rating agencies are often reviewed and may be subject to downgrade.

    "Interest rate risk" refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and directly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the price of fixed rate securities and falling interest rates will have a positive effect on price. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the re-set terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

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

FOREIGN SECURITIES

    The Equity Funds and Core Fixed Income are each permitted to invest in securities issued by foreign governments or companies and Convertible Securities and High Yield Bonds may invest in securities issues by foreign companies. Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. As compared to United States companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issues. Additional considerations relating to Emerging Market Country securities are described under "Risk Considerations - Risks Associated with Emerging Market Countries" at page 66.

FOREIGN CURRENCY RISKS

    Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and some of the Funds hold various foreign currencies from time to time, the value of the net assets of those Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Equity Funds and Core Fixed Income are authorized to enter into certain foreign currency forward contracts.

    With respect to Emerging Markets Equities, Core Fixed Income and Latin America Equities, the forward currency market for the purchase or sale of U.S. dollars in most Latin American countries, including Mexico, is not highly developed, and in certain Latin American countries, there may be no such market. If a devaluation of a Latin American currency is generally anticipated, the Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly as regards forward contracts for local Latin American currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event the Funds hold securities denominated in a currency that suffers a devaluation, the Funds' net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies.

RISKS ASSOCIATED WITH EMERGING MARKET COUNTRIES

    Investors should recognize that investing in securities of emerging market countries through investment in the Asia Pacific Equities, Emerging Markets Equities, International Equities and Latin America Equities Funds involves certain risks, and considerations, including those set forth below, which are not typically associated with investing in the United States or other developed countries.

    Political and economic structures in many emerging markets countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

    The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many emerging securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

    In addition, emerging market countries' exchanges' and broker-dealers are generally subject to less government and exchange regulation than their counterparts in developed countries. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher on emerging markets than in developed countries. As a result, Funds investing in emerging market countries have operating expenses that are expected to be higher than other funds investing in more established market regions.

    Many of the emerging market countries may be subject to greater degree of economic, political and social instability than is the case in the United States, Canada, Australia, New Zealand, Japan and Western European and certain Asian countries. Such instability may result from, among other things, (i) popular unrest associated with demands for improved political, economic and social conditions, and (ii) internal insurgencies. Such social, political and economic instability could disrupt the financial markets in which the Asia Pacific Equities, Emerging Markets Equities, International Equities and Latin America Equities Funds invest and adversely affect the value of a Fund's assets.

    In certain emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries.

    Many of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on Funds investing in emerging market countries.

FUTURES

    There are certain risks inherent in the use of futures contracts and options on futures contracts. Successful use of futures contracts by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of interest rates or changes in market conditions. In addition, there can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index and the price movements in the securities which are the subject of hedge. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Fund has hedged against the possibility of an increase in interest rates or a decrease in the value of portfolio securities and interest rates fall or the value of portfolio securities increase instead, a Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates. While utilization of futures contracts and options of futures contracts may be advantageous to a Fund, if the Fund is not successful in employing such instruments in managing its investments, the Fund's performance will be worse than if the Fund not make such investment in futures contracts and options on futures contracts.

OPTIONS

    The successful use of options depends on the ability of the Adviser to forecast interest rate and market movements correctly. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

    When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

    The effective use of options also depends on a Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. Although the Fund will take an option position only if the Adviser believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

    If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events - such as volume in excess of trading or clearing capability - were to interrupt its normal operations.

    A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund which holds an option would be able to realize profits or limit losses only by exercising the option, and a Fund which acted as option writer would remain obligated under the option until expiration or exercise.

    Special risks are presented by internationally-traded options of the type the Equity Funds and Core Fixed Income may acquire. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed.
As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

RISKS ASSOCIATED WITH LOWER RATED SECURITIES

    The Convertible Securities and High Yield Bonds portfolios consist primarily of below investment grade corporate securities that are commonly known as junk bonds. In addition, the Equity Funds may invest in convertible securities and Asia Pacific Equities, Core Fixed Income, Earnings Momentum, Mid-Cap Growth, Emerging Markets Equities, European Equities and Latin America Equities may invest in debt instruments rated below investment grade. Lower rated securities are traded in markets that may be relatively less liquid and subject to greater changes in liquidity than the markets for higher rated securities.

    High yield/high risk securities can be classified into two categories: (a) securities issued without an investment grade rating and (b) securities whose credit ratings have been downgraded below investment grade because of declining investment fundamentals. The first category includes securities issued by "emerging credit" companies and companies which have experienced a leveraged buyout or recapitalization. Although the small and medium size companies that constitute emerging credit issuers typically have significant operating histories, these companies generally do not have strong enough operating results to secure investment grade ratings from the rating agencies. In addition, in recent years there has been a substantial volume of high yield/high risk securities issued by companies that have converted from public to private ownership through leveraged buyout transactions and by companies that have restructured their balance sheets through leveraged recapitalizations. High yield/high risk securities issued in these situations are used primarily to pay existing stockholders for their shares or to finance special dividend distributions to shareholders. The indebtedness incurred in connection with these transactions is often substantial and, as a result, often produces highly leveraged capital structures which present special risks for the holders of such securities. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize.
The second category of high yield/high risk securities consists of securities of former investment grade companies that have experienced poor operating performance due to such factors as cyclical downtrends in their industry, poor management or increased foreign competition.

    Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest ("credit risk") than higher rated securities of similar maturity. They are generally considered to be subject to greater risk than securities with higher ratings particularly in the event of a deterioration of general economic conditions. The lower ratings of the high yield/high risk securities which the Fund will purchase reflect a greater possibility that the financial condition of the issuers, or adverse changes in general economic conditions, or both, may impair the ability of the issuers to make payments of principal and interest. The market value of a single lower-rated fixed income security may fluctuate more than the market value of higher rated securities, since changes in the creditworthiness of lower rated issuers and in market perceptions of the issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than in the case of higher rated issuers. High yield/high risk fixed income securities also tend to reflect individual corporate developments to a greater extent than higher rated securities. The securities in which the Fund invests are frequently subordinated to senior indebtedness.

    Since the high yield bond market is relatively new, its growth has paralleled a long economic expansion, and it has not weathered a recession in its present size and form. An economic downturn or increase in interest rates may result in a higher incidence of high yield bond defaults and is likely to have a negative effect on the high yield bond market and on the value of the high yield/high risk bonds in the Fund's portfolio, as well as on the ability of the bonds' issuers to repay principal and interest.

    The economy and interest rates affect high yield/high risk securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund's asset value. Furthermore, the market prices of high yield/high risk bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

    To the extent there is a limited retail secondary market for particular high yield bonds, these bonds may be thinly-traded and the Adviser's ability to accurately value high yield bonds and the Fund's assets may be more difficult because there is less reliable, objective data available. In addition, the Fund's ability to acquire or dispose of the bonds may be negatively-impacted. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. To the extent the Fund owns or may acquire illiquid or restricted high yield bonds, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

    Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

    Underwriting and dealer spreads associated with the purchase of lower rated bonds are typically higher than those associated with the purchase of high grade bonds.

RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES

    CREDIT AND MARKET RISKS OF MORTGAGE-BACKED SECURITIES. The investments by Core Fixed Income, Long-Term Mortgage-Backed Securities and Mortgage-Backed Securities in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security's market value and yield will not change. Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall. The value of all mortgage-backed securities may also change because of changes in the market's perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from such securities but are reflected in each Fund's net asset value. The liquidity of mortgage-backed securities varies by type of security; at certain times a Fund may encounter difficulty in disposing of investments. Other factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgagor carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

    PREPAYMENT AND REDEMPTION RISK OF MORTGAGE-BACKED SECURITIES. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. In such an event, the mortgage-backed security which represents an interest in such underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund's higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, which could have an adverse effect on the Fund's ability to achieve its investment objective.

    COLLATERALIZED MORTGAGE OBLIGATIONS. There are certain risks associated specifically with CMOs. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.
In addition, the average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent that would be expected from interest rate movements alone.

    STRIPPED MORTGAGE SECURITIES. PART OF THE INVESTMENT STRATEGY OF CORE FIXED INCOME, LONG-TERM MORTGAGE-BACKED SECURITIES AND MORTGAGE-BACKED SECURITIES INVOLVES INTEREST-ONLY STRIPPED MORTGAGE SECURITIES. THESE INVESTMENTS ARE HIGHLY SENSITIVE TO CHANGES IN INTEREST AND PREPAYMENT RATES AND TEND TO BE LESS LIQUID THAN OTHER CMOS.

    INVERSE FLOATERS. LONG-TERM MORTGAGE-BACKED AND MORTGAGE-BACKED SECURITIES INVEST IN INVERSE FLOATERS, A CLASS OF CMOS WITH A COUPON RATE THAT RESETS IN THE OPPOSITE DIRECTION FROM THE MARKET RATE OF INTEREST TO WHICH IT IS INDEXED SUCH AS LIBOR OR COFI. ANY RISE IN THE INDEX RATE (AS A CONSEQUENCE OF AN INCREASE IN INTEREST RATES) CAUSES A DROP IN THE COUPON RATE OF AN INVERSE FLOATER WHILE ANY DROP IN THE INDEX RATE CAUSES AN INCREASE IN THE COUPON OF AN INVERSE FLOATER. AN INVERSE FLOATER MAY BE CONSIDERED TO BE LEVERAGED TO THE EXTENT THAT ITS INTEREST RATE VARIES BY A MAGNITUDE THAT EXCEEDS THE MAGNITUDE OF THE CHANGE IN THE INDEX RATE OF INTEREST. THE HIGHER DEGREE OF LEVERAGE INHERENT IN INVERSE FLOATERS IS ASSOCIATED WITH GREATER VOLATILITY IN THEIR MARKET PRICES.

    ADJUSTABLE RATE MORTGAGES. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

    ASSET-BACKED SECURITIES. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

NON-DIVERSIFIED STATUS

    Each Equity Fund, is classified as a non-diversified investment company under the 1940 Act, and as such is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.
However, each Equity Fund intends to conduct its operations so as to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. See "Dividends, Distributions and Taxes." In order to qualify, among other requirements, each Equity Fund will limit its investments so that at the close of each quarter of the taxable year, (a) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer (other than U.S. Government Securities or the shares of other qualified regulated investment companies) or in the securities of two or more issuers (other than U.S. Government Securities or the shares of other qualified regulated investment companies) which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses and (b) with respect to 50% of the market value of its total assets not more than 5% will be invested in the securities of a single issuer (other than U.S. Government Securities or the shares of other qualified regulated investment companies) and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. To the extent that a relatively high percentage of an Equity Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment portfolio. The limitations described in this paragraph are not fundamental policies and may be revised to the extent applicable federal income tax requirements are revised.

YEAR 2000

    The investment advisory and management services provided by the Adviser and the services provided to shareholders by the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted for year 2000 compliance before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

                            MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

    TCW Funds Management, Inc., the Adviser to the Funds, is a registered investment adviser under the Investment Advisers Act of 1940 ("Advisers Act") and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. (formerly TCW Management Company), whose subsidiaries, including Trust Company of the West and TCW Asset Management Company ("TAMCO"), provide a variety of trust, investment management and investment advisory services. As of December 31, 1997, the Adviser and its affiliated companies had approximately $50 billion under management or committed for management. Robert
A. Day may be deemed to be a control person of the Adviser by virtue of the aggregate ownership of Mr. Day and his family of more than 25% of the outstanding voting stock of The TCW Group, Inc.

SUB-INVESTMENT ADVISERS

    TCW Asia Limited, Sub-Adviser to the Asia Pacific Equities and Emerging Markets Equities Funds, is a registered investment adviser under the Advisers Act and is headquartered at One Pacific Place, 88 Queensway, Hong Kong. TCW London International, Limited, Sub-Adviser to the Emerging Markets Equities, European Equities, Japanese Equities and International Equities Funds is a registered investment adviser under the Advisers Act and is headquartered at 16 Charles II Street, London, England SWIY4QV. The Sub-Advisers are wholly-owned subsidiaries of The TCW Group, Inc. See "Investment Adviser" above.

PORTFOLIO MANAGERS

    Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Funds, including a summary of each person's business experience during the past five years:

                                PORTFOLIO                    BUSINESS EXPERIENCE
FUND                            MANAGER(S)                   DURING LAST FIVE YEARS(1)
----------------------------   ---------------------------   ------------------------------------------
CORE FIXED INCOME              Mark L. Attanasio             Group Managing Director, the Adviser
                                                             since April 1995.  From April 1991 to
                                                             March 1995 he was Co-Chief Executive
                                                             Officer and Chief Portfolio Strategist of
                                                             Crescent Capital Corporation, Los
                                                             Angeles and prior to April 1991 a
                                                             Managing Director of Drexel Burnham
                                                             Lambert.

                               Philip A. Barach              Group Managing Director, the Adviser,
                                                             TCW Asset Management Company and
                                                             Trust Company of the West; Vice
                                                             President, several TCW/DW Funds
                                                             since September 1992.

                               Walter J. Blasberg            Managing Director, the Adviser, TCW
                                                             Asset Management Company and Trust
                                                             Company of the West since June 1995.
                                                             Prior to its acquisition by TCW, he was
                                                             President and Chief Executive Officer of
                                                             Continental Asset Management.

                               Jeffrey E.  Gundlach          Group Managing Director, the Adviser,
                                                             TCW Asset Management Company and
                                                             Trust Company of the West; Vice
                                                             President, several TCW/DW Funds
                                                             since September 1992.

                               Frederick H. Horton           Managing Director, the Adviser, TCW
                                                             Asset Management Company and Trust
                                                             Company of the West; Senior Portfolio
                                                             Manager for Dewey Square Investors
                                                             from June 1992 through September
                                                             1993; before June, 1992 Head of
                                                             Mortgage Strategies and Senior
                                                             Portfolio Manager for Putnam
                                                             Companies; Vice President several
                                                             TCW/DW Funds since December 1994.

HIGH YIELD                     Mark L. Attanasio             See above.

                               Mark D. Senkpiel              Senior Vice President, the Adviser
                                                             since January 1996.  Previously, he
                                                             was an Investment Director of Allstate
                                                             Insurance Company.

                               Melissa V. Weiler             Managing Director, the Adviser since
                                                             April 1995.  From February 1992 to
                                                             March 1995 she was a Vice President
                                                             and Portfolio Manager of Crescent
                                                             Capital Corporation, Los Angeles and
                                                             prior to February 1992, she was a
                                                             Senior Investment Analyst and Workout
                                                             Specialist for First Capital Holdings
                                                             Corporation.

LONG-TERM MORTGAGE-BACKED      Philip A. Barach              See above.
   AND MORTGAGE-BACKED

                               Jeffrey E. Gundlach           See above.

                               Frederick Horton              See above.

CONVERTIBLE SECURITIES         Robert M. Hanisee             Managing Director, the Adviser since
                                                             May 1992; Managing Director, Trust
                                                             Company of the West and TCW Asset
                                                             Management Company since April
                                                             1990; Senior Vice President, TCW
                                                             Convertible Securities Fund, Inc. since
                                                             June 1992; Vice President of TCW/DW
                                                             Core Equity Trust since March 1992.

                               Kevin A. Hunter               Managing Director, the Adviser, TCW
                                                             Asset Management Company and Trust
                                                             Company of the West.

CORE EQUITY                    Equity Committee
                               chaired
                               by Douglas S. Foreman

EARNING MOMENTUM               Charles Larsen                Managing Director, the Adviser, TCW
                                                             Asset Management Company and Trust
                                                             Company of the West.

MID-CAP GROWTH                 Christopher J. Ainley         Managing Director, the Adviser, TCW
                                                             Asset Management Company and Trust
                                                             Company of the West.  Prior to joining
                                                             TCW in 1994 he was a portfolio
                                                             manager with Putnam Investments.

                               Douglas S. Foreman            Group Managing Director, the Adviser,
                                                             TCW Asset Management Company and
                                                             Trust Company of the West since May
                                                             1994.  Previously he was a portfolio
                                                             manager with Putnam Investments.

SMALL CAP GROWTH               Christopher J. Ainley         See above.

                               Douglas S. Foreman            See above.

                               Charles Larsen                See above.

VALUE OPPORTUNITIES            Nicholas F. Galluccio         Managing Director, TCW Asset
                                                             Management Company and Trust
                                                             Company of the West.

ASIA PACIFIC EQUITIES          Shaun C.K. Chan               Managing Director, the Adviser, TCW
                                                             Asset Management Company and Trust
                                                             Company of the West since January
                                                             1993; Vice President, several TCW/DW
                                                             Funds since February 1994; Investment
                                                             Manager and Director, Wardley
                                                             Investment Services (Hong Kong)
                                                             Limited and Wardley Securities Limited
                                                             from October 1986 to January 1992.

                               Terence F. Mahony             Managing Director, the Adviser, TCW
                                                             Asset Management Company and Trust
                                                             Company of the West since April 1996.
                                                             Previously he was Chief Investment
                                                             Officer for Global Emerging Markets
                                                             Equities at HSBC Asset Management
                                                             (September 1993 to April 1996) and
                                                             prior thereto was a Director at Baring
                                                             Asset Management.

EMERGING MARKETS EQUITIES      Shaun C.K. Chan               See above.

                               Terence F. Mahony             See above.

                               Michael P. Reilly             Managing Director, the Adviser, TCW
                                                             Asset Management Company and Trust
                                                             Company of the West.  Prior to June,
                                                             1992, Vice President of Security Pacific
                                                             Bank; Vice President of several
                                                             TCW/DW Funds since December 1994.

EUROPEAN EQUITIES              James M. Burns                Managing Director and Executive Vice
                                                             President, TCW London International
                                                             Limited (since August 1993) and
                                                             Managing Director, TCW Asset
                                                             Management Company since October
                                                             1994.  Previously Managing Director
                                                             Dillon, Read International Asset
                                                             Management Co. (London).

                               Saker A. Nusseibeh            Managing Director and Executive Vice
                                                             President, TCW London International,
                                                             Limited and Managing Director, TCW
                                                             Asset Management Company since
                                                             July 1996.  Previously Director of
                                                             Mercury Asset Management (London).

INTERNATIONAL EQUITIES         Saker A. Nusseibeh            See above.

JAPANESE EQUITIES              Stephen J. Harker             Managing Director and Executive Vice
                                                             President, TCW London International,
                                                             Limited (since January 1994) and
                                                             Managing Director, TCW Asset
                                                             Management Company (since October
                                                             1994).  Previously Assistant Director
                                                             and Fund Manager for Prudential
                                                             Portfolio Managers, Ltd. (England).


                               Peter A. Kirkman              Vice President TCW London
                                                             International, Ltd. and TCW Asset
                                                             Management Company since March
                                                             1996.  Previously Senior Fund Manager
                                                             Prudential Portfolio Managers, Ltd.
                                                             (England).


LATIN AMERICA                  Shannon M. Callan             Managing Director, the Adviser, TCW
                                                             Asset Management Company and Trust
                                                             Company of the West.  Prior to
                                                             rejoining the Adviser in 1994, portfolio
                                                             manager for Moore Capital, an offshore
                                                             hedge fund.  Prior to 1993 portfolio
                                                             manager/analyst for TCW Asset
                                                             Management Company.

                               Michael P. Reilly             See above.

___________________
(1) Positions with The TCW Group, Inc. and its affiliates may have changed over time.

ADVISORY AND SUB-ADVISORY AGREEMENTS

    The Company and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Company has employed the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, to administer its day-to-day operations, and to be responsible for overall management of the Company's business affairs, subject to control by the Board of Directors of the Company. The Adviser also pays all costs of marketing the Funds, including sales personnel compensation, from its investment advisory fees and other resources available to it. Under the Advisory Agreement, the Funds pay to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

                                                     ANNUAL MANAGEMENT FEE
                FUND                           (AS PERCENT OF NET ASSET VALUE)
                ----                           -------------------------------
              Money Market                                        .25%
              Core Fixed Income                                   .40%
              Long-Term Mortgage-Backed                           .50%
              Mortgage-Backed                                     .50%
              High Yield Bonds                                    .75%
              Convertible Securities                              .75%
              Core Equity                                         .75%
              European Equities                                   .75%
              Japanese Equities                                   .75%
              Value Opportunities                                 .80%
              Small Cap Growth                                   1.00%
              Earnings Momentum                                  1.00%
              Mid-Cap Growth                                     1.00%
              Asia Pacific Equities                              1.00%
              Emerging Markets Equities                          1.00%
              Latin America Equities                             1.00%

    The Advisory Agreement for International Equities provides that the Fund does not pay a direct management fee. However, as a "fund of funds" investing its assets in a mix of other Galileo Funds, International Equities will bear its proportionate share of the management fee of any other Fund it invests in.

    Under the Advisory Agreement, each Bond Fund and Equity Fund also reimburses the Adviser for the cost of providing accounting services to the Fund, which include maintaining its financial books and records, calculating its daily net asset value, and preparing its financial statements in an amount not exceeding $35,000 for any fiscal year (subject to the expense limit described below). Under the Advisory Agreement, Money Market Fund reimburses the Adviser for accounting services, but in an amount not exceeding 0.10% of its average daily net assets.

    The Adviser has retained, at its sole expense, TCW Asia to provide investment advisory services for the Asia Pacific Equities and Emerging Markets Equities Funds and TCW London to provide such services with respect to the Emerging Markets Equities, European Equities, International Equities and Japanese Equities Funds. Under the Sub-Advisory Agreements the Sub-Advisers assist the Adviser in performing its advisory functions in respect of the Funds.

    The Advisory Agreement and Sub-Advisory Agreements provide that the Adviser and Sub-Advisers, respectively, shall not be liable for any error of judgement or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser or Sub-Advisers in the performance of their duties or from reckless disregard by them of their duties under each respective agreement.

    Except for expenses specifically assumed by the Adviser under the Advisory Agreement, each Fund bears all expenses incurred in its operations. In addition to the investment advisory fee, such expenses include directors' fees and expenses, registration, filing and other fees payable to regulatory authorities, brokerage fees and commissions and securities transactions costs, auditing and legal expenses, custodian and transfer and dividend disbursing agent fees, expenses of printing and mailing shareholder reports, certain insurance and fidelity bond premiums, interest, taxes, expenses of shareholder and director meetings, and any other ordinary or extraordinary expense incurred by the Fund in the course of its business. For the fiscal year ended October 31, 1997, the expenses (annualized) paid by the Funds, as a percentage of their average daily net assets were: Money Market - 0.40%; High Yield Bonds - 0.83%; Core Fixed Income - 0.93% (after fee waiver); Long-Term Mortgage-Backed - 0.67%; Mortgage-Backed - 0.77%; Convertible Securities - 0.95% (after expense reimbursement); Core Equity - 0.83%; Mid-Cap Growth -1.12%; Small Cap Growth - 1.14%; Earnings Momentum - 1.17%; Asia Pacific Equities

-1.49%; Emerging Markets Equities -1.50%; and Latin America Equities - 1.46%. With respect to Convertible Securities, Value Opportunities, Money Market, European Equities, International Equities and Japanese Equities, the Adviser has agreed to reduce its investment advisory fee, or to pay the operating expenses for the Fund, to the extent necessary to limit the Fund's ordinary annual operating expenses (including amortization of organizational expenses but excluding brokerage fees and commissions, interest, taxes and certain extraordinary expenses) to 1.05%, 1.36%, 0.40%, 1.20%, 1.16% and 1.20%
respectively, of their average net value, until October 31, 1998. With respect to Core Fixed Income, the Adviser has agreed to reduce its investment advisory fee to 0.35% of the Fund's average daily net assets until October 31, 1998.



                               PURCHASE OF SHARES

MINIMUMS

    Each Bond Fund and each Equity Fund requires a minimum of $250,000 for initial investments and $25,000 for additional investments. Money Market Fund requires a minimum of $100,000 for initial investments and $1,000 for additional investments. The minimum subsequent investment amounts may be waived at the discretion of the Company. The minimum investment can be attained by aggregating accounts of related or affiliated investors. In addition, the minimum investment amounts do not apply to employees of the Adviser or its affiliates. Each Fund has the right to increase its minimum investment amounts following 30 days' written notice to its shareholders.

PURCHASES MADE BY WIRE OR CHECK

    Purchases may be made by wire or by check. Initial purchases must be accompanied by a New Account Form. Checks, including checks drawn on foreign banks, must be in U.S. dollars and made payable to the Fund in which you are investing. Checks drawn on foreign banks must have the routing number of the U.S. bank indicated on the check. Third party checks, except those payable to an existing shareholder, will normally not be accepted. When share purchases are made by check, redemption proceeds of such share purchases will not be transmitted until the check used for investment has cleared which may take up to fifteen days. No purchase will be made in a Fund until the moneys received by the Fund have been converted into federal funds. Federal funds wires are effective upon receipt. Other bank wires are ordinarily converted to federal funds one Business Day (i.e., any weekday exclusive of days the New York Stock Exchange is closed for trading) after receipt. Money transmitted by a check drawn on a member of the Federal Reserve System is usually converted to federal funds one Business Day following receipt. Checks drawn on banks that are not members of the Federal Reserve System may take longer to be converted and invested. INVESTMENT BY FEDERAL FUNDS WIRE IS STRONGLY SUGGESTED.

    The Funds reserve the right to suspend the offering of shares from time to time and to reject any purchase order for any reason.

    BY WIRE. Wire funds pursuant to the instructions set forth below for all Funds except the Money Market Fund. Initial purchases must be accompanied by a New Account Form which should be mailed to the appropriate address listed below under "By Check".

                   United Missouri Bank, n.a.
                   ABA No. 101000695
                   DST Systems, Inc./AC 9870371553
                   FBO TCW Galileo ______________ Fund
                   (Name on the Fund Account) _____________________

                   Federal funds wires for the Money Market Fund only, should be sent pursuant to the instructions set forth below. Then, complete the New Account Form and mail to the appropriate address listed below under "By Check". For same day credit to the Money Market Fund, Federal funds wires must be received by the Transfer Agent at or before 12:00 p.m. Eastern time on a Business Day. Money Market Fund purchases made after 12:00 p.m. Eastern time earn dividends commencing the next Business Day.

                   United Missouri Bank, n.a.
                   ABA No. 101000695
                   DST Systems, Inc./AC 9870371170
                   FBO TCW Galileo Money Market Fund
                   (Name on the Fund Account) _____________________

    BY CHECK.      Send your New Account Form and check payable to the Fund in which you are investing to the address listed below. If you are adding money to your account, include a note specifying the Fund name, your account number, and the name(s) your account is registered in.

                   REGULAR MAIL:

                   TCW Galileo _______________ Fund
                   DST Systems, Inc.
                   P.O. Box 419951
                   Kansas City, MO  64141-6951

                   EXPRESS, REGISTERED OR CERTIFIED MAIL:

                   TCW Galileo ________________ Fund
                   DST Systems, Inc.
                   1004 Baltimore, 2nd Floor
                   Kansas City, MO  64105-2005

    BY EXCHANGE.   Call the Transfer Agent at (800) 248-4486. The new account will have the same registration as the account from which you are exchanging.

    If you need help completing the New Account Form, please call the Transfer Agent at (800) 248-4486, the Investor Relations Department at TCW Galileo Funds, Inc. at (800) FUND TCW (800-386-3829) or your investment representative at TCW Galileo Funds, Inc.

PURCHASE AND SETTLEMENT

    Shares of each Fund may be purchased by sending a completed New Account Form and payment to DST Systems, Inc. Federal funds received by the Transfer Agent by 4:00 p.m. (Eastern time) (12:00 p.m. Eastern Time for the Money Market Fund) on a Business Day will be processed on that day unless the New York Stock Exchange closes earlier. If the New York Stock Exchange closes earlier than 4:00 p.m. (Eastern Time) (12:00 p.m. Eastern time for the Money Market Fund) purchase orders received after its close will be executed the next Business Day and receive the net asset value for that day.

    However, orders received by the Transfer Agent from dealers, brokers or other service providers after the net asset value is determined that day will receive such net asset value if the orders were received from the dealers, brokers or other service providers from their customers prior to such determination and were transmitted to and received by the Transfer Agent prior to 9:30 a.m. Eastern Time on the next day.

DISTRIBUTOR

    TCW Brokerage Services (the "Distributor"), 865 South Figueroa Street, Suite 1800 Los Angeles, California 90017.

                          SHAREHOLDER ACCOUNT SERVICES

 GENERAL

    When you make an initial investment in a Fund, a shareholder account is opened in accordance with the instructions set forth in your New Account Form. All transactions into or out of a Fund are entered in your account and are recorded in full and fractional shares. Share certificates will not be issued.

 CHECK WRITING PRIVILEGE

    A shareholder may request checks which may be drawn on the shareholder's Money Market Fund account. These checks may be drawn in amounts of $1,000 or more, may be made payable to the order of any person and may be cashed or deposited, but not certified. There is no charge for this service and no limit to the number of checks that may be written. When a check is presented for payment, a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to pay the check. This enables a redeeming shareholder to continue earning daily income through the day before the check is presented for payment. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment or requiring redemption of shares purchased by check for which good funds have not been collected will not be honored.

    A shareholder wishing to use this method of redemption should telephone the Investor Relations Department at (800) FUND TCW (800-386-3829) or your investment representative at TCW Galileo Funds, Inc. This service is subject to the rules and regulations of United Missouri Bank of Kansas City, N.A. and Missouri Law. All notices with respect to checks are to be given to DST Systems, Inc. Stop payment instructions may be given by calling DST Systems, Inc. at 800-248-4486. The Fund reserves the right to impose conditions on or to terminate this service at any time with respect to a particular shareholder or all shareholders of the Fund in general. Since income is earned daily, it is not possible for a shareholder to determine in advance the precise balance in his account so as to write a check for the redemption of the entire account.
See "Redemption and Exchange of Shares."


                       REDEMPTION AND EXCHANGE OF SHARES

 REDEMPTIONS AND EXCHANGES

         The following are the procedures you may follow to exchange or redeem your shares.

BY PHONE.    Call the Transfer Agent at (800) 248-4486. If you find the phones busy during unusually volatile markets, please consider placing your order by express mail or by telegram if you have authorized telephone services. For the Funds' exchange policy, see "Other
             Conditions Relating to Shares - Excessive Trading and Exchange
             Limitations." You cannot make redemptions or exchanges by phone unless you have completed the "Telephone Privileges" portion of the New Account Form. Telephone redemption requests must be for a minimum of $1,000.

BY MAIL. Indicate the account name(s) and numbers, Fund name(s) and the exchange or redemption amount. For exchanges, mail to the attention of the Fund you are exchanging from and indicate the Fund(s) you are exchanging to. We require the signature of all owners exactly as registered, and possibly a signature guarantee (see "Other Conditions Relating to Shares - Signature Guarantees").

             NOTE: Redemptions from retirement accounts, including IRAs, must be in writing. For employer-sponsored retirement accounts, call the Transfer Agent at (800) 248-4486, the Investor Relations Department at (800) FUND TCW (800-386-3829) or your plan administrator for instructions.

              MAILING ADDRESSES:

              REGULAR MAIL                      EXPRESS, REGISTERED OR
                                                CERTIFIED MAIL

              TCW Galileo Funds, Inc.           TCW Galileo Funds, Inc.
              DST Systems, Inc.                 DST Systems, Inc.
              P.O. Box 419951                   1004 Baltimore, 2nd Floor
              Kansas City, MO  64141-6951       Kansas City, MO  64105-2005

SYSTEMATIC WITHDRAWAL PLAN

    You may establish a Systematic Withdrawal Plan if your shares in a Fund, when valued at the net asset value at the time of the establishment of the Systematic Withdrawal Plan, equal $10,000 or more. Shareholders who elect to establish a Systematic Withdrawal Plan may receive a monthly, quarterly, semiannual or annual check in a stated amount on the 1st or 15th day of the month. Systematic Withdrawal Plans are subject to a minimum annual withdrawal of $500. Fund shares will be redeemed as necessary to meet withdrawal payments. Withdrawals may result in a gain or loss for tax purposes, may involve the use of principal and may eventually deplete all of the shares in the account.

A Systematic Withdrawal Plan may be terminated by a shareholder on 30 days' written notice or by the Company at any time.

RECEIVING YOUR PROCEEDS

    Generally, redemption proceeds for the Funds will be mailed to the address you designated on your New Account Form or wired to your bank. The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form. However, the right of redemption may be suspended or the date of payment postponed (i) during periods when the New York Stock Exchange is closed for other than weekends or holidays or when trading on such exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation; (ii) during periods in which an emergency, as determined by the Securities and Exchange Commission, exists which causes disposal of, or valuation of the net asset value of, a Fund's portfolio securities to be unreasonable or impracticable; or (iii) for such other periods as the Securities and Exchange Commission may permit. If you have purchased shares by check and subsequently submit a redemption request, the redemption proceeds will not be transmitted to you until the check used for investment has cleared, which may take up to fifteen days. This restriction does not apply to shares purchased by wire payment. To receive the net asset value for a specific day, a telephone redemption request or a written redemption request in proper form must be received by the Transfer Agent before the close of the New York Stock Exchange on that day. See "Redemption and Exchange of Shares - Redemptions and Exchanges."

SHAREHOLDER INQUIRIES

    Written shareholder inquiries may be directed either to TCW Galileo Funds, Inc., DST Systems, Inc., P.O. Box 419951, 1004 Baltimore, 2nd Floor, Kansas City, Missouri 64105-2005 or to TCW Galileo Funds, Inc., Attn: Investor Relations Department, 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017. Shareholders may also call the Transfer Agent at (800) 248-4486, the Shareholder Relations Department of the Company at (800) FUND TCW (800-386-
3829), or their investment representative.


                      OTHER CONDITIONS RELATING TO SHARES

ACCOUNT BALANCE

    If your account with a Bond Fund or Equity Fund drops below $25,000 as a result of redemptions and/or exchanges for six months or more, the Fund has the right to close your account, after giving 60 days' written notice, unless you make additional investments to bring your account value to $25,000 or more. If your account with Money Market drops below $10,000 as a result of redemptions and/or exchanges, the Fund has the right to close your account, after giving 30 days' written notice, unless you make additional investments to bring your account value to $10,000 or more.

EXCESSIVE TRADING AND EXCHANGE LIMITATIONS

    The exchange privilege is available only to shareholders residing in a state in which shares of the Fund being acquired may legally be sold.

    To protect each Fund's performance and to minimize Fund costs, each Fund restricts excessive trading. Shareholders are limited to one exchange of shares in the same Fund during any 15-day period. This includes exchanges in and out of the same Fund. Shareholders who frequently exchange substantial assets from one Fund to another may be restricted from making additional investments. Any such restriction will be made on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

    The exchange privilege may be terminated or revised at any time by the Company upon such notice as may be required by applicable regulatory agencies (presently 60 days prior written notice for termination or material revision), provided that the exchange privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on the New York Stock Exchange is restricted, (c) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if a Fund would be unable to invest amounts effectively in accordance with the investment objective, policies and restrictions.

NONPAYMENT

    If your check or wire does not clear, you will be responsible for any loss the Funds incur. You may be prohibited or restricted from making future purchases in any of the Funds.

REDEMPTIONS IN EXCESS OF $250,000

    Redemption proceeds are normally paid in cash. However, if you redeem more than $250,000, or 1% of a Fund's net assets, in any 90-day period, the Fund may in its discretion: (a) pay the difference between the redemption amount and the lesser of these two figures with securities of the Fund or (b) delay the transmission of your proceeds for up to five business days after your request is received.

SIGNATURE GUARANTEES

    A signature guarantee is designed to protect you and the Funds by verifying your signature. You will need one to:

    (a) Establish or change certain services after the account is opened, such
                                             -----
        as sending us written instructions asking us to wire redemption proceeds or changing the bank account to which proceeds are wired.
    (b) Redeem shares in a Fund within 60 days after the Transfer Agent has received a request to change the address or bank of record.
    (c) Redeem shares when (i) proceeds are being mailed to an address other than the address of record, (ii) proceeds are made payable to other than the registered owner(s), or (iii) proceeds are being sent to a bank account or an address not listed on your New Account Form.
    (d) Transfer shares to another owner.

These requirements may be waived or modified in certain instances.

    A signature guarantee can generally be obtained from a commercial bank, trust company, savings and loan association, federal savings bank, a member firm of a national securities exchange or from a financial institution that participates in STAMP. A notary public cannot provide a signature guarantee.

    If a corporation, partnership, trust or fiduciary requests redemption, the Transfer Agent may require written evidence of authority acceptable to the Transfer Agent before it accepts the redemption request.

TELEPHONE EXCHANGES AND REDEMPTIONS

    By establishing these services, you authorize us to: (a) redeem or exchange shares from your account based on any instructions reasonably believed by us to be genuine and (b) honor any written instructions for a redemption or exchange without a signature guarantee. Shareholders who elect the telephone exchange and redemption option bear the risk of any loss, damages, expense or cost arising from their election of the telephone exchange and redemption option, including risk of unauthorized use, provided the Transfer Agent and the Funds employ reasonable procedures to confirm that telephone instructions are genuine. These services may be modified or withdrawn without notice. The Transfer Agent employs procedures considered by it to be reasonable to confirm that instructions communicated by telephone are genuine, including requiring account registration verification from the caller and recording telephone instructions. If reasonable procedures are not employed, the Transfer Agent and the Funds may be responsible for losses due to unauthorized or fraudulent instructions.

OTHER CONDITIONS

    Each Fund and its agents reserve the right to: (a) reject any purchase or exchange prior to receipt of the confirmation statement; (b) reject any purchase or exchange and cancel any purchase due to nonpayment; (c) waive or lower the investment minimums; (d) waive or lower the telephone redemption minimum; and
(e) modify the conditions of purchase at any time.


                                NET ASSET VALUE

    The net asset value (the current market value of a Fund share) of each Fund's shares is determined after the close of business on the New York Stock Exchange (currently 4:00 p.m., Eastern Time) or, on days when the New York Stock Exchange closes prior to 4:00 p.m. Eastern Time at such earlier time, each Business Day (i.e., any weekday exclusive of days the NYSE is closed for trading). The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King Jr.'s Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, the net asset value of a Fund will not be calculated on any weekday when there is no activity in the Fund's shares.

    In the calculation of net asset value: (a) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange (if there were no sales that day, the security is valued at the latest bid price), and (b) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Company's Board of Directors (valuation of securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors). For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts quoted in foreign currencies will be valued in U.S. dollars based on the prevailing exchange rates on that day. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known.

    Certain of the Funds' portfolio securities may be valued by an outside pricing service approved by the Company's Board of Directors. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters and/or research and evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair value of the portfolio securities valued by such pricing service.

    Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Board of Directors determines that cost does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Other short-term debt securities will be valued on a marked-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized value using their value on the 61st day unless the Board of Directors determines this value does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at their latest bid price. Unlisted options are also valued at their latest bid price. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Board of Directors determines that this price does not reflect their market value, in which case they will be valued at their fair value as determined by the Board of Directors. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Directors.

    The fair value of Money Market's investments will be determined by using the amortized cost method of valuation unless, due to special circumstances, the use of such a method with respect to any security or securities would result in a valuation which does not approximate fair market value. The amortized cost method of valuation involves the valuing of securities at a price on a given date and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity regardless of the impact of fluctuating interest rates on the market value of the security.

    While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the yield to investors in Money Market may differ somewhat from that obtained in a similar fund which uses available market quotations to value all of its portfolio securities.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

    The amount of dividends of net investment income (i.e., all income other than long-and short-term capital gains) and distributions of net realized long- and short-term capital gains payable to shareholders will be determined separately for each Fund. Dividends from the net investment income of the Bond Funds will be declared and paid monthly. Dividends from the net investment income of the Equity Funds will be declared and paid annually except for the Convertible Securities Fund which will declare and pay dividends quarterly. Dividends from the net investment income of Convertible Securities will be declared and paid quarterly. Dividends from net investment income of Money Market will be declared and paid each Business Day. Distributions of any net long-term and net short-term capital gains earned by a Fund will be distributed no less frequently than annually. Each Bond Fund's final distributions for each calendar year will include any remaining net investment income and net realized short-term capital gains deemed, for federal income tax purposes, undistributed during the year, as well as all net long-term capital gains realized during the year. All dividends with respect to the Equity Funds and the Bond Funds will be paid to the shareholders of record on the day before the last Business Day of the period in which the dividend is declared. Dividends and distributions paid by a Fund will be automatically reinvested (at the current net asset value on the last Business Day of the period in which the dividend was declared) in additional shares of that Fund for your account unless you instruct the Fund on the New Account Form or later in writing to pay dividends and/or distributions in cash.

    If for any fiscal year, a Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions generally will be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. If, however, in addition to distributing all of its net investment income, a Fund were to distribute net realized gains which could have been offset by a capital loss carryover, such distributions would be taxable as ordinary dividend income to shareholders and the Fund would lose the benefit of the carryover. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each distribution with respect to the estimated sources of the distribution.

    In the event that a Bond Fund distributes an amount in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the expense ratio.

TAXES

    Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") and intends to maintain its qualification thereunder. By so qualifying and by distributing all of its net investment income and net realized capital gains within the time periods specified in the Internal Revenue Code, each Fund would not be required to pay any federal income tax. Each Fund may be subject to nominal, if any, state and local taxes.

    Dividends derived from a Fund's taxable net investment income and distributions of a Fund's net short-term capital gains (including short-term gains from investment in tax-exempt obligations) are taxable to shareholders as ordinary income for federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such dividends or distributions are received in cash or reinvested in additional shares. Distributions of long-term capital gains are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held its Fund shares and whether such distributions are received in cash or reinvested in additional shares. Dividends and distributions paid by the Bond Funds and distributions of capital gains paid by the Equity Funds do not qualify for the dividends received deduction for corporations. As a general rule, dividends paid by the Equity Funds, to the extent derived from dividends attributable to stock of certain types of U.S. corporations, will, provided certain conditions are met, qualify for the 70% dividends received deduction for corporations. Dividends and distributions may also be subject to state or local taxes.

    Any dividend or capital gains distribution received by a shareholder of a Fund will have the effect of reducing the net asset value of the shareholder's stock in that Fund by the exact amount of such dividend or distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or capital gains distributions, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable at either ordinary or capital gains rates. Therefore, an investor should consider the implications of purchasing Fund shares immediately prior to a dividend or distribution record date.

    Income or gain from a Fund's investments in foreign securities may be subject to foreign withholding or other taxes. So long as more than 50% of Asia Pacific Equities, Emerging Markets Equities, European Equities, Japanese Equities and Latin America Equities' assets at the close of any taxable year consist of debt or equity securities of foreign corporations, the Fund may elect to treat any such foreign income taxes paid by it as paid directly by its shareholders. At the present time, the Funds do not anticipate that they will make this election; however, if in any year the Funds make the election, they will so notify shareholders in writing and advise shareholders of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If the Funds make the election, each shareholder will be required to include in income its proportionate share of the amount of foreign income taxes paid by the Funds and will be entitled to claim either a credit (which is subject to certain limitations), or, if the shareholder itemizes deductions, a deduction for its share of the foreign income taxes in computing federal income tax liability.

    Certain of the Equity Funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long a Fund holds its investment. In addition, a Fund may be subject to income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains were distributed to the Fund's shareholders.

    As a general rule, a shareholder's gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the shareholder has held his or her Fund shares for more than one-year and will be a short-term capital gain or loss if he or she has held his or her Fund shares for one year or less; provided that if a shareholder receives a capital gain dividend with respect to any share and if such share has been held by the shareholder for six months or less, then any loss on the sale or exchange of such share shall, to the extent of the capital gain dividend, be treated as a long-term capital loss. An exchange of shares is treated for federal income tax purposes as a redemption of shares given in exchange by the shareholder.

    For redemptions made after July 28, 1997, net capital gains are subject to a maximum tax rate of 20%, so long as the shares were held for more than eighteen
(18) months. Shares held no more than eighteen months but more than one year, are subject to a tax at a maximum rate of 20%.

    Dividends to shareholders who are non-resident aliens may be subject to a 30% United States withholding tax under provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders should consult their own tax advisers.

    Shareholders are notified annually of the federal tax status of dividends and any distributions. To avoid being subject to a 31% federal backup withholding on dividends, distributions and redemption payments, shareholders must furnish the Fund with their correct taxpayer identification number. Shareholders should consult their own tax advisers with respect to the applicability of state, local, estate and gift taxes and non-U.S. taxes to their investment in a Fund.


                            PERFORMANCE INFORMATION

    From time to time, a Bond Fund may publish its 30-day "yield." The yield of a Bond Fund refers to the income generated by an investment in the Fund over the 30-day period identified in the publication, and is computed by dividing the net investment income per share earned by the Fund during the period of computation by the maximum public offering price per share on the last day of the period. The income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semiannually. The annualized income is then shown as a percentage of the maximum public offering price. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Bond Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

    From time to time, an Equity Fund or Bond Fund may quote its "total return" in publications. The total return of a Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of a Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over the life of the Fund. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, and all expenses incurred by the Fund for the period. It also assumes reinvestment of all dividends and distributions paid by the Fund. In addition to the foregoing, a Fund may publish its total return over different periods of time by means of aggregate average, and year-by-year or other types of total return figures. The Funds' total return calculation will be calculated from the inception date of their predecessor limited partnerships, if applicable.

    From time to time Money Market may advertise its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of Money Market refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. For the seven days ended April 30, 1997, the yield and effective yield of Money Market were 5.20% and 5.34%, respectively. Past performance is no guarantee of future results.

    Comparative performance information may be used from time to time in publishing information about the Company's shares, including data from Lipper Analytical Services, Inc., CDA Technologies, Inc. or similar independent services which monitor the performance of mutual funds or with other appropriate indexes of investment securities. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. The Funds may also compare their performance to that of recognized broad-based securities markets indices including the Standard & Poor's 500 Stock Index, the Russell 2000 Stock Index, or more narrowly-based indices which reflect the market sectors in which a Fund invests.

                              GENERAL INFORMATION

ORGANIZATION, SHARES AND VOTING RIGHTS

    The Company was incorporated as a Maryland corporation on September 15, 1992 and is registered with the Securities and Exchange Commission as an open-end, management investment company. The Company has acknowledged that the name "TCW" is owned by The TCW Group, Inc. ("TCW"), the parent of the Adviser. The Company has agreed to change its name and the name of the Funds at the request of TCW if any advisory agreement into which TCW or any of its affiliates and the Company may enter is terminated.

    Shares of each Fund are of a single class with each share representing an equal proportionate share in the assets, liabilities, income and expenses of the Fund and having the same rights as any other share of the Fund. All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Each share has one vote and fractional shares have fractional votes. As a Maryland corporation, the Company is not required to hold an annual shareholder meeting in any year in which the selection of directors is not required to be acted on under the 1940 Act. Shareholder approval will be sought only for certain changes in the operation of the Funds and for the election of directors under certain circumstances. Directors may be removed by a majority of all votes entitled to be cast by shareholders at a meeting. A special meeting of the shareholders will be called to elect or remove directors if requested by the holders of ten percent of the Company's outstanding shares.
All shareholders of the Funds will vote together with all other shareholders of the Funds and with all shareholders of all other funds that the Company may form in the future on all matters affecting the Company, including the election or removal of directors. For matters where the interests of separate Funds are not identical, the matter will be voted on separately by each affected Fund. For matters affecting only one Fund, only the shareholders of that Fund will be entitled to vote thereon. Voting is not cumulative. Upon request in writing by ten or more shareholders who have been shareholders of record for at least six months and hold at least the lesser of shares having a net asset value of $25,000 or one percent of all outstanding shares, the Company will provide the requesting shareholders either access to the names and addresses of all shareholders of record or information as to the approximate number of shareholders of record and the approximate cost of mailing any proposed communication to them. If the Company elects the latter procedure, and the requesting shareholders tender material for mailing together with the reasonable expenses of the mailing, the Company will either mail the material as requested or submit the material to the Securities and Exchange Commission for a determination that the mailing of the material would be inappropriate.

CODE OF ETHICS

    The Adviser is subject to a Code of Ethics with respect to investment transactions in which the Adviser's officers, directors and certain other persons have a beneficial interest to avoid any actual or potential conflict or abuse of their fiduciary position. The Code of Ethics contains several restrictions and procedures designed to eliminate conflicts of interest including: (a) pre-clearance of personal investment transactions to ensure that personal transactions by employees are not being conducted at the same time as the Adviser's clients; (b) quarterly reporting of personal securities transactions; (c) a prohibition against personally acquiring securities in an initial public offering, entering into uncovered short sales and writing uncovered options; (d) a seven day "black out period" prior or subsequent to a Fund transaction during which portfolio managers are prohibited from making certain transactions in securities which are being purchased or sold by a client of such manager; (e) a prohibition, with respect to certain investment personnel, from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days; and (f) a prohibition against acquiring any security which is subject to firm wide or, if applicable, a department restriction of the Adviser. The Code of Ethics provides that exemptive relief may be given from certain of its requirements, upon application. The Adviser's Code of Ethics complies with regulatory requirements and, insofar as it relates to persons associated with registered investment companies, the Report of the Advisory Group on Personal Investing of the Investment Company Institute.

TRANSFER AGENT AND CUSTODIANS

    DST Systems, Inc., P.O. Box 419951, Kansas City, MO 64141-6951, serves as transfer agent for the Fund. The BNY Western Trust Company, 700 South Flower Street, Suite 200, Los Angeles, California 90017, serves as custodian for the Fund. Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004; Morgan Guaranty Trust Company, 60 Wall Street, New York, New York 10260; and The Bank of New York, 90 Washington Street, New York, New York 10286 act as limited custodians under the terms of certain repurchase and futures agreements.

INDEPENDENT AUDITORS

    Deloitte & Touche LLP, 1000 Wilshire Boulevard, Los Angeles, California
90017.

LEGAL COUNSEL

    O'Melveny & Myers LLP, 400 South Hope Street, Los Angeles, California 90071.

REPORTS TO SHAREHOLDERS

          The fiscal year of the Company ends on October 31 of each year. The Company will send to the shareholders of each Fund on a semiannual basis financial statements for the Fund that identify the securities held by the Fund and that contain other information. An annual report, containing audited financial statements for each Fund, will be sent to shareholders of the Fund each year. In an effort to reduce expenses, the Company intends to consolidate mailings of annual and semi annual report to households having multiple accounts with the same address of record. One copy of each report will be furnished to that address. Additional reports may be requested by notifying the Company.

                                    APPENDIX

    In attempting to achieve its investment objective or objectives, a Fund may employ, among others, one or more of the strategies or securities set forth below. Detailed information concerning these strategies, their related risks and other strategies employed by the Funds is contained elsewhere in this Prospectus and the Statement of Additional Information. The Funds may, in addition, invest in other instruments (including derivative investments) or use other investment strategies that are developed or become available in the future and that are consistent with their objectives and restrictions.

STRATEGIES AVAILABLE TO ALL BOND FUNDS AND EQUITY FUNDS

    REPURCHASE AGREEMENTS. Repurchase agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by a Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will provide that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by each Fund to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year. Repurchase agreements maturing in more than seven days will be considered illiquid for purposes of the restriction on each Fund's investment in illiquid and restricted securities. Latin American repurchase agreements entered into by Latin America Equities are governed by local regulations and business practices that are different than those prevailing in the United States. For example, Mexican repurchase agreements are not marked to market during the term of the agreement and do not require the counterparty to add to the underlying securities if their value declines. Should a counter party to a Mexican repurchase agreement become insolvent during the term of the repurchase agreement, the Fund could suffer upon a loss the sale of the securities subject to the agreement if their value declined. Foreign repurchase agreements also entail currency risk.

STRATEGIES AVAILABLE TO ALL BOND FUNDS AND EQUITY FUNDS (EXCEPT INTERNATIONAL EQUITIES)

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, any Bond Fund or Equity Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. While a Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time a Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. An increase in the percentage of a Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. The Adviser does not believe that any Fund's net asset value or income will be adversely affected by its purchase of securities on such basis.

STRATEGIES AVAILABLE TO ALL BOND FUNDS AND EQUITY FUNDS (EXCEPT MID-CAP GROWTH AND INTERNATIONAL EQUITIES)

    OPTIONS. The Bond Funds and the Equity Funds (except Mid-Cap Growth) may write covered call and put options, so long as the aggregate value of the securities underlying the calls or obligations underlying the puts determined as of the date the options or puts are sold does not exceed 25% of the Fund's total assets. In addition, the Bond Funds and the Equity Funds may purchase put and call options, so long as the aggregate premiums paid on all such options which are held by the Fund at any time do not exceed 20% of the Fund's total assets.

    The Bond Funds and the Equity Funds authorized to engage in options trading expect to deal only in options that are listed on U.S. or foreign securities exchanges or are written in over-the-counter transactions ("OTC Options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option would give a Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security or currency) by filing an exercise notice prior to the expiration date of the option. Ownership of a listed put option would give a Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange at the stated exercise price. OTC Options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Fund. With respect to OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between a Fund and the transacting dealer, without the intermediation of a third party such as the OCC.

    As a writer of covered put options, a Fund incurs an obligation to buy the security (or currency) underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by a Fund will be exercisable by the purchaser only on a specific date). A Fund will write covered put options for three purposes: (a) to receive the premiums paid by purchasers; (b) when the Adviser wishes to purchase the security underlying the option (or a security denominated in the currency underlying the option) at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and
(c) to close out a long put option position.

    The Bond Funds and the Equity Funds (except Mid-Cap Growth and International Equities) are permitted to write covered call options on portfolio securities and, with respect to the Equity Funds (except Earnings Momentum, Mid-Cap Growth and International Equities) and Core Fixed Income, on the U.S. dollar and foreign currencies, in order to hedge against the decline in the value of a security or currency in which such security is denominated and to close out long call option positions. As a writer of a call option, a Fund has the obligation, upon notice of exercise of the option, to deliver the security or amount of currency underlying the option (certain listed and OTC call options written by a Fund will be exercisable by the purchaser only on a specific date). The Bond Funds and the Equity Funds may write covered call options for purposes similar to those relating to covered put options.

    The permitted Equity Funds and Core Fixed Income may also purchase and write options on currencies for hedging purposes. Each Fund may purchase listed and OTC call and put options. A Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. A Fund may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. A Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions.


STRATEGIES AVAILABLE TO CORE FIXED INCOME, LONG-TERM MORTGAGE-BACKED SECURITIES, MORTGAGE-BACKED SECURITIES, MONEY MARKET AND LATIN AMERICA EQUITIES

    REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

STRATEGIES AVAILABLE TO CORE FIXED INCOME, LONG-TERM MORTGAGE-BACKED SECURITIES AND MORTGAGE-BACKED SECURITIES

    GUARANTEED MORTGAGE-PASS THROUGH SECURITIES. Core Fixed Income, Long-Term Mortgage-Backed Securities and Mortgage-Backed Securities may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by a Federal Agency or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments (not necessarily in fixed amounts) that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

    The guaranteed mortgage pass-through securities in which the Funds may invest include those issued or guaranteed by GNMA, FNMA and FHLMC. GNMA certificates are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. FNMA is a federally chartered, privately owned corporation and FHLMC is a corporate instrumentality of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

    Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

    COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, there are no effects on a Fund from investing in CMOs issued by entities that have elected to be treated as REMICs, and all future references to CMOs shall also be deemed to include REMIC.

    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be Stripped Mortgage Securities.

    The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile. The Funds will not invest in CMO and REMIC residuals.

    PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.

    Mortgage-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Funds will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

    STRIPPED MORTGAGE SECURITIES. Stripped Mortgage Securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities not issued by Federal Agencies will be treated by the Funds as illiquid securities so long as the staff of the Securities and Exchange Commission maintains its position that such securities are illiquid.

    Stripped Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

    A Fund may purchase Stripped Mortgage Securities for income, or for hedging purposes to protect the Fund's portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

    MORTGAGE DOLLAR ROLLS. The Funds may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While the Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until the future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage, and is considered to be a form of borrowing by the Fund.

    ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Various types of assets, primarily automobile and credit card receivables, are securitized in pass-through structures similar to mortgage pass-through structures. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is likely to experience substantial prepayments. As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Core Fixed Income, Long-Term Mortgage-Backed Securities and Mortgage-Backed Securities may each invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements.

STRATEGIES AVAILABLE TO LONG-TERM MORTGAGE-BACKED SECURITIES AND MORTGAGE-BACKED SECURITIES

    INVERSE FLOATERS. Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI. Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments. The Adviser believes that, notwithstanding the fact that inverse floaters exhibit price volatility, the use of inverse floaters as a component of the Fund's overall portfolio, in light of the Fund's anticipated portfolio composition in the aggregate, is compatible with the Fund's objective.

STRATEGIES AVAILABLE TO THE EQUITY FUNDS (EXCEPT EARNINGS MOMENTUM, MID-CAP GROWTH AND INTERNATIONAL EQUITIES) AND CORE FIXED INCOME

    FORWARD CURRENCY TRANSACTIONS. The Equity Funds (except Earnings Momentum, Mid-Cap Growth and International Equities) and Core Fixed Income may enter into forward currency transactions. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at an agreed future date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders. A Fund may enter into foreign currency forward contracts in order to protect against the risk that the U.S. dollar value of the Fund's dividends, interest and net realized capital gains in local currency will decline to the extent of any devaluation of the currency during the intervals between (a) (i) the time the Fund becomes entitled to receive or receives dividends, interest and realized gains or (ii) the time an investor gives notice of a requested redemption of a certain amount and (b) the time such amount(s) are converted into U.S. dollars for remittance out of the particular country or countries.

    At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

    The cost to a Fund of engaging in forward currency transactions may vary with factors such as the length of the contract period and the market conditions then prevailing. Because forward currency transactions are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer's markup. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a devaluation of the foreign currency in relation to the U.S. dollar, they also limit any potential gain if that foreign currency appreciates with respect to the U.S. dollar.

STRATEGIES AVAILABLE TO THE EQUITY FUNDS (EXCEPT INTERNATIONAL EQUITIES) AND HIGH YIELD BONDS

    CONVERTIBLE SECURITIES. The Equity Funds (except International Equities) and High Yield Bonds Fund may invest directly in convertible securities, bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of common or preferred stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the securities worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    To the extent that a convertible securities investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income securities (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

STRATEGIES AVAILABLE TO CONVERTIBLE SECURITIES

    SHORT SALES AGAINST THE BOX. The Convertible Securities Fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as a short term capital gain or loss.

    To secure its obligation to deliver the securities sold short, the Fund will deposit in a separate escrow account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short. However, the Fund will not purchase and deliver new securities to satisfy its short order if such purchase and sale would cause the Fund to violate any test imposed by the Internal Revenue Code as to regulated investment companies.

    The Fund may make a short sale in order to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. However, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of an investment company that does not engage in short sales. The Fund may also make a short sale when it does not want to sell the security it owns, because, among other reasons, it wishes to defer recognition of gain or loss for Federal income tax purposes. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment value or conversion premiums. Additionally, the Fund may use short sales when it is determined that a convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short. The potential risk in this strategy is the possible loss of any premium over conversion value in the convertible security at the time of purchase. The purpose of this strategy is to produce income from the yield advantage and to provide the potential for a gain should the conversion premium increase.

STRATEGIES AVAILABLE TO CONVERTIBLE SECURITIES, MID-CAP GROWTH, VALUE OPPORTUNITIES, LATIN AMERICA EQUITIES AND EMERGING MARKETS EQUITIES

    Lending of Portfolio Securities. The Latin America Equities, Emerging Markets Equities, Convertible Securities, Mid-Cap Growth and Value Opportunities Funds may, consistent with applicable regulatory requirements, lend their portfolio securities to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Funds (subject to the notice provisions described below), and are at all times secured by cash, bank letters of credit, other money market instruments rated A-1, P-1 or the equivalent or securities of the United States Government (or its agencies or instrumentalities), which are maintained in a segregated account and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Funds continue to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Fund will not lend more than 25% of the value of its total assets (10% with respect to Mid-Cap Growth). A loan may be terminated by the borrower on one business day's notice, or by a Fund on two business day's notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially. However, loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy. Upon termination of the loan, the borrower is required to return the securities to the Funds. Any gain or loss in the market place during the loan period would inure to the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will call the loaned securities, to be delivered within one day after notice, to permit the Fund to vote the securities if the matters involved would have a material effect on the Fund's investment in such loaned securities. A Fund will pay reasonable finder's, administrative and custodian fees in connection with a loan of securities.

STRATEGIES AVAILABLE TO ASIA PACIFIC EQUITIES, LATIN AMERICA EQUITIES AND EMERGING MARKETS EQUITIES

    INVESTMENT IN OTHER INVESTMENT VEHICLES. Investment in other investment companies or similar investment vehicles may be the sole or most practical means by which a Fund can participate in certain Latin American, Asian and other emerging securities markets or invest in particular industries within those markets. Some of these investment vehicles may be closed-end investment companies which may trade at a discount from their net asset value. Such investments may involve the payment of substantial premiums above the value of such issuers' portfolio securities, and are subject to limitations under the 1940 Act (see below) and market availability. There can be no assurance that vehicles or funds for investing in certain Latin American, Asian and other Emerging Markets Equities countries will be available for investment, particularly in the early stages of the Fund's operations. In addition, special tax considerations may apply. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the

Adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charges. As a shareholder in an investment company, the Funds would bear their ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay their own management and advisory fees and other expenses. Under the 1940 Act, the Funds generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased.

    INVESTMENT FOR THE PURPOSE OF ACQUIRING CONTROL. The Asia Pacific Equities, Latin America Equities and Emerging Markets Equities Funds may acquire the securities of wholly-owned subsidiaries in order to facilitate investing in the securities of certain foreign issuers. The tax laws of certain countries impose a capital gains tax on profits derived from securities dispositions. Certain of these countries have double taxation treaties whereby residents of one country are exempt from taxation on their investments in the securities of issuers in another country. The Funds intend to establish wholly-owned subsidiaries in certain foreign countries to take advantage of these double taxation treaties in order to avoid the imposition of various taxes, including capital gains taxes.

PRO FORMA PORTFOLIO COMPOSITION OF HIGH YIELD BONDS AND CONVERTIBLE SECURITIES FUNDS

    The table below reflects the portfolio composition by quality rating category of High Yield Bond's and convertible securities on October 31, 1997 as a percentage of total assets. Other assets may include cash and cash equivalents and equity securities. The allocations in the table are not necessarily representative of the composition of the Fund's portfolio at other times. Portfolio composition is likely to change over time.

                                HIGH YIELD BONDS
                                ----------------

              RATINGS CATEGORY:     MOODY'S          S&P
              ----------------      -------           ---
              Aaa/AAA                 0.4%             0.0%
              Aa/AA                     0                0
              A/A                       0                0
              Baa/BBB                 2.1              1.0
              Ba/BB                  23.1             24.3
              B/B                    67.3             66.4
              Caa/CCC                 0.7                0
              Ca/CC                   0.5                0
              D/D                       0              0.3
              NR/NR                   5.9              8.0
                                     ----             ----
               TOTAL                  100%             100%

                             CONVERTIBLE SECURITIES
                             ----------------------

              RATINGS CATEGORY:     MOODY'S            S&P
              ----------------      -------            ---

              Aaa/AAA                  2.4%             0.0%
              Aa/AA                      0              5.5
              A/A                     15.9             15.5
              Baa/BBB                  9.7              9.2
              Ba/BB                    4.7              6.5
              B/B                     22.5             22.5
              Caa/CCC                  1.9              1.9
              Ca/CC                      0                0
              D/D                        0                0
              NR/NR                   42.9             38.9
                                      ----             ----
               TOTAL                   100%             100%

EMERGING MARKET COUNTRY DESIGNATION

     Presently, there are approximately 170 countries considered to be Emerging Market Countries by the International Finance Corporation, a member of the World Bank Group, approximately 40 of which currently have established securities markets. The following is a list of countries not included within the World Bank definition of an Emerging Market Country:

               Belgium                   Luxembourg
               Ireland                   Austria
               Spain                     France
               Israel                    Iceland
               Hong Kong                 Germany
               Singapore                 Denmark
               New Zealand               United States
               Australia                 Sweden
               The United Kingdom        Finland
               Italy                     Norway
               The Netherlands           Japan
               Kuwait                    Switzerland
               Canada

DESCRIPTION OF S&P AND MOODY'S RATINGS

S&P

   AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

   A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   Fixed income securities rated AAA, AA, A and BBB are considered investment grade.

   BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- Rating.

   B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

   CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

   CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

   C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

   CI - The rating CI is reserved for income bonds on which no interest is being paid.

   D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   PLUS (+) or MINUS (-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S

   Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured, interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Fixed income securities which are rated Aaa, Aa, A and Baa are considered investment grade.

   Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                               GRAPHICS APPENDIX

Performance graph on page 21 compares the performance of the Galileo Core Fixed Income Fund since inception of predecessor limited partnership (January 1, 1990) through October 31, 1997 to that of the Lehman Brothers Aggregate Bond and Salomon Brothers Broad Based Bond Indexes using a minimum initial investment of $250,000. At October 31, 1996 and 1997, the value of an investment in the Fund would have been $406,649 and $441,022 compared to $440,432 and $479,837 for the Lehman Brothers Aggregate Bond Index and $442,913 and $482,099 for the Salomon Broad Index. The Fund's average annualized total return is 8.5% (1 year), 8.8% (3 years), 6.1% (5 years) and 7.5% (since inception).

Performance graph on page 22 compares the performance of the Galileo High Yield Bonds Fund since inception of predecessor limited partnership (February 1, 1989) through October 31, 1997 to that of the Salomon Brothers High Yield Cash Pay Index using a minimum initial investment of $250,000. At October 31, 1996 and 1997, the value of an investment in the Fund would have been $562,805 and $637,405 compared to $558,977 and $637,394, respectively, for an investment in the index. The Fund's average annualized total return is 13.3% (1 year), 12.6% (3 years), 11.3% (5 years) and 11.3% (since inception).

Performance graph on page 23 compares the performance of the Galileo Mortgage-Backed Securities Fund since of inception of predecessor limited partnership (February 1, 1990) through October 31, 1997 to that of the Salomon Brothers One Year U.S. Treasury Bill Index using a minimum initial investment of $250,000. At October 31, 1996 and 1997, the value of an investment in the Fund would have been $397,172 and $409,195 compared to $373,334 and $383,130, respectively, for an investment in the index. The Fund's average annualized total return is 6.7% (1 year), 8.2% (3 years), 5.9% (5 years) and 7.0% (since inception).

Performance graph on page 24 compares the performance of the Galileo Long-Term Mortgage-Backed Securities Fund since inception of predecessor limited partnership (June 18, 1993) through October 31, 1997 to that of the Lehman Brothers Mortgage-Backed Securities Index using a minimum initial investment of $250,000. At October 31, 1996 and 1997, the value of an investment in the Fund would have been $304,814 and $350,179 compared to $305,596 and $333,440, respectively, for an investment in the index. The Fund's average annualized total return is 11.7% (1 year), 12.0% (3 years) and 7.3% (since inception).

Performance graph on page 25 compares the performance of the Galileo Convertible Securities Fund since inception of predecessor limited partnership (January 1, 1989) through October 31, 1997, to that of the First Boston Convertible Securities Index using a minimum initial investment of $250,000. At October 31, 1997, the value of an investment in the Fund would have been $775,242 as compared to $748,300 for an investment in the index. The Fund's average annualized total return is 22.7% (1 year), 16.8% (3 years), 14.4% (5 years) and 13.7% (since inception).

Performance graph on page 26 compares the performance of the Galileo Core Equity Fund since inception of predecessor limited partnership (July 1, 1991) through October 31, 1997, to that of the S&P 500 Index using a minimum initial investment of $250,000. At October 31, 1996 and 1997, the value of an investment in the Fund would have been $534,639 and $655,895 compared to $549,783 and $726,271, respectively, for an investment in the index. The Fund's average annualized total return is 22.7% (1 year), 19.4% (3 years), 17.0% (5 years) and 16.4% (since inception).

Performance graph on page 27 compares the performance of the Galileo Earnings Momentum Fund since inception of predecessor limited partnership (May 1, 1993) through October 31, 1997 to that of the Russell 2000 Index using a minimum initial investment of $250,000. At October 31, 1996 and 1997, the value of an investment in the Fund would have been $402,953 and $460,272 compared to $398,406 and $521,163, respectively, for an investment in the index. The Fund's average annualized total return is 15.5% (1 year), 14.8% (3 years) and 14.5% (since inception).

Performance graph on page 28 compares the performance of the Galileo Mid-Cap Growth Fund since inception of predecessor limited partnership (November 1, 1994) through October 31, 1997 to that of the S&P 400 Mid Cap Index using a minimum initial investment of $250,000. At October 31, 1996 and 1997, the value of an investment in the Fund would have been $479,777 and $490,704 compared to $355,581 and $471,802, respectively for an investment in the index. The Fund's average annualized total return is 2.3% (1 year) and 25.2% (since inception).

Performance graph on page 29 compares the performance of the Galileo Small Cap Growth Fund since inception of predecessor limited partnership (December 1, 1989) through October 31, 1997 to that of the Russell 2000 Index using a minimum initial investment of $250,000. At October 31, 1996 and 1997 the value of an investment in the Fund would have been $901,671 and $995,245 compared to $569,047 and $738,764, respectively, for an investment in the index. The Fund's average annualized total return is 10.4% (1 year), 29.0% (3 years), 22.3% (5 years) and 19.1% (since inception).

Performance graph on page 30 compares the performance of the Galileo Asia Pacific Equities Fund since inception of predecessor limited partnership (April 1, 1993) through October 31, 1997 to that of the Morgan Stanley Combined Far East Ex Japan Free Investable Index using a minimum initial investment of $250,000. At October 31, 1996 and 1997, the value of an investment in the Fund would have been $435,478 and $337,894 compared to $405,823 and $264,411, respectively, for an investment in the index. The Fund's average annualized total return is (22.4)% (1 year), (8.4)% (3 years) and 6.8% (since inception).

Performance graph on page 31 compares the performance of the Galileo Emerging Markets Equities Fund since inception of predecessor limited partnership (June 1, 1993) through October 31, 1997 to that of the International Finance Corporation ("IFC") Emerging Markets Equities Composite Global Total Return Index using a minimum initial investment of $250,000. At October 31, 1996 and 1997, the value of an investment in the Fund would have been $312,254 and $321,076 compared to $348,051 and $313,071, respectively, for an investment in the index. The Fund's average annualized total return is 2.8% (1 year), (4.6)% (3 years) and 5.8% (since inception).

Performance graph on page 32 compares the performance of the Galileo Latin America Equities Fund since inception of predecessor limited partnership (July 1, 1991) through October 31, 1997 to that of the IFC Latin America Investable Index using a minimum initial investment of $250,000. At October 31, 1996 and 1997, the value of an investment in the Fund would have been $414,966 and $543,549 compared to $518,776 and $636,313, respectively, for an investment in the index. The Fund's average annualized total return is 26.2% (1 year), (1.8)% (3 years), 9.5% (5 years) and 13.0% (since inception).

                                     PART B

                            TCW GALILEO FUNDS, INC.
                     865 SOUTH FIGUEROA STREET, SUITE 1800
                         LOS ANGELES, CALIFORNIA  90017
                                 (800) FUND TCW

                               THE GALILEO FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION
                               FEBRUARY 27, 1998

                       _________________________________



    This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus dated the same date which describes TCW Galileo Money Market Fund, TCW Galileo Core Fixed Income Fund, TCW Galileo High Yield Bonds Funds, TCW Galileo Long-Term Mortgage-Backed Securities Fund, TCW Galileo Mortgage-Backed Securities Fund, TCW Galileo Convertible Securities Fund, TCW Galileo Core Equity Fund, TCW Earnings Momentum Fund, TCW Mid-Cap Growth Fund, TCW Galileo Small Cap Growth Fund, TCW Galileo Value Opportunities Fund, TCW Galileo Asia Pacific Equities Fund, TCW Galileo Emerging Markets Equities Fund, TCW Galileo European Equities Fund, TCW Galileo International Equities Fund, TCW Galileo Japanese Equities Fund and TCW Galileo Latin America Equities Fund. This Statement of Additional Information should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by writing TCW Galileo Funds, Inc., Attention: Shareholder Relations Department, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 or by calling the Company's Investor Relations Department at (800) FUND TCW. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

                               TABLE OF CONTENTS

                                                                    Page
                                                                    ----

GENERAL INFORMATION...............................................  B-3

INVESTMENT PRACTICES..............................................  B-4
  (See the Appendix to the Prospectus)

RISK FACTORS......................................................  B-15
  (See "Risk Considerations" in the Prospectus)

INVESTMENT RESTRICTIONS...........................................  B-22

DIRECTORS AND OFFICERS OF THE COMPANY.............................  B-26

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS...................  B-30

DETERMINATION OF NET ASSET VALUE..................................  B-32
  (See "Net Asset Value" in the Prospectus)

HOW TO BUY AND REDEEM SHARES......................................  B-33
  (See "Purchase of Shares" and "Redemption
   and Exchange of Shares" in the Prospectus)

HOW TO EXCHANGE SHARES............................................  B-33
  (See "Redemption and Exchange of Shares" in the Prospectus)

PURCHASES-IN-KIND.................................................  B-34

DISTRIBUTIONS AND TAXES...........................................  B-34
  (See "Dividends, Distributions and Taxes" in the Prospectus)

INVESTMENT RESULTS................................................  B-37
  (See "Performance Information" in the Prospectus)

FINANCIAL STATEMENTS..............................................  B-41


                              GENERAL INFORMATION

    As of January 30, 1998, the following shareholders owned of record 5% or more (but less than 25%) of the outstanding shares of the following Funds: CORE FIXED INCOME --Mead Foundation (8.13%) and Cedars-Sinai Medical Center (11.67%); HIGH YIELD BONDS -- Genesee County Employees Retirement System (20.01%) and First Insurance Company of Hawaii (5.69%); LONG-TERM MORTGAGE-BACKED SECURITIES -- Wendel & Co. (5.38%); Mellon Bank, NA (16.56%) and Bost & Co., CWCF 0012002 (22.89%); MORTGAGE-BACKED SECURITIES -- St. Vincents Medical Center Foundation (13.17%); Mac & Co. 504-902, Mellon Bank (22.09%), B.H. McCoy Charitable Trust (5.56%) and Jeffries and Company Inc. (16.53%); ASIA PACIFIC EQUITIES -- TCW Galileo International Equities Fund (13.43%) and TCW Profit Sharing & Savings Plan (10.19%); EMERGING MARKETS EQUITIES -- Duke Endowment Trust (22.65%), Cravath Swaine & Moore Retirement Savings Plan (8.24%) and Mac & Co. 861-5202, Mellon Bank, NA (23.64%); LATIN AMERICA EQUITIES -- TCW Profit Sharing and Savings Plan (6.63%), Keswick Management, Inc. (5.42%), TCW Galileo International Equities Fund, Inc. (10.02%) and TCW Capital Investment Corp. (9.73%); CORE EQUITY -- Duke Endowment Trust (10.73%), Jupiter & Co. (7.66%), Egleston's Children's Hospital (9.28%) and The Salk Institute (7.45%); SMALL CAP GROWTH -- University of Tennessee (8.44%), Mac & Co. GCMF 8563402, Mellon Bank, NA (6.38%), Mac & Co. FSPF 8631272, Mellon Bank, NA (6.19%) and Salem Hospital Retirement Plan (8.71%); MID CAP GROWTH -- Tranan Management Corp. (5.26%); EARNINGS MOMENTUM -- Goldman Sachs Pension Plan (20.33%); CONVERTIBLE SECURITIES -- Kresge Foundation (8.33%), Buck Foundation (8.09%), William & Charlene Nored (5.49%), Transition Zone Horticultural Institute (8.35%), B.F. Foundation (13.52%), Pennington Fund (5.10%), The Rio Hondo Foundation (7.22%), The Seaver Institute (5.78%), Donohue Living Trust (5.52%) and TCW Profit Sharing and Savings Plan (6.83%); VALUE OPPORTUNITIES -- Robson Trust (5.78%); William & Charlene Norred (5.77%); TCW Capital Investment Corp. (5.56%); Collins Management Trust (6.38%); Mead Foundation (5.47%) and Tranan Management Corp. (14.73%); INTERNATIONAL EQUITIES -- Salk Institute

(14.02%) and First Insurance Company of Hawaii (17.89%); JAPANESE EQUITIES -- D.C. Searle IRA (6.84%); and MONEY MARKET -- TCW Realty Fund VB (9.48%).

    As of January 30, 1998, Ministers and Missionaries Benefit Board owned 55.76% of the outstanding shares of Latin American Equities and 32.89% of the outstanding shares of Core Fixed Income; Sabrato Revocable Trust owned 31.69% of the outstanding shares of Asia Pacific Equities; Duke Endowment Trust owned 38.15% of the outstanding shares of Earnings Momentum and 28.02% of the outstanding shares of Mid-Cap Growth; Saxon & Co. FBO PNC owned 28.46% and TCW Realty Fund VA owned 34.27% of the outstanding shares of Money Market and the Galileo International Equities Fund owned 95.78% of the outstanding shares of European Equities. As a result of these holdings, each of these entities may be considered a "control person" as defined in the Investment Company Act of 1940 with respect to the Fund in which it invests. All communications to these shareholders can be addressed to TCW Funds Management, Inc., 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017, Attention: Investor Relations Department.

                              INVESTMENT PRACTICES

STRATEGIES AVAILABLE TO ALL FUNDS

    MONEY MARKET INSTRUMENTS. All Funds may invest in money market instruments, although the Bond Funds and Equity Funds may do so for defensive or temporary purposes only. These instruments are limited to:

         U.S. Government Securities.  Obligations issued or guaranteed as to
         --------------------------
    principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

         Bank Obligations.
         ----------------

              (Bond Funds and Equity Funds) Obligations (including certificates of deposit, bankers' acceptances, commercial paper (see below) and other debt obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

              (Money Market Fund) U.S. dollar denominated instruments issued or guaranteed by the 50 largest bank holding companies in the United States, in terms of total assets, their subsidiaries and their London branches. Such bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation;

         Eurodollar Certificates of Deposit.  (Money Market Fund, Bond Funds and
         ----------------------------------
    Equity Funds) Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad);

         Obligations of Savings Institutions.  (Money Market Fund, Bond Funds
         -----------------------------------
    and Equity Funds) Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by federal deposit insurance);


         Fully Insured Certificates of Deposit.  (Bond Funds and Equity Funds)
         -------------------------------------
    Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

         Commercial Paper.  The Bond Funds and the Equity Funds may purchase
         ----------------
    commercial paper rated within the two highest ratings categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by S&P's or Aaa by Moody's. Money Market may purchase commercial paper in the highest ratings category by S&P or Moody's, or, if not rated, issued by a company which has an outstanding debt issue which the Adviser determines to be of comparable quality;

         World Bank Securities.  (Money Market Fund)  Obligations of the
         ---------------------
    International Bank for Reconstruction and Development, also known as the World Bank (these obligations are supported by subscribed but unpaid commitments of member countries, and there is no assurance that these commitments will be undertaken or complied with in the future.

         Money Market Mutual Funds.  (Money Market Fund, Bond Funds and Equity
         -------------------------
    Funds) Shares of United States money market investment companies not affiliated with the Adviser, subject to applicable legal restrictions and the Adviser's determination that such investments are beneficial to the relevant Fund and appropriate in view of such considerations as yield (taking into account the advisory fees and expenses of the money market fund), quality and liquidity.

STRATEGIES AVAILABLE TO ALL BOND FUNDS AND EQUITY FUNDS (EXCEPT INTERNATIONAL EQUITIES)

    WHEN, AS AND IF ISSUED SECURITIES. The Bond Funds and the Equity Funds (except International Equities) may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government Securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will ordinarily occur within three Business Days (as defined in the Prospectus under "Purchase of Shares") of the occurrence of the subsequent event. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. Each Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Adviser does not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. Each Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

STRATEGIES AVAILABLE TO ALL BOND FUNDS AND EQUITY FUNDS (EXCEPT MID-CAP GROWTH AND INTERNATIONAL EQUITIES)

    OPTIONS. The Bond Funds and the Equity Funds (except Mid-Cap Growth and International Equities) may purchase and write (sell) call and put options as described in the Prospectus Appendix, including options listed on U.S. or foreign securities exchanges or written in over-the-counter transactions ("OTC Options").

    Exchange-listed options are issued by the Options Clearing Corporation ("OCC") (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC Options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between a Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, a Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. Each Fund will engage in OTC Option transactions only with brokers or financial institutions deemed creditworthy by the Fund's management.

    COVERED CALL WRITING. The Bond Funds and the Equity Funds (except Mid-Cap Growth and International Equities) are permitted to write covered call options on securities and (for the Equity Funds, except Mid-Cap Growth and International Equities and, for the Bond Funds, Core Fixed Income) on the U.S. Dollar and foreign currencies. Generally, a call option is "covered" if a Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury bills, a Fund might own U.S. Treasury bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if a Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the marked to market difference is maintained by a Fund in cash, U.S. Government Securities or other liquid portfolio securities which a Fund holds in a segregated account maintained with its custodian.

    The writer of an option receives from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable a Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency.

    However, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the exchange rate of the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (or the exchange rate of the currency in which it is denominated) decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

    As regards listed options and certain OTC Options, during the option period, a Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC Options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable a Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

    If a call option expires unexercised, a Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received on the option less the commission paid.

    COVERED PUT WRITING. As a writer of a covered put option, a Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by a Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's custodian, cash, U.S. Government Securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash, U.S. Government Securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its custodian. In writing puts, a Fund assumes the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (currency). The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    The Funds will write put options for three purposes: (a) to receive the income derived from the premiums paid by purchasers; (b) when the Adviser wishes to purchase the security (or a security denominated in the currency underlying the option) underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and (c) to close out a long put option position. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the differences between the exercise price of the option and the current market price of the underlying securities (currencies) when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

    PURCHASING CALL AND PUT OPTIONS. A Fund may purchase a call option in order to close out a covered call position (see "Covered Call Writing" above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC Option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

    A Fund may purchase put options on securities or currencies which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security or currency were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. In addition, a Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by a Fund expired without being sold or exercised, the premium would be lost.

    OPTIONS ON TREASURY BONDS AND NOTES. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

    OPTIONS ON TREASURY BILLS. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if a Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, a Fund will hold the Treasury bills in a segregated account with its custodian, so that they will be treated as being covered.

    OPTIONS ON FOREIGN CURRENCIES. The Equity Funds (except Mid-Cap Growth and International Equities) and Core Fixed Income may purchase and write options on foreign currencies for purposes similar to those involved with investing in foreign currency forward contracts. See the Appendix to the Prospectus. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, a Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, a Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. Each of these Funds may also purchase call and put options to close out written option positions.

    Each of these Funds may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to a Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. A Fund may also write options to close out long call option positions. A put option on a foreign currency would be written by the Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which a Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to a Fund resulting from an increase in the U.S. dollar value of the foreign security. However, a Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. A Fund may also write options to close out long put and call option positions.

    The markets in foreign currency options are relatively new and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Funds will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $ l million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

STRATEGIES AVAILABLE TO ALL BOND FUNDS AND EQUITY FUNDS (EXCEPT MID-CAP GROWTH, VALUE OPPORTUNITIES AND INTERNATIONAL EQUITIES)

    FUTURES CONTRACTS. The Bond Funds and the Equity Funds (except Mid-Cap Growth, Value Opportunities and International Equities) may purchase and sell interest rate, currency, and index futures contracts ("futures contracts"), on securities eligible for purchase by the Fund. Subject to certain limitations, a Fund may enter into futures contracts or options on such contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from interest rate or market fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage its effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

    To the extent futures positions constitute "bona fide hedge" positions as defined by the rules and regulations of the Commodity Futures Trading Commission ("CFTC"), there is no overall limitation on the percentage of a Fund's assets which may be committed to futures contracts and options or futures contracts, provided the aggregate value of such positions does not exceed the value of such Fund's portfolio securities. With respect to futures positions that are not "bona fide hedge" positions, no Fund may enter into futures contracts or related options if, immediately thereafter, the amount of initial margin and premiums for unexpired futures contracts and options on futures contracts exceeds 5% of the Fund's liquidation value, after taking into account unrealized profits and losses on such futures contracts, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

    A Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity. If the Adviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, the Fund may sell futures contracts. If declining interest rates are anticipated, the Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. A Fund may purchase or sell futures on various currencies in which its portfolio securities are denominated for the purpose of hedging against anticipated changes in currency exchange rates. A Fund will enter into currency futures contracts to "lock in" the value of a security purchased or sold in a given currency vis-a-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security's denominated currency vis-a-vis a different currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as foreign currency forward contracts. See the Appendix to the Prospectus. The Adviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to a Fund upon the proper termination of the futures contract. The margin deposits are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government Securities called "variation margin", with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

    At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

    Although many futures contracts call for actual commitment or acceptance of securities, the contracts usually are closed out before the settlement date without making or taking delivery. A short futures position is usually closed out by purchasing futures contracts for the same aggregate amount of the underlying instruments and with the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and realize a gain. If the offsetting purchase price exceeds the sales price, the seller would pay the difference and would realize a loss. Similarly, a long futures position in usually closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sales price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transactions.

    OPTIONS ON FUTURES CONTRACTS. The Bond Funds and the Equity Funds (except Mid-Cap Growth, Value Opportunities and International Equities) may also purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option.

    Funds will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, a Fund wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Fund seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of a Fund's portfolio.


STRATEGIES AVAILABLE TO HIGH YIELD BONDS AND THE EQUITY FUNDS

    CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for common stock or other equity securities of the same or a different issuer. The Funds will only invest in convertible securities that are rated at least B by either S&P or Moody's or, if not rated, determined to be of comparable quality by the Adviser. Convertible securities provide a conversion right for a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Therefore, they generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the proximity of its price to its value as a nonconvertible fixed income security.

    The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege), and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

    Convertible Securities, High Yield Bonds and Core Equity may also invest in Eurodollar convertible securities, and Emerging Markets Equities and Latin America Equities may invest in Eurodollar convertible securities convertible into Latin American securities. Eurodollar convertible securities are fixed income securities of a U.S. issuer or a foreign issuer that are denominated in U.S. dollars and issued outside the United States. They are convertible into or exchangeable for equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. Each of these Funds may also invest in convertible securities that are convertible into or exchangeable for (a) foreign equity securities (Emerging Markets Equities and Latin American, in the case of Latin America Equities) listed, or represented by "Depositary Instruments" (as defined in the Prospectus under "Investment Objectives and Policies -TCW Galileo Core Equity Fund") listed, on securities exchanges or traded in other regulated markets in the United States or (b) publicly traded equity securities eligible for purchase by the Fund.


                                  RISK FACTORS

    RATING CATEGORIES. A description of the rating categories as published by Moody's and S&P is set forth in the Appendix to the Prospectus. Ratings assigned by Moody's and/or S&P to securities acquired by a Fund reflect only the views of those agencies as to the quality of the securities they have undertaken to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. A Fund may retain a security whose rating has changed or has become unrated.

    RESTRICTED SECURITIES. Each Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. The Adviser, pursuant to procedures adopted by the Board of Directors of the Company, will make a determination as to the liquidity of each restricted security purchased by a Fund. If a restricted security is determined to be "liquid," it will not be included within the category "illiquid securities," which under each Bond Fund's and Equity Fund's current policies may not exceed 15% of the Fund's net assets and which under Money Market's current policies may not exceed 10% of the Fund's net assets.

    Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration. The Securities and Exchange Commission has recently adopted Rule 144A under the Securities Act, which permits each Fund to sell restricted securities to qualified institutional buyers without limitation. The Rule 144A marketplace of sellers and qualified institutional buyers is new and still developing and may take a period of time to develop into a mature liquid market. As such, the market for certain private placements purchased pursuant to Rule 144A may be initially small or may, subsequent to purchase, become illiquid. Furthermore, the Adviser may not possess all the information concerning an issue of securities that it wishes to purchase in a private placement to which it would normally have had access, had the registration statement necessitated by a public offering been filed with the Securities and Exchange Commission.

    OPTIONS TRANSACTIONS. In addition to the risk considerations set forth in the Prospectus under "Risk Considerations -- Options," options are subject to the following risks.

    The effective use of options also depends on a Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. Government Securities or other high grade short-term obligations as security for the put option for other investment purposes until the exercise or expiration of the option.

    As discussed in the Prospectus, a Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that such a market will exist, particularly in the case of OTC Options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

    Among the possible reasons for the absence of a liquid secondary market on an exchange are: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange; (e) inadequacy of the facilities of an exchange or the OCC or other relevant clearing corporation to handle current trading volume; or (f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the relevant clearing corporation as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

    In the event of the bankruptcy of a broker through which a Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC Option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Fund's management.

    Each of the exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    The extent to which a Fund may enter into transactions involving options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and a Fund's intention to qualify as such (see "Dividends, Distributions and Taxes" in the Prospectus).

    FUTURES CONTRACTS AND RELATED OPTIONS. There are certain risks inherent in the use of futures contracts and options on futures contracts. Successful us of futures contracts by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of interest rates or changes in market conditions. In addition, there can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index and the price movements in the securities which are the subject of the hedge.

    Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Fund has hedged against the possibility of an increase in interest rates or a decrease in the value of portfolio securities and interest rates fall or the value of portfolio securities increase instead, a Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily be at increased prices that reflect the decline in interest rates. While utilization of futures contracts and options on futures contracts may be advantageous to the Fund, if the Fund is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments.

    Each Fund will enter into transactions in futures contracts for hedging purposes only, including without limitation, futures contracts that are "bona fide hedges" as defined by the CFTC. In connection with the purchase of sale of futures contracts, a Fund will be required to either (i) segregate sufficient cash or other liquid assets to cover the outstanding position or (ii) cover the futures contract by either owning the instruments underlying the futures contracts or by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contracts or by holding a separate offsetting option permitting it to purchase or sell the same futures contract. A call option is "covered" if written against securities owned by the Fund writing the option or if written against related securities the Fund holds. A put option is "covered" if the Fund writing the option maintains at all time cash, short-term Treasury obligations or other liquid assets with a value equal to the option exercise price in a segregated account with the Fund's custodian, or if it has bought and holds a put on the same security (and on the same amount of securities) where the exercise price of the put held by the Fund is equal to or greater than the exercise price of the put written by the Fund.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Fund's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Fund's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy, of the writer of an OTC option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent a Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause a Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

    The extent to which a Fund may enter into transactions involving futures contracts and options thereon may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such (see "Dividends, Distributions and Taxes" in the Prospectus).

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

    Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

PORTFOLIO TURNOVER

    A portfolio turnover rate of 100% would occur if all of a Fund's securities that are included in the computation of turnover were replaced once during a period of one year. The portfolio turnover rate is calculated by dividing the lesser of the value of purchases or sales of portfolio securities for the year by the monthly average value of portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

    Certain practices that may be employed by the Funds could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.

BROKERAGE PRACTICES

    The Adviser is responsible for the placement of the Funds' portfolio transactions and the negotiation of prices and commissions, if any, with respect to such transactions. Fixed income and unlisted equity securities are generally purchased from a primary market maker acting as principal on a net basis without a stated commission but at prices generally reflecting a dealer spread. Listed equity securities are normally purchased through brokers in transactions executed on securities exchanges involving negotiated commissions. Both fixed income and equity securities are also purchased in underwritten offerings at fixed prices which include discounts to underwriters and/or concessions to dealers. In placing a portfolio transaction, the Adviser seeks to obtain the best execution for the Fund, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities.

    Consistent with its policy of securing best execution, in selecting broker-dealers and negotiating any commissions or prices involved in Fund transactions, the Adviser considers the range and quality of the professional services provided by such firms. Brokerage services include the ability to most effectively execute large orders without adversely impacting markets and positioning securities in order to enable the Adviser to effect orderly purchases or sales for a Fund. Accordingly, transactions will not always be executed at the lowest available commission. In addition, the Adviser may effect transactions which cause a Fund to pay a commission or net price in excess of a commission or net price which another broker-dealer would have charged if the Adviser first determines that such commission or net price is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer to the Fund.

    Research services include such items as reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities and availability of securities, buyers, and sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of transactions.

    Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

    The Adviser maintains an internal allocation procedure to identify those broker-dealers who have provided it with research services and endeavors to place sufficient transactions with them to ensure the continued receipt of research services the Adviser believes are useful. When the Adviser receives products or services that are used both for research and other purposes, it makes a good faith allocation. While the non-research portion will be paid in cash by the Adviser, the portion attributable to research may be paid through brokerage commissions.

    Research services furnished by broker-dealers may be used in providing services for any or all of the clients of the Adviser, as well as clients of affiliated companies, and may be used in connection with accounts other than those which pay commissions to the broker-dealers providing the research services. During the fiscal period or year ended October 31, 1997, Convertible Securities, Core Equity, Mid-Cap Growth, Small Cap Growth, Asia Pacific Equities and Latin America Equities directed $373, $219,619, $10,230, $23,908, $14,115,
$31,826 and $28,080, respectively, in brokerage commissions because of research services provided.

    For the fiscal years ended October 31, 1995, 1996 and 1997, Core Equity, Small Cap Growth, Earnings Momentum, Asia Pacific Equities, Latin America Equities and Emerging Markets Equities paid $391,662, $237,979 and $386,378; $205,604, $345,369 and $407,737; $280,024, $399,530 and $459,925; $564,590,
$470,820 and $450,959; $423,996, $195,703 and $200,989; and $414,350, $353,334
and $431,596 in brokerage commissions, respectively. During the fiscal period June 3, 1996 to October 31, 1996, Mid-Cap Growth paid $97,907 in brokerage commissions and for the fiscal year ended October 31, 1997, paid $334,812 in brokerage commissions. Convertible Securities paid $23,633 in brokerage commissions for the period January 2, 1997 through October 31, 1997.

                            INVESTMENT RESTRICTIONS

    The investment restrictions numbered 1 through 8 below have been adopted by the Company with respect to the Funds as fundamental policies (except as otherwise provided in 1). In addition, the restrictions numbered 11, 13, 14 and 15 have also been adopted by the Company as fundamental policies with respect to Money Market. A fundamental policy affecting a particular Fund may not be changed without the vote of a majority of the outstanding shares of the affected Fund. Investment restrictions 9 through 13 with respect to a Bond Fund or Equity Fund and 9, 10 and 12 with respect to Money Market may be changed by vote of a majority of the Company's Board of Directors at any time.

    Investment policies adopted by the Company are:

1. No Fund will borrow money, except that (a) a Fund may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, (b) Core Fixed Income, Long-Term Mortgage-Backed Securities, Mortgage-Backed Securities, Latin America Equities and Money Market may each enter into reverse repurchase agreements, (c) Core Fixed Income, Long-Term Mortgage-Backed Securities and Mortgage-Backed Securities may utilize mortgage dollar rolls, and (d) each Fund other than Money Market may enter into futures contracts for hedging purposes subject to the conditions set forth in paragraph 8 below. The total amount borrowed by a Fund (including, for this purpose, reverse repurchase agreements and mortgage dollar rolls) at any time will not exceed 30% (or, in the case of Money Market, 10%) of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. As an operating policy, whenever borrowings pursuant to (a) exceed 5% (or, in the case of Money Market, 10%) of the value of a Fund's total assets, the Fund will not purchase any securities.

2. No Fund will issue senior securities as defined in the 1940 Act, provided that the Funds may (a) enter into repurchase agreements; (b) purchase securities on a when-issued or delayed delivery basis; (c) purchase or sell financial futures contracts or options thereon; and (d) borrow money in accordance with the restrictions described in paragraph 1 above.

3. No Fund will underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act by virtue of disposing of portfolio securities.


4. No Fund will purchase any securities that would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that this limitation shall not apply to any Fund's purchase of U.S. Government Securities, and, in the case of Money Market, to the purchase of obligations of domestic branches of United States banks. The European Equities Fund may invest more than 25% of the value of its total assets in a single European country, the International Equities Fund may invest more than 25% of the value of its total assets in shares of registered investment companies and the Japanese Equities Fund may invest more than 25% of the value of its total assets in debt securities issued or guaranteed by the Japanese government. In determining industry classifications for foreign issuers, each Fund will use reasonable classifications that are not so broad that the primary economic characteristic of the companies in a single class are materially different. Each Fund will determine such classifications of foreign issuers based on the issuer's principal or major business activities.

5. No Fund will invest in real estate, real estate mortgage loans, residual interests in REMICs, oil, gas and other mineral leases (including other universal exploration or development programs), or real estate limited partnerships, except that a Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests therein, and except that Core Fixed Income, Long-Term Mortgage-Backed Securities and Mortgage-Backed Securities are not prohibited from investing in real estate mortgage loans.

6. No Fund may make loans of cash except by purchasing qualified debt obligations or entering into repurchase agreements.

7. Each Fund may effect short sales of securities or maintain a short position only if the Fund at the time of sale either owns or has the right to acquire at no additional cost securities equivalent in kind and amount to those sold.

8. No Fund will invest in commodities or commodities contracts, except that each Bond Fund or Equity Fund may enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts does not exceed 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. The entry into foreign currency forward contracts shall not be deemed to involve investing in commodities.

9. No Fund will purchase securities on margin, except that a Fund may obtain any short-term credits necessary for clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts and related options will not be deemed to be a purchase of securities on margin.

10. No Fund will purchase the securities of an issuer for the purpose of acquiring control or management thereof except that Asia Pacific Equities, Emerging Markets Equities and Latin America Equities may acquire the securities of subsidiaries in order to facilitate investing in the securities of foreign issuers.

11. No Fund will purchase illiquid securities or other securities that are not readily marketable if more than 15% (or, in the case of Money Market, 10%) of the net assets of the Fund would be invested in such securities, which include: (a) repurchase agreements with maturities greater than seven calendar days; (b) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (c) over-the-counter options; (d) variable rate demand notes with a demand period of more than seven days; and (e) foreign securities not traded on a recognized domestic or foreign exchange or developed over-the-counter market, to the extent a liquid secondary market does not exist for such instruments.

12. No Fund will purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that each Fund may (a) purchase put and call options if the aggregate premiums paid on all such options which are held by the Fund at any time do not exceed 20% of the Fund's total assets, and (b) write covered put and call options if the aggregate value of the securities underlying the calls, the obligations underlying the puts, or the futures contracts underlying options on futures determined as of the date the options are sold does not exceed 25% of the Fund's total assets.

13. No Fund (except the Equity Funds) will purchase the securities of any issuer (other than U.S. Government Securities) if as a result more than 5% of the value of the

    Fund's total assets would be invested in the securities of the issuer (the "5% Limitation"), except that for the Bond Funds up to 25% of the value of the Fund's total assets may be invested without regard to the 5% Limitation. No Fund (except the Equity Funds) will purchase more than 10% of the voting securities of any one issuer (the "10% Limitation"), except that up to 25% of the value of the Fund's assets may be invested without regard to the 10% Limitation. Each Equity Fund will limit its investments so that at the close of each quarter of the taxable year, (a) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer (other than U.S. Government Securities) or in the securities of two or more issuers (other than U.S. Government Securities) which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses and (b) with respect to 50% of the market value of its total assets not more than 5% will be invested in the securities of a single issuer (other than U.S. Government Securities) and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

14. Money Market may not purchase securities of other investment companies if immediately after such purchase the Fund will own (a) more than 3% of the total outstanding voting stock of the acquired company, (b) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (c) securities issued by all investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund, except to the extent permitted by the Investment Company Act of 1940 and any applicable rules or exemptive orders issued thereunder.

15. Money Market may not purchase any security that matures more than one year from the date of purchase or which has an implied maturity of more than one year. For the purposes of satisfying this requirement, the maturity of a portfolio instrument shall be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made, except that:

    a. An instrument that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

    b. A variable rate instrument not subject to an interest rate cap, the principal amount of which is scheduled on the face of the instrument to be paid in 397 calendar days or less shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

    c. A variable rate instrument that is subject to a demand feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

    d. A floating rate instrument that is subject to a demand feature shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

    e. A repurchase agreement shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

    f. A portfolio lending agreement shall be treated as having a maturity equal to the period remaining until the date on which the loaned securities are scheduled to be returned, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the return of the loaned securities. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily. Money Market currently has no intention of engaging in lending portfolio securities.

    The Company may make commitments more restrictive than the restrictions listed above with respect to a Fund so as to permit the sale of shares of the Fund in certain states. Should the Company determine that any such delivery is no longer in the best interests of the Fund and its shareholders, the Company will revoke the commitment by terminating the sale of shares of the Fund in the state involved. The percentage limitations contained in the restrictions listed above apply, with the exception of (1) and (11), at the time of purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Fund.


                     DIRECTORS AND OFFICERS OF THE COMPANY

    A board of five directors is responsible for overseeing the Fund's affairs. The Fund has an executive committee, consisting of Marc I. Stern, Chairman, John
C. Argue and Thomas E. Larkin, which may act for the Board of Directors between meetings, except where Board action is required by law. The directors and officers of the Fund, and their business addresses and their principal occupations for the last five years are set forth below.

Name and Address                         Principal Occupations and Other Affiliations
----------------                         --------------------------------------------
Marc I. Stern* (53)                      President and Director, The TCW
Chairman                                 Group, Inc. (formerly TCW Management
865 South Figueroa Street                Company) and the Adviser; Vice
Los Angeles, California  90017           Chairman, TCW Asset Management
                                         Company; Chairman, TCW Americas
                                         Development, Inc.; Chairman, TCW Asia
                                         Ltd.; Chairman,  TCW London
                                         International, Limited (since March
                                         1993) and Executive Vice President,
                                         Trust Company of the West (since May
                                         1993).  Chairman, Apex Mortgage
                                         Capital, Inc. (Since October 1997).
                                         Trustee, TCW/DW Mutual Funds (since
                                         April 1995).  Director of Qualcomm
                                         Incorporated (wireless
                                         communications); formerly President
                                         of Sun America, Inc. (financial
                                         services company).

Thomas E. Larkin, Jr.* (58)              President and Director, Trust Company
Director and President                   of the West; Vice Chairman and
865 South Figueroa Street                Director, TCW Asset Management
Los Angeles, California 90017            Company; Executive Vice President and
                                         Director, The TCW Group, Inc.;
                                         Chairman of the Adviser; Member of
                                         the Board of Trustees of the
                                         University of Notre Dame; Director of
                                         Orthopaedic Hospital of Los Angeles;
                                         Senior Vice President, TCW
                                         Convertible Securities Fund, Inc.;
                                         President and Trustee, TCW/DW Mutual
                                         Funds.

John C. Argue (66)                       Of Counsel, Argue Pearson Harbison &
Director                                 Myers (law firm); Director, Avery
801 South Flower Street                  Dennison Corporation (manufacturer of
Los Angeles, California 90017            self-adhesive products and office
                                         supplies), CalMat Company (producer of
                                         aggregates, asphalt and ready mixed
                                         concrete) Apex Mortgage Capital, Inc.
                                         (real estate investment trust),
                                         Nationwide Health Properties, Inc.
                                         (real estate investment trust) and TCW
                                         Convertible Securities Fund, Inc.;
                                         Advisory Director, LAACO Ltd. (owner
                                         and operator of private clubs and real
                                         estate); Trustee, TCW/DW Mutual
                                         Funds.

Norman Barker, Jr. (76)                  Former Chairman of the Board, First
Director                                 Interstate Bank of California and
                                         former Vice Chairman of the Board,

707 Wilshire Blvd.                       First Interstate Bancorp; Director,
Los Angeles, CA  90017                   American Health Properties, Inc., ICN
                                         Pharmaceuticals, Inc., TCW
                                         Convertible Securities Fund, Inc.;
                                         Chairman of the Board Fidelity
                                         Federal Bank and America Income
                                         Shares, Inc.

Richard W. Call (73)                     Former President, The Seaver
800 West 6th Street                      Institute (a private foundation);
Los Angeles, CA  90017                   Director, TCW Convertible Securities
                                         Fund, Inc. and The Seaver Institute.

----------------------
* Directors who are or may be deemed to be "interested persons" of the Company as defined in the 1940 Act. Mr. Stern and Mr. Larkin are both officers of the Adviser.



COMPENSATION OF INDEPENDENT DIRECTORS

    The Company pays each Independent Director an annual fee of $35,000 plus a per meeting fee of $500 for meetings of the Board of Directors or Committees of the Board of Directors attended by the Director prorated among the Funds. The Company also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Company who are employed by the Adviser or an affiliated company thereof receive no compensation nor expense reimbursement from the Company.

    The following table illustrates the compensation paid to the Company's Independent Directors by the Company for the fiscal year ended October 31, 1997.


                                                Aggregate Compensation
    Name of Independent Director                   From the Company
    ----------------------------               -------------------------

    John C. Argue............................           $38,000

    Norman Barker, Jr........................            38,000

    Richard W. Call..........................            38,000

    The following table illustrates the total compensation paid to Company's Independent Directors for the calendar year ended December 31, 1997 by the 14 TCW/DW Funds, in the case of Mr. Argue, and the TCW Convertible Securities Fund, Inc. in the case of Messrs. Barker and Call, as well as from the Company. The TCW/DW Funds and TCW Convertible Securities Funds, Inc. are included solely because the Company's Adviser,

TCW Funds Management, Inc., also serves as investment adviser to those investment companies.

                                                                            Total Cash
                                                 For Service as         Compensation from
                          For Service as          Director and           the TCW Galileo
                           Trustee and          Committee Member         Funds, Inc., 14
                         Committee Member         of the TCW           TCW/DW Funds, and
Name of Independent           of 14           Convertible Securities    the TCW Convertible
      Director            TCW/DW Funds            Fund, Inc.           Securities Fund, Inc.
--------------------      -----------------   -----------------------  ---------------------
John C. Argue                      $71,125                   $ 5,250                $114,375
Norman Barker, Jr.                      --                    12,750                  50,750
Richard W. Call                                               12,750                  50,750

The officers of the Company who are not also directors of the Company are:

                              Position(s) Held   Principal Occupation(s)
Name and Address                with Company     During Past 5 Years(1)
----------------              ----------------   -----------------------
Alvin R. Albe, Jr. (44)+      Senior Vice        Executive Vice President, Finance
                              President          and Administration, The TCW Group,
                                                 Inc., Trust Company of the West and
                                                 TCW Asset Management Company ;
                                                 formerly President of Oakmont
                                                 Corporation (investment management
                                                 services).

Michael E. Cahill             Senior Vice        Managing Director, General Counsel
 (47)+                        President,         and Secretary, The TCW Group, Inc.,
                              General            Trust Company of the West and TCW
                              Counsel            Asset Management Company;
                              and Assistant      formerly General Counsel and Senior
                              Secretary          Vice President of Act III
                                                 Communications (media and
                                                 entertainment business).


Ronald E. Robison             Senior Vice        Managing Director, Trust Company of
 (59)+                        President          the West and TCW Asset
                                                 Management Company; Managing
                                                 Director and Chief Operating Officer,
                                                 the Adviser; Senior Vice President
                                                 and Chief Operating Officer, TCW
                                                 Convertible Securities Fund, Inc.

Jeffrey Peterson (52)+        Senior Vice        Managing Director, Trust Company of
                              President          the West and TCW Asset Manage
                                                 ment Company; President, TCW
                                                 Brokerage Services since January
                                                 1994; formerly Managing Director,
                                                 Kidder Peabody & Co.; Director, The
                                                 Presley Companies (publicly-traded
                                                 home builder).

David K. Sandie (42)+         Senior Vice        Managing Director, The TCW Group, Inc.,
                              President,         Trust Company of the West,
                              Principal          TCW Asset Management
                              Accounting         Company and the Adviser; Principal
                              Officer and        Accounting Officer and Assistant Treasurer,
                              Treasurer          TCW Convertible Securities Fund, Inc.

Philip K. Holl (48)+          Secretary          Vice President and Associate General
                                                 Counsel, Trust Company of the West,
                                                 TCW Asset Management Company
                                                 and the Adviser; Secretary to TCW
                                                 Convertible Securities Fund, Inc.,
                                                 formerly General Counsel and
                                                 Secretary to The Reserve Group of
                                                 Mutual Funds (New York).
-----------------------

(1) Positions with The TCW Group, Inc. and its affiliates may have changed over time.

+   Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California
    90017

    In addition, Hilary G.D. Lord is Managing Director, Chief Compliance Officer and Assistant Secretary of the Adviser. Marie M. Bender and Mohan Phansalkar are Senior Vice Presidents, Associate General Counsels and Assistant Secretaries of the Adviser. Patricia Navis is a Vice President, Associate General Counsel and Assistant Secretary of the Adviser. Susan Marsch is Vice President/Legal of the Adviser. The directors and officers of the Company collectively own less than 1% of the outstanding shares of any Fund.

                INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

     The Company and the Adviser are parties to an Investment Management and Advisory Agreement ("Advisory Agreement"). Under the Advisory Agreement, the Company retains the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, to administer its day-to-day operations, and to be responsible for overall management of the Company's business affairs subject to control by the Board of Directors of the Company. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Company's investment objectives.

     The Adviser has retained, at its sole expense, two affiliated companies to act as Sub-Adviser to certain of the Funds. TCW Asia Limited acts as a Sub-Adviser to the Asia Pacific Equities and Emerging Markets Equities Funds and TCW London International, Limited is a Sub-Adviser to Emerging Markets Equities, European Equities, Japanese Equities and International Equities Funds (the "Sub-Advisers"). The Sub-Advisers provide their respective Funds with investment advice and portfolio management subject to the overall supervision of the Adviser.


     The Adviser furnishes to the Company office space at such places as are agreed upon from time to time and all office facilities, business equipment, supplies, utilities and telephone service necessary for managing the affairs and investments and keeping the general accounts and records of the Company (exclusive of the necessary records of any transfer agent, registrar, dividend disbursing or reinvesting agent or custodian) and arranges for officers or employees of the Adviser to serve, without compensation from the Company, as officers, directors or employees of the Company if desired and reasonably required by the Company.

     As compensation for the services rendered, facilities furnished, and expenses paid by the Adviser, it is paid monthly fees by the Funds computed at the annual rates set forth in the Prospectus under "Management of the Funds -- Advisory and Sub-Advisory Agreements."

   The fee allocable to each Fund is calculated daily by applying the annual management fee percent for the Fund to the Fund's net asset value. The fee is payable for each calendar month as soon as practicable after the end of that month. In addition, each Bond Fund and Equity Fund reimburses the Adviser for the costs of providing accounting services to the Fund, including maintaining the Fund's financial books and records, calculating its daily net asset value, and preparing its financial statements, in an amount not exceeding $35,000 for any fiscal year (subject to the expense limited described below). Money Market also reimburses the Adviser for the Fund's accounting services, but in an amount not exceeding 0.10% of the Fund's average daily net assets.

The total amounts paid, net of any expense reimbursement by the Adviser and payment of any accounting fees by the Funds, for the fiscal years ended October 31, 1995, 1996 and 1997 were: Money Market - $304,000, $455,000 and $592,000;
High Yield Bonds - $708,000, $928,000 and $1,612,000; Core Fixed Income - $143,000, $127,000 and $77,000; Long-Term Mortgage-Backed Securities -$353,000,
$413,000 and $512,000; Mortgage-Backed - $494,000, $373,000 and $265,000; Core
Equity -$1,214,000, $1,549,000 and $1,628,000; Small Cap Growth -$444,000,
$1,101,000 and 1,290,000; Earnings Momentum - $517,000, $742,000 and $828,000;
Asia Pacific Equities - $441,000, $490,000 and $457,000; Emerging Markets Equities - $555,000, $541,000 and $623,000; and Latin America Equities - $610,000, $614,000 and $754,000. During the fiscal period ended October 31, 1996 and the fiscal year ended October 31, 1997, Mid-Cap Growth paid $338,000 and $1,090,000, respectively in advisory fees. For the fiscal period ended October 31, 1997 Convertible Securities paid $198,000 in advisory fees.

   Except for expenses specifically assumed by the Adviser under the Advisory Agreement, each Fund bears all expenses incurred in its operations. Fund expenses include the fee of the Adviser; compensation and expenses of directors of the Company who are not officers or employees of the Adviser; registration, filing and other fees in connection with filings with regulatory authorities; fees and expenses of independent accountants; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer and dividend disbursing agent charges; brokerage fees and commissions and securities transaction costs; taxes and corporate fees; legal fees; the fees of any trade association; the cost of stock certificates, if any, representing shares of the Fund; the organizational and offering expenses, whether or not advanced by the Adviser; expenses of shareholder and director meetings; premiums for the fidelity bond and any errors and omissions insurance; interest and taxes; and any other ordinary or extraordinary expenses incurred in the course of the Fund's business.

    The Advisory Agreement also provides that each Fund (except for Money Market) will reimburse the Adviser for the Fund's organizational expenses, up to a maximum amount of $50,000 per Fund. Such organizational expenses will be amortized by each Fund over five years.

    The Advisory Agreement was approved by each Fund's initial shareholder and will continue in effect as to each Fund initially for two years and thereafter from year to year if such continuance is specifically approved at least annually by (a) the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Fund, and (b) vote of a majority of the directors who are not "interested persons" of the Company or the Adviser (the Independent Directors), cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty at any time on 60 days' written notice, by vote of a majority of the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement terminates automatically in the event of assignment.

    The Company has acknowledged that the name "TCW" is owned by The TCW Group, Inc. (formerly, TCW Management Company) ("TCW"), the parent of the Adviser. The Company has agreed to change its name and the name of the Funds at the request of TCW if any advisory agreement into which TCW or any of its affiliates and the Company may enter is terminated.

    The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in the states where a Fund's shares are qualified for sale, the compensation due the Adviser for such fiscal year shall be reduced by the amount of such excess. Ordinary business expenses do not include (a) interest and taxes, (b) brokerage commissions, (c) certain litigation and indemnification expenses as described in the Advisory Agreement, and (d) other extraordinary business expenses. The Advisory Agreement and Sub-Advisory Agreements also provides that the Adviser and Sub-Advisers shall not be liable to the Company for any actions or omissions if it acted in good faith without gross negligence, willful misfeasance, bad faith, or from reckless disregard of their duties.

                        DETERMINATION OF NET ASSET VALUE

    As discussed in the Prospectus, the Company will not calculate the net asset value of the Funds on certain holidays, weekends and when there is no activity in a Fund's shares. On those days, securities held by a Fund may nevertheless be actively traded, and the value of the Fund's shares could be significantly affected.

    A Fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding.

                          HOW TO BUY AND REDEEM SHARES

    Shares in a Fund may be purchased and redeemed in the manner described in the Prospectus and in this Statement of Additional Information.

COMPUTATION OF PUBLIC OFFERING PRICES

    The Funds offer their shares to the public on a continuous basis. The public offering price per share of each Fund is equal to its net asset value per share next computed after receipt of a purchase order. See "Determination of Net Asset Value", above.

DISTRIBUTIONS IN KIND

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by distribution in kind of portfolio securities in lieu of cash. Shareholders receiving distributions in kind may incur brokerage commissions or other costs when subsequently disposing of shares of those securities.


                             HOW TO EXCHANGE SHARES

     A shareholder may exchange all or part of its shares of one Fund for shares of another Fund (subject to receipt of any required state securities law clearances with respect to certain Funds in the shareholder's state of residence). An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. See "Distributions and Taxes" below.

     The exchange privilege enables a shareholder to acquire shares in a Fund with different investment objectives or policies when the shareholder believes that a shift between Funds is an appropriate investment decision.

     Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the Fund being acquired. The Company reserves the right to reject any exchange request.

     As described in the Prospectus, the exchange privilege may be terminated or revised by the Company.

                               PURCHASES-IN-KIND

     The Funds may, at the sole discretion of the Adviser, accept securities in exchange for shares of a Fund. Securities which may be accepted in exchange for shares of any Fund must (1) meet the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market (determined by reference to liquidity policies established by the Board of Directors); and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange.


                            DISTRIBUTIONS AND TAXES

     Each of the Funds intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). A Fund that is a regulated investment company and distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), will not be liable for federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders. However, a Fund will be taxed on that portion of taxable net investment income and long-term and short-term capital gains that it retains. Furthermore, a Fund will be subject to United States corporate income tax (and possibly state or local income or franchise tax) with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet the 90% distribution requirement.



     To qualify as a regulated investment company, in addition to the 90% distribution requirement described above, a Fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business in investing in such stock, securities or currencies and (b) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's assets is represented by cash items, U.S. Government Securities and other securities, limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities) or in the securities of two or more issuers (other than U.S. Government Securities) which the Fund controls (i.e., holds at least 20% of the combined voting power) and which are engaged in the same or similar trades or businesses or related trades or businesses. A Fund's employment of the investment strategies described in this Statement of Additional Information and in the Prospectus may be limited by these requirements for qualification.

     With respect to the Equity Funds that invest in foreign currency or forward foreign exchange contracts and Core Fixed Income, gains from such foreign currency and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies are considered to be qualifying income for purposes of the 90% gross income test described in clause (a) above, provided such gains are directly related to the Fund's principal business of investing in stock or securities. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency contracts will be valued for purposes of the asset diversification requirements applicable to the Fund described in clause (c) above. Until such time as these uncertainties are resolved, each Fund will utilize the more conservative, or limited, definition or approach with respect to determining permissible investments in its portfolio.

     Investments in foreign currencies, forward contracts, options, futures contracts and options thereon may subject a Fund to special provisions of the Internal Revenue Code that may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to a Fund, and may defer Fund losses.
These rules also (a) could require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they had been closed out in a fully taxable transaction) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.


     As a general rule, a Fund's gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Fund has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Furthermore, as a general rule, a shareholder's gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the shareholder has held his or her Fund shares for more than one year and will be a short-term capital gain or loss if he or she has held his or her Fund shares for one year or less. For federal, state and local income tax purposes, an exchange by a shareholder of shares in one Fund or securities for shares in a Fund will be treated as a taxable sale for a purchase price equal to the fair market value of the shares received.

     Net capital gains on sales after July 28, 1997 by individual taxpayers are subject to a maximum tax rate of 20%, so long as the shares were held for more than eighteen months. Gains on shares held no more than eighteen months but more than one year are subject to a tax at a maximum rate of 28%. Gain on sales of shares held a year or less is "short-term" capital gain, subject to taxation at ordinary income rates.

     Any loss realized on the disposition by a shareholder of its shares in a Fund will be disallowed to the extent the shares disposed of are replaced with other Fund shares, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends (as defined below) received by the shareholder with respect to such share.

     While only the Equity Funds expect to realize a significant amount of net long-term capital gains, any such realized gains will be distributed as described in the Prospectus. See "Dividends, Distributions and Taxes" in the Prospectus. Such distributions ("capital gain dividends"), if any, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed to the shareholder after the close of the Fund's prior taxable year. A Fund may be subject to taxes in foreign countries in which each invests. If such a Fund invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Fund level which could not be eliminated by distributions to the shareholders of the Fund. It is not anticipated that any taxes at the Fund level with respect to investments in PFICs will be significant.

     Under the Internal Revenue Code, a nondeductible excise tax of 4% is imposed on a Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that calendar year and at least 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending on October 31 of such calendar year (or December 31 if the Fund so elects), plus any undistributed amounts of taxable income for prior years. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. Each Fund intends to meet these distribution requirements to avoid the excise tax liability.

     Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made to shareholders of record in such a month are treated as paid and are taxable as of December 31, provided that the Fund pays the dividend during January of the following year.

     If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that it has provided a correct taxpayer identification number and that it is not subject to "backup withholding," then the shareholder may be subject to a 31% "backup withholding" tax with respect to (a) taxable dividends and distributions and (b) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his social security number. The 31% "backup withholding" tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

     Dividends to shareholders who are non-resident aliens may be subject to a 30% United States withholding tax under provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders should consult their own tax advisers.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Internal Revenue Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Internal Revenue Code sections and the Treasury Regulations promulgated thereunder. The Internal Revenue Code and these Regulations are subject to change by legislative or administrative action.

     Each shareholder will receive annual information from its Fund regarding the tax status of Fund distributions. Shareholders are urged to consult their attorneys or tax advisers with respect to the applicability of federal, state, local, estate and gift taxes and non-U.S. taxes to their investment in the Fund.

                               INVESTMENT RESULTS

     From time to time, the Company may quote the performance of a Fund in terms of yield, actual distributions, total return or capital appreciation in reports or other communications to shareholders or in other published material.

     The Bond Funds may quote a 30-day yield figures which is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

                    YIELD = 2[(a-b) + 1)/6/ - 1]
                               ---
                                cd

Where:    a =  dividends and interest earned during the period.

          b =  expenses accrued for the period (net of reimbursement).

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

          d = the maximum offering price per share on the last day of the period.

     For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by one of the Bond Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

     The yield of Money Market is its net income expressed in annualized terms. The SEC requires by rule that a yield quotation set forth in an advertisement for a "money market" fund be computed by a standardized method based on a historical seven calendar day period. The standardized yield is computed by determining the net change (exclusive of realized gains and losses and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period return by 365/7. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and such additional shares, and all fees that are charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size. Money Market may also calculate its effective yield by compounding the unannualized base period return (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one.

     The yield quoted at any time represents the amount being earned on a current basis for the indicated period and is a function of the types of instruments in Money Market, their quality and length of maturity, and the Fund's operating expenses. The length of maturity for the Fund is the average dollar weighted maturity of the Fund. This means that the Fund has an average maturity of a stated number of days for all of its issues. The calculation is weighted by the relative value of the investment.

     Each Bond Fund's and Equity Fund's total return may be calculated on an "average annual total return" basis, and may also be calculated on an "aggregate total return" basis, for various periods. Average annual total return reflects the average annual percentage change in the value of an investment in a Fund over the particular measuring period. Aggregate total return reflects the cumulative percentage change in value over the measuring period. Average annual total return figures provided for the Bond Funds and Equity Funds will be computed according to a formula prescribed by the SEC. The formula for an average annual total return can be expressed as follows:

                    P(1+T)/n/ = ERV

Where:  P   =  a hypothetical initial payment of $1,000
        T   =  average annual total return
        n   =  number of years
        ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods or the life of the Fund

     The formula for calculating aggregate total return can be expressed as follows:

          Aggregate Total Return =   [ ( ERV ) - 1 ]
                                         ---
                                          P

     The calculation of average annual total return and aggregate total return assumes reinvestment of all income dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged to all shareholder accounts.

     The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period and reflects deduction of all nonrecurring charges at the end of the measuring period covered by the computation. A Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.



     A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

     Investors should recognize that, because the Bond Funds will have a high component of fixed-income securities, in periods of declining interest rates the yields of the Bond Funds will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates yields will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Bond Funds from the continuous sale of shares will likely be invested in portfolio instruments producing lower yields than the balance of the Bond Funds' securities, thereby reducing the current yields of the Bond Funds. In periods of rising interest rates, the opposite can be expected to occur.

     Comparative performance information may be used from time to time in publishing information about the Company's shares, including data from Lipper Analytical Services, Inc., CDA Technologies, Inc. or similar independent services which monitor the performance of mutual funds or with other appropriate indexes of investment securities. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. A Fund may compare its performance to other investments or relevant indexes including, but not limited to, the following: High Yield Bonds -- First Boston High Yield Index, Salomon Brothers High Yield Cash Pay Index and Lehman Brothers Government/Corporate Bond Index; High Yield Bonds and Core Fixed Income --Lehman Brothers Aggregate Bond Index; Core Fixed Income and Long-Term Mortgage-Backed Securities -- Salomon Brothers Broad Investment Grade Index; Long-Term Mortgage-Backed Securities -- Lehman Brothers Mortgage-Backed Securities Index; Mortgage-Backed Securities -- Salomon Brothers Three Month Treasury Bill Benchmark and Salomon Brothers One Year U.S. Treasury Bill Index; Convertible Securities -- First Boston Convertible Index, NASDAQ Composite and Standard & Poor's 500 w/income; Core Equity -- Standard & Poor's 500; Small Cap Growth - National Association of Securities Dealers Automated Quotations System, Lipper Small Company Gross Average and Russell 2000; Earnings Momentum -- Standard & Poor's 500, Standard & Poor's Midcap 400, and the Russell 2000; Mid-Cap Growth -- Standard & Poor's Midcap 400, Russell Midcap Index, and the Wilshire Midcap Index; Asia Pacific Equities -Morgan Stanley Combined Far East ex Japan Index; Emerging Markets Equities - International Finance Corporation Emerging Markets Equities Composite Global Total Return Investable Index; European Equities -- Morgan Stanley Capital International European Equities; International Equities -
- Morgan Stanley Combined Far East ex Japan Index, Morgan Stanley Capital International European Equities and Tokyo Stock Exchange First Section Index; Japanese Equities -- Tokyo Stock Exchange First Section Index; Latin America Equities -- Baring Securities Emerging Markets Equities Index, International Finance Corporation Latin America Investable Index, and Morgan Stanley Capital International Latin America Index; and Money Market -- Donoghue's Money Fund Average and the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

                              FINANCIAL STATEMENTS

     Set forth on the following pages are certain financial statements of the Funds.

                            TCW GALILEO FUNDS, INC.






                                       ANNUAL REPORT


                                             OCTOBER 31, 1997

                                                         TCW GALILEO FUNDS,INC.



TABLE OF CONTENTS
-----------------




Letter to Shareholders.....................................................   2
Performance Summary........................................................   3

Schedules of Investments:
 TCW Galileo Money Market Fund.............................................   4
 TCW Galileo Core Fixed Income Fund........................................   6
 TCW Galileo High Yield Bond Fund..........................................   9
 TCW Galileo Mortgage Backed Securities Fund...............................  15
 TCW Galileo Long-Term Mortgage Backed Securities Fund.....................  18
 TCW Galileo Convertible Securities Fund...................................  20
 TCW Galileo Core Equity Fund..............................................  24
 TCW Galileo Earnings Momentum Fund........................................  27
 TCW Galileo Mid-Cap Growth Fund...........................................  31
 TCW Galileo Small Cap Growth Fund.........................................  34
 TCW Galileo Asia Pacific Equity Fund......................................  39
 TCW Galileo Emerging Markets Fund.........................................  41
 TCW Galileo Latin America Equity Fund.....................................  47

Statements of Assets and Liabilities.......................................  50
Statements of Operations...................................................  54
Statements of Changes in Net Assets........................................  58
Notes to Financial Statements..............................................  71
Financial Highlights.......................................................  82
Independent Auditors' Report...............................................  96
Shareholder Information....................................................  97
Tax Information Notice.....................................................  98

TO OUR SHAREHOLDERS
-------------------


We are pleased to submit the October 31, 1997 Annual Report for the TCW Galileo Funds. The Galileo Mutual Funds continue to provide our clients with targeted investment strategies featuring daily liquidity, competitive management fees and no front-end loads, 12b-1 or deferred sales charges. On the next page is a summary of each Fund's net asset value and returns through October 31, 1997.

TCW is committed to providing you with superior professional investment management and distinctive personal service through the TCW Galileo Funds.

On November 3, 1997, we started four new Galileo Mutual Funds; TCW Galileo International Equities Fund, TCW Galileo European Equities Fund, TCW Galileo Japanese Equities Fund and TCW Galileo Value Opportunities Fund, each with a unique investment strategy designed to meet the needs of our investors. TCW Galileo International Equities Fund is a "Fund of Funds" investing in our five international Galileo Funds and Galileo Money Market Fund providing investors with a broad diversification across international markets.

Please call your Account Representative or our Investor Relations Department at
(800) FUND TCW [(800) 386-3829] if you have any questions or would like further information on the TCW Galileo Funds.

Very truly yours,

/s/ Marc I. Stern

Marc I. Stern
Chairman of the Board


November 26, 1997

                                                         TCW GALILEO FUNDS, INC.


                                                                October 31, 1997


PERFORMANCE SUMMARY
-------------------

                                               Net Asset Value                   Total Return - Annualized
                                                  per Share                        As of October 31, 1997
                                               ---------------  --------------------------------------------------------------
                                                 October 31,       Year Ended         Latest          Since          Inception
                                                    1997        October 31, 1997      5 Years        Inception          Date
                                               ---------------  ----------------      -------        ---------       ---------
  TCW Galileo Money Market Fund                 $      1.00           5.29%           4.54%           5.73%          07/14/88
  TCW Galileo Core Fixed Income Fund                   9.62           8.45%           6.11%/(1)/      7.51%/(1)/     01/01/90/(2)/
  TCW Galileo High Yield Bond Fund                    10.11          13.26%          11.19%/(1)/     11.29%/(1)/     02/01/89/(2)/
  TCW Galileo Mortgage Backed Securities Fund          9.70           6.71%           5.89%/(1)/      7.05%/(1)/     02/01/90/(2)/
  TCW Galileo Long-Term Mortgage Backed
   Securities Fund                                     9.91          11.66%           N/A             7.30%          06/17/93
  TCW Galileo Convertible Securities Fund/(3)/        11.41          22.73%/(1)/     14.42%/(1)/     13.65%/(1)/     01/01/89/(2)/
  TCW Galileo Core Equity Fund                        19.29          22.68%          17.03%/(1)/     16.44%/(1)/     07/01/91/(2)/
  TCW Galileo Earnings Momentum Fund                  13.87          15.53%           N/A            14.51%/(1)/     05/01/93/(2)/
  TCW Galileo Mid-Cap Growth Fund                      9.40           2.28%           N/A            25.19%/(1)/     11/01/94/(2)/
  TCW Galileo Small Cap Growth Fund                   18.74          10.38%          22.32%/(1)/     19.06%/(1)/     12/01/89/(2)/
  TCW Galileo Asia Pacific Equity Fund                 7.37         (22.40)%          N/A             6.79%/(1)/     04/01/93/(2)/
  TCW Galileo Emerging Markets Fund                    8.32           2.82%           N/A             5.81%/(1)/     06/01/93/(2)/
  TCW Galileo Latin America Equity Fund               12.51          26.24%           9.47%/(1)/     13.03%/(1)/     07/01/91/(2)/

(1) Performance data includes the performance of the predecessor limited partnership for periods before the TCW Galileo Funds' registration became effective. The predecessor limited partnerships were not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and, therefore were not subject to certain investment restrictions that are imposed by the 1940 Act. If the limited partnerships had been registered under the 1940 Act, the limited partnership's performance may have been lower.

(2) Inception date of the predecessor limited partnership.

(3) Inception date of the Fund was January 2, 1997.

TCW Galileo Money Market Fund


SCHEDULE OF INVESTMENTS
-----------------------


  Principal
   Amount        INVESTMENTS                                                                      Value
 ----------      -----------                                                                  -------------
                 AGENCY FIXED INCOME SECURITIES (26.6% of Net Assets)
$ 4,500,000      Federal Farm Credit Bank, 5.7%, due 09/02/98                                 $  4,501,300
  6,300,000      Federal Home Loan Bank, 5.5%, due 04/21/98                                      6,300,000
  2,000,000      Federal Home Loan Bank, 5.655%, due 11/26/97                                    1,999,609
  9,000,000      Federal Home Loan Bank, 5.71%, due 06/23/98                                     9,001,823
  4,500,000      Federal Home Loan Bank, 5.8%, due 09/18/98                                      4,502,293
  9,000,000      Federal Home Loan Bank, 7.87%, due 12/15/97                                     9,022,876
  5,000,000      Federal Home Loan Mortgage Corp., 5.84%, due 04/08/98                           5,004,247
 10,000,000      Federal National Mortgage Association, 5.64%, due 01/29/98                      9,864,522
  3,500,000      Federal National Mortgage Association, 5.71%, due 03/18/98                      3,501,108
  5,500,000      Federal National Mortgage Association, 9.55%, due 11/10/97                      5,504,458
                                                                                              -------------
                 TOTAL AGENCY FIXED INCOME SECURITIES (Cost: $59,202,236)                       59,202,236
                                                                                              -------------

                 COMMERCIAL PAPER (58.3%)
  6,000,000      Abbott Corp., 5.45%, due 11/06/97                                               5,995,458
  4,100,000      American Express Credit Corp., 5.48%, due 11/03/97                              4,098,752
  5,700,000      American General Finance Corp., 5.7%, due 11/03/97                              5,698,195
  7,000,000      Bellsouth Corp., 5.5%, due 11/10/97                                             6,990,375
  2,100,000      Bellsouth Corp., 5.51%, due 11/14/97                                            2,095,822
  5,000,000      Beneficial Corp., 5.55%, due 11/03/97                                           4,998,458
  2,200,000      B.P. America, 5.67%, due 11/03/97                                               2,199,307
  3,000,000      Ciesco L.P., 5.5%, due 11/05/97                                                 2,998,167
  5,000,000      Ciesco L.P., 5.5%, due 11/17/97                                                 4,987,778
  5,000,000      CIT Group Holdings, 5.47%, due 11/14/97                                         4,990,124
  4,000,000      General Electric Capital Corp., 5.59%, due 01/20/98                             3,950,311
  5,000,000      International Lease Finance Corp., 5.49%, due 11/04/97                          4,997,712
  2,900,000      International Lease Finance Corp., 5.5%, due 11/05/97                           2,898,228
  8,000,000      J.P. Morgan & Co., 5.47%, due 11/07/97                                          7,992,707
  8,400,000      Metlife Funding Inc., 5.57%, due 11/24/97                                       8,370,108
  5,000,000      Morgan Stanley/Dean Witter, Discover, 5.51%, due 11/21/97                       4,984,694
  5,000,000      Northern Illinois Gas Co., 5.5%, due 11/12/97                                   4,991,597
  6,150,000      Pacific Mutual, 5.5%, due 11/13/97                                              6,138,725
  5,000,000      Pitney-Bowes Credit Corp., 5.51%, due 01/15/98                                  4,942,604
  2,000,000      Sara Lee Corp., 5.5%, due 12/23/97                                              1,984,111
  8,000,000      Sara Lee Corp., 5.67%, due 11/03/97                                             7,997,480
  7,000,000      Schering Corp., 5.55%, due 11/12/97                                             6,988,129
  4,850,000      United Parcel Service, 5.48%, due 11/03/97                                      4,848,523
  4,750,000      USAA Capital Corp., 5.5%, due 11/04/97                                          4,747,823
  4,200,000      USAA Capital Corp., 5.53%, due 01/05/98                                         4,158,064
  4,900,000      Wal-Mart Stores, Inc., 5.5%, due 11/10/97                                       4,893,263
                                                                                              -------------
                 TOTAL COMMERCIAL PAPER (Cost: $ 129,936,515)                                  129,936,515
                                                                                              -------------

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.



                                                                October 31, 1997


  Principal
   Amount        INVESTMENTS                                                                      Value
------------     -----------                                                                  -------------
                 CORPORATE FIXED INCOME SECURITIES (14.8%)
$ 6,841,000      Associates Corp. of North America, 8.125%, due 01/15/98                      $  6,871,145
  3,000,000      CIT Group Holdings, 6.75%, due 04/30/98                                         3,014,152
  8,100,000      Ford Motor Credit Corp., 7.125%, due 12/01/97                                   8,108,707
  1,000,000      Ford Motor Credit Corp., 8%, due 12/01/97                                       1,001,696
  1,500,000      General Electric Capital Corp., 6.29%, due 11/05/97                             1,500,085
  2,550,000      General Electric Capital Corp., 7.95%, due 02/02/98                             2,562,502
  2,350,000      General Electric Capital Corp., 8%, due 01/15/98                                2,359,758
  5,000,000      NationsBank Corp., 6.625%, due 01/15/98                                         5,007,043
  2,500,000      Norwest Corp., 6.5%, due 11/15/97                                               2,500,835
                                                                                              -------------
                 TOTAL CORPORATE FIXED INCOME SECURITIES (Cost: $ 32,925,923)                   32,925,923
                                                                                              -------------

                 SHORT-TERM INVESTMENT (COST: $23,344) (0.0%)
                 --------------------------------------------

     23,344      Bank of New York Depository Reserve, 4.6%, due 11/03/97                            23,344
                                                                                              -------------

                 TOTAL INVESTMENTS (Cost: $222,088,018) (99.7%)                                222,088,018

                 EXCESS OF OTHER ASSETS OVER LIABILITIES (0.3%)                                    683,015
                                                                                              -------------

                 NET ASSETS (100%)                                                            $222,771,033
                                                                                              =============



See accompanying Notes to Financial Statements.

TCW Galileo Core Fixed Income Fund

SCHEDULE OF INVESTMENTS
-----------------------


Principal
 Amount           CORPORATE FIXED INCOME SECURITIES                                             Value
-----------       ---------------------------------                                         -------------
                  BASIC INDUSTRIES (5.9% OF Net Assets)
$     100,000     AMR Corp., 9.5%, due 05/15/01                                             $     109,875
       25,000     Consumers International, (144A), 10.25%, due 04/01/05                            26,750  *
       50,000     Doskocil Companies, Inc., (144A), 10.125%, due 09/15/07                          51,750  *
       25,000     Globalstar LP/Capital, 11.25%, due 06/15/04                                      24,625
       50,000     GSI Group, Inc., (144A), 10.25%, due 11/01/07                                    50,625  *
      100,000     International Business Machines Corp., 7%, due 10/30/25                         101,000
       50,000     Iron Mountain, Inc., 10.125%, due 10/01/06                                       54,125
       25,000     Jordan Telecommunications Products, Inc., (144A), 9.875%, due 08/01/07           25,375  *
       50,000     Lockheed Martin Corp., 7.25%, due 05/15/06                                       52,625
      100,000     MCI Communications Corp., 6.95%, due 08/15/06                                   103,375
       25,000     National Energy Group, Inc., (144A), 10.75%, due 11/01/06                        25,875  *
      100,000     Raytheon Co., 6.45%, due 08/15/02                                               100,750
       50,000     Telex Communications, Inc., 10.5%, due 05/01/07                                  49,500
      125,000     Transamerica Energy, Inc., (144A), 11.5%, due 06/15/02                          127,500  *
       50,000     Trico Marine Services, Inc., Series B, 8.5%, due 08/01/05                        50,563
      100,000     Union Pacific Co., 7.875%, due 02/15/02                                         105,000
       50,000     U. S. Can Corp., Series B, 10.125%, due 10/15/06                                 52,125
       25,000     Viasystems, Inc., (144A), 9.75%, due 06/01/07                                    25,562  *
                                                                                            -------------
                  TOTAL BASIC INDUSTRIES (Cost: $1,124,787)                                     1,137,000
                                                                                            -------------
                  CONSUMER CYCLICALS (2.4%)

       25,000     Atlas Air, Inc., (144A), 10.75%, due 08/01/05                                    26,375  *
       25,000     Foodmaker, 1993A Corp., Series B, 9.75%, due 11/01/03                            26,000
       25,000     Grand Casinos, Inc., 10.125%, due 12/01/03                                       26,500
      100,000     J. C. Penney Company, Inc., 9.05%, due 03/01/01                                 108,500
       50,000     Livent, Inc., (144A), 9.375%, due 10/15/04                                       50,375  *
       90,000     May Department Stores Co., 9.75%, due 02/15/21                                  113,625
       25,000     Outdoor Communications, Inc., 9.25%, due 08/15/07                                24,812
       10,000     Outdoor Systems, Inc., 8.875%, due 06/15/07                                      10,300
       25,000     Signature Resorts, Inc., (144A), 9.75%, due 10/01/07                             25,250  *
       25,000     STC Broadcasting, Inc., Series B,  11%, due 03/15/07                             26,750
       25,000     Von Hoffman Press, (144A), 10.375%, due 05/15/07                                 26,500  *
                                                                                            -------------
                  TOTAL CONSUMER CYCLICALS (Cost: $437,328)                                      464,987
                                                                                            -------------
                  CONSUMER NON-CYCLICALS (0.6%)

       25,000     Dade International, Inc., Series B, 11.125%, due 05/01/06                       27,750
       50,000     Physician Sales & Service, Inc., (144A), 8.5%, due 10/01/07                     49,000  *
       50,000     Stater Brothers Holdings, Inc., (144A), 9%, due 07/01/04                        50,875  *
                                                                                            ------------

                  TOTAL CONSUMER NON-CYCLICALS (Cost: $128,833)                                  127,625
                                                                                            ------------

* Restricted security. (See Note 6)
See accompanying Notes to Financial Statements.

                                                        TCW GALILEO FUNDS, INC.



                                                              October 31, 1997


Principal
 Amount           CORPORATE FIXED INCOME SECURITIES                                             Value
-----------       ---------------------------------                                         -------------

                  FINANCIAL SERVICES (2.5%)
$     100,000     BHP Finance USA Ltd., (Yankee), 6.69%, due 03/01/06                       $     102,125
      100,000     Comdisco,  Inc., 6.375%, due 11/30/01                                           100,250
      100,000     Hartford Life Inc., 7.65%, due 06/15/27                                         106,250
      100,000     Lehman Brothers, Inc., 7.125%, due 07/15/02                                     103,125
       60,000     Security Pacific Corp., 11.5%, due 11/15/00                                      68,850
                                                                                            -------------
                  TOTAL FINANCIAL SERVICES (Cost: $467,148)                                       480,600
                                                                                            -------------

                  UTILITIES (2.8%)

      100,000     Florida Power & Light Co., 5.5%, due 07/01/99                                    99,375
      100,000     Hydro-Quebec (Yankee), 9.4%, due 02/01/21                                       126,125
      100,000     Northern Telecom Capital Corp., 7.4%, due 06/15/06                              106,500
      100,000     Pacificorp., 6.75%, due 04/01/05                                                102,250
      100,000     Praxair, Inc., 6.75%, due 03/01/03                                              101,750
                                                                                            -------------
                  TOTAL UTILITIES (Cost: $509,936)                                                536,000
                                                                                            -------------
                  TOTAL CORPORATE FIXED INCOME SECURITIES
                   (COST: $2,668,032) (14.2%)                                                   2,746,212
                                                                                            -------------
                  COLLATERALIZED MORTGAGE OBLIGATIONS -
                  FIXED RATE (8.7%)
                  --------------------------------------
      400,000     Bear Stearns Mortgage Securities Inc. (97-2-A2), 6.5%,
                    due 04/28/24                                                                  392,696
      462,882     Federal Home Loan Mortgage Corp (1578-O), 7%,
                    due 09/15/23                                                                  457,105
      321,204     Federal Home Loan Mortgage Association - Government
                    National Mortgage Association (41-K), 8%, due 04/25/24                        332,740
      500,000     Federal National Mortgage Association (96-46-B),
                    6.5%, due 11/25/23                                                            500,965
                                                                                            -------------
                  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS -
                    FIXED RATE (Cost: $1,607,719)                                               1,683,506
                                                                                            -------------

                  U.S. GOVERNMENT AGENCY OBLIGATIONS -
                  FIXED RATE PASS-THROUGH SECURITIES  (15.2%)
                  -------------------------------------------

    1,333,370     Federal Home Loan Mortgage Corp., Pool #E20246, 7.5%,
                    due 06/01/11                                                                1,368,784
      346,452     Federal Home Loan Mortgage Corp., Pool #C80409, 8%,
                    due 06/01/26                                                                  359,011
      835,774     Government National Mortgage Association, Pool #422688, 7%,
                    due 05/15/26                                                                  840,212
      355,791     Government National Mortgage Association, Pool #432017, 8%,
                    due 08/15/26                                                                  369,133
                                                                                            -------------
                  TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS-
                    FIXED RATE PASS-THROUGH SECURITIES  (Cost: $2,843,010)                      2,937,140
                                                                                            -------------

See accompanying Notes to Financial Statements.

TCW Galileo Core Fixed Income Fund

------------------------------------


Principal
 Amount           FIXED INCOME SECURITIES                                                   Value
-----------       ---------------------------------                                         -------------

                  U.S. TREASURY OBLIGATIONS (37.5%)
                  ---------------------------------
$     675,000     United States Treasury Bonds, 5.5%, due 11/15/98                         $     674,312
    1,100,000     United States Treasury Bonds, 6.375%, due 04/30/99                           1,111,550
      100,000     United States Treasury Bonds, 6.375%, due 08/15/27                             102,980
      710,000     United States Treasury Bonds, 7.5%, due 11/15/24                               826,689
    1,050,000     United States Treasury Bonds, 12%, due 08/15/13                              1,536,602
      100,000     United States Treasury Notes, 5.625%, due 10/31/99                             100,007
       45,000     United States Treasury Notes, 5.875%, due 01/31/99                              45,131
    1,000,000     United States Treasury Notes, 7.5%, due 10/31/99                             1,033,860
    1,000,000     United States Treasury Notes, 7.75%, due 11/30/99                            1,039,700
      660,000     United States Treasury Notes, 8%, due 11/15/21                                 802,256
                                                                                            -------------
                  TOTAL U. S. GOVERNMENT OBLIGATIONS  (Cost: $7,129,280)                       7,273,087
                                                                                            -------------

                  U.S. GOVERNMENT AGENCY OBLIGATIONS (15.8%)
                  ------------------------------------------
      555,000     Federal National Mortgage Association, 6.3%, due 09/25/02                       556,576
      400,000     Federal National Mortgage Association, 6.4%, due 10/24/02                       405,500
      415,000     Federal National Mortgage Association, 6.4%, due 09/27/05                       423,458
      600,000     Federal National Mortgage Association, 6.48%, due 06/28/04                      614,130
      480,000     Federal National Mortgage Association, 6.74%, due 05/13/04                      497,026
      520,000     Federal National Mortgage Association, 7.4%,  due 07/01/04                      557,892
                                                                                            -------------
                  TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                    (Cost:  $3,001,500)                                                         3,054,582
                                                                                            -------------

                  TOTAL FIXED INCOME SECURITIES
                    (COST: $17,249,541) (91.4%)                                                17,694,527
                                                                                            -------------

                  SHORT-TERM INVESTMENT (COST: $2,311,587) (11.9%)
                  ------------------------------------------------
    2,311,587     Bank of New York Depository Reserve, 4.6%, due 11/03/97                       2,311,587
                                                                                            -------------

                  TOTAL INVESTMENTS (COST: $19,561,128) (103.3%)                               20,006,114

                  LIABILITIES IN EXCESS OF OTHER ASSETS (-3.3%)                                  (637,874)
                                                                                            -------------

                  NET ASSETS (100%)                                                         $  19,368,240
                                                                                            =============


See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.



TCW Galileo High Yield Bond Fund

                                                                October 31, 1997

SCHEDULE OF INVESTMENTS
-----------------------


  Principal
   Amount         CORPORATE FIXED INCOME SECURITIES                                               Value
-------------     ---------------------------------                                           --------------
                  BASIC MATERIALS (17.6% of net Assets)
                  Chemicals (2.4%)
$    820,000      Borden Chemical and Plastics, L.P., 9.5%, due 05/01/05                      $     865,100
     725,000      Foamex L.P., (144A), 9.875%, due 06/15/07                                         741,313 *
     875,000      ISP Holdings Inc., 9%, due 10/15/03                                               907,813
   2,265,000      NL Industries, Inc., 11.75%, due 10/15/03                                       2,491,500
                                                                                              --------------
                        Total Chemicals                                                           5,005,726
                                                                                              --------------

                  Energy (7.6%)
     400,000      Abraxas Petroleum Corp., 11.5%, due 11/01/04                                      438,000
   1,000,000      Chesapeake Energy Corp., 12%, due 03/01/01                                      1,077,490
   1,250,000      Forman Petroleum Corp., (144A), 13.5%, due 06/01/04                             1,268,750 *
   2,500,000      HarCor Energy, Inc., 14.875%, due 07/15/02                                      2,943,750
   1,950,000      Magnum Hunter Resources, Inc., (144A), 10%, due 06/01/07                        1,998,750 *
     900,000      National Energy Group, Inc., (144A), 10.75%, due 11/01/06                         931,500 *
     850,000      Plains Resources, Inc., 10.25%, due 03/15/06                                      905,250
   3,300,000      Transamerica Energy, Inc., (144A), 11.5%, due 06/15/02                          3,366,000 *
     150,000      Transamerica Energy, Inc., (144A), 13%, due 06/15/02                              123,000 *
     750,000      Trico Marine Services, Inc., Series B, 8.5%, due 08/01/05                         758,438
   2,000,000      Veritas DGC, Inc., 9.75%, due 10/15/03                                          2,150,000
                                                                                              --------------
                        Total Energy                                                             15,960,928
                                                                                              --------------

                  Forest Products & Paper (4.4%)
   1,750,000      Fibermark, Inc., Series B, 9.375%, due 10/15/06                                 1,785,000
   2,150,000      Malette, Inc., 12.25%, due 07/15/04                                             2,434,875
   1,250,000      SD Warren Co., Series B, 12%, due 12/15/04                                      1,406,250
   1,300,000      Stone Container Corp., 10.75%, due 10/01/02                                     1,391,000
   2,000,000      Stone Container Corp., 12.25%, due 04/01/02                                     2,090,000
                                                                                              --------------
                        Total Forest Products & Paper                                             9,107,125
                                                                                              --------------
                  Metals & Mining (3.2%)
   1,500,000      AK Steel Corp.,  9.125%, due 12/15/06                                           1,571,250
     225,000      AK Steel Corp., 10.75%, due 04/01/04                                              240,750
     700,000      Great Lakes Carbon Corp., 10%, due 01/01/06                                       736,750
   1,500,000      Kaiser Aluminum & Chemical Corp., 10.875%, due 10/15/06                         1,653,750
     720,000      Oregon Steel Mills, Inc., 11%, due 06/15/03                                       781,200
     350,000      Ryerson Tull, Inc., 9.125%, due 07/15/06                                          375,375
   1,250,000      WCI Steel Inc., 10%, due 12/01/04                                               1,306,250
                                                                                              --------------
                        Total Metals & Mining                                                     6,665,325
                                                                                              --------------
                  TOTAL BASIC MATERIALS (Cost: $35,931,795)                                      36,739,104
                                                                                              --------------

                  CONSUMER CYCLICALS (21.9%)
                  Auto Parts (1.9%)
   1,250,000      Blue Bird Body Co., Series B, 10.75%, due 11/15/06                              1,314,064
   2,000,000      Hayes Wheels International, Inc., 11%, due 07/15/06                             2,220,000
     500,000      Hayes Wheels International, Inc., (144A), 9.125%, due 07/15/07                    515,000 *
                                                                                              --------------
                        Total Auto Parts                                                          4,049,064
                                                                                              --------------


* Restricted security. (See Note 6)

See accompanying Notes to Financial Statements.

TCW Galileo High Yield Bond Fund

-----------------------------------


  Principal
   Amount         CORPORATE FIXED INCOME SECURITIES                                               Value
-------------     ---------------------------------                                           --------------
                  Entertainment & Leisure (1.5%)
$ 1,000,000       Cinemark, USA Inc., 9.625%, due 08/01/08                                    $   1,030,000
  1,000,000       Hollywood Park, Inc., (144A), 9.5%, due 08/01/07                                1,075,000 *
    600,000       Livent, Inc., (144A), 9.375%, due 10/15/04                                        604,500 *
    350,000       Regal Cinemas, Inc., (144A), 8.5%, due 10/01/07                                   346,500 *
                                                                                              --------------
                        Total Entertainment & Leisure                                             3,056,000
                                                                                              --------------

                  Gaming (2.1%)
    670,000       California Hotel Finance Corp., 11%, due 12/01/02                                 697,639
    825,000       Grand Casinos, Inc., 10.125%, due 12/01/03                                        874,500
  1,100,000       Griffin Gaming & Entertainment, Inc., Variable Rate, due 06/30/00               1,133,000
  1,605,000       Trump Atlantic City Funding, Inc., 11.25%, due 05/01/06                         1,580,925
                                                                                              --------------
                        Total Gaming                                                              4,286,064
                                                                                              --------------

                  Lodging (1.2%)
    500,000       HMC Acquisition Properties, Inc., Series B, 9%, due 12/15/07                      510,000
    488,000       John Q. Hammons Hotels, L.P., 8.875%, due 02/15/04                                494,100
    525,000       La Quinta Inns, Inc., 9.25%, due 05/15/03                                         546,000
  1,000,000       Signature Resorts, Inc., (144A), 9.75%, due 10/01/07                            1,010,000 *
                                                                                              --------------
                        Total Lodging                                                             2,560,100
                                                                                              --------------

                  Media (4.7%)
    675,000       Ackerley Communications, Inc., Series B, 10.75%, due 10/01/03                     718,875
  2,000,000       Adams Outdoor Advertising, L.P., 10.75%, due 03/15/06                           2,180,000
    810,000       Chancellor Media Corp., 9.375%, due 10/01/04                                      834,300
    525,000       Heritage Media Services Corp., 11%, due 06/15/02                                  553,875
    500,000       Jacor Communications, Inc., 9.75%, due 12/15/06                                   527,500
  1,100,000       JCAC, Inc., 10.125%, due 06/15/06                                               1,171,500
    850,000       Outdoor Communications, Inc., 9.25%, due 08/15/07                                 843,625
    450,000       Outdoor Systems, Inc., 8.875%, due 06/15/07                                       463,500
    150,000       Outdoor Systems, Inc., 9.375%, due 10/15/06                                       158,250
  2,225,000       STC Broadcasting, Inc., Series B, 11%, due 03/15/07                             2,358,500
                                                                                              --------------
                        Total Media                                                               9,809,925
                                                                                              --------------

                  Publishing (2.7%)
  1,225,000       American Media Operations, 11.625%, due 11/15/04                                1,335,250
  2,335,000       Garden State Newspapers Co., 12%, due 07/01/04                                  2,632,714
    250,000       Hollinger International Publishing, 8.625%, due 03/15/05                          253,750
    550,000       K-III Communications Corp., 10.25%, due 06/01/04                                  594,688
    800,000       U. S. Banknote Corp., 10.375%, due 06/01/02                                       834,000
                                                                                              --------------
                        Total Publishing                                                          5,650,402
                                                                                              --------------
                  Restaurants (0.8%)
  1,600,000       Foodmaker, 1993A Corp., Series B, 9.75%, due 11/01/03                           1,664,000
                                                                                              --------------


* Restricted security. (See Note 6)

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.




                                                                October 31, 1997


  Principal
   Amount         CORPORATE FIXED INCOME SECURITIES                                               Value
-------------     ---------------------------------                                           --------------
                  Retailers (5.6%)
$  850,000        Cole National Corp., (144A), 8.625%, due 08/15/07                           $     843,625 *
 2,000,000        County Seat Stores, Inc., (144A), 12.75%, due 11/01/04                          2,020,000 *
 1,325,000        Finlay Fine Jewelry Corp., 10.625%, due 05/01/03                                1,391,250
 2,343,000        Guitar Center Management, Inc., 11%, due 07/01/06                               2,577,300
   475,000        Leslie's Poolmart, (144A), 10.375%, due 07/15/04                                  491,625 *
 2,000,000        Michael's Stores, Inc., 10.875%, due 06/15/06                                   2,175,000
   450,000        Specialty Retailers, Inc., 8.5%, due 07/15/05                                     459,000
 1,650,000        Zale Corp., (144A), 8.5%, due 10/01/07                                          1,633,500 *
                                                                                              --------------
                        Total Retailers                                                          11,591,300
                                                                                              --------------

                  Transportation (1.4%)
   500,000        Atlas Air, Inc., (144A), 10.75%, due 08/01/05                                     527,500 *
   810,000        International Shipholding Corp., 9%, due 07/01/03                                 828,225
   680,000        Moran Transportation Company, Inc., 11.75%, due 07/15/04                          754,800
   825,000        Von Hoffman Press, Inc., (144A), 10.375%, due 05/15/07                            874,500 *
                                                                                              --------------
                        Total Transportation                                                      2,985,025
                                                                                              --------------
                  TOTAL CONSUMER CYCLICALS (COST: $44,048,308)                                   45,651,880
                                                                                              --------------
                  CONSUMER NON-CYCLICALS (16.7%)
                  Cable (2.8%)
 1,000,000        Adelphia Communications Corp., (144A), 9.25%, due 10/01/02                        995,000 *
 1,175,000        Cablevision Systems Corp., 9.875%, due 05/15/06                                 1,242,564
   175,000        Century Communications Corp., 9.5%, due 08/15/00                                  181,125
   500,000        Comcast Corp., 9.125%, due 10/15/06                                               531,875
   400,000        Comcast Corp., 9.375%, due 05/15/05                                               429,500
   975,000        Jones Intercable, Inc., 8.875%, due 04/01/07                                    1,014,000
   600,000        Rogers Cablesystems of America, Inc., Series B, 10%, due 03/15/05                 651,000
   750,000        Rogers Communications, Inc., 8.875%, due 07/15/07                                 750,000
                                                                                              --------------
                        Total Cable                                                               5,795,064
                                                                                              --------------

                  Food & Drug Retailers (2.7%)
   900,000        Jitney Jungle Stores, Inc., 12%, due 03/01/06                                   1,010,250
   375,000        Jitney Jungle Stores, Inc., (144A), 10.375%, due 09/15/07                         390,000 *
   250,000        Quality Food Centers, Inc., 8.7%, due 03/15/07                                    252,500
 2,920,000        Ralphs Grocery Co., 10.45%, due 06/15/04                                        3,219,300
   700,000        Stater Brothers Holdings, Inc., (144A), 9%, due 07/01/04                          712,250 *
                                                                                              --------------
                        Total Food & Drug Retailers                                               5,584,300
                                                                                              --------------

                  Health & Hospital Management (5.8%)
 3,875,000        Dade International, Inc., Series B, 11.125%, due 05/01/06                       4,301,250
 2,700,000        Integrated Health Services, Inc., (144A), 9.5%, due 09/15/07                    2,774,250 *
 1,000,000        Physician Sales & Service, Inc., (144A), 8.5%, due 10/01/07                       980,000 *
 2,000,000        Tenet Healthcare Corp., 8.625%, due 01/15/07                                    2,045,000
 2,000,000        Vencor, Inc., (144A), 8.625%, due 07/15/07                                      1,940,000 *
                                                                                              --------------
                        Total Health & Hospital Management                                       12,040,500
                                                                                              --------------


* Restricted Security. (See Note 6).

See accompanying Notes to Financial Statements.

TCW Galileo High Yield Bond Fund


SCHEDULE OF INVESTMENTS (Continued)
-----------------------------------

  Principal
   Amount         CORPORATE FIXED INCOME SECURITIES                                               Value
-------------     ---------------------------------                                           --------------
                  Other Consumer Non-Cyclicals (5.4%)
$    255,000      American Safety Razor Co., Series B, 9.875%, due 08/01/05                   $     267,750
   1,395,000      Cott Corp., 9.375%, due 07/01/05                                                1,464,750
     600,000      Delta Beverage Group, 9.75%, due 12/15/03                                         624,000
   4,700,000      International Home Foods, Inc., 10.375%, due 11/01/06                           4,982,000
     175,000      NBTY, Inc., (144A), 8.625%, due 09/15/07                                          170,625 *
   3,000,000      North Atlantic Trading, Inc., (144A), 11%, due 06/15/04                         3,060,000 *
     615,000      PMI Acquisition Corp., 10.25%, due 09/01/03                                       650,364
     250,000      Revlon Consumer Products Corp., 9.5%, due 06/01/99                                256,875
                                                                                              --------------
                        Total Other Consumer Non-Cyclicals                                       11,476,364
                                                                                              --------------
                  TOTAL CONSUMER NON-CYCLICALS (Cost: $33,869,268)                               34,896,228
                                                                                              --------------
                  INDUSTRIALS (35.2%)
                  Building Materials & Construction (2.7%)
     500,000      Atrium Companies, Inc., 10.5%, due 11/15/06                                       515,000
   1,750,000      Johns Manville Corp., 10.875%, due 12/15/04                                     1,946,875
   1,250,000      K Hovnanian Entertainment, 11.25%, due 04/15/02                                 1,312,500
     820,000      Standard Pacific Corp., 10.5%, due 03/01/00                                       865,100
     485,000      Trizec Finance Corp., 10.875%, due 10/15/05                                       552,294
     425,000      U.S. Home Corp., 9.75%, due 06/15/03                                              447,313
                                                                                              --------------
                        Total Building Materials & Construction                                   5,639,082
                                                                                              --------------

                   Business Services & Distribution (6.7%)
     500,000       Allied Waste of North America,  10.25%, due 12/01/06                             542,505
   2,750,000       American Pad & Paper Co., 13%, due 11/15/05                                    3,210,625
     225,000       Big Flower Press, Inc., 8.875%, due 07/01/07                                     225,000
   1,500,000       Coinmach Laundry Corp., (144A), 11.75%, due 11/15/05                           1,665,000 *
   1,503,000       Data Documents, Inc., 13.5%, due 7/15/02                                       1,698,390
     671,000       Envirosource, Inc., 9.75%, due 06/15/03                                          681,065
     550,000       Federal Data Corp., (144A), 10.125%, due 08/01/05                                554,125 *
   3,125,000       Iron Mountain, Inc., 10.125%, due 10/01/06                                     3,382,813
     310,000       Earle M. Jorgensen Co., 10.75%, due 03/01/00                                     319,300
   1,265,000       Mid-American Waste Systems, Inc., 12.25%, due 02/15/03                           506,000 **
     648,000       Pierce Leahy Corp., 11.125%, due 07/15/06                                        732,240
     450,000       Williams Scotsman, Inc., (144A), 9.875%, due 06/01/07                            463,500 *
                                                                                              --------------
                        Total Business Services & Distribution                                   13,980,563
                                                                                              --------------

                   Communication Services (10.3%)
     775,000       Brooks Fiber Properties, Inc., 10%, due 06/01/07                                 875,750
   1,200,000       Comcast Cellular Holdings, Inc., (144A), 9.5%, due 05/01/07                    1,242,000 *
     950,000       Globalstar LP/Capital, 11.25%, due 06/15/04                                      935,750
     275,000       Globalstar LP/Capital, (144A), 10.75%, due 11/01/04                              261,938 *
     900,000       Intermedia Communications, Inc., (144A), 8.875%, due 11/01/07                    879,750 *
   3,000,000       Mobile Telecommunications Technologies Corp., 13.5%, due 12/15/02              3,352,500
   1,400,000       Nextlink Communications, 9.625%, due 10/01/07                                  1,400,000
     350,000       Paging Network, Inc., 10.125%, due 08/01/07                                      357,875
   4,000,000       Qwest Communications International, Inc., 0%, due 10/15/07                     2,560,000
   1,100,000       RCN Corp., (144A), 10%, due 10/15/07                                           1,083,500 *


*  Restricted security. (See Note 6).

** Non-income producing.

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.


                                                                October 31, 1997



  Principal
   Amount         CORPORATE FIXED INCOME SECURITIES                                               Value
-------------     ---------------------------------                                           --------------
                  Communication Services (Continued)
$    580,000      Rogers Cantel, Inc., 9.375%, due 06/01/08                                   $     614,800
     750,000      Rogers Cantel, Inc., (144A), 8.8%, due 10/01/07                                   742,500 *
   1,250,000      Sprint Spectrum, L.P., 11%, due 08/15/06                                        1,381,250
   2,510,000      Teleport Communications Group, Inc., 9.875%, due 07/01/06                       2,761,000
   3,125,000      Telex Communications, Inc., 10.5%, due 05/01/07                                 3,093,750
                                                                                              --------------
                        Total Communication Services                                             21,542,363
                                                                                              --------------

                  Containers & Packaging (5.2%)
     550,000      Bway Corp., (144A), 10.25%, due 04/15/07                                          591,250 *
   2,050,000      Consumers International, (144A), 10.25%, due 04/01/05                           2,193,500 *
     500,000      Container Corp. of America, Series A, 11.25%, due 05/01/04                        549,375
     350,000      Container Corp. of America, Series B, 10.75%, due 05/01/02                        385,000
     400,000      Huntsman Packaging Corp., (144A), 9.125%, due 10/01/07                            408,000 *
     500,000      Owens-Illinois, Inc., 8.1%, due 05/15/07                                          529,285
     900,000      Paperboard Industries International, Inc., (144A), 8.375%, due 09/15/07           909,000 *
   1,000,000      Plastic Containers, Inc., Series B, 10%, due 12/15/06                           1,052,500
   2,360,000      Sweetheart Cup Corp., 9.625%, due 09/01/00                                      2,348,200
   1,725,000      U.S. Can Corp., Series B, 10.125%, due 10/15/06                                 1,798,313
                                                                                              --------------
                        Total Containers & Packaging                                             10,764,423
                                                                                              --------------

                  Miscellaneous Manufacturing (10.3%)
   1,000,000      AGCO Corp., 8.5%, due 03/15/06                                                  1,052,200
   1,800,000      BE Aerospace, Inc., 9.75%, due 03/01/03                                         1,881,000
   2,570,000      Communications and Power Industries, Inc., Series B, 12%, due 08/01/05          2,852,700
     500,000      Doskocil Companies, Inc., (144A), 10.125%, due 09/15/07                           517,500 *
   1,200,000      GSI Group, Inc., (144A), 10.25%, due 11/01/07                                   1,215,000 *
     500,000      International Wire Group, (144A), 11.75%, due 06/01/05                            535,000 *
   1,500,000      Jordan Industries, Inc., (144A), 0%, due 04/01/09                                 847,500 *
   2,000,000      Jordan Telecommunications Products, Inc., (144A), 9.875%, due 08/01/07          2,030,000 *
     600,000      Mettler-Toledo, Inc., 9.75%, due 10/01/06                                         673,500
     850,000      Neenah Corp., Series B, 11.125%, due 05/01/07                                     922,250
   1,500,000      Rohr Industries, Inc., 11.625%, due 05/15/03                                    1,680,000
   4,905,000      Talley Manufacturing and Technology, Inc., 10.75%, due 10/15/03                 5,309,663
     775,000      United Defense Industries, Inc., (144A), 8.75%, due 11/15/07                      775,000 *
     650,000      Viasystems, Inc., (144A), 9.75%, due 06/01/07                                     664,625 *
     575,000      Wavetek Corp., (144A), 10.125%, due 06/15/07                                      598,000 *
                                                                                              --------------
                        Total Miscellaneous Manufacturing                                        21,553,938
                                                                                              --------------

                  TOTAL INDUSTRIALS (Cost: $72,590,838)                                          73,480,369
                                                                                              --------------
                  CREDIT SENSITIVE (5.1%)
                  Financial Services (2.9%)
   1,310,000      American Annuity Group, Inc., 11.125%, due 02/01/03                             1,364,784
   1,525,000      First Nationwide Holdings, 10.625%, due 10/01/03                                1,669,875
   2,205,000      First Nationwide Holdings, 12.25%, due 05/15/01                                 2,447,550
     630,000      Reliance Group Holdings, Inc., 9%, due 11/15/00                                   655,200
                                                                                              --------------
                        Total Financial Services                                                  6,137,409
                                                                                              --------------


*  Restricted security. (See Note 6).

See accompanying Notes to Financial Statements.

TCW Galileo High Yield Bond Fund

-----------------------------------


  Principal
   Amount         CORPORATE FIXED INCOME SECURITIES                                               Value
-------------     ---------------------------------                                           --------------
                  CREDIT SENSITIVE (CONTINUED)
                  Utilities (2.2%)
$  1,850,000      California Energy Company, Inc., 0%, due 01/15/04                           $   2,009,563
     452,085      Midland Cogeneration Ventures, L.P., Series C-91, 10.33%, due 07/23/02            483,731
   1,696,523      Panda Funding Corp., 11.625%, due 08/20/12                                      1,764,384
     290,000      Texas-New Mexico Power, Inc., 10.75%, due 09/15/03                                317,077
                                                                                              --------------
                        Total Utilities                                                           4,574,755
                                                                                              --------------
                  TOTAL CREDIT SENSITIVE (Cost: $10,540,223)                                     10,712,164
                                                                                              --------------
                  TOTAL CORPORATE FIXED INCOME SECURITIES
                     (Cost: $196,980,432) (96.5%)                                               201,479,745
                                                                                              --------------

   Number of
 Shares, Rights
  or Warrants     EQUITY SECURITIES
---------------   -----------------
       6,969      Fitzgerald Gaming Corp., Warrants, expire 12/19/98                                 13,938 **
         200      PureTec Corp., Common Stock                                                           525 **
       2,920      Terex Corp., Stock Appreciation Rights, expire 05/15/02                            58,400 **
                                                                                              --------------

                  TOTAL EQUITY SECURITIES (COST: $31,766) (0.0%)                                     72,863
                                                                                              --------------


   Principal
    Amount        SHORT-TERM INVESTMENT (Cost: $8,340,581) (4.0%)
---------------   -----------------------------------------------
$  8,340,581      Bank of New York Depository Reserve, 4.6%, due 11/03/97                         8,340,581
                                                                                              --------------

                  TOTAL INVESTMENTS (Cost $205,352,779) (100.5%)                                209,893,189

                  LIABILITIES IN EXCESS OF OTHER ASSETS (-0.5%)                                  (1,132,379)
                                                                                              --------------

                  NET ASSETS (100%)                                                           $ 208,760,810
                                                                                              ==============



**  Non-income producing.

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.

TCW Galileo Mortgage Backed Securities Fund

                                                                October 31, 1997

SCHEDULE OF INVESTMENTS
-----------------------


  Principal
   Amount     FIXED INCOME SECURITIES                                            Value
------------  -----------------------                                          ----------
              COLLATERALIZED MORTGAGE OBLIGATIONS -
              FIXED RATE (13.3% of Net Assets)
$      2,283  CMO Mortgage Investors Trust (6-J), 1752.4%,
               due 02/22/21, (I/O)                                            $      33,789
     456,860  Federal Home Loan Mortgage Corp. (1087-G), 8.5%,
               due 08/15/20, (PAC)                                                  462,771
     639,816  Federal National Mortgage Association (92-152-K), 7%,
               due 04/25/99                                                         638,254
   3,754,908  Ryland Acceptance Corporation Four (63-D), 8.75%,
               due 04/01/19                                                       3,818,742
   2,366,267  Salomon Brothers Mortgage Securities VII (96-2-A1), 7.5%,
               due 05/25/26                                                       2,398,689
   1,487,244  Sears Mortgage Securities (88-A-A2), 0.722%,
               due 05/25/18, (I/O)                                                   15,170
                                                                              -------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS -
              FIXED RATE (Cost:  $7,919,959)                                  $  7,367,415
                                                                              -------------

              COLLATERALIZED MORTGAGE OBLIGATIONS -
                VARIABLE RATE (12.1%)
         797  Federal National Mortgage Association (91-130-SQ), 6,725.76%,
               due 09/25/21, (I/O) (I/F)                                            118,845
      95,387  Guardian Savings and Loan Association (88-1-A), 6.5566%,
               due 07/25/18                                                          81,079
     221,072  Guardian Savings and Loan Association (88-3-A), 6.8495%,
               due 11/25/18                                                         187,912
     209,260  Guardian Savings and Loan Association (89-3-A), 7.6524%,
               due 05/25/19                                                         177,871
     991,228  Guardian Savings and Loan Association (89-4-A), 7.9415%,
               due 07/25/19                                                         941,666
   1,262,027  Guardian Savings and Loan Association (89-5-A), 8.1328%,
               due 07/25/19                                                       1,198,925
     338,501  Residential Funding Mortgage Securities I (89-4B-B), 6.75%,
               due 07/25/19                                                         327,817
       2,370  Resolution Trust Corp. (91-6-D2), 3,121.1%, due 08/25/20, (I/O)        88,692
       4,508  Resolution Trust Corp. (91-6-C2), 3,351.72%, due 09/25/28, (I/O)      182,421
   3,172,503  Resolution Trust Corp. (92-M4-A3), 7.94%, due 09/25/21              3,210,177
     165,831  Western Federal Savings and Loan Association (88-9-A),
               6.6493%, due 12/25/18                                                165,595
                                                                              -------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS -
               VARIABLE RATE (Cost:  $7,534,903)                                  6,681,000
                                                                              -------------
              NON-GOVERNMENTAL AGENCY VARIABLE RATE
               PASS-THROUGH SECURITIES (Cost: $1,006,541) (1.8%)
   1,016,137  Greenwich Capital Acceptance, Inc. (91-03), (Private Placement),
               8.5638%, due 08/25/19                                                983,113 *
                                                                              -------------

I/F - Inverse floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.

I/O - Interest Only security.

PAC - Planned Amortization Class.

* Restricted security. (See Note 6)

See accompanying Notes to Financial Statements.

TCW Galileo Mortgage Backed Securities Fund

-----------------------------------


  Principal
   Amount     FIXED INCOME SECURITIES                                            Value
------------  -----------------------                                          ----------
              U.S. GOVERNMENT AGENCY OBLIGATIONS -
               FIXED RATE PASS-THROUGH SECURITIES  (1.3%)
    $ 85,511  Federal Home Loan Mortgage Corp., Pool #212346, 9.5%,
               due 08/01/01                                                   $      88,744
     622,154  Federal National Mortgage Association, Pool #163492, 8.5%,
               due 05/01/16                                                         650,736
                                                                              -------------
              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS -
               FIXED RATE PASS-THROUGH SECURITIES (Cost:  $733,474)                 739,480
                                                                              -------------
              U.S. GOVERNMENT AGENCY OBLIGATIONS -
               VARIABLE RATE PASS-THROUGH SECURITIES  (65.1%)
   1,897,844  Federal Home Loan Mortgage Corp., Pool #785630, 6.715%,
               due 07/01/26                                                       1,921,472
      91,714  Federal Home Loan Mortgage Corp., Pool #770584, 7.125%,
               due 05/01/19                                                          93,139
     894,621  Federal Home Loan Mortgage Corp., Pool #410013, 7.916%,
               due 12/01/24                                                         920,341
     211,984  Federal Home Loan Mortgage Corp., Pool #865270, 8.322%,
               due 12/01/18                                                         220,890
     320,195  Federal Home Loan Mortgage Corp., Pool #865275, 8.352%,
               due 02/01/19                                                         334,825
     116,002  Federal Home Loan Mortgage Corp., Pool #865009, 8.436%,
               due 11/01/18                                                         120,492
     162,939  Federal Home Loan Mortgage Corp., Pool #865006, 8.525%,
               due 08/01/18                                                         171,158
     693,243  Federal Home Loan Mortgage Corp., Pool #310005, 8.915%,
               due 11/01/19                                                         716,423
   1,490,088  Federal National Mortgage Association, Pool #394575, 5.645%,
               due 07/01/27                                                       1,512,991
   2,346,567  Federal National Mortgage Association, Pool #394996, 5.656%,
               due 08/01/27                                                       2,373,530
   2,736,057  Federal National Mortgage Association, Pool #400040, 5.667%,
               due 09/01/27                                                       2,765,771
   2,284,706  Federal National Mortgage Association, Pool #397897, 5.775%,
               due 08/01/27                                                       2,314,019
   1,955,732  Federal National Mortgage Association, Pool #376663, 5.836%,
               due 06/01/27                                                       1,968,288
   2,796,223  Federal National Mortgage Association, Pool #369080, 5.851%,
               due 04/01/27                                                       2,850,218
   1,969,622  Federal National Mortgage Association, Pool #284916, 5.861%,
               due 06/01/27                                                       1,987,822
   1,843,876  Federal National Mortgage Association, Pool #393943, 5.869%,
               due 07/01/27                                                       1,872,770
   2,495,392  Federal National Mortgage Association, Pool #400472, 5.905%,
               due 09/01/27                                                       2,523,341
   2,028,105  Federal National Mortgage Association, Pool #402972, 5.92%,
               due 10/01/27                                                       2,047,798

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.


                                                                October 31, 1997


  Principal
   Amount     FIXED INCOME SECURITIES                                            Value
------------  -----------------------                                          ----------
              U.S. GOVERNMENT AGENCY OBLIGATIONS -
               VARIABLE RATE PASS-THROUGH SECURITIES (Continued)
  $2,118,746  Federal National Mortgage Association, Pool #313323, 5.924%,
               due 12/01/26                                                   $   2,140,908
   1,693,573  Federal National Mortgage Association, Pool #392275,
               6.031%, due 06/01/27                                               1,727,970
   2,516,298  Federal National Mortgage Association, Pool #313343,
               6.241%, due 02/01/27                                               2,570,046
   1,342,310  Federal National Mortgage Association, Pool #358869,
               7.712%, due 09/01/26                                               1,382,553
     384,951  Federal National Mortgage Association, Pool #111365,
               7.742%, due 09/01/19                                                 401,370
     904,896  Federal National Mortgage Association, Pool #303334,
               7.882%, due 04/01/25                                                 937,237
     123,534  Federal National Mortgage Association, Pool #096193,
               8.244%, due 09/01/18                                                 129,151
                                                                              -------------
              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS -
               VARIABLE RATE PASS-THROUGH SECURITIES
               (Cost:  $35,914,976)                                              36,004,523
                                                                              -------------

              TOTAL FIXED INCOME SECURITIES (Cost:  $53,109,853)  (93.6%)        51,775,531
                                                                              -------------

              SHORT-TERM INVESTMENTS (Cost: $2,861,668) (5.2%)
              ------------------------------------------------
   2,861,197  Repurchase Agreement, Goldman Sachs, dated 10/31/97,
               5.67%, due 11/03/97 (Collateralized by $2,934,916 current face
               Federal National Mortgage Association, Pool #296042, 6.14%,
               due 12/01/33, valued at $2,939,502)                                2,861,197
         471  Bank of New York Depository Reserve, 4.6%, due 11/03/97                   471
                                                                              -------------
                                                                                  2,861,668
                                                                              -------------

              TOTAL INVESTMENTS (Cost: $55,971,521) (98.8%)                      54,637,199

              EXCESS OF OTHER ASSETS OVER LIABILITIES (1.2%)                        669,913
                                                                              -------------

              NET ASSETS (100%)                                               $  55,307,112
                                                                              =============

See accompanying Notes to Financial Statements.

TCW Galileo Long-Term Mortgage Backed Securities Fund


SCHEDULE OF INVESTMENTS
-----------------------
  Principal
   Amount           FIXED INCOME SECURITIES                                                             Value
-------------       -----------------------                                                         -------------
                    COLLATERALIZED MORTGAGE OBLIGATIONS -
                    FIXED RATE (47.8% OF Net Assets)
$   2,000,000       CMC Securities Corporation III (94-A-A12), 6.75%, due 02/25/24, (PAC)           $   1,987,480
    1,433,415       Citicorp Mortgage Securities, Inc. (95-2-A1), 7.5%, due 04/25/25                    1,448,093
       21,785       Federal Home Loan Mortgage Corp. (1484-K), 6%, due 01/15/98                            21,749
    1,640,209       Federal Home Loan Mortgage Corp. (1796-A-E), 6%, due 09/15/08                       1,611,523
    1,782,000       Federal Home Loan Mortgage Corp. (1662-N), 6.25%, due 01/15/09                      1,726,063
      997,034       Federal Home Loan Mortgage Corp. (1805-A-A), 6.5%, due 12/15/08                       998,737
    1,000,000       Federal Home Loan Mortgage Corp. (1844 E), 6.5%, due 10/15/13                         982,586
      827,033       Federal Home Loan Mortgage Corp. (1541-J), 6.5% , due 07/15/23                        828,240
    3,144,107       Federal Home Loan Mortgage Corp. (1717-MA), 6.5%, due 04/15/24                      3,073,270
      310,642       Federal Home Loan Mortgage Corp. (1175 C), 8%, due 01/15/21, (TAC)                    318,082
    2,003,310       Federal Home Loan Mortgage Corp. -Government National
                       Mortgage Association (43-OA), 6.5%, due 07/17/23                                 1,963,985
    2,000,000       Federal National Mortgage Association (93-X-130A-NA), 6.5%, due 05/25/23            1,945,180
    1,894,734       Federal National Mortgage Association (93-223-EA), 6.5%, due 12/25/23, (PAC)        1,848,843
      487,907       Federal National Mortgage Association (93-2-B), 7.2%, due 11/25/03                    500,432
    1,000,000       Federal National Mortgage Association (92-215-PL), 7.25%, due 11/25/21, (PAC)       1,037,820
    4,000,000       Federal National Mortgage Association (G92-29-J), 8%, due 07/25/22                  4,264,360
    4,145,426       Government National Mortgage Association (94-2-Z), 7.99125%, due 07/16/24           4,364,014
    1,500,000       Residential Funding Mortgage Securities I (95-S7-A9), 8%, due 05/25/10, (I/O)         302,932
    4,551,404       Ryland Acceptance Corporation Four (63-D), 8.75%, due 04/01/19                      4,628,778
    1,577,511       Salomon Brothers Mortgage Securities VII (96-2-A1), 7.5%, due 05/26/26              1,599,126
    2,139,106       Securitized Asset Sales, Inc. (95-B-A2), 7.41%, due 09/25/24                        2,150,307
    1,319,127       Securitized Asset Sales, Inc. (95-4-A7), 7.5%, due 11/25/25                         1,318,877
                                                                                                    -------------
                    TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS -
                      FIXED RATE (Cost: $37,847,396)                                                   38,920,477
                                                                                                    -------------
                    COLLATERALIZED MORTGAGE OBLIGATIONS -
                      VARIABLE RATE (12.8%)
    1,500,000       CMC Securities Corporation III (94-A-A22), 7.231%, due 02/25/24, (I/F)              1,158,750
    2,000,000       Federal Home Loan Mortgage Corp. (1422-SA), 8.2159%, due 11/15/07, (I/F)            1,914,360
    2,000,000       Federal Home Loan Mortgage Corp. (1620-SB), 10%, due 11/15/23, (I/F)                1,720,420
    2,288,691       Federal National Mortgage Association (93-189-S), 7.35799%, due 10/25/23, (I/F)     2,084,883
    3,000,000       Federal National Mortgage Association (94-40 SA), 7.67812%, due 3/25/24, (I/F)      2,539,770
    1,000,000       Federal National Mortgage Association (93-202-SZ), 10%, due 11/25/23, (I/F) (PAC)     958,080
       73,817       Northwestern Acceptence Corp. I (A-1), 6.25%, due 02/20/18                             73,530
                                                                                                    -------------

                    TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS -
                      VARIABLE RATE (Cost: $8,640,990)                                                 10,449,793
                                                                                                    -------------

                    U.S. GOVERNMENT AGENCY OBLIGATIONS -
                      FIXED RATE PASS-THROUGH SECURITIES (23.0%)
    1,442,295       FHA (#000-13002), 7.125%, due 03/01/04                                              1,426,070
    2,863,784       FHA (#012-11216), 7.185%, due 05/01/29                                              2,842,306
    1,907,088       FHA (#044-10592), 7.625%, due 09/01/22                                              1,926,159
    1,353,539       FHA (#081-11017), 7.75%, due 04/01/24                                               1,373,842
    2,556,687       FHA (#112-43055), 9.25%, due 05/25/32                                               2,713,284

PAC - Planned Amortization Class.
I/O - Interest Only security.
TAC - Target Amortization Class.
I/F - Inverse floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS,INC

                                                                October 31, 1997




  Principal
   Amount           FIXED INCOME SECURITIES                                                             Value
-------------       -----------------------                                                         -------------
                    U.S. GOVERNMENT AGENCY OBLIGATIONS -
                      FIXED RATE PASS-THROUGH SECURITIES (Continued)
$       9,593       Federal Home Loan Mortgage Corp., Pool #250685, 6.5%, due 10/01/99              $       9,640
    1,282,509       Federal National Mortgage Association, Pool #310001, 6%, due 09/01/00               1,276,096
    1,807,544       Federal National Mortgage Association, Pool #347216, 6%, due 09/01/00               1,857,270
       10,758       Federal National Mortgage Association, Pool #62420, 7.5%, due 03/01/06                 11,171
    2,244,175       Federal National Mortgage Association, Pool #303786, 7.5%, due 02/01/11             2,304,498
       15,752       Federal National Mortgage Association, Pool #29542, 8.75%, due 07/01/09                16,708
    1,415,794       Government National Mortgage Association, Pool #365618, 7%, due 10/15/33            1,395,435
    1,555,382       Government National Mortgage Association, Pool #351003, 7.5%, due 07/15/28          1,558,788
        5,425       Government National Mortgage Association, Pool #176192, 8.25%, due 12/15/01             5,590
       50,963       Government National Mortgage Association, Pool #3933, 8.25%, due 07/15/04              52,811
        9,425       Government National Mortgage Association, Pool #217350, 9.25%, due 08/15/00             9,719
                                                                                                   --------------

                    TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS -
                     FIXED RATE PASS-THROUGH SECURITIES (Cost: $18,708,954)                            18,779,387
                                                                                                   --------------
                    U.S. GOVERNMENT AGENCY OBLIGATIONS -
                     VARIABLE RATE PASS-THROUGH SECURITIES (11.3%)
    1,359,643       Federal Home Loan Mortgage Corp., Pool #846317, 7.628%, due 08/01/26                1,397,047
    2,148,334       Federal Home Loan Mortgage Corp., Pool #846510, 7.889%, due 04/01/25                2,247,888
      726,454       Federal Home Loan Mortgage Corp., Pool #755183, 7.999%, due 12/01/15                  754,488
    2,617,439       Federal National Mortgage Association, Pool #348025, 7.63%, due 06/01/26            2,693,188
      440,401       Federal National Mortgage Association, Pool #137064, 7.657%, due 03/01/19             444,805
    1,575,177       Federal National Mortgage Association, Pool #124410, 7.818%, due 07/01/22           1,631,332
                                                                                                   --------------

                    TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS -
                     VARIABLE RATE PASS-THROUGH SECURITIES (Cost: $8,994,074)                           9,168,748
                                                                                                   --------------

                   U.S. TREASURY SECURITIES (0.4%)
      197,000      Certificate Accrual Treasury Strip, 0%, due 08/15/01                                   158,459
      177,000      Certificate Accrual Treasury Strip, 0%, due 05/15/06                                   106,112
      112,000      Certificate Accrual Treasury Strip, 0%, due 08/15/08                                    58,053
                                                                                                   --------------
                   TOTAL U.S. TREASURY SECURITIES (Cost: $307,268)                                        322,624
                                                                                                   --------------
                   TOTAL FIXED INCOME SECURITIES (Cost:  $74,498,682)  (95.3%)                         77,641,029
                                                                                                   --------------

                   SHORT-TERM INVESTMENT (Cost: $3,985,557) (4.9%)
                   -----------------------------------------------
    3,985,557      Repurchase Agreement, Goldman Sachs, dated 10/31/97,
                    5.67%, due 11/03/97 (Collateralized by $4,088,264 current face,
                    Federal National Mortgage Association, Pool #296042, 6.14%,
                    due 12/01/33, valued at $4,094,652)                                                 3,985,557
                                                                                                   --------------

                    TOTAL INVESTMENTS (COST: $78,484,239) (100.2%)                                     81,626,586

                    LIABILITIES IN EXCESS OF OTHER ASSETS (-0.2% )                                       (184,749)
                                                                                                   --------------

                    NET ASSETS (100%)                                                              $   81,441,837
                                                                                                   ==============

See accompanying Notes to Financial Statements.

TCW Galileo Convertible Securities Fund

SCHEDULE OF INVESTMENTS
-----------------------
  Number
 of Shares
or Principal
   Amount            FIXED INCOME AND EQUITY SECURITIES                                  Value
------------         ----------------------------------                              -------------
                     BASIC INDUSTRIES (7.3% OF NET ASSETS)
                     OIL & GAS - DOMESTIC  (4.2%)
$    500,000         Baker Hughes, Inc., 0%, due 05/05/08                            $     439,615
       7,200         EVI, Inc., (144A), $2.50 Convertible Preferred                        362,700 *
     330,000         Loews Corp., Exchangeable Diamond Offshore, 3.125%,
                       due 09/15/07                                                        372,900
       6,300         Unocal Corp., $3.125 Convertible Preferred                            376,425
                                                                                     -------------
                       Total Oil & Gas - Domestic                                        1,551,640
                                                                                     -------------

                     OIL AND GAS - INTERNATIONAL (0.8%)
       3,200         Occidental Petroleum Corp., (Canada) Exchangeable Canadian
                       Occidental Petroleum, $3.00 Convertible Preferred                   302,400
                                                                                     -------------

                     PAPER, FOREST PRODUCTS & CONTAINERS (0.8%)
$    305,000         Metsa Serla, OYJ, (Finland), (144A), 4.375%, due 10/15/02             303,475 *
                                                                                     -------------

                     TRANSPORTATION (1.5%)
$    240,000         Halter Marine Group, Inc., (144A), 4.5%, due 09/15/04                 303,000 *
       3,500         Hvide Marine, Inc., (144A), $3.25 Convertible Preferred               233,590 *
                                                                                     -------------
                       Total Transportation                                                536,590
                                                                                     -------------
                     TOTAL BASIC INDUSTRIES (Cost:$2,366,230)                            2,694,105
                                                                                     -------------

                     CAPITAL GOODS (26.2%)
                     AEROSPACE & CONGLOMERATES (2.5%)

$    305,000         Hexcel Corp., 7%, due 08/01/03                                        547,475
$    330,000         Morgan Stanley Group Inc., Exchangeable Boeing Co., 0%,
                       due 09/30/00                                                        360,941
                                                                                     -------------
                       Total Aerospace & Conglomerates                                     908,416
                                                                                     -------------

                     ELECTRONICS (5.8%)
$     95,000         Adaptec, Inc., 4.75%, due 02/01/04                                    107,469
$    285,000         Adaptec, Inc., (144A), 4.75%, due 02/01/04                            322,406 *
$    355,000         Premiere Technologies, (144A), 5.75%, due 07/01/04                    425,113 *
$    385,000         Tel-Save Holdings, Inc., (144A), 4.5%, due 09/15/02                   422,056 *
$    885,000         XILINX, Inc., (144A), 5.25%, due 11/01/02                             882,788 *
                                                                                     -------------
                       Total Electronics                                                 2,159,832
                                                                                     -------------

* Restricted security. (See Note 6)

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.

                                                              October 31, 1997

  Number
 of Shares
or Principal
  Amount             FIXED INCOME AND EQUITY  SECURITIES                                 Value
----------           -----------------------------------                             -------------
                     INFORMATION PROCESSING (5.5%)
       7,700         Morgan Stanley Group, Inc., Exchangeable Cisco Systems, Inc.,
                       $4.00 Convertible Preferred                                   $     605,120
$    635,000         Safeguard Scientifics Inc., (144A), 6%, due  02/01/06                 695,325 *
$    385,000         Vantive Corp., (144A), 4.75%, due 09/01/02                            361,769 *
$    365,000         Wind River Systems, Inc.,  (144A), 5%, due 08/01/02                   379,600 *
                                                                                     -------------
                       Total Information Processing                                      2,041,814
                                                                                     -------------

                     OFFICE EQUIPMENT & SUPPLIES (1.0%)
$    350,000         Xerox Corp., 2.875%, due 07/01/02                                     354,813
                                                                                     -------------

                     POLLUTION CONTROL (8.2%)
$    900,000         Thermo Electron Corp., Euro, 4.25%, due 01/01/03                    1,011,600
$    800,000         USA Waste Systems, Inc., 4%, due 02/01/02                             846,000
$  1,000,000         United States Filter Corp., 4.5%, due 12/15/01                      1,183,750
                                                                                     -------------
                       Total Pollution Control                                           3,041,350
                                                                                     -------------

                     TELECOMMUNICATION EQUIPMENT (3.2%)
$  1,470,000         Motorola, Inc., 0%, due 09/27/13                                    1,168,650
                                                                                     -------------
                     TOTAL CAPITAL GOODS (Cost:$9,118,751)                               9,674,875
                                                                                     -------------

                     CONSUMER CYCLICALS (COST : $405,000) (1.2%)
                     AUTOMOTIVE  (1.2%)
$    405,000         Tower Automotive, Inc., (144A), 5%, due 08/01/04                      425,250 *
                                                                                     -------------

                     CONSUMER STAPLES (55.5%)
                     DRUGS & HOSPITAL SUPPLY (3.3%)
$    580,000         Sandoz Capital BVI, Ltd., (Switzerland), Euro, 2%, due 10/06/02       867,825
$    195,000         Sepracor, Inc., Euro, 7%, due 12/01/02                                366,194
                                                                                     -------------
                       Total Drugs & Hospital Supply                                     1,234,019
                                                                                     -------------

                     ENTERTAINMENT, LEISURE & MEDIA (10.7%)
       9,500         Chancellor Media Corp., (144A), $3.00 Convertible Preferred           586,321 *
$    345,000         Family Golf Centers, Inc., (144A), 5.75%, due 10/15/04                339,394 *
      20,300         Houston Industries, Inc., Exchangeable Time Warner, Inc.,
                       $3.215  Convertible Preferred                                     1,111,425
      16,100         Merrill Lynch & Company, Inc., Exchangeable Cox
                       Communications, Inc., $1.3725 Convertible Preferred                 436,713
       4,600         TCI Pacific Communications, Inc., $5.00 Convertible Preferred         641,125
$    400,000         Tele-Communications International, Inc., 4.5%, due 02/15/06           337,000
       8,500         U.S. West, Inc., Exchangeable U.S. West Media Group,
                       $2.25 Convertible Preferred                                         487,688
                                                                                     -------------
                       Total Entertainment, Leisure & Media                              3,939,666
                                                                                     -------------

* Restricted security. (See Note 6)
See accompanying Notes to Financial Statements.

TCW Galileo Convertible Securities Fund

-----------------------------------

  Number
 of Shares
or Principal
  Amount             FIXED INCOME AND EQUITY  SECURITIES                                 Value
----------           -----------------------------------                             -------------
                     RETAIL - FOOD & DRUG (1.8%)
$    605,000         Rite Aid Corp., (144A), 5.25%, due 09/15/02                     $     651,888 *
                                                                                     -------------

                     FOODS, HOTELS & RESTAURANTS (9.8%)
       7,000         Apple South, Inc., (144A), $3.50 Convertible Preferred                504,000 *
$    405,000         Einstein/Noah Bagel Corp., (144A), 7.25%, due 06/01/04                329,569 *
$    755,000         Fine Host Corp., (144A), 5%, due 11/01/04                             690,825 *
$  1,030,000         Hospitality Franchise Service, Inc., 4.75%, due 03/01/03            1,275,912
       1,000         Host Marriott Financial Trust, $3.375 Convertible Preferred            65,250
       5,000         Host Marriott Financial Trust, (144A), $3.375 Convertible
                      Preferred                                                            321,816 *
$    400,000         Signature Resorts, 5.75%, due 01/15/07                                429,000
                                                                                     -------------
                       Total Foods, Hotels & Restaurants                                 3,616,372
                                                                                     -------------

                     HEALTHCARE (9.3%)
$    540,000         Assisted Living Concepts, Inc., 6%, due 11/01/02                      594,000
$    360,000         Atria Communities, Inc., (144A), 5%, due 10/15/02                     364,500 *
$     45,000         Concentra Managed Care, Inc., 6%, due 12/15/01                         55,871
$    300,000         Concentra Managed Care, Inc., (144A), 6%, due 12/15/01                370,635 *
       8,000         Laboratory Corp. of America, $4.25 Convertible Preferred              436,000
$    310,000         Morgan Stanley Group, Inc., Exchangeable Johnson & Johnson,
                       2%, due 03/29/02                                                    332,522
$     50,000         Physician Resource, (144A), 6%, due 12/01/01                           43,225 *
$    300,000         Physician Resource, (144AI, Reg D), 6%, due 12/01/01                  259,347 *
$     50,000         Quintiles Transnational Corp., 4.25%, due 05/31/00                     51,750
$    320,000         Quintiles Transnational Corp., (144AI, Reg D), 4.25%,
                       due 05/31/00                                                        348,599 *
$    285,000         Sunrise Assisted Living, (144A), 5.5%, due 06/15/02                   342,356 *
$    245,000         Tenet Healthcare Corp., Exchangeable Vencor, Inc.,
                       6%, due 12/01/05                                                    239,488
                                                                                     -------------
                       Total Healthcare                                                  3,441,293
                                                                                     -------------

                     RETAIL (9.0%)
$    350,000         Charming Shoppes, Inc., 7.5%, due 07/15/06                            343,438
$  1,285,000         Costco Companies, Inc., (144A), 0%, due 08/19/17                      695,506 *
$    665,000         Home Depot, Inc., 3.25%, due 10/01/01                                 857,019
       9,100         Kmart Corp., $3.875 Convertible Preferred                             518,131
$    585,000         Staples, Inc., Euro, 4.5%, due 10/01/00                               742,650
$    125,000         Staples, Inc., (144A), 4.5%, due 10/01/00                             158,262 *
                                                                                     -------------
                       Total Retail                                                      3,315,006
                                                                                     -------------

                     SERVICES - BUSINESS  (11.6%)
$    495,000         Corestaff, Inc., 2.94%, due 08/15/04                                  407,138
$  1,050,000         CUC International, Inc., (144A), 3%, due 02/15/02                   1,194,375 *
       7,200         Dimon, Inc., $2.008 Convertible Preferred                             180,000
$    440,000         Interpublic Group of Companies, Inc., (144A), 1.8%, due 09/16/04      359,700 *
$    560,000         Omnicom Group, Inc., (144A), 4.25%, due 01/03/07                      704,200 *

* Restricted security. (See Note 6)
See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.

                                                                October 31, 1997

  Number
 of Shares
or Principal
  Amount             FIXED INCOME AND EQUITY  SECURITIES                                 Value
----------           -----------------------------------                             -------------
                     SERVICES - BUSINESS (CONTINUED)
$    350,000         Personnel Group of America, Inc., (144A), 5.75%, due 07/01/04   $     409,500 *
$    350,000         Smartalk Teleservices, Inc., (144A), 5.75%, due 09/15/04              367,938 *
       9,500         Snyder Communications, Inc., $1.6778 Convertible Preferred            270,750
$    400,000         U.S. Office Products Co., 5.5%, due 05/15/03                          375,612
                                                                                     -------------
                       Total Services - Business                                         4,269,213
                                                                                     -------------
                     TOTAL CONSUMER STAPLES (Cost: $18,334,976)                         20,467,457
                                                                                     -------------

                     CREDIT SENSITIVE (5.7%)
                     REAL ESTATE (1.4%)
$    220,000         LTC Properties, Inc., 8.25%, due 07/01/01                             260,150
$    200,000         LTC Properties, Inc., 8.5%, due 01/01/01                              262,250
                                                                                     -------------
                       Total Real Estate                                                   522,400
                                                                                     -------------

                     INSURANCE (1.9%)
       1,600         PennCorp Financial Group, Inc., (144A), $3.50
                       Convertible Preferred                                                86,112 *
       4,500         PennCorp Financial Group, Inc., (144AI, Reg D), $3.50
                       Convertible Preferred                                               242,190 *
      10,200         Salomon, Inc., Exchangeable Financial Security Assurance
                       Holdings, Ltd., $2.30 Convertible Preferred                         374,213
                                                                                     -------------
                       Total Insurance                                                     702,515
                                                                                     -------------

                     FINANCIAL SERVICES (2.4%)
       7,400         SunAmerica Corp., $3.188 Convertible Preferred                        325,138
      18,300         Westpac Banking Corp., Ltd., $3.135 Convertible Preferred             567,300
                                                                                     -------------
                       Total Financial Services                                            892,438
                                                                                     -------------

                     TOTAL CREDIT SENSITIVE (Cost:$1,919,171)                            2,117,353
                                                                                     -------------

                     TOTAL FIXED INCOME AND EQUITY SECURITIES
                       (COST: $32,144,128) (95.9%)                                      35,379,040
                                                                                     -------------

                     SHORT-TERM INVESTMENT (COST: $1,380,527) (3.7%)
                     -----------------------------------------------
$  1,380,527         Bank of New York Depository Reserve, 4.6%, due 11/03/97             1,380,527
                                                                                     -------------

                     TOTAL INVESTMENTS (COST: $33,524,655) (99.6%)                      36,759,567

                     EXCESS OF OTHER ASSETS OVER LIABILITIES (0.4%)                        130,473
                                                                                     -------------
                     NET ASSETS (100%)                                               $  36,890,040
                                                                                     =============

* Restricted security.  (Note 6)
See accompanying Notes to Financial Statements.

TCW Galileo Core Equity Fund

SCHEDULE OF INVESTMENTS
-----------------------
   Number
  Of Shares        EQUITY SECURITIES                               VALUE
  ---------        -----------------                            ------------

               BASIC INDUSTRIES (9.5% OF NET ASSETS)
               Transportation (9.5%)
     13,000    AMR Corp.                                        $  1,513,688
     45,733    Burlington Northern Santa Fe                        4,344,635
     52,100    Delta Air Lines, Inc.                               5,249,075
     41,700    UAL Corp.                                           3,653,962
                                                                 ------------
               TOTAL BASIC INDUSTRIES (Cost: $10,257,066)         14,761,360
                                                                ------------

               CAPITAL GOODS (36.5%)
               Aerospace (6.5%)
    100,500    Boeing Co.                                          4,811,438
     75,200    United Technologies Corp.                           5,264,000
                                                                ------------
                 Total Aerospace                                  10,075,438
                                                                ------------

               Electronics, Semiconductors & Instruments (8.7%)
     40,900    Honeywell, Inc.                                     2,783,756
    119,400    Intel Corp.                                         9,193,800
     45,500    Oracle Corp.                                        1,628,047  **
                                                                ------------
                 Total Electronics, Semiconductors & Instruments  13,605,603
                                                                ------------

               Telecommunications Equipment (7.7%)
     94,000    Cisco Systems, Inc.                                 7,710,938
     29,800    Lucent Technologies, Inc.                           2,456,638
     45,600    3Com Corp.                                          1,889,550  **
                                                                ------------
                 Total Telecommunications Equipment               12,057,126
                                                                ------------

               Information Processing (9.0%)
     62,300    Computer Sciences Corp.                             4,419,406
     55,200    Microsoft Corp.                                     7,176,000
     30,700    Xerox Corp.                                         2,434,894
                                                                ------------
                 Total Information Processing                     14,030,300
                                                                ------------
               Machinery  (3.0%)
     91,900    Caterpillar, Inc.                                   4,709,875
                                                                ------------

               Services (1.6%)
     84,000    Corrections Corp. of America                        2,562,000  **
                                                                ------------

               TOTAL CAPITAL GOODS (Cost: $32,941,023)            57,040,342
                                                                ------------

** Non-income producing.
See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.

   Number
  of Shares    EQUITY SECURITIES                                   Value
  ---------    -----------------                                ------------

               CONSUMER CYCLICALS (8.1%)
               Autos & Auto Parts (8.1%)
    140,226    Ford Motor Co.                                   $  6,126,123
     71,700    Lear Seating Corp.                                  3,446,081
     47,800    Magna International, Inc.                           3,148,825
                                                                ------------
               TOTAL CONSUMER CYCLICALS (Cost: $9,153,300)        12,721,029
                                                                ------------

               CONSUMER STAPLES (32.5%)
               Beverages, Distributions & Restaurants (2.2%)
     92,800    PepsiCo, Inc.                                       3,416,200
                                                                ------------

               Cosmetics And Household Products (2.5%)
     57,400    Procter & Gamble Co.                                3,903,200
                                                                ------------

               Foods & Restaurants (1.9%)
     60,600    Kellogg Co.                                         2,609,587
      9,280    Tricon Global Restaurants, Inc.                       281,300  **
                                                                ------------
                 Total Foods & Restuarants                         2,890,887
                                                                ------------

               Healthcare (9.3%)
     38,600    Johnson & Johnson                                   2,214,675
     78,600    Lilly (Eli) & Co.                                   5,256,375
     35,600    United Healthcare Corp.                             1,648,725
     38,300    Warner-Lambert Co.                                  5,484,081
                                                                ------------
                 Total Healthcare                                 14,603,856
                                                                ------------

               Leisure, Entertainment, Media & Hotels (8.3%)
    116,400    Mirage Resorts, Inc.                                2,910,000  **
    195,891    Westinghouse Electric Corp.                         5,178,868
     83,600    Time Warner, Inc.                                   4,822,675
                                                                ------------
                 Total Leisure, Entertainment, Media & Hotels     12,911,543
                                                                ------------

               Retail (5.6%)
    119,699    Home Depot, Inc.                                    6,658,257
     62,800    Tandy Corp.                                         2,158,750
                                                                ------------
                 Total Retail                                      8,817,007
                                                                ------------

               Tobacco (2.7%)
    104,400    Philip Morris Companies, Inc.                       4,136,850
                                                                ------------

               TOTAL CONSUMER STAPLES (Cost: $40,406,570)         50,679,543
                                                                ------------

** Non-income producing.
See accompanying Notes to Financial Statements.

TCW Galileo Core Equity Fund

SCHEDULE OF INVESTMENTS (Continued)
-----------------------------------
   Number
  Of Shares    EQUITY SECURITIES                                   Value
  ---------    -----------------                                ------------
               CREDIT SENSITIVE (13.3%)
               Financial Services (13.3%)
     63,500    Associates First Capital Corp.                   $  4,040,188
     39,000    Citicorp                                            4,877,437
     82,000    Federal National Mortgage Association               3,971,875
     51,300    Marsh & McLennan Companies, Inc.                    3,642,300
     63,000    Merrill Lynch & Co., Inc.                           4,260,375
                                                                ------------
               TOTAL CREDIT SENSITIVE (Cost: $12,624,086)         20,792,175
                                                                ------------

               TOTAL INVESTMENTS (COST: $105,382,045) (99.9%)    155,994,449

               EXCESS OF OTHER ASSETS OVER LIABILITIES (0.1%)        118,544
                                                                ------------

               NET ASSETS (100%)                                $156,112,993
                                                                ============

See accompanying Notes to Finacial Statements.

                                                         TCW GALILEO FUNDS, INC.

TCW Galileo Earnings Momentum Fund
                                                                October 31, 1997

SCHEDULE OF INVESTMENTS
-----------------------


Number of Shares           EQUITY SECURITIES                                                        Value
----------------           -----------------                                                    -------------
                           CAPITAL GOODS (32.5% of Net Assets)
                           Aerospace & Defense (1.7%)
        59,900             BE Aerospace, Inc.                                                   $   1,684,687  **
                                                                                                -------------

                           Computer Software & Services (7.1%)
        11,300             Aspect Development, Inc.                                                   528,275  **
        40,000             BDM International, Inc.                                                    885,000  **
        50,500             Ciber, Inc.                                                              2,234,625  **
        17,400             Hall, Kinion & Associates, Inc.                                            271,875  **
        70,000             Legato Systems, Inc.                                                     2,992,500  **
        14,500             RWD Technologies, Inc.                                                     326,250  **
                                                                                                -------------
                            Total Computer Software & Services                                      7,238,525
                                                                                                -------------

                           Electronics (9.3%)
        31,125             AFC Cable Systems, Inc.                                                    883,172  **
       113,400             Anicom, Inc.                                                             1,757,700  **
        64,700             Bolder Technologies Corp.                                                  768,312  **
        84,600             C.P. Clare Corp.                                                         1,427,625  **
        29,900             ECI Telecommunications, Ltd. (Israel)                                      825,987
        14,700             Genesys Telecommunications Laboratories, Inc.                              470,400  **
        27,000             Integrated Circuit Systems, Inc.                                           924,750  **
        50,400             MRV Communications, Inc.                                                 1,474,200  **
         4,700             Tollgrade Communications, Inc.                                             115,738
        42,500             Sheldahl, Inc.                                                             828,750  **
                                                                                                -------------
                            Total Electronics                                                       9,476,634
                                                                                                -------------

                           Information Processing (9.7%)
         2,400             Advantage Learning Systems, Inc.                                            60,600  **
        31,900             Aspen Technologies, Inc.                                                 1,200,237  **
        54,500             Citrix Systems, Inc.                                                     4,002,344  **
        67,800             Computer Products, Inc.                                                  1,847,550  **
        10,500             Great Plains Software, Inc.                                                250,687  **
        43,900             QAD, Inc.                                                                  620,088  **
        29,800             Radiant Systems, Inc.                                                      540,125  **
        21,400             Saville Systems, PLC (ADR) (Ireland)                                     1,278,650  **
         3,600             TSI International Software, Ltd.                                            39,150  **
                                                                                                -------------
                            Total Information Processing                                            9,839,431
                                                                                                -------------

                           Office Equipment & Building Supplies (1.1%)
        28,400             Daisytek International Corp.                                             1,082,750  **
                                                                                                -------------

**  Non-income producing
See accompanying Notes to Financial Statements.

TCW Galileo Earnings Momentum Fund

-----------------------------------

      Number
    of Shares              EQUITY SECURITIES                                                          Value
--------------             -----------------                                                    -------------
                           Pollution Control (3.6%)
         3,100             Casella Waste Systems, Inc.                                          $      68,587
        11,300             Culligan Water Technologies, Inc.                                          481,663  **
        50,400             Tetra Tech, Inc.                                                         1,316,700  **
        79,100             Tetra Technologies, Inc.                                                 1,824,244  **
                                                                                                -------------
                             Total Pollution Control                                                3,691,194
                                                                                                -------------
                           TOTAL CAPITAL GOODS (Cost: $23,480,321)                                 33,013,221
                                                                                                -------------

                           CONSUMER CYCLICALS (1.6%)
                           Autos & Auto Parts  (1.6%)
        25,100             Dura Automotive Systems, Inc.                                              778,100  **
        85,900             Miller Industries, Inc.                                                    869,737  **
                                                                                                -------------
                           TOTAL CONSUMER CYCLICALS (Cost: $1,591,426)                              1,647,837
                                                                                                -------------

                           CONSUMER STAPLES (56.9%)
                           Cosmetics & Household Products  (0.5%)
        35,600             Enamelon, Inc.                                                             551,800  **
                                                                                                -------------

                           Drugs & Hospital Supply (6.7%)
        66,700             BioChem Pharma, Inc. (Canada)                                            1,671,669  **
        43,700             Gulf South Medical Supply, Inc.                                          1,442,100  **
        35,200             PathoGenesis Corp.                                                       1,267,200  **
        25,600             Pharmacyclics, Inc.                                                        652,800  **
        25,700             Safeskin Corp.                                                           1,166,138  **
        48,500             Selfcare, Inc.                                                             612,312  **
                                                                                                -------------
                              Total Drugs & Hospital Supply                                         6,812,219
                                                                                                -------------

                           Foods, Hotels & Restaurants (6.5%)
         4,000             Beringer Wine Estates Holdings, Inc.                                       124,000
        64,100             Fine Host Corp.                                                          1,794,800  **
        29,200             Il Fornaio (America) Corp.                                                 388,725  **
        79,100             Interstate Hotels Co.                                                    2,432,325  **
        17,500             O'Charley's, Inc.                                                          323,750  **
        25,950             Signature Resorts, Inc.                                                    677,944  **
        42,300             United Natural Foods, Inc.                                                 888,300  **
                                                                                                -------------
                              Total Foods, Hotels & Restaurants                                     6,629,844
                                                                                                -------------

                           Healthcare (15.4%)
        33,300             BioReliance Corp.                                                          740,925  **
        65,100             Complete Management, Inc.                                                1,131,113  **
        62,600             Concentra Managed Care, Inc.                                             2,042,325  **
        48,100             Cytyc Corp.                                                              1,142,375  **
        51,800             Envoy Corp.                                                              1,450,400  **

**  Non-income producing
See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.



                                                                October 31, 1997


    Number
  of Shares                EQUITY SECURITIES                                                       Value
--------------             ------------------                                                   -------------
                           Healthcare (Continued)
        18,000             Express Scripts, Inc.                                                $   1,014,750  **
        51,400             Healthcare Recoveries, Inc.                                                950,900  **
        27,700             MedCath, Inc.                                                              436,275  **
        99,400             NeoPath, Inc.                                                            1,801,625  **
        72,600             Neoprobe Corp.                                                             726,000  **
        25,300             OEC Medical Systems, Inc.                                                  461,725  **
        55,100             Ocular Sciences, Inc.                                                    1,212,200  **
        42,500             Simione Central Holdings, Inc.                                             472,812  **
        63,333             Total Renal Care Holdings, Inc.                                          1,951,458  **
        16,900             Urocor, Inc.                                                               141,538  **
                                                                                                -------------
                              Total Healthcare                                                     15,676,421
                                                                                                -------------

                           Leisure, Entertainment, Photo & Media (5.8%)
        72,200             Family Golf Centers, Inc.                                                1,931,350  **
        80,700             Gemstar International Group, Ltd. (Virgin Islands)                       1,785,488  **
        63,500             Macrovision Corp.                                                          889,000  **
        40,200             Metro Networks, Inc.                                                     1,246,200  **
                                                                                                -------------
                              Total Leisure, Entertainment, Photo & Media                           5,852,038
                                                                                                -------------
                           Retail (2.9%)
        73,050             Just for Feet, Inc.                                                      1,082,053  **
         9,600             Linens 'N Things, Inc.                                                     345,000  **
        93,500             Marks Brothers Jewelers, Inc.                                            1,519,375  **
                                                                                                -------------
                              Total Retail                                                          2,946,428
                                                                                                -------------

                           Schools (1.9%)
        22,300             EduTrek International, Inc.                                                546,350  **
        39,100             Learning Tree International, Inc.                                        1,358,725  **
                                                                                                -------------
                                                    Total Schools                                   1,905,075
                                                                                                -------------

                           Services - Business (17.2%)
        17,400             Administaff, Inc.                                                          376,275  **
        90,700             American Residential Services, Inc.                                      1,326,488  **
        54,700             Brightpoint, Inc.                                                        1,960,200  **
        172,097            Corporate Express, Inc.                                                  2,527,675  **
        50,600             CSG Systems International, Inc.                                          1,982,887  **
        18,100             Hagler Bailly, Inc.                                                        366,525  **
        28,500             Industrial Distribution Group, Inc.                                        552,188  **
        28,500             Innovative Valve Technologies, Inc.                                        498,750  **
        33,000             MAXIMUS, Inc.                                                              924,000  **
        79,000             Norwood Promotional Products, Inc.                                       1,264,000  **
        28,300             Nova Corp.                                                                 760,562  **

**  Non-income producing.
See accompanying Notes to Financial Statements.

TCW Galileo Earnings Momentum Fund

-----------------------------------

    Number
  of Shares                EQUITY SECURITIES                                                        Value
--------------             -----------------                                                    -------------
                           Services - Business (Continued)
        49,100             Pegasus Systems, Inc.                                                $     761,050  **
        71,500             Stericycle, Inc.                                                           670,313  **
        21,800             Stewart Enterprises, Inc., Class A                                         904,700  **
        50,300             Wackenhut Corrections Corp., Class B                                     1,012,287
        60,600             Wilmar Industries, Inc.                                                  1,590,750  **
                                                                                                -------------
                              Total Services - Business                                            17,478,650
                                                                                                -------------
                           TOTAL CONSUMER STAPLES (Cost: $47,628,640)                              57,852,475
                                                                                                -------------

                           CREDIT SENSITIVE (5.1%)
                           Financial Services (1.5%)
        28,200             American Capital Strategies, Ltd.                                          507,600  **
        46,900             ARM Financial Group, Inc.                                                1,014,213  **
                                                                                                -------------
                              Total Financial Services                                              1,521,813
                                                                                                -------------

                           Insurance (1.4%)
        22,800             PAULA Financial                                                            575,700  **
        28,800             PXRE Corp.                                                                 878,400
                                                                                                -------------
                              Total Insurance                                                       1,454,100
                                                                                                -------------


                           Real Estate (0.9%)
        18,400             Imperial Credit Commercial Mortgage Investment Corp.                       303,600  **
        14,900             LaSalle Partners, Inc.                                                     544,781
                                                                                                -------------
                              Total Real Estate                                                       848,381
                                                                                                -------------

                           Telecommunications (1.3%)
        58,000             Omnipoint Corp.                                                          1,344,875  **
                                                                                                -------------
                           TOTAL CREDIT SENSITIVE (Cost: $4,605,318)                                5,169,169
                                                                                                -------------
                           TOTAL EQUITY SECURITIES (Cost: $77,305,705) (96.1%)                     97,682,702
                                                                                                -------------

Principal Amount           SHORT-TERM INVESTMENT (Cost: $6,266,799) (6.1%)
----------------           -----------------------------------------------
$    6,266,799             Bank Of New York Depository Reserve, 4.6%, due 11/03/97                  6,266,799
                                                                                                -------------

                           TOTAL INVESTMENTS (Cost: $83,572,504) (102.2%)                         103,949,501

                           LIABILITIES IN EXCESS OF OTHER ASSETS (-2.2%)                           (2,282,133)
                                                                                                -------------
                           NET ASSETS (100%)                                                    $ 101,667,368
                                                                                                =============

**  Non-income producing.
See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.


TCW Galileo Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS                                         October 31, 1997
-----------------------
  Number of
   Shares      EQUITY SECURITIES                                    Value
  ---------    -----------------                                ------------

               COMMON STOCK
               ------------
               BASIC MATERIALS (2.1% OF Net Assets)
               Oil & Gas (2.1%)
     24,900    Patterson Energy, Inc.                           $  1,394,400  **
     45,900    Precision Drilling Corp.                            1,411,425  **
                                                                ------------
               TOTAL BASIC MATERIALS (Cost: $3,132,277)            2,805,825
                                                                ------------

               CAPITAL GOODS (37.5%)
               Electronics (7.4%)
     48,000    Advanced Fibre Communications                       1,395,000  **
     88,000    Maxim Integrated Products, Inc.                     5,830,000  **
     97,100    Pairgain Technologies, Inc.                         2,743,075  **
                                                                ------------
                 Total Electronics                                 9,968,075
                                                                ------------

               Information Processing (30.0%)
     87,200    Avid Technology, Inc.                               2,490,650  **
     21,900    Baan Company N.V.                                   1,535,737  **
     25,800    CBT Group, PLC (ADR) (Ireland)                      1,980,150  **
     71,200    Cerner Corp.                                        1,726,600  **
    103,500    Cognex Corp.                                        2,768,625  **
     46,650    Computer Horizons Corp.                             1,416,994  **
    115,000    E*TRADE Group, Inc.                                 3,550,625  **
    139,300    Fore Systems, Inc.                                  2,263,625  **
     75,800    Netscape Communications Corp.                       2,491,925  **
     86,300    Peoplesoft, Inc.                                    5,426,112  **
     90,600    Security Dynamics Technologies, Inc.                3,069,075  **
    149,600    Siebel Systems, Inc.                                6,040,100  **
     53,700    Transaction Systems Architects, Inc.                2,101,013  **
     89,800    Yahoo!, Inc.                                        3,937,169  **
                                                                ------------
                 Total Information Processing                     40,798,400
                                                                ------------

               MANUFACTURING (0.1%)
      4,600    Dril-Quip, Inc.                                       165,025  **
                                                                ------------

               TOTAL CAPITAL GOODS (Cost:  $38,175,395)           50,931,500
                                                                ------------

               CONSUMER CYCLICALS (2.1%)
               Autos & Auto Parts (1.0%)
    135,350    Miller Industries, Inc.                             1,370,419  **
                                                                ------------

               Services-Commercial & Consumer (1.1%)
     39,300    CB Commercial Real Estate Services Group, Inc.      1,473,750  **
                                                                ------------

               TOTAL CONSUMER CYCLICALS  (Cost:  $3,670,399)       2,844,169
                                                                ------------

** Non-income producing.
See accompanying Notes to Financial Statements.

TCW Galileo Mid-Cap Growth Fund


SCHEDULE OF INVESTMENTS
-----------------------
  Number of
   Shares      EQUITY SECURITIES                                   Value
  ---------    -----------------                                ------------
               CONSUMER STAPLES (52.7%)
               Beverages, Distributions & Restaurants (1.3%)
     55,300    Starbucks, Corp.                                 $  1,824,900  **
                                                                ------------

               Foods, Tobacco & Hotels (6.9%)
     48,500    HFS, Inc.                                           3,419,250  **
    107,400    Mirage Resorts, Inc.                                2,685,000  **
    125,700    Signature Resorts, Inc.                             3,283,912  **
                                                                ------------
                 Total Foods, Tobacco & Hotels                     9,388,162
                                                                ------------

               Healthcare (11.0%)
     46,700    Biogen, Inc.                                        1,564,450  **
    138,600    Coventry Corp.                                      1,931,737  **
     44,300    Dura-Pharmaceuticals, Inc.                          2,143,013  **
    119,150    Health Management Associates, Inc., Class A         2,904,281  **
     80,075    Phycor, Inc.                                        1,846,730  **
    100,700    Safeskin Corp.                                      4,569,262  **
                                                                ------------
                 Total Healthcare                                 14,959,473
                                                                ------------

               Leisure, Entertainment, Photo & Media (11.2%)
     61,500    Cablevision Systems Corp.                           4,297,312  **
     81,800    Clear Channel Communications, Inc.                  5,398,800  **
     95,500    Playboy Enterprises, Inc.                           1,319,094  **
     40,900    Regal Cinemas, Inc.                                   940,700  **
    104,500    Westwood One, Inc.                                  3,206,844  **
                                                                ------------
                 Total Leisure, Entertainment, Photo & Media      15,162,750
                                                                ------------

               Retail (5.1%)
    107,300    Bed, Bath & Beyond, Inc.                            3,406,775  **
    127,200    Best Buy Co., Inc.                                  3,553,650  **
                                                                ------------
                 Total Retail                                      6,960,425
                                                                ------------

               Services-Business (17.2%)
     68,275    Apollo Group, Inc., Class A                         2,884,619  **
     63,600    Corrections Corp. of America                        1,939,800  **
    133,000    National TechTeam, Inc.                             1,596,000  **
    117,400    Outdoor Systems, Inc.                               3,610,050  **
    101,150    Paychex, Inc.                                       3,856,344
    119,550    Robert Half International, Inc.                     4,894,078  **
    228,100    Romac International, Inc.                           4,562,000  **
                                                                ------------
                 Total Services-Business                          23,342,891
                                                                ------------
               TOTAL CONSUMER STAPLES  (Cost: $52,583,812)        71,638,601
                                                                ------------

** Non-income producing.
See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.

                                                                October 31, 1997


  Number Of
   Shares      EQUITY SECURITIES                                   Value
  ---------    -----------------                                ------------
               CREDIT SENSITIVE (4.9%)
               Banks, Financial Services, and Building (4.9%)
     22,000    CCA Prison Realty Trust                          $    759,000
     86,700    Hartford Life, Inc.                                 3,202,481
     40,100    T. Rowe Price Associates                            2,656,625
                                                                ------------
               TOTAL CREDIT SENSITIVE  (Cost: $5,075,071)          6,618,106
                                                                ------------

               TOTAL COMMON STOCK (Cost:  $102,636,954) (99.3%)  134,838,201
                                                                ------------

               PREFERRED STOCK
               ---------------

               BASIC INDUSTRIES (COST: $1,252,075)
               Energy and Oil Services (1.2%)
     39,100    Newpark Resources, Inc.                             1,622,650  **
                                                                ------------

               TOTAL EQUITY SECURITIES (Cost: $103,889,029)
                 (100.5%)                                        136,460,851
                                                                ------------


 Principal
  Amount       SHORT-TERM INVESTMENT (Cost: $8,311,912) (6.1%)
 ----------    -----------------------------------------------
 $8,311,912    Bank of New York Depository Reserve, 4.6%,
                 Due 11/03/97                                      8,311,912
                                                                ------------

               TOTAL INVESTMENTS (Cost: $112,200,941) (106.6%)   144,772,763

               LIABILITIES IN EXCESS OF OTHER ASSETS (-6.6%)      (8,923,143)
                                                                ------------

               NET ASSETS (100%)                                $135,849,620
                                                                ============

** Non-income producing.
See accompanying Notes to Financial Statements.

TCW Galileo Small Cap Growth Fund


    SCHEDULE OF INVESTMENTS
    -----------------------
         Number
       of Shares
      or Warrants            EQUITY SECURITIES                                                         Value
    ----------------         -----------------                                                     ------------
                             COMMON STOCK
                             ------------
                             BASIC MATERIALS (3.3%)
                             Energy & Oil Services (3.3%)
        27,600               Cal Dive International, Inc.                                           $  862,500  **
        42,000               Eagle Geophysical, Inc.                                                   735,000  **
        44,400               Friede Goldman International, Inc.                                      1,767,675  **
        12,600               Key Energy Group, Inc.                                                    395,325  **
        39,400               NS Group, Inc.                                                          1,053,950  **
                                                                                                    ----------
                             TOTAL BASIC MATERIALS (Cost: $3,115,346)                                4,814,450
                                                                                                    ----------

                             CAPITAL GOODS (39.4%)
                             Aerospace/Defense (0.8%)
        43,500               BE Aerospace, Inc.                                                      1,223,438  **
                                                                                                    ----------


                             COMPUTER SOFTWARE & SERVICES (12.4%)
        17,300               Applied Graphics Technologies, Inc.                                       925,550  **
        26,800               Aspect Development, Inc.                                                1,252,900  **
        33,600               Cambridge Technology Partners, Inc.                                     1,226,400  **
        22,900               Ciber, Inc.                                                             1,013,325  **
        28,300               Clarify, Inc.                                                             367,900  **
        41,250               Computer Horizons Corp.                                                 1,252,969  **
        40,875               Computer Management Sciences, Inc.                                        715,313  **
        71,100               CSG Systems International, Inc.                                         2,786,231  **
        30,400               International Network Services                                            668,800  **
        57,100               Legato Systems, Inc.                                                    2,441,025  **
        21,100               Peoplesoft, Inc.                                                        1,326,662  **
         3,000               Radiant Systems, Inc.                                                      54,375  **
        60,600               Security Dynamics Tech, Inc.                                            2,052,825  **
        21,800               Select Software Tools, Ltd. (ADR) (Great Britain)                         175,762  **
        16,200               SPR, Inc.                                                                 279,450  **
             1               Synopsis, Inc.                                                                 39  **
        36,000               Viasoft, Inc.                                                           1,476,000  **
                                                                                                    ----------
                                 Total Computer Software & Services                                 18,015,526
                                                                                                    ----------

                             Electronics (8.3%)
         3,384               American Satellite Network, Inc., Warrants, expire 06/30/99                    --  **
        37,000               Bolder Technologies Corp.                                                 439,376  **
        46,900               Computer Products, Inc.                                                 1,278,026  **
        46,025               EXCEL Communications, Inc.                                              1,087,342  **
        23,100               Genesys Telecommunications Laboratories, Inc.                             739,200  **
        44,900               GeoTel Communications Corp.                                               768,912  **
        33,300               International Manufacturing Services, Inc.                                362,138  **
        38,400               Maxim Integrated Products, Inc.                                         2,544,000  **
        20,800               MRV Communications, Inc.                                                  608,400  **
        30,000               Natural Microsystems Corp.                                              1,432,500  **
        37,100               Premisys Communications, Inc.                                           1,010,975  **

** Non-income producing.
See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.


                                                                October 31, 1997


         Number
       of Shares             EQUITY SECURITIES                                                         Value
    ----------------         -----------------                                                     ------------

                             Electronics (Continued)
              24,400         Sheldahl, Inc.                                                        $   475,800  **
              54,600         Winstar Communications                                                  1,248,975  **
                                                                                                   -----------
                               Total Electronics                                                    11,995,644
                                                                                                   -----------

                             Information Processing (17.4%)
               6,000         Advantage Learning Systems, Inc.                                          151,500  **
              39,400         Aspen Technologies, Inc.                                                1,482,425  **
              29,100         Avid Technology, Inc.                                                     831,169  **
              22,000         AXENT Technologies, Inc.                                                  514,250  **
              19,300         CBT Group, PLC (ADR)(Ireland)                                           1,481,275  **
              72,300         Citrix Systems, Inc.                                                    5,309,531  **
              18,000         Concord EFS, Inc.                                                         319,500  **
              30,400         DBT Online, Inc.                                                          837,900  **
              57,500         Dendrite International, Inc.                                            1,114,063  **
              24,500         Discreet Logic, Inc.                                                      479,281  **
              13,600         Documentum, Inc.                                                          406,300  **
               1,100         Great Plains Software, Inc.                                                26,263  **
              19,600         HNC Software, Inc.                                                        725,200  **
              10,800         IDX Systems Corp.                                                         364,500  **
                 800         INSpire Insurance Solutions, Inc.                                          14,800  **
             196,600         Intelligent Electronics, Inc.                                           1,044,437  **
               5,600         Network Appliance, Inc.                                                   281,400  **
              77,500         Platinum Software Corp.                                                   804,062  **
               9,300         QAD, Inc.                                                                 131,362  **
              16,300         QuadraMed Corp.                                                           383,050  **
              50,800         Saville Systems, PLC (ADR)(Ireland)                                     3,035,300  **
              43,200         Siebel Systems, Inc.                                                    1,744,200  **
              98,900         Sigma Designs, Inc.                                                       593,400  **
               2,600         TSI International Software, Ltd.                                           28,275  **
             111,200         Topro, Inc.                                                               688,050  **
              33,500         Transaction System Architects, Inc.                                     1,310,688  **
              21,750         Yahoo!, Inc.                                                              953,602  **
                                                                                                   -----------
                               Total Information Processing                                         25,055,783
                                                                                                   -----------

                             Pollution Control (0.5%)
               2,000         Casella Waste Systems, Inc.                                                44,250  **
              16,500         Culligan Water Technologies, Inc.                                         703,313  **
                                                                                                   -----------
                               Total Pollution Control                                                 747,563
                                                                                                   -----------
                             TOTAL CAPITAL GOODS (Cost: $34,902,767)                                57,037,954
                                                                                                   -----------

** Non-income producing.
See accompanying Notes to Financial Statements.

TCW Galileo Small Cap Growth Fund


    SCHEDULE OF INVESTMENTS (Continued)
    -----------------------------------
         Number
       of Shares             EQUITY SECURITIES                                                         Value
    ----------------         -----------------                                                     ------------
                             CONSUMER STAPLES (44.8%)
                             Drugs & Hospital Supply (4.7%)
              15,000         Dura Pharmaceuticals, Inc.                                            $     725,625 **
              21,300         Gulf South Medical Supply, Inc.                                             702,900 **
             119,500         Safeskin Corp.                                                            5,422,313 **
                                                                                                   -------------
                               Total Drugs & Hospital Supply                                           6,850,838
                                                                                                   -------------

                             Food, Hotels & Restaurants (2.4%)
               2,300         Beringer Wine Estates Holdings, Inc.                                         71,300 **
              18,200         Il Fornaio (America) Corp.                                                  242,288 **
              30,300         Interstate Hotels Co.                                                       931,725 **
              37,650         Signature Resorts, Inc.                                                     983,606 **
              21,500         Silverleaf Resorts, Inc.                                                    467,625 **
               6,100         Star Buffet, Inc.                                                            87,306 **
              14,400         Suburban Lodges of America, Inc.                                            356,400 **
              11,400         Trendwest Resorts, Inc.                                                     260,775 **
                                                                                                   -------------
                               Total Food, Hotels & Restaurants                                        3,401,025
                                                                                                   -------------


                             Healthcare (10.8%)
              19,400         BioReliance Corp.                                                           431,650 **
              37,600         Cell Therapeutics, Inc.                                                     601,600 **
              72,459         Concentra Managed Care, Inc.                                              2,363,975 **
              76,800         Coventry Corp.                                                            1,070,400 **
              25,800         Curative Health Services, Inc.                                              777,225 **
              19,300         Cytyc Corp.                                                                 458,375 **
              36,600         Hanger Orthopedic Group, Inc.                                               475,800 **
              75,000         IRIDEX Corp.                                                                759,375 **
               6,300         Monarch Dental Corp.                                                        114,187 **
              36,300         NeoPath, Inc.                                                               657,938 **
              50,100         Neoprobe Corp.                                                              501,000 **
              54,100         Neose Technologies, Inc.                                                    906,175 **
              72,300         Ocular Sciences, Inc.                                                     1,590,600 **
              32,000         Omnicare, Inc.                                                              890,000
              96,500         Orthodontic Centers of America, Inc.                                      1,670,656 **
              38,000         Pharmaceutical Product Development, Inc.                                    674,500 **
              61,200         PolyMedica Industries, Inc.                                                 627,300 **
              32,500         Total Renal Care Holdings, Inc.                                           1,001,406 **
                                                                                                   -------------
                               Total Healthcare                                                       15,572,162
                                                                                                   -------------

                             Leisure, Entertainment, Photo and Media (7.5%)
              41,900         Clear Channel Communications, Inc.                                        2,765,400 **
              59,700         Family Golf Centers, Inc.                                                 1,596,975 **
              26,200         Gemstar International Group, Ltd. (Virgin Islands)                          579,675 **
               8,900         Heftel Broadcasting Corp.                                                   591,850 **

** Non-income producing.
See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.

                                                                October 31, 1997



         Number
       of Shares             EQUITY SECURITIES                                                         Value
    ----------------         -----------------                                                     ------------
                             Leisure, Entertainment, Photo & Media (Continued)
              35,000         International Speedway Corp.                                          $   735,000
              28,000         Metro Networks, Inc.                                                      868,000 **
              49,400         North Face, Inc.                                                        1,167,075 **
               5,900         Penske Motorsports, Inc.                                                  174,788 **
              54,900         VDI Media                                                                 631,350 **
              56,400         Westwood One, Inc.                                                      1,730,775 **
                                                                                                   -----------
                               Total Leisure, Entertainment, Photo & Media                          10,840,888
                                                                                                   -----------

                             Retail (4.9%)
              40,800         Bed, Bath and Beyond, Inc.                                              1,295,400 **
              49,700         Cost Plus, Inc.                                                         1,348,112 **
              23,700         Dollar Tree Stores, Inc.                                                  959,850 **
              62,250         Just for Feet, Inc.                                                       922,078 **
              30,900         Marks Brothers Jewelers, Inc.                                             502,125 **
               6,800         Men's Wearhouse, Inc.                                                     263,500 **
              16,500         St. John Knits, Inc.                                                      663,094 **
              14,200         Tiffany & Co.                                                             560,900 **
               8,500         Timberland Co.                                                            613,063 **
                                                                                                   -----------
                               Total Retail                                                          7,128,122
                                                                                                   -----------

                             Schools (1.1%)
              21,050         Computer Learning Centers, Inc.                                           952,513 **
              10,400         EduTrek International, Inc.                                               254,800 **
               9,800         Learning Tree International, Inc.                                         340,550 **
                                                                                                   -----------
                               Total Schools                                                         1,547,863
                                                                                                   -----------

                             Services - Business (13.4%)
              25,400         Brightpoint, Inc.                                                         838,200 **
              42,600         Caribiner International, Inc.                                           1,909,012 **
              27,300         C.H. Robinson Worldwide, Inc.                                             600,600 **
              29,600         Corrections Corp. of America                                              902,800 **
              57,900         Envoy Corp.                                                             1,621,200 **
               1,800         Industrial Distribution Group, Inc.                                        34,875 **
              38,300         MAXIMUS, Inc.                                                           1,072,400 **
              29,400         Meta Group, Inc.                                                          635,775 **
             109,900         National TechTeam, Inc.                                                 1,318,800 **
              98,700         Outdoor Systems, Inc.                                                   3,035,025 **
              13,200         Pegasus Systems, Inc.                                                     204,600 **
              55,050         Robert Half International, Inc.                                         2,253,609 **
             101,000         Romac International, Inc.                                               2,020,000 **
              49,000         Snyder Communications, Inc.                                             1,445,500 **
              26,800         Superior Consultant Holdings Corp.                                        830,800 **
              23,500         Vincam Group, Inc.                                                        737,313 **
                                                                                                   -----------
                               Total Services - Business                                            19,460,509
                                                                                                   -----------
                               TOTAL CONSUMER STAPLES (Cost: $44,514,651)                           64,801,407
                                                                                                   -----------

** Non-income producing.
See accompanying Notes to Financial Statements.

TCW Galileo Small Cap Growth Fund


    SCHEDULE OF INVESTMENTS (Continued)
    -----------------------------------
         Number
       of Shares             EQUITY SECURITIES                                                         Value
    ----------------         -----------------                                                     ------------
                             CONSUMER CYCLICALS (1.6%)
                             Auto & Auto Parts (1.6%)
              22,900         Dura Automotive Systems, Inc.                                         $    709,900  **
             104,600         Miller Industries, Inc.                                                  1,059,075  **
              12,100         Tower Automotive, Inc.                                                     506,688  **
                                                                                                   ------------
                             TOTAL CONSUMER CYCLICALS (Cost: $1,791,902)                              2,275,663
                                                                                                   ------------

                             CREDIT SENSITIVE (4.1%)
                             Banks & Financial Services (2.7%)
              42,700         ARM Financial Group, Inc.                                                  923,387
              31,000         E*TRADE Group, Inc.                                                        957,125  **
              28,900         Imperial Credit Industries, Inc.                                           726,113  **
              29,900         Redwood Trust, Inc.                                                        751,237  **
              48,100         United Industrial Corp.                                                    502,044  **
                                                                                                   ------------
                               Total Banks & Financial Services                                       3,859,906
                                                                                                   ------------

                             Insurance (0.0%)
               2,800         PAULA Financial                                                             70,700  **
                                                                                                   ------------

                             Real Estate (1.4%)
              22,600         CB Commercial Real Estate Services Group, Inc.                             847,500  **
               4,000         CCA Prison Realty Trust                                                    138,000  **
              53,400         Imperial Credit Commercial Mortgage Investment Corp.                       881,100  **
               5,400         LaSalle Partners, Inc.                                                     197,437  **
                                                                                                   ------------
                               Total Real Estate                                                      2,064,037
                                                                                                   ------------
                             TOTAL CREDIT SENSITIVE (Cost: $5,463,466)                                5,994,643
                                                                                                   ------------
                             TOTAL COMMON STOCK (COST: $89,788,132) (93.2%)                         134,924,117
                                                                                                   ------------

                             PREFERRED STOCK
                             ---------------
                             BASIC INDUSTRIES  (Cost: $1,011,013)
                             Energy & Oil Services (1.7%)
              57,800         Newpark Resources, Inc.                                                  2,398,700  **
                                                                                                   ------------
                             TOTAL EQUITY SECURITIES (Cost: $90,799,145) (94.9%)                    137,322,817
                                                                                                   ------------


          Principal
           Amount            SHORT-TERM INVESTMENT (COST: $8,373,144) (5.8%)
         -----------         -----------------------------------------------
         $ 8,373,144         Bank Of New York Depository Reserve, 4.6%, due 11/03/97                  8,373,144
                                                                                                   ------------

                             TOTAL INVESTMENTS (Cost: $99,172,289) (100.7%)                         145,695,961

                             LIABILITIES IN EXCESS OF OTHER ASSETS (-0.7%)                             (940,209)
                                                                                                   ------------

                             NET ASSETS (100%)                                                     $144,755,752
                                                                                                   ============

** Non-income producing.
See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.

TCW Galileo Asia Pacific Fund
                                                                October 31, 1997

SCHEDULE OF INVESTMENTS
-----------------------
  Number
 of Shares
or Warrants   EQUITY SECURITIES                                    Value
-----------   -----------------                                  ----------
              COMMON STOCK
              ------------
              HONG KONG (34.1% OF Net Assets)
    734,000   Beijing Datang Power Generation Company, Limited   $  370,252 **
    600,000   Beijing Yanhua Petrochemical Company, Limited         174,610 **
     91,000   Cheung Kong Holdings, Limited                         632,639
    244,500   China Light & Power Company, Limited                1,287,092
    156,000   Citic Pacific, Limited                                746,556
    266,500   Hong Kong Electric Holdings, Limited                  903,098
    139,200   Hong Kong Telecommunications, Limited                 266,463
    142,000   Hutchison Whampoa, Limited                            982,604
    240,000   Hysan Development Company, Limited                    501,326
    142,000   New World Development Company, Limited                499,567
     67,000   Sun Hung Kai Properties, Limited                      493,953
     76,000   Swire Pacific, Limited, Class A                       405,975
                                                                 ----------
              TOTAL HONG KONG (Cost: $8,967,544)                  7,264,135
                                                                 ----------
              INDIA (6.9%)
     16,000   BSES, Limited (GDR)                                   248,000 **
      5,500   Indian Hotels (GDR)                                    92,125 **
     16,100   Mahindra & Mahindra (GDR)                             165,025 **
     12,500   Reliance Industries, Limited (GDR)                    256,250
     25,600   State Bank of India (GDR)                             448,000 **
     10,000   Tata Engineering & Locomotive (144A) (GDR)             98,800 * **
     11,300   Videsh Sanchar Nigam, Limited (GDR)                   155,940 **
                                                                 ----------

              TOTAL INDIA (Cost: $1,574,926)                      1,464,140
                                                                 ----------
              INDONESIA (4.1%)
    501,600   PT London Sumatra Indonesia                           536,934
    110,000   PT Ramayana Lestari Sentosa                           185,359
      7,380   PT Telekomunikasi Indonesia (ADR)                     143,449
                                                                 ----------

              TOTAL INDONESIA (Cost: $921,663)                      865,742
                                                                 ----------
              MALAYSIA (Cost: $472,735) (1.7%)
    155,000   Malakoff Berhad                                       369,267
                                                                 ----------
              PHILIPPINES (1.8%)
    580,700   Belle Corporation                                      51,906 **
    194,140   Belle Corporation, Warrants, expire 09/10/00               24 **
      1,310   Far East Bank and Trust Company                         1,866
     10,443   Manila Electric Company                                31,504
      6,140   Philippine Long Distance Telephone Company            150,070
    909,000   SM Prime Holdings                                     157,425 **
                                                                 ----------

              TOTAL PHILIPPINES (Cost: $642,120)                    392,795
                                                                 ----------

*  Restricted security. (See Note 6)
** Non-income producing.
See accompanying Notes to Financial Statements.

TCW Galileo Asia Pacific Equity Fund

-----------------------------------

Number of
 Shares      EQUITY SECURITIES                                     Value
----------   -----------------                                  -----------
             SINGAPORE (3.6%)
    70,000   Fraser & Neave, Limited                            $   350,666
   110,000   Keppel Corporation, Limited                            347,369
    16,600   Orchard Parade Holding, Limited                         11,368
    23,000   Singapore Land, Limited                                 65,339
                                                                -----------

             TOTAL SINGAPORE (Cost: $1,588,668)                     774,742
                                                                -----------
             SOUTH KOREA (0.1%)
     2,067   Hyundai Engineering & Construction (New GDR)            10,852 **
       111   Samsung Electronics Company, Limited                     4,337
                                                                -----------

             TOTAL SOUTH KOREA (Cost: $31,113)                       15,189
                                                                -----------
             TAIWAN (4.3%)
     8,200   China Steel, Limited (GDR)                             118,900 **
    40,000   Taiwan Semiconductor Manufacturing Company,
               Limited (ADR)                                        792,500 **
                                                                -----------

             TOTAL TAIWAN (Cost: $1,195,200)                        911,400
                                                                -----------

             TOTAL EQUITY SECURITIES (COST: $15,393,969)(56.6%)  12,057,410
                                                                -----------

 Principal
  Amount     CONVERTIBLE SECURITIES (COST: $182,792)
----------   ---------------------------------------
             TAIWAN  (0.8%)
$  184,000   Far East Department Stores, Limited, Convertible
               Bond, 3%, due 07/06/02                               176,640
                                                                -----------

             SHORT-TERM INVESTMENT (COST: $7,297,651)(34.2%)
             -----------------------------------------------
 7,297,651   Bank of New York Depository Reserve, 4.6%, due
               11/03/97                                           7,297,651
                                                                -----------

             TOTAL INVESTMENTS (Cost: $22,874,412)(91.6%)        19,531,701

             EXCESS OF OTHER ASSETS OVER LIABILITIES (8.4%)       1,795,519
                                                                -----------

             NET ASSETS (100%)                                  $21,327,220
                                                                ===========

** Non-income producing.
See accompanying notes to Financial Statements.

                                                        TCW GALILEO FUNDS, INC.

TCW Galileo Emerging Markets Fund

                                                               October 31, 1997

SCHEDULE OF INVESTMENTS
-----------------------


 Number
 of Shares         EQUITY SECURITIES                                                                            Value
----------         -----------------                                                                       --------------
                   COMMON STOCK
                   ------------
                   ARGENTINA (6.1% OF Net Assets)
     8,279         Banco de Galicia y Buenos Aires, S.A. (ADR)                                             $      200,636
    10,100         Banco Frances del Rio de la Plata, S.A. (ADR)                                                  106,050
    42,968         CEI Citicorp Holdings, S.A.                                                                    171,970
    41,439         IRSA Inversiones y Representaciones, S.A.                                                      139,314
    23,576         Molinos Rio de la Plata, S.A., Series B                                                         58,266
   117,393         Perez Companc S.A.                                                                             735,299
    94,098         Siderca S.A., Series A                                                                         230,672
     4,800         Telecom Argentina STET-France Telecom, S.A., Series B (ADR)                                    121,500
    12,550         Telefonica de Argentina, Sociedad Anonima, Series B (ADR)                                      352,969
    24,926         Yacimientos Petroliferos Fiscales Sociedad del Estado, Series D (ADR)                          797,632
                                                                                                           --------------
                     TOTAL ARGENTINA (Cost: $2,568,293)                                                         2,914,308
                                                                                                           --------------
                     BRAZIL (5.8%)
   881,000           Companhia de Saneamento Basico de Estado de Sao Paula (SABESP)                               162,985
     8,160           Companhia Paranaense de Energia (COPEL) (ADR)                                                 97,410
   864,477           CENTRAIS ELETRICAS BRASILEIRAS, S.A. (ELECTROBRAS)                                           348,864
       840           Espirito Santo Centrais Eletricas, S.A. (ESCELSA)                                            152,353
   339,000           Light Participacoes, S.A.                                                                     86,694  **
 4,800,000           Telecomunicacoes Brasileiras, S.A. (TELEBRAS)                                                426,546
    14,580           Telecomunicacoes Brasileiras, S.A. (TELEBRAS)  (ADR)                                       1,479,870
   165,883           Telecomunicacoes de Sao Paulo, S.A. (TELESP)                                                  35,352
                                                                                                           --------------
                       TOTAL BRAZIL (Cost: $2,284,270)                                                          2,790,074
                                                                                                           --------------

                     CHILE (5.1%)
     8,200           Banco BHIF (ADR)                                                                             141,963
    11,600           Banco Santander Chile, Series A  (ADR)                                                       150,800
     4,100           Chilectra, S.A. (144A) (ADR)                                                                 106,600  *
     5,761           Chilgener, S.A. (ADR)                                                                        156,987
    18,147           Compania de Telecomunicaciones de Chile, S.A., Series A (ADR)                                503,579
    10,260           Embotelladora Andina, S.A. (ADR)                                                             210,330
    13,860           Embotelladora Andina, S.A., Series B (ADR)                                                   332,640
     8,440           Enersis, S.A. (ADR)                                                                          278,520
    34,000           The Five Arrows Chile Investment Trust, Limited                                               93,160
     7,041           Genesis Chile Fund, Limited                                                                  281,640
     2,850           Santa Isabel, S.A. (ADR)                                                                      52,725  **
     5,600           Vina Concha y Toro, S.A. (ADR)                                                               152,600
                                                                                                           --------------
                       TOTAL CHILE (Cost: $2,364,477)                                                           2,461,544
                                                                                                           --------------

*  Restricted security. (See Note 6)
** Non-income producing.
See accompanying Notes to Financial Statements.

TCW Galileo Emerging Markets Fund

----------------------------------


 Number
 of Shares         EQUITY SECURITIES                                                                            Value
----------         -----------------                                                                       --------------
                   COLOMBIA (2.8%)
    13,900         Almacenes Exito, S.A.                                                                   $       49,249
    36,926         Banco de Bogota                                                                                209,676
     8,350         Banco Industrial Colombiano (ADS)                                                              133,600
    31,850         Bavaria CB                                                                                     335,693
    26,200         Compania de Cemento Argos, S.A.                                                                175,264
    22,770         Compania Nacional de Chocolates, S.A.                                                          182,429
    10,600         Compania Suramericana de Seguros, S.A.                                                         234,988
                                                                                                           --------------
                             TOTAL COLOMBIA (Cost: $1,403,878)                                                  1,320,899
                                                                                                           --------------
                   EGYPT (1.4%)
    15,000         Commercial International Bank (144A) (GDR)                                                     326,250  *
     6,750         MISR International Bank S.A.E. (144A) (GDR)                                                    111,375  *
     9,500         Suez Cement Company (144A) (GDR)                                                               217,550  *
                                                                                                           --------------
                     TOTAL EGYPT  (Cost: $656,200)                                                                655,175
                                                                                                           --------------

                   HONG KONG  (1.8%)
   588,000         Beijing Datang Power Generation Company, Limited                                               296,605
   364,000         First Tractor Company, Limited, Series H                                                       282,481
   207,000         Guangdong Kelon Electrical Holdings Company, Series H                                          262,381
                                                                                                           --------------
                     TOTAL HONG KONG (Cost: $866,483)                                                             841,467
                                                                                                           --------------

                   HUNGARY (1.6%)
     5,095         Egis                                                                                           239,241
     3,140         Gedeon Richter (144A) (ADR)                                                                    326,560  *
     8,383         Mol Magyar Olaj-es Gazipari Rt. (144A) (GDR)                                                   203,288  *
                                                                                                           --------------
                     TOTAL HUNGARY (Cost: $732,560)                                                               769,089
                                                                                                           --------------
                   INDIA (6.4%)
    24,900         BSES, Limited (GDR)                                                                            385,950
    13,500         Hindalco Industries, Limited (GDR)                                                             378,000
    27,000         Mahindra & Mahindra (GDR)                                                                      276,750
    14,000         Ranbaxy Laboratories, Limited (GDR)                                                            311,500
    27,000         Reliance Industries, Limited (GDR)                                                             553,500
    43,600         State Bank of India (GDR)                                                                      763,000
    17,000         Tata Engineering & Locomotive (144A) (GDR)                                                     167,960  *
    17,500         Videsh Sanchar Nigam, Limited (GDR)                                                            241,500
                                                                                                           --------------
                     TOTAL INDIA (Cost: $3,186,153)                                                             3,078,160
                                                                                                           --------------

                   INDONESIA (1.9%)
    64,000         PT Gudang Garam                                                                                180,331  **
   244,800         PT London Sumatra Indonesia                                                                    262,044
   169,000         PT Ramayana Lestari Sentosa                                                                    284,779
   201,000         PT Telekomunikasi Indonesia                                                                    186,008
                                                                                                           --------------
                     TOTAL INDONESIA (Cost: $1,220,351)                                                           913,162
                                                                                                           --------------

*  Restricted security. (See Note 6)
** Non-income producing.
See accompanying Notes to Financial Statements.

                                                        TCW GALILEO FUNDS, INC.


                                                               October 31, 1997


 Number
 of Shares         EQUITY SECURITIES                                                                            Value
----------         -----------------                                                                       --------------

                   IRELAND (COST: $275,000) (0.4%)
    27,500         Central Asia Investment Company, Limited                                                $      206,250
                                                                                                           --------------

                   KAZAKSTAN (COST: $139,684) (0.3%)
     7,430         Kazkommertsbank (144A) (GDR)                                                                   148,600  *
                                                                                                           --------------

                   LATIN AMERICAN REGIONAL (COST: $141,309) (0.5%)
     6,970         Panamerican Beverages, Inc. (ADR)                                                              216,070
                                                                                                           --------------

                   MALAYSIA (COST: $317,415) (0.3%)
   123,000         Kulim Berhad                                                                                   137,725
                                                                                                           --------------
                   MEXICO (16.0%)
   111,683         Alfa, S.A. de C.V., Series A                                                                   811,758
    43,800         Apasco, S.A.de C.V.                                                                            265,297  **
   141,300         Cemex, S.A. de C.V., Series B                                                                  617,558
   384,800         Cifra, S.A. de C.V., Series C                                                                  662,660
    37,900         DESC, S.A. de C.V., Series B                                                                   324,086  **
     9,850         Empresas ICA Sociedad Controladora, S.A. de C.V. (ADR)                                         131,128
     9,000         Empresas La Moderna, S.A. de C.V. (ADR)                                                        176,063
    50,600         Fomento Economico Mexicano, S.A. de C.V., Series B                                             354,561
    76,400         GROUP CARSO, S.A. De C.V.,  Series A1                                                          481,810  **
    71,891         Grupo Financiero Inbursa, S.A. de C.V., Series B                                               251,875
    35,300         Grupo Industrial Bimbo, S.A. de C.V., Series A                                                 264,540
    33,900         Grupo Modelo, S.A. de C.V., Series C                                                           249,620
    10,710         Grupo Televisa, S.A. de C.V. (ADR)                                                             332,010
    42,200         Jugos del Valle, S.A. de C.V., Series B                                                         60,944  **
   158,700         Kimberly-Clark de Mexico, S.A. de C.V., Series A                                               693,606
    36,835         Telefonos de Mexico, S.A. de C.V. (ADR)                                                      1,593,115
    17,080         Tubos de Acero de Mexico, S.A. de C.V., (ADR)                                                  344,803  **
                                                                                                           --------------
                     TOTAL MEXICO (Cost: $6,190,271)                                                            7,615,434
                                                                                                           --------------

                   PERU (3.5%)
   128,725         Cementos Lima, S.A., Class T                                                                   266,082
   249,924         Cerveceria Backus y Johnston, S.A., Class T                                                    228,376
     3,820         Compania de Minas Buenaventura, S. A. (ADR)                                                     68,521
    29,094         Compania de Minas Buenaventura, S. A., Series B                                                269,071
    15,405         Credicorp, Limited (ADR)                                                                       276,327
     9,400         Telefonica del Peru, S.A., (ADR)                                                               185,650
   198,056         Telefonica del Peru, S.A., Series B                                                            394,798
                                                                                                           --------------
                     TOTAL PERU (Cost: $1,384,204)                                                              1,688,825
                                                                                                           --------------

**  Non-income producing.
See accompanying Notes to Financial Statements.

TCW Galileo Emerging Markets Fund

----------------------------------


 Number of
 Shares or
 Warrants          EQUITY SECURITIES                                                                            Value
----------         -----------------                                                                       --------------
                   PHILIPPINES (0.9%)
 1,260,100         Belle Corporation                                                                       $      112,635
   252,020         Belle Corporation, Warrants, expire 09/10/00                                                        31
    18,990         Manila Electric Company                                                                         57,288
    10,200         Philippine Long Distance Telephone Company                                                     249,302
                                                                                                           --------------
                     TOTAL PHILIPPINES (Cost: $737,255)                                                           419,256
                                                                                                           --------------
                   POLAND (2.4%)
    14,750         @Entertainment, Inc. (ADR)                                                                     169,625
     1,580         International Trading & Investments Holdings, S.A. (GDR)                                       371,300
     9,900         Krosno, S.A.                                                                                    96,729
    10,618         Powszechne Swiadectwo Udzialowe                                                                390,920
     1,800         Zaklady Piwowarskie w Zywcu, S.A. (ZYWIEC)                                                     132,540
                                                                                                           --------------
                     TOTAL POLAND (Cost: $1,425,872)                                                            1,161,114
                                                                                                           --------------

                   RUSSIA (4.0%)
    10,406         AO Mosenergo Joint Stock Company (144A) (ADR)                                                  437,052  *
     2,000         AO Tatneft (ADR)                                                                               280,000
     3,208         Lukoil Holdings (144A) (ADR)                                                                   266,264  *
        16         Nizhny Novgorod Svyazinform (144A) (Bridge Certificates)                                        84,000  *
        53         Samara Svyazinform (144A) (Bridge Certificates)                                                 47,700  *
    30,000         Surgutneftegaz (ADR)                                                                           270,000
     6,252         Unified Energy Systems (144A) (Bridge Certificates)                                            440,782  *
        23         Ural Telcom (144A) (Bridge Certificates)                                                        70,150  *
                                                                                                           --------------
                     TOTAL RUSSIA (Cost: $2,217,999)                                                            1,895,948
                                                                                                           --------------
                   SOUTH AFRICA (4.7%)
    24,520         Barlow, Limited                                                                                246,854
    44,693         JD Group, Limited                                                                              299,654
    23,400         Johnnies Industrial Corp., Limited                                                             262,294
    10,340         Liberty Life Association of Africa, Limited                                                    257,561
    13,900         Nedcor, Limited                                                                                291,417
   139,000         New Africa Investments, Limited, Series N                                                      113,970
    30,040         Rembrandt Group, Limited                                                                       246,306
    42,660         Sasol, Limited                                                                                 513,602
                                                                                                           --------------
                     TOTAL SOUTH AFRICA (Cost: $2,513,231)                                                      2,231,658
                                                                                                           --------------

                   SOUTH KOREA (Cost: $575)  (0.0%)
        11         Samsung Electronics Company, Limited                                                               430
                                                                                                           --------------


* Restricted security. (See Note 6)
See accompanying Notes to Financial Statements.

                                                        TCW GALILEO FUNDS, INC.


                                                               October 31, 1997


 Number
 of Shares         EQUITY SECURITIES                                                                            Value
----------         -----------------                                                                       --------------


                   TAIWAN (3.4%)
    10,490         China Steel, Limited (GDR)                                                              $      152,105
   100,600         R.O.C. Taiwan Fund, Limited                                                                    873,963
    30,000         Taiwan Semiconductor Manufacturing Company, Limited (ADR)                                      594,375
                                                                                                           --------------
                      TOTAL TAIWAN (Cost: $2,086,879)                                                           1,620,443
                                                                                                           --------------

                   TURKEY (6.2%)
 3,700,000         Aksigorta, A.S.                                                                                287,017
   950,000         Baticim Bati Anadolu Cimento Sanayii,  A.S.                                                    134,458
   970,000         Cimsa Cimento Sanayi Ve Ticaret, A.S.                                                          219,134
    43,500         Haci Omer Sabanci Holdings (144A) (ADR)                                                        565,500  *
 1,110,000         Netas Northern Electric Telekomunikasyon, A.S.                                                 332,335
 7,800,000         Trakya Cam Sanayii, A.S.                                                                       562,602
10,400,000         Turkey Garanti Bankasi, A.S.                                                                   537,833
 2,900,000         Vestel Elektronik Sanayi Ve Ticaret, A.S.                                                      224,959
     2,630         Yapi Ve Kredi Bankasi, A.S. (144A) (GDR)                                                        78,900  *
                                                                                                           --------------
                     TOTAL TURKEY (Cost: $3,077,290)                                                            2,942,738
                                                                                                           --------------

                   VENEZUELA (4.7%)
    40,000         Banco Provincial, S.A. de C.V.                                                                  79,720
   466,995         C.A. La Electricidad de Caracas                                                                612,683
    35,250         Compania Anonima Nacional Telefonos de Venezuela (ADR)                                       1,542,189  **
                                                                                                           --------------
                     TOTAL VENEZUELA (Cost: $1,477,387)                                                         2,234,592
                                                                                                           --------------

                   TOTAL COMMON STOCK (Cost: $37,267,036) (80.2%)                                              38,262,961
                                                                                                           --------------

                   PREFERRED STOCK
                   ---------------
                   ARGENTINA (Cost: $97,906)  (0.2%)
     7,650         Quilmes Industrial, S.A. (ADR)                                                                  94,669
                                                                                                           --------------

                   BRAZIL (7.4%)
 3,700,000         Companhia Paranaense de Energia (COPEL), Series B                                               44,660
   633,289         CENTRAIS ELETRICAS BRASILEIRAS, S.A. (ELECTROBRAS),
                    Series B                                                                                      273,945
   432,677         Companhia Cervejaria Brahma                                                                    270,742
    21,625         COMPANHIA ENERGETICA DE MINAS GERIAS (CEMIG) (ADR)                                             859,594
   198,376         Companhia Riograndense de Telecomunicacoes                                                     152,915
    21,158         Companhia Vale do Rio Doce                                                                     408,693
   312,000         Itausa - Investimentos Itau, S.A.                                                              212,206
 2,280,000         Petrobras Distribudora, S.A.                                                                    41,146
 1,873,000         Petroleo Brasileiro, S.A.  (PETROBRAS)                                                         348,204

*  Restricted security. (See Note 6)
** Non-Income producing.
See accompanying Notes to Financial Statements.

TCW Galileo Emerging Markets Fund

----------------------------------


 Number of
 Shares or
  Rights           PREFERRED STOCK                                                                              Value
----------         ---------------                                                                         --------------
                   BRAZIL (CONTINUED)
   217,000         Sadia-Concordia, S.A. Industria e Comercio                                              $      216,469
 4,822,166         Telecomunicacoes Brasileiras, S.A.  (TELEBRAS)                                                 481,036
   946,282         Telecomunicacoes de Sao Paulo, S.A.  (TELESP)                                                  247,147
    37,187         Telecomunicacoes de Sao Paulo, S.A. (TELESP),
                     Rights, expire 11/07/97                                                                          337 **
                                                                                                           --------------
                     TOTAL BRAZIL (Cost: $3,160,325)                                                            3,557,094
                                                                                                           --------------
                   TOTAL PREFERRED STOCK (Cost: $3,258,231) (7.6%)                                              3,651,763
                                                                                                           --------------

                   TOTAL EQUITY SECURITIES (Cost: $40,525,267) (87.8%)                                         41,914,724
                                                                                                           --------------

Principal
 Amount            CONVERTIBLE SECURITIES  (Cost: $341,000)
----------         ----------------------------------------
                   PHILIPPINES  (0.5%)
$  350,000         Bacnotan Consolidated Industries Inc., Convertible Bond,
                     5.5%, due 06/21/04                                                                           215,250
                                                                                                           --------------

                   SHORT-TERM INVESTMENT (Cost: $3,139,846) (6.6%)
                   -----------------------------------------------
 3,139,846         Bank of New York Depository Reserve, 4.6%, due 11/03/97                                      3,139,846
                                                                                                           --------------

                   TOTAL INVESTMENTS (COST: $44,006,113) (94.9%)                                               45,269,820

                   EXCESS OF OTHER ASSETS OVER LIABILITIES (5.1%)                                               2,456,648
                                                                                                           --------------

                   NET ASSETS (100%)                                                                       $   47,726,468
                                                                                                           ==============

** Non-income producing.
See accompanying Notes to Financial Statements.

                                                        TCW GALILEO FUNDS, INC.


TCW Galileo Latin America Equity Fund

                                                                October 31, 1997

SCHEDULE OF INVESTMENTS
-----------------------

  Number
 of Shares      EQUITY SECURITIES                                                       Value
-----------     -----------------                                                    -----------
                COMMON STOCK
                ------------
                ARGENTINA (10.9% OF Net Assets)
    19,297      Banco de Galicia y Buenos Aires, S.A., (ADR)                         $   467,651
    21,700      Banco Frances del Rio de la Plata, S.A., (ADR)                           227,850
    82,000      IRSA Inversiones y Representaciones, S.A.                                275,677
    59,316      Molinos Rio de la Plata, S.A., Series B                                  146,594
   279,557      Perez Companc, S.A.                                                    1,751,025
   216,138      Siderca, S.A., Series A                                                  529,840
    12,723      Telecom Argentina STET-France Telecom, S.A., Series B                     63,651
     9,850      Telecom Argentina STET-France Telecom, S.A., Series B (ADR)              249,328
    22,090      Telefonica de Argentina, Sociedad Anonima, Series B (ADR)                621,281
    52,870      Yacimientos Petroliferos Fiscales Sociedad del Estado,
                Series D (ADR)                                                         1,691,840
                                                                                     -----------
                TOTAL ARGENTINA (Cost: $4,799,618)                                     6,024,737
                                                                                     -----------
                BRAZIL (13.8%)
 5,230,000      COMPANHIA ENERGETICA  DE MINAS GERIAS (CEMIG)                            208,688
 2,175,033      CENTRAIS ELETRICAS BRASILEIRAS, S.A. (ELETROBRAS)                        877,745
   827,400      Empresa Nacional de Comercio Redito e Participacoes, S.A.                     --
     2,030      Espirito Santo Centrais Eletricas, S.A. (ESCELSA)                        368,187
 1,074,900      Light Participacoes, S.A.                                                274,891  **
 5,200,000      Telecomunicacoes Brasileiras, S.A. (TELEBRAS)                            462,091
    53,625      Telecomunicacoes Brasileiras, S.A. (TELEBRAS) (ADR)                    5,442,937
                                                                                     -----------
                TOTAL BRAZIL (Cost: $4,641,980)                                        7,634,539
                                                                                     -----------
                CHILE (8.4%)
     9,960      Banco BHIF (ADR)                                                         172,433
    18,440      Banco Santander  Chile, Series A (ADR)                                   239,720
     9,300      Chilectra, S.A. (144A) (ADR)                                             241,800  *
     9,221      Chilgener, S.A. (ADR)                                                    251,272
    22,400      Compania de Telecomunicaciones de Chile, S.A., Series A (ADR)            621,600
    30,500      Embotelladora Andina, S.A., (ADR)                                        732,000
    11,840      Embotelladora Andina, S.A., Series B (ADR)                               242,720
    20,962      Enersis, S.A. (ADR)                                                      691,746
   185,491      The Five Arrows Chile Investment Trust, Limited                          508,245
    14,987      Genesis Chile Fund, Limited                                              599,480
     5,275      Santa Isabel, S.A.  (ADR)                                                 97,588  **
     9,400      Vina Concha y Toro, S.A. (ADR)                                           256,150
                                                                                     -----------
                TOTAL CHILE (Cost: $4,467,664)                                         4,654,754
                                                                                     -----------
                COLOMBIA (3.7%)
    32,400      Almacenes Exito, S.A.                                                    114,796
    54,394      Banco de Bogota                                                          308,865
    13,470      Banco Industrial Colombiano  (ADS)                                       215,520

*  Restricted security. (See Note 6)
** Non-income producing.
See accompanying Notes to Financial Statements.

TCW Galileo Latin America Equity Fund


SCHEDULE OF INVESTMENTS CONTINUED
---------------------------------

  Number
 of Shares      EQUITY SECURITIES                                                       Value
-----------     -----------------                                                    -----------
                COLOMBIA (CONTINUED)
    41,750      Bavaria CB                                                           $   440,038
    30,028      Compania de Cemento Argos, S.A.                                          200,872
    26,809      Compania Nacional de Chocolates, S.A.                                    214,789
    23,900      Compania Suramericana de Seguros, S.A.                                   529,830
                                                                                     -----------
                TOTAL COLOMBIA (Cost: $2,233,698)                                      2,024,710
                                                                                     -----------
                LATIN AMERICA REGIONAL (Cost:  $481,219) (1.1%)
    19,400      Panamerican Beverages, Inc. (ADR)                                        601,400
                                                                                     -----------
                MEXICO (32.8%)
   258,990      Alfa, S.A. de C.V., Series A                                           1,882,445
    98,500      Apasco, S.A. de C.V.                                                     596,615  **
   352,500      Cemex, S.A. de C.V., Series B                                          1,540,617
    62,726      Cifra, S.A. de C.V., Series A                                            114,576
   780,640      Cifra, S.A. de C.V., Series C                                          1,344,333
    80,900      DESC, S.A. de C.V., Series B                                             691,781
    25,900      Empresas ICA Sociedad Controladora, S.A. de C.V. (ADR)                   344,794
    25,900      Empresas La Moderna, S.A. de C.V. (ADR)                                  506,669
    82,900      Fomento Economico Mexicano, S.A. de C.V., Series B                       580,891
   188,000      GROUPO CARSO, S.A. de C.V., Series A1                                  1,185,606  **
   189,639      Grupo Financiero Inbursa, S.A. de C.V., Series B                         664,412
    85,100      Grupo Industrial Bimbo, S.A. de C.V., Series A                           637,745
    13,290      SanLuis Corporacion, S.A. de C.V.                                        102,279
    93,000      Grupo Modelo, S.A. de C.V., Series C                                     684,798
    27,640      Grupo Televisa, S.A. de C.V. (ADR)                                       856,840
    20,200      Industries Bachoco, S.A.  (ADR)                                          343,400
    87,700      Jugos Del Valle, S.A. de C.V., Series B                                  126,655  **
   401,500      Kimberly-Clark de Mexico, S.A. de C.V., Series A                       1,754,774
    76,745      Telefonos de Mexico, S.A. de C.V. (ADR)                                3,319,221
    44,032      Tubos de Acero de Mexico, S.A. de C.V. (ADR)                             888,896  **
                                                                                     -----------
                TOTAL MEXICO (Cost: $13,377,305)                                      18,167,347
                                                                                     -----------
                PERU (4.6%)
   153,856      Cementos Lima, S.A., Class T                                             318,029
   335,389      Cerveceria Backus y Johnston, S.A., Class T                              306,472
    11,400      Compania de Minas Buenaventura, S.A. (ADR)                               204,488
    44,046      Compania de Minas Buenaventura, S.A., Series B                           407,352
    26,568      Credicorp, Limited (ADR)                                                 476,563
     9,100      Telefonica del Peru, S.A., (ADR)                                         179,725
   328,153      Telefonica del Peru, S.A., Series B                                      654,130
                                                                                     -----------
                TOTAL PERU (Cost: $2,080,624)                                          2,546,759
                                                                                     -----------

** Non-income producing.
See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.


                                                                OCTOBER 31, 1997


  Number
 of Shares      EQUITY SECURITIES                                                       Value
-----------     -----------------                                                    -----------
                VENEZUELA (3.6%)
    50,000      Banco Provincial, S.A. de C.V.,                                      $    99,649
   816,466      C.A. La Electricidad de Caracas                                        1,071,177
    16,550      Compania Anonima Nacional Telefonos de Venezuela (ADR)                   724,063   **
    15,500      Mavesa (ADR)                                                             116,250
                                                                                     -----------
                TOTAL VENEZUELA (Cost: $1,346,562)                                     2,011,139
                                                                                     -----------

                TOTAL COMMON STOCK (Cost: $33,428,670) (78.9%)                        43,665,385
                                                                                     -----------
                PREFERRED STOCK
                ---------------
                BRAZIL (16.5%)
   383,700      Banco Itau, S.A.                                                         154,844
28,900,000      Companhia Paranaense de Energia (COPEL), Series B                        348,834
 1,786,180      CENTRAIS ELECTRICAS BRASILEIRAS, S.A.
                 (ELECTROBRAS), Series B                                                 772,656
 1,100,491      Companhia Cervejara Brahma                                               688,618
   970,000      Companhia Cimento Portland Itau                                          248,944
     2,137      COMPANHIA ENERGETICA DE MINAS GERAIS (CEMIG) (144A) (ADR)                 84,946  *
    39,950      COMPANHIA ENERGETICA DE MINAS GERAIS (CEMIG) (ADR)                     1,588,012
    64,242      Companhia Vale do Rio Doce                                             1,240,913
   676,000      Itausa - Investimentos Itau, S.A.                                        459,780
 9,450,000      Petrobras Distribudora, S.A.                                             170,540
 8,980,000      Petroleo Brasiliero, S.A. (PETROBRAS)                                  1,669,448
 7,155,257      Telecomunicacoes Brasileiras, S.A. (TELEBRAS)                            713,774
 3,143,800      Telecomunicacoes de Sao Paulo, S.A. (TELESP)                             821,089
   105,121      Telecomunicacoes de Sao Paulo, S.A. (TELESP), Rights,
                 expire 11/07/97                                                             953  **
    21,500      Usinas Siderurgicas de Minas Gerais, S.A. (USIMINAS)                     155,981
                                                                                     -----------

                TOTAL PREFERRED STOCK (Cost: $7,853,193) (16.5%)                       9,119,332
                                                                                     -----------

                TOTAL EQUITY SECURITIES (Cost: $41,281,863) (95.4%)                   52,784,717
                                                                                     -----------

 Principal
   Amount       SHORT-TERM INVESTMENT (Cost: $1,568,128) (2.8%)
------------    -----------------------------------------------
$1,568,128      Bank of New York Depository Reserve, 4.6%, due 11/03/97                1,568,128
                                                                                     -----------

                TOTAL INVESTMENTS (Cost: $42,849,991) (98.2%)                         54,352,845

                EXCESS OF OTHER ASSETS OVER LIABILITIES (1.8%)                           982,660
                                                                                     -----------

                NET ASSETS (100%)                                                    $55,335,505
                                                                                     ===========

*  Restricted security. (See Note 6)
** Non-income producing.
See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------
                                                           TCW Galileo                    TCW Galileo
                                                           Money Market                   Core Fixed
                                                               Fund                       Income Fund
                                                           ------------                   -----------
ASSETS

   Investments, at Value /(1)/                             $    222,088                   $    20,006
   Receivables for Fund Shares Sold                                   -                           112
   Receivables for Securities Sold                                    -                           560
   Accrued Interest and Dividends Receivable                      1,704                           245
   Deferred Organization Costs                                        -                             3
                                                           ------------                   -----------
          Total Assets                                          223,792                        20,926
                                                           ------------                   -----------

LIABILITIES

   Payables for Fund Shares Redeemed                                  -                             -
   Distributions Payable                                            930                           110
   Payables for Securities Purchased                                  -                         1,407
   Management Fees and Other Accrued Expenses                        91                            41
                                                           ------------                   -----------
          Total Liabilities                                       1,021                         1,558
                                                           ------------                   -----------
NET ASSETS                                                 $    222,771                   $    19,368
                                                           ============                   ===========

NET ASSETS CONSIST OF:

   Paid-in Capital                                         $    222,771                   $    21,567
   Undistributed Net Realized Gain (Loss) on Investments              -                        (3,217)
   Unrealized Appreciation (Depreciation) on Investments              -                           445
   Undistributed (Overdistributed) Net Investment Income              -                           573
                                                           ------------                   -----------
NET ASSETS                                                 $    222,771                   $    19,368
                                                           ============                   ===========

CAPITAL SHARES OUTSTANDING                                  222,771,033                     2,012,966
                                                           ============                   ===========
NET ASSET VALUE PER SHARE                                  $       1.00                   $      9.62
                                                           ============                   ===========

/(1)/ The identified cost for the TCW Galileo Money Market Fund, the TCW Galileo
      Core Fixed Income Fund, the TCW Galileo High Yield Bond Fund, the TCW Galileo Mortgage Backed Securities Fund, the TCW Galileo Long-Term Mortgage Backed Securities Fund and the TCW Convertible Securities Fund at October 31, 1997 was $222,088, $19,561, $205,353, $55,972, $78,484 and
      $33,525 respectively.

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.

                                                     Dollar Amounts in Thousands
                                                      (Except per Share Amounts)

                                                                October 31, 1997

  TCW Galileo                TCW Galileo            TCW Galileo Long-Term             TCW Galileo
  High Yield               Mortgage Backed             Mortgage Backed                Convertible
   Bond Fund               Securities Fund             Securities Fund              Securities Fund
--------------             ---------------          ----------------------          ---------------
$      209,893              $       54,637              $        81,627              $       36,760
            88                           -                            5                           -
         1,532                         600                          128                         387
         5,370                         423                          571                         279
             3                           3                            6                           3
--------------              --------------              ---------------              --------------
       216,886                      55,663                       82,337                      37,429
--------------              --------------              ---------------              --------------

         4,730                           -                          200                           -
         1,636                         285                          618                           -
         1,564                           -                            -                         468
           195                          71                           77                          71
--------------              --------------              ---------------              --------------
         8,125                         356                          895                         539
--------------              --------------              ---------------              --------------
$      208,761              $       55,307              $        81,442              $       36,890
==============              ==============              ===============              ==============

$      201,054              $       63,316              $        77,539              $       31,176
         2,871                      (5,455)                         473                       2,477
         4,540                      (1,335)                       3,143                       3,235
           296                      (1,219)                         287                           2
--------------              --------------              ---------------              --------------
$      208,761              $       55,307              $        81,442              $       36,890
==============              ==============              ===============              ==============

    20,646,868                   5,701,120                    8,218,873                   3,232,972
==============              ==============              ===============              ==============

$        10.11              $         9.70              $          9.91              $        11.41
==============              ==============              ===============              ==============


STATEMENTS OF ASSETS AND LIABILITIES (Continued)
------------------------------------------------

                                                                                        TCW                        TCW Galileo
                                                                                    Galileo Core                Earnings Momentum
                                                                                    Equity Fund                       Fund
                                                                                    ------------                -----------------
ASSETS
   Investments, at Value /(1)/                                                      $    155,994                   $    103,950
   Receivables for Fund Shares Sold                                                          166                              -
   Receivables for Securities Sold                                                            53                          1,986
   Unrealized Appreciation of Forward Foreign Currency Contracts                               -                              -
   Accrued Interest and Dividends Receivable                                                 174                             12
   Deferred Organization Costs                                                                 3                              1
                                                                                    ------------                   ------------
          Total Assets                                                                   156,390                        105,949
                                                                                    ------------                   ------------
LIABILITIES

   Payables for Fund Shares Redeemed                                                           -                              -
   Payables for Securities Purchased                                                           -                          4,151
   Management Fees and Other Accrued Expenses                                                277                            131
                                                                                    ------------                   ------------
          Total Liabilities                                                                  277                          4,282
                                                                                    ------------                   ------------
NET ASSETS                                                                          $    156,113                   $    101,667
                                                                                    ============                   ============
NET ASSETS CONSIST OF:

   Paid-in Capital                                                                  $     46,832                   $     74,995
   Undistributed Net Realized Gain (Loss) on Investments and
     Foreign Currency Transactions                                                        58,504                          7,865
   Unrealized Appreciation (Depreciation) on Investments
     and Foreign Currency Translations                                                    50,612                         20,377
   Undistributed (Overdistributed) Net Investment Income                                     165                              -
   Net Investment (Loss)                                                                       -                         (1,570)
                                                                                    ------------                   ------------
NET ASSETS                                                                          $    156,113                   $    101,667
                                                                                    ============                   ============
CAPITAL SHARES OUTSTANDING                                                             8,091,318                      7,327,493
                                                                                    ============                   ============
NET ASSET VALUE PER SHARE                                                           $      19.29                   $      13.87
                                                                                    ============                   ============

/(1)/ The identified cost for the TCW Galileo Core Equity Fund, the TCW Galileo
      Earnings Momentum Fund, the TCW Galileo Mid-Cap Growth Fund, the TCW Galileo Small Cap Growth Fund, the TCW Galileo Asia Pacific Equity Fund, the TCW Galileo Emerging Markets Fund and the TCW Galileo Latin America Equity Fund at October 31, 1997 was $105,382, $83,573, $112,201, $99,172,
      $22,874, $44,006 and $42,850, respectively.

See accompanying Notes to Financial Statements.

                                                                                                             TCW GALILEO FUNDS, INC.

                                                                                                         Dollar Amounts in Thousands
                                                                                                          (Except per Share Amounts)

                                                                                                                    October 31, 1997


         TCW Galileo              TCW Galileo                  TCW Galileo                TCW Galileo                TCW Galileo
           Mid-Cap                 Small Cap                   Asia Pacific            Emerging Markets             Latin America
         Growth Fund              Growth Fund                  Equity Fund                   Fund                    Equity Fund
         -----------              -----------                  -----------             ----------------             -------------
         $   144,773              $   145,696                  $   19,532              $      45,270                $      54,353
                   -                       53                           -                          -                           36
                 936                    2,904                       2,097                      3,118                          932
                   -                        -                           -                         35                           93
                  34                       14                          25                         66                           83
                   2                        3                           2                          2                            3
         -----------              -----------                  ----------              -------------                -------------
             145,745                  148,670                      21,656                     48,491                       55,500
         -----------              -----------                  ----------              -------------                -------------



               2,825                    2,511                           -                         11                            -
               6,909                    1,218                         241                        621                            -
                 161                      185                          88                        133                          164
         -----------              -----------                  ----------              -------------                -------------
               9,895                    3,914                         329                        765                          164
         -----------              -----------                  ----------              -------------                -------------
         $   135,850              $   144,756                  $   21,327              $      47,726                $      55,336
         ===========              ===========                  ==========              =============                =============



         $   115,616              $    89,492                  $   20,834              $      51,337                $      57,306

             (11,123)                  11,233                       4,068                     (5,020)                     (14,458)

              32,572                   46,524                      (3,342)                     1,299                       11,596
                   -                        -                        (233)                       110                          892
              (1,215)                  (2,493)                          -                          -                            -
         -----------              -----------                  ----------              -------------                -------------

         $   135,850              $   144,756                  $   21,327              $      47,726                $      55,336
         ===========              ===========                  ==========              =============                =============

          14,451,046                7,724,218                   2,891,878                  5,737,619                    4,424,572
         ===========              ===========                  ==========              =============                =============

         $      9.40              $     18.74                  $     7.37              $        8.32                $       12.51
         ===========              ===========                  ==========              =============                =============

STATEMENTS OF OPERATIONS
------------------------


                                                                                   TCW Galileo                 TCW Galileo
                                                                                  Money Market                 Core Fixed
                                                                                      Fund                    Income Fund
                                                                              --------------------        --------------------
INVESTMENT INCOME

   Income:
      Dividends                                                               $                -          $               -
      Interest                                                                            13,174                      1,559
                                                                                 ----------------           ----------------
          Total                                                                           13,174                      1,559
                                                                                 ----------------           ----------------

   Expenses:
      Management Fees                                                                        592                         77
      Accounting Service Fees                                                                237                         35
      Custodian Fees                                                                          40                          6
      Transfer Agent Fees                                                                     35                         34
      Registration Fees                                                                        3                          7
      Directors' Fees and Expenses                                                             9                          9
      Audit and Tax Fees                                                                      15                         16
      Amortization of Deferred Organization Costs                                              -                         10
      Other                                                                                   24                         11
                                                                                 ----------------           ----------------
   Total Expenses                                                                            955                        205
   Less Expenses Borne by Investment Adviser                                                  11                          -
                                                                                 ----------------           ----------------
   Net Expenses                                                                              944                        205
                                                                                 ----------------           ----------------
   Net Investment Income                                                                  12,230                      1,354
                                                                                 ----------------           ----------------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS

   Net Realized Gain (Loss) on Investments During the Year                                     -                        241
   Change in Unrealized Appreciation
    on Investments During the Year                                                             -                         42
                                                                                 ----------------           ----------------
   Net Realized and Unrealized Gain on Investments
    During the Year                                                                            -                        283
                                                                                 ----------------           ----------------

INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                      $        12,230            $         1,637
                                                                                 ================           ================




See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.

                                                     Dollar Amounts in Thousands
                                                     Year Ended October 31, 1997


TCW Galileo      TCW Galileo        TCW Galileo Long-Term        TCW Galileo
High Yield      Mortgage Backed         Mortgage Backed           Convertible
Bond Fund       Securities Fund        Securities Fund       Securities Fund /(1)/
-----------     ---------------     ---------------------    -------------------
$         -       $         -            $         -             $       329
     21,365             3,615                  8,641                     861
-----------       -----------            -----------             -----------
     21,365             3,615                  8,641                   1,190
-----------       -----------            -----------             -----------

      1,612               265                    512                     198
         35                35                     35                      29
         21                11                     12                      11
         40                35                     38                      11
          5                 6                      5                       4
          9                 9                      9                       8
         16                23                     24                      17
         10                10                     10                       1
         46                16                     21                       7
-----------       -----------            -----------             -----------
      1,794               410                    666                     286
          -                 -                      -                      35
-----------       -----------            -----------             -----------
      1,794               410                    666                     251
-----------       -----------            -----------             -----------
     19,571             3,205                  7,975                     939
-----------       -----------            -----------             -----------


      5,556               (78)                   569                   2,477

        804               248                  1,875                   1,623
-----------       -----------            -----------             -----------

      6,360               170                  2,444                   4,100
-----------       -----------            -----------             -----------

$    25,931       $     3,375            $    10,419             $     5,039
===========       ===========            ===========             ===========

(1) For the period January 2, 1997 (commencement of operations) through October 31, 1997.

------------------------------------

                                                                    TCW           TCW Galileo
                                                                Galileo Core   Earnings Momentum
                                                                Equity Fund          Fund
                                                               -------------   -----------------
INVESTMENT INCOME

   Income:
      Dividends                                                $       1,987     $          80
      Interest                                                             -                95
                                                               -------------     -------------
          Total                                                        1,987               175
                                                               -------------     -------------
   Expenses:
      Management Fees                                                  1,628               828
      Accounting Service Fees                                             35                35
      Custodian Fees                                                      31                24
      Transfer Agent Fees                                                 41                31
      Registration Fees                                                   13                 6
      Directors' Fees and Expenses                                         9                 9
      Audit and Tax Fees                                                  16                16
      Amortization of Deferred Organization Costs                         10                 1
      Other                                                               23                19
                                                               -------------     -------------
   Total Expenses                                                      1,806               969
                                                               -------------     -------------
   Net Investment Income (Loss)                                          181              (794)
                                                               -------------     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY

   Net Realized Gain (Loss) on Investments and
    Foreign Currency Transactions During the Year                     58,507             7,257
   Change in Unrealized Appreciation (Depreciation) on
    Investments and Foreign Currency Translations
    During the Year                                                   (9,558)            8,786
                                                               -------------     -------------
   Net Realized and Unrealized Gain (Loss) on Investments
    and Foreign Currency During the Year                              48,949            16,043
                                                               -------------     -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                               $      49,130     $      15,249
                                                               =============     =============

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.

                                                     Dollar Amounts in Thousands
                                                     Year Ended October 31, 1997


  TCW Galileo       TCW Galileo         TCW Galileo           TCW Galileo             TCW Galileo
    Mid-Cap          Small Cap          Asia Pacific        Emerging Markets         Latin America
  Growth Fund       Growth Fund         Equity Fund              Fund                 Equity Fund
 --------------    -------------       --------------      ------------------       ---------------

   $      69        $     135           $     617/(1)/        $   1,013/(1)/          $   1,676/(1)/
         204              184                  54                   144                      84
   ---------        ---------           ---------             ---------               ---------
         273              319                 671                 1,157                   1,760
   ---------        ---------           ---------             ---------               ---------

       1,090            1,290                 457                   623                     754
          35               35                  35                    35                      35
          14               29                 117                   203                     225
          36               39                  29                    30                      36
           5               24                   6                     5                       5
           8                9                   9                     9                       9
          16               16                  16                    16                      16
           -                2                   2                     3                      10
          13               26                  10                    12                      12
   ---------        ---------           ---------             ---------               ---------
       1,217            1,470                 681                   936                   1,102
   ---------        ---------           ---------             ---------               ---------
        (944)          (1,151)                (10)                  221                     658
   ---------        ---------           ---------             ---------               ---------




      (8,474)          10,965               4,190                 4,502                  17,076


      12,646            2,818              (9,363)               (1,473)                  3,998
   ---------        ---------           ---------             ---------               ---------

       4,172           13,783              (5,173)                3,029                  21,074
   ---------        ---------           ---------             ---------               ---------

   $   3,228        $  12,632           $  (5,183)            $   3,250               $  21,732
   =========        =========           =========             =========               =========


(1) Net of foreign taxes withheld of $50, $70 and $105 for TCW Galileo Asia Pacific Equity Fund, TCW Galileo Emerging Markets Fund and TCW Galileo Latin America Equity Fund, respectively. None of the foreign taxes withheld are subject to reclaim.

TCW Galileo Money Market Fund


                                                                                                         Dollar Amounts in Thousands
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                                                    Year Ended                    Year Ended
                                                                                 October 31, 1997              October 31, 1996
                                                                                 ----------------              ----------------
OPERATIONS

   Net Investment Income                                                         $        12,230               $      9,174
                                                                                 ---------------               ------------


DISTRIBUTIONS TO SHAREHOLDERS

   Distributions from Net Investment Income                                              (12,230)                    (9,174)
                                                                                 ---------------               ------------


CAPITAL SHARE TRANSACTIONS

   Proceeds from Shares Sold
    (1,234,945,155 shares in 1997 and 1,034,355,297 shares in 1996)                    1,234,945                  1,034,355
   Proceeds from Shares Issued upon Reinvestment of Dividends
    (5,434,998 shares in 1997 and 4,792,741 shares in 1996)                                5,435                      4,793
   Cost of Shares Redeemed
    (1,251,280,223 shares in 1997 and 891,779,229 shares in 1996)                     (1,251,280)                  (891,779)
                                                                                 ---------------               ------------
   Increase (Decrease) in Net Assets Resulting from Capital
    Share Transactions                                                                   (10,900)                   147,369
                                                                                 ---------------               ------------
   Increase (Decrease) in Net Assets                                                     (10,900)                   147,369


NET ASSETS

   Beginning of Year                                                                     233,671                     86,302
                                                                                 ---------------               ------------
   End of Year                                                                   $       222,771               $    233,671
                                                                                 ===============               ============

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.

TCW Galileo Core Fixed Income Fund

                                                     Dollar Amounts in Thousands


STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                                                  Year Ended                      Year Ended
                                                                               October 31, 1997                October 31, 1996
                                                                              ------------------              ------------------
OPERATIONS

   Net Investment Income                                                      $           1,354                $            1,859
   Net Realized Gain on Investments                                                         241                               165
   Change in Unrealized Appreciation (Depreciation) on
    Investments                                                                               42                             (887)
                                                                              ------------------               ------------------
   Increase in Net Assets Resulting from Operations                                        1,637                            1,137
                                                                              ------------------               ------------------

DISTRIBUTIONS TO SHAREHOLDERS

   Distributions from Net Investment Income                                               (1,373)                          (1,844)
                                                                              ------------------               ------------------

CAPITAL SHARE TRANSACTIONS

   Proceeds from Shares Sold
    (717,575 shares in 1997 and 1,277,842 shares in 1996)                                  6,812                           12,275
   Proceeds from Shares Issued upon Reinvestment of Dividends
    (138,935 shares in 1997 and 169,477 shares in 1996)                                    1,310                            1,595
   Cost of Shares Redeemed
    (1,490,800 shares in 1997 and 2,570,171 shares in 1996)                              (14,024)                         (24,393)
                                                                              ------------------               ------------------
   (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                                            (5,902)                         (10,523)
                                                                              ------------------               ------------------
   (Decrease) in Net Assets                                                               (5,638)                         (11,230)


NET ASSETS

   Beginning of Year                                                                      25,006                           36,236
                                                                              ------------------               ------------------
   End of Year                                                                $           19,368               $           25,006
                                                                              ==================               ==================

See accompanying Notes to Financial Statements.

TCW Galileo High Yield Bond Fund



                                                                                                         Dollar Amounts in Thousands

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------
                                                                                     Year Ended                        Year Ended
                                                                                  October 31, 1997                  October 31, 1996
                                                                                  ----------------                  ----------------
OPERATIONS

   Net Investment Income                                                          $       19,571                    $      11,400
   Net Realized Gain (Loss) on Investments                                                 5,556                           (1,228)
   Change in Unrealized Appreciation
    on Investments                                                                           804                            2,582
                                                                                  --------------                    -------------
   Increase in Net Assets Resulting from Operations                                       25,931                           12,754
                                                                                  --------------                    -------------


DISTRIBUTIONS TO SHAREHOLDERS

   Distributions from Net Investment Income                                              (19,383)                         (11,413)
                                                                                  --------------                   --------------


CAPITAL SHARE TRANSACTIONS

   Proceeds from Shares Sold
    (13,039,199 shares in 1997 and 13,695,295 shares in 1996)                            130,756                          132,706
   Proceeds from Shares Issued upon Reinvestment of Dividends
    (1,688,689 shares in 1997 and 795,733 shares in 1996)                                 16,818                            7,704
   Cost of Shares Redeemed
    (12,886,525 shares in 1997 and 5,199,280 shares in 1996)                            (129,176)                         (50,588)
                                                                                  --------------                   --------------
   Increase in Net Assets Resulting from
    Capital Share Transactions                                                            18,398                           89,822
                                                                                  --------------                   --------------
   Increase in Net Assets                                                                 24,946                           91,163


NET ASSETS

   Beginning of Year                                                                     183,815                           92,652
                                                                                  --------------                   --------------
   End of Year                                                                    $      208,761                   $      183,815
                                                                                  ==============                   ==============

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.

TCW Galileo Mortgage Backed Securities Fund

                                                     Dollar Amounts in Thousands


STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------
                                                                                      Year Ended                      Year Ended
                                                                                   October 31, 1997                October 31, 1996
                                                                                   ----------------                ----------------
OPERATIONS

   Net Investment Income                                                           $       3,205                   $        3,959
   Net Realized (Loss) on Investments                                                        (78)                            (861)
   Change in Unrealized Appreciation
    on Investments                                                                           248                            2,487
                                                                                   -------------                   --------------
   Increase in Net Assets Resulting from Operations                                        3,375                            5,585
                                                                                   -------------                   --------------


DISTRIBUTIONS TO SHAREHOLDERS

   Distributions from Net Investment Income                                               (2,046)                          (3,794)
   Distributions in Excess of Net Investment Income                                       (1,219)                          (1,159)
                                                                                   -------------                   --------------
      Total Distributions to Shareholders                                                 (3,265)                          (4,953)
                                                                                   -------------                   --------------

CAPITAL SHARE TRANSACTIONS

   Proceeds from Shares Sold
    (8,709,536 shares in 1997 and 5,564,984 shares in 1996)                               84,756                           53,480
   Proceeds from Shares Issued upon Reinvestment of Dividends
    (321,824 shares in 1997 and 453,325 shares in 1996)                                    3,115                            4,350
   Cost of Shares Redeemed
    (9,728,007 shares in 1997 and 8,115,490 shares in 1996)                              (94,509)                         (77,993)
                                                                                   -------------                   --------------
   (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                                            (6,638)                         (20,163)
                                                                                   -------------                   --------------
   (Decrease) in Net Assets                                                               (6,528)                         (19,531)


NET ASSETS

   Beginning of Year                                                                      61,835                           81,366
                                                                                   -------------                   --------------
   End of Year                                                                     $      55,307                   $       61,835
                                                                                   =============                   ==============

See accompanying Notes to Financial Statements.

TCW Galileo Long-Term Mortgage Backed Securities Fund

                                                     Dollar Amounts in Thousands



STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                                                    Year Ended                        Year Ended
                                                                                 October 31, 1997                  October 31, 1996
                                                                                 ----------------                  ----------------
OPERATIONS

   Net Investment Income                                                         $         7,975                   $        5,912
   Net Realized Gain on Investments                                                          569                              466
   Change in Unrealized Appreciation
    on Investments                                                                         1,875                              827
                                                                                 ---------------                   --------------
   Increase in Net Assets Resulting from Operations                                       10,419                            7,205
                                                                                 ---------------                   --------------


DISTRIBUTIONS TO SHAREHOLDERS

   Distributions from Net Investment Income                                               (7,476)                          (5,934)
   Distributions in Excess of Net Investment Income                                            -                             (212)
                                                                                ----------------                   --------------
      Total Distributions to Shareholders                                                 (7,476)                          (6,146)
                                                                                ----------------                   --------------



CAPITAL SHARE TRANSACTIONS

   Proceeds from Shares Sold
    (516,324 shares in 1997 and 5,357,272 shares in 1996)                                  4,947                           50,184
   Proceeds from Shares Issued upon Reinvestment of Dividends
    (758,014 shares in 1997 and 570,644 shares in 1996)                                    7,257                            5,384
   Cost of Shares Redeemed
    (4,796,056 shares in 1997 and 2,572,042 shares in 1996)                              (45,965)                         (24,526)
                                                                                ----------------                   --------------
   Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                                           (33,761)                          31,042
                                                                                ----------------                   --------------
   Increase (Decrease) in Net Assets                                                     (30,818)                          32,101


NET ASSETS

   Beginning of Year                                                                     112,260                           80,159
                                                                                ----------------                   --------------
   End of Year                                                                  $         81,442                   $      112,260
                                                                                ================                   ==============

See accompanying Notes to Financial Statements.


                                                                                                             TCW GALILEO FUNDS, INC.

TCW Galileo Convertible Securities Fund



                                                                                                         Dollar Amounts in Thousands

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
                                                                                                                 January 2, 1997
                                                                                                                (Commencement of
                                                                                                               Operations) through
                                                                                                                October 31, 1997
                                                                                                               -------------------
OPERATIONS

   Net Investment Income                                                                                       $              939
   Net Realized Gain on Investments                                                                                         2,477
   Change in Unrealized Appreciation on Investments                                                                         1,623
                                                                                                               ------------------
   Increase in Net Assets Resulting from Operations                                                                         5,039
                                                                                                               ------------------


DISTRIBUTIONS TO SHAREHOLDERS

   Distributions from Net Investment Income                                                                                  (937)
                                                                                                               ------------------


CAPITAL SHARE TRANSACTIONS

   Shares Issued Upon Exchange of Limited Partnership
    Interests (2,485,514 shares) (Note 1)                                                                                  24,855
   Proceeds from Shares Sold (1,575,745 shares)                                                                            16,632
   Proceeds from Shares Issued upon Reinvestment of Dividends
    (62,882 shares)                                                                                                           672
   Cost of Shares Redeemed (891,169 shares)                                                                                (9,371)
                                                                                                               ------------------
   Increase in Net Assets Resulting from
    Capital Share Transactions                                                                                             32,788
                                                                                                               ------------------
   Increase in Net Assets                                                                                                  36,890


NET ASSETS

   Beginning of Period                                                                                                          -
                                                                                                               ------------------
   End of Period                                                                                               $           36,890
                                                                                                               ==================

See accompanying Notes to Financial Statements.

TCW Galileo Core Equity Fund

                                                     Dollar Amounts in Thousands
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------


                                                                                Year Ended                      Year Ended
                                                                             October 31, 1997                October 31, 1996
                                                                            ------------------              ------------------
OPERATIONS

   Net Investment Income                                                      $          181                 $         379
   Net Realized Gain on Investments                                                   58,507                        11,808
   Change in Unrealized Appreciation (Depreciation)
    on Investments                                                                    (9,558)                       19,564
                                                                              --------------                 -------------
   Increase in Net Assets Resulting from Operations                                   49,130                        31,751
                                                                              --------------                 -------------

DISTRIBUTIONS TO SHAREHOLDERS

   Distributions from Net Investment Income                                             (291)                         (722)
   Distributions from Net Realized Gains                                              (2,817)                            -
                                                                              --------------                 -------------
      Total Distributions to Shareholders                                             (3,108)                         (722)
                                                                              --------------                 -------------

CAPITAL SHARE TRANSACTIONS

   Proceeds from Shares Sold
    (916,772 shares in 1997 and 3,809,396 shares in 1996)                             15,783                        57,075
   Proceeds from Shares Issued upon Reinvestment of Dividends
    (178,643 shares in 1997 and 39,376 shares in 1996)                                 2,971                           539
   Cost of Shares Redeemed
    (7,520,587 shares in 1997 and 3,778,090 shares in 1996)                         (139,965)                      (55,062)
                                                                              --------------                 -------------
   Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                                      (121,211)                        2,552
                                                                              --------------                 -------------
   Increase (Decrease) in Net Assets                                                 (75,189)                       33,581

NET ASSETS

   Beginning of Year                                                                 231,302                       197,721
                                                                              --------------                 -------------
   End of Year                                                                $      156,113                 $     231,302
                                                                              ==============                 =============

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.

TCW Galileo Earnings Momentum Fund
                                                     Dollar Amounts in Thousands

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                                   Year Ended           Year Ended
                                                                October 31, 1997     October 31, 1996
                                                                ----------------     ----------------
OPERATIONS

  Net Investment (Loss)                                           $     (794)          $     (608)
  Net Realized Gain on Investments                                     7,257                6,438
  Change in Unrealized Appreciation on Investments                     8,786                2,416
                                                                  -----------          -----------
  Increase in Net Assets Resulting from Operations                    15,249                8,246
                                                                  -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS

  Distributions From Net Realized Gains                               (5,829)                (369)
                                                                  -----------          -----------
CAPITAL SHARE TRANSACTIONS

  Proceeds from Shares Sold
    (2,696,542 shares in 1997 and 1,440,632 shares in 1996)           31,271               19,079
  Proceeds from Shares Issued upon
    Reinvestment of Dividends
    (458,342 shares in 1997 and 26,564 shares in 1996)                 5,474                  357
  Cost of Shares Redeemed
    (1,821,359 shares in 1997 and 1,002,762 shares in 1996)          (22,492)             (12,730)
                                                                  -----------          -----------
  Increase in Net Assets Resulting from
    Capital Share Transactions                                        14,253                6,706
                                                                  -----------          -----------
  Increase in Net Assets                                              23,673               14,583

NET ASSETS

  Beginning of Year                                                   77,994               63,411
                                                                  -----------          -----------
  End of Year                                                     $  101,667           $   77,994
                                                                  ===========          ===========

See accompanying Notes to Financial Statements.

TCW Galileo Mid-Cap Growth Fund

                                                     Dollar Amounts in Thousands

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------


                                                                                                                     June 3, 1996
                                                                                                                   (Commencement of
                                                                                  Year Ended                     Operations) through
                                                                               October 31, 1997                    October 31, 1996
                                                                              ------------------               ---------------------
OPERATIONS

   Net Investment (Loss)                                                      $             (944)              $             (271)
   Net Realized (Loss) on Investments                                                     (8,474)                          (2,649)
   Change in Unrealized Appreciation (Depreciation)
    on Investments                                                                        12,646                           (2,861)
                                                                              ------------------               ------------------
   Increase (Decrease) in Net Assets Resulting from Operations                             3,228                           (5,781)
                                                                              ------------------               ------------------


CAPITAL SHARE TRANSACTIONS

   Shares Issued upon Exchange of Limited Partnership
    Interests (6,603,028 shares in 1996)                                                       -                           66,030
   Proceeds from Shares Sold (7,109,713 shares in 1997 and
    3,972,481 shares in 1996)                                                             63,202                           36,973
   Cost of Shares Redeemed (2,719,048 shares in 1997 and
    515,128 shares in 1996)                                                              (23,010)                          (4,792)
                                                                              ------------------               ------------------
   Increase in Net Assets Resulting from
    Capital Share Transactions                                                            40,192                           98,211
                                                                              ------------------               ------------------
   Increase in Net Assets                                                                 43,420                           92,430


NET ASSETS

   Beginning of Period                                                                    92,430                                -
                                                                              ------------------               ------------------
   End of Period                                                              $          135,850               $           92,430
                                                                              ==================               ==================

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.


TCW Galileo Small Cap Growth Fund

                                                     Dollar Amounts in Thousands
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                                                   Year Ended             Year Ended
                                                                                October 31, 1997       October 31, 1996
                                                                                ----------------       ----------------
OPERATIONS
   Net Investment (Loss)                                                        $      (1,151)         $        (839)
   Net Realized Gain on Investments                                                    10,965                  1,368
   Change in Unrealized Appreciation on Investments                                     2,818                 22,379
                                                                                --------------         --------------
   Increase in Net Assets Resulting from Operations                                    12,632                 22,908
                                                                                --------------         --------------
DISTRIBUTION TO SHAREHOLDERS
   Distributions from Net Investment Income                                                 -                    (98)
   Distributions from Net Realized Gains                                               (1,426)                (1,514)
                                                                                --------------         --------------
      Total Distributions to Shareholders                                              (1,426)                (1,612)
                                                                                --------------         --------------

CAPITAL SHARE TRANSACTIONS
   Proceeds from Shares Sold
    (2,161,818 shares in 1997 and 3,841,344 shares in 1996)                            35,977                 62,195
   Proceeds from Shares Issued upon Reinvestment of Dividends
    (80,731 shares in 1997 and 109,774 shares in 1996)                                  1,386                  1,531
   Cost of Shares Redeemed
    (2,231,297 shares in 1997 and 1,121,510 shares in 1996)                           (36,257)               (18,634)
                                                                                --------------         --------------
   Increase in Net Assets Resulting from Capital
    Share Transactions                                                                  1,106                 45,092
                                                                                --------------         --------------
   Increase in Net Assets                                                              12,312                 66,388


NET ASSETS
   Beginning of Year                                                                  132,444                 66,056
                                                                                --------------         --------------
   End of Year                                                                  $     144,756          $     132,444
                                                                                ==============         ==============



See accompanying Notes to Financial Statements.

TCW Galileo Asia Pacific Equity Fund


                                                                                        Dollar Amounts in Thousands

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                                                  Year Ended                 Year Ended
                                                                               October 31, 1997           October 31, 1996
                                                                             --------------------       --------------------
OPERATIONS

   Net Investment Income (Loss)                                                 $          (10)             $          320
   Net Realized Gain on Investments and
    Foreign Currency Transactions                                                        4,190                       1,060
   Change in Unrealized Appreciation (Depreciation) on
    Investments and Foreign Currency Translations                                       (9,363)                      3,103
                                                                                --------------              --------------
   Increase (Decrease) in Net Assets Resulting from Operations                          (5,183)                      4,483
                                                                                --------------              --------------


DISTRIBUTIONS TO SHAREHOLDERS

   Distributions from Net Investment Income                                               (322)                       (242)
   Distributions in Excess of Net Investment Income                                       (233)                          -
                                                                                --------------              --------------
      Total Distributions to Shareholders                                                 (555)                       (242)
                                                                                --------------              --------------


CAPITAL SHARE TRANSACTIONS

   Proceeds from Shares Sold
    (671,147 shares in 1997 and 1,653,606 shares in 1996)                                7,355                      15,972
   Proceeds from Shares Issued Upon Reinvestment of Dividends
    (47,638 shares in 1997 and 24,113 shares in 1996)                                      540                         232
   Cost of Shares Redeemed
    (2,849,433 shares in 1997 and 2,040,994 shares in 1996)                            (29,096)                    (18,888)
                                                                                --------------              --------------
   (Decrease) in Net Assets Resulting from Capital
    Share Transactions                                                                 (21,201)                     (2,684)
                                                                                --------------              --------------
   Increase (Decrease) in Net Assets                                                   (26,939)                      1,557


NET ASSETS

   Beginning of Year                                                                    48,266                      46,709
                                                                                --------------              --------------
   End of Year                                                                  $       21,327              $       48,266
                                                                                ==============              ==============

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.


TCW Galileo Emerging Markets Fund


                                                                                        Dollar Amounts in Thousands

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                                                   Year Ended                   Year Ended
                                                                                October 31, 1997             October 31, 1996
                                                                             ----------------------       ----------------------
OPERATIONS

   Net Investment Income                                                      $              221            $              443
   Net Realized Gain (Loss) on Investments and
    Foreign Currency Transactions                                                          4,502                          (902)
   Change in Unrealized Appreciation (Depreciation) on
    Investments and Foreign Currency Translations                                         (1,473)                        6,769
                                                                              -------------------           -------------------
   Increase in Net Assets Resulting from Operations                                        3,250                         6,310
                                                                              -------------------           -------------------

DISTRIBUTIONS TO SHAREHOLDERS

   Distributions from Net Investment Income                                                 (670)                         (151)
                                                                              -------------------           -------------------

CAPITAL SHARE TRANSACTIONS

   Proceeds from Shares Sold
    (775,118 shares in 1997 and 2,488,039 shares in 1996)                                  7,428                        20,122
   Proceeds from Shares Issued Upon Reinvestment of Dividends
    (49,995 shares in 1997 and 17,923 shares in 1996)                                        483                           135
   Cost of Shares Redeemed (2,135,058 shares in 1997 and
    2,676,057 shares in 1996)                                                            (20,404)                      (20,650)
                                                                              -------------------           -------------------
   (Decrease) in Net Assets Resulting from Capital
    Share Transactions                                                                   (12,493)                         (393)
                                                                              -------------------           -------------------
   Increase (Decrease) in Net Assets                                                      (9,913)                        5,766


NET ASSETS

   Beginning of Year                                                                      57,639                        51,873
                                                                              -------------------           -------------------
   End of Year                                                                $           47,726            $           57,639
                                                                              ===================           ===================


See accompanying Notes to Financial Statements.

TCW Galileo Latin America Equity Fund
                                                     Dollar Amounts in Thousands

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                                    Year Ended           Year Ended
                                                                 October 31, 1997     October 31, 1996
                                                                 ----------------     ----------------
OPERATIONS

  Net Investment Income                                            $        658         $        688
  Net Realized Gain (Loss) on Investments and
    Foreign Currency Transactions                                        17,076               (3,423)
  Change in Unrealized Appreciation on Investments
    and Foreign Currency Translations                                     3,998               14,716
                                                                   -------------        -------------
  Increase in Net Assets Resulting from Operations                       21,732               11,981
                                                                   -------------        -------------

DISTRIBUTIONS TO SHAREHOLDERS

  Distributions from Net Investment Income                                 (726)                (192)
                                                                   -------------        -------------
CAPITAL SHARE TRANSACTIONS

  Proceeds from Shares Sold
    (879,898 shares in 1997 and 3,090,695 shares in 1996)                11,912               27,546
  Proceeds from Shares Issued upon Reinvestment of Dividends
    (8,386 shares in 1997 and 5,047 shares in 1996)                          94                   43
  Cost of Shares Redeemed
    (3,292,335 shares in 1997 and 1,181,839 shares in 1996)             (45,999)              (9,997)
                                                                   -------------        -------------
  Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                          (33,993)              17,592
                                                                   -------------        -------------
  Increase (Decrease) in Net Assets                                     (12,987)              29,381

NET ASSETS

  Beginning of Year                                                      68,323               38,942
                                                                   -------------        -------------
  End of Year                                                      $     55,336         $     68,323
                                                                   =============        =============

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.


NOTES TO FINANCIAL STATEMENTS
-----------------------------

Note 1 -  Organization

TCW Galileo Funds, Inc., a Maryland corporation (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended, that currently offers a selection of thirteen no-load mutual funds known as the TCW Galileo Funds (the "Funds"). TCW Funds Management, Inc. (the "Adviser") is the investment adviser to the Funds, as well as the administrator of their day-to-day operations. TCW Asia Limited and TCW London International, Limited are sub-advisers for the TCW Galileo Emerging Markets Fund, and TCW Asia Limited is a sub-adviser to the TCW Galileo Asia Pacific Equity Fund. The advisers are registered under the Investment Advisers Act of 1940. Each Fund has distinct investment objectives and policies. There is one diversified money market fund (the TCW Galileo Money Market Fund), four diversified bond funds (the TCW Galileo Core Fixed Income Fund, the TCW Galileo High Yield Bond Fund, the TCW Galileo Mortgage Backed Securities Fund and the TCW Galileo Long-Term Mortgage Backed Securities Fund), a convertible securities fund (the TCW Galileo Convertible Securities Fund), and seven non-diversified equity funds (the TCW Galileo Core Equity Fund, the TCW Galileo Earnings Momentum Fund, the TCW Galileo Mid-Cap Growth Fund, the TCW Galileo Small Cap Growth Fund, the TCW Galileo Asia Pacific Equity Fund, the TCW Galileo Emerging Markets Fund, and the TCW Galileo Latin America Equity Fund) currently offered by the Company. The TCW Galileo Convertible Securities Fund commenced operations on January 2, 1997, resulting from the exchange of limited partnership interest. The assets and liabilities were transferred at historical cost from the limited partnership to the Fund on January 2, 1997, and the fair value of which was exchanged for shares of common shares of the Fund. The transfer was treated as a tax-free exchange in accordance with the Internal Revenue Code.

The primary investment objective of each Fund follows: (1) the TCW Galileo Money Market Fund seeks current income, preservation of capital and liquidity by investing in short-term money market securities; (2) the TCW Galileo Core Fixed Income Fund seeks capital appreciation and income through investment principally in Core fixed income securities emphasizing high quality and liquid investments;
(3) the TCW Galileo High Yield Bond Fund seeks high current income through investment principally in high yield fixed income securities; (4) the TCW Galileo Mortgage Backed Securities Fund seeks income by investing primarily in short-term mortgage backed securities; (5) the TCW Galileo Long-Term Mortgage Backed Securities Fund seeks income by investing primarily in long-term mortgage backed securities; (6) the TCW Galileo Convertible Securities Fund seeks high total return from current income and capital appreciation through investment principally in convertible securities; (7) the TCW Galileo Core Equity Fund emphasizes capital appreciation and preservation with focus on long-term results; (8) the TCW Galileo Earnings Momentum Fund seeks capital appreciation through investment primarily in publicly-traded equity securities of companies experiencing or expected to experience accelerating earnings growth; (9) the TCW Galileo Mid-Cap Growth Fund seeks long-term capital appreciation, primarily by investing in publicly-traded equity securities of medium capitalization companies; (10) the TCW Galileo Small Cap Growth Fund seeks long-term capital appreciation, primarily by investing in publicly-traded equity securities of smaller capitalization companies; (11) the TCW Galileo Asia Pacific Equity Fund seeks long-term capital appreciation, primarily by investing in equity securities of companies in the Asia Pacific region; (12) the TCW Galileo Emerging Markets Fund seeks long-term capital appreciation by investing in equity securities of companies in emerging market countries around the world; and (13) the TCW Galileo Latin America Equity Fund seeks long-term capital appreciation, primarily by investing in Latin American equity securities.


Note 2 - Significant Accounting Policies

Principles of Accounting: The Funds use the accrual method of accounting for financial reporting purposes.

Security Valuations: The value of securities held in the TCW Galileo Money Market Fund is determined by using the amortized cost method applied to each individual security unless, due to special circumstances, the use of such a method would result in a valuation that does not approximate fair market value. Equity fund securities listed or traded on the New York, American or other stock exchanges are valued at the latest sale price on that exchange (if there were no sales that day, the security is valued at the latest bid price). All other securities, including the bond fund securities, for which over-the-counter market quotations are readily available, are valued at the latest bid price prior to the time of valuation.

-----------------------------------------


Securities for which market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Company's Board of Directors.

For Funds other than TCW Galileo Money Market Funds, short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a marked-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized value using their value on the 61st day prior to maturity.

Security Transactions and Related Investment Income: Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discount is accreted as interest income using a constant yield to maturity method. The TCW Galileo High Yield Bond Fund recognizes as interest income discounts on securities purchased at the time the security is sold. The TCW Galileo Core Fixed Income Fund recognizes as interest income discounts on securities purchased using a constant yield to maturity accretion method and also amortizes premiums as a reduction to interest for securities purchased in excess of par value on a constant yield to maturity amortization method. For all other Funds, premiums on securities purchased are not amortized, except for mortgage backed obligations for which amortization has been elected as allowed by federal income tax regulations. Realized and unrealized gains and losses on investments are recorded on the basis of specific identification.

Foreign Currency Translation: The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statements of Operations with the related net realized gain
(loss). Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes. It is not practicable to separately identify that portion of gains and losses of the Funds that arise as a result of changes in the exchange rates from the fluctuations that arise from changes in market prices of investments during the year.

Forward Foreign Currency Contracts: Certain Funds may enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar (See
Note 7).

Dollar Roll Transactions: The Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage-backed securities market. A dollar roll transaction involves a simultaneous sale by the Fund of securities that it holds with an agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collaterialized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential between the sale price and the repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. There were no such transactions outstanding as of October 31, 1997.

                                                         TCW GALILEO FUNDS, INC.

                                                                October 31, 1997


Repurchase Agreements: The Funds may invest in repurchase agreements secured by U.S. Government obligations and in other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

Options: Premiums received from call options written are recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. If the option expires unexercised, premiums received are realized as a gain at expiration date. If the position is closed prior to expiration, a gain or loss is realized based on premiums received, less the cost to close the option. When an option is exercised, premiums received are added to the proceeds from the sale of the underlying securities and a gain or loss is realized. Call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. There were no option contracts entered into during the year ended October 31, 1997.

Deferred Organization Costs: For those Funds which commenced operations during 1993, organization costs of $50,000 per Fund have been deferred and are being amortized on a straight line basis over a five-year period from the commencement of operations of each Fund. Organization costs of $10,000 per Fund for the TCW Galileo Small Cap Growth Fund, the TCW Galileo Asia Pacific Equity Fund and the TCW Galileo Emerging Markets Fund have been deferred and are also being amortized on a straight line basis over a five-year period from the commencement of operations of each Fund. Organizational costs of approximately $3,800, $2,200 and $4,400 for the TCW Galileo Earnings Momentum Fund, TCW Galileo Mid-Cap Growth Fund and the TCW Galileo Convertible Securities Fund, respectively, have been deferred and are also being amortized on a straight line basis over a five year period from the commencement of operations.

Upon formation of the Funds, the Company sold and issued to the Adviser 10,008 shares of common stock (one share each of the TCW Galileo Money Market Fund, the TCW Galileo Small Cap Growth Fund, the TCW Galileo Earnings Momentum Fund, the TCW Galileo Asia Pacific Equity Fund, the TCW Galileo Emerging Markets Fund,
TCW Galileo Long-Term Mortgage Backed Securities Fund, the TCW Galileo Mid-Cap Growth Fund and the TCW Convertible Securities Fund, and 2,000 shares each of the other five Funds, collectively the "Initial Shares"). In the event the Adviser redeems any of its Initial Shares from one or more of the Funds prior to the end of the five-year period, the proceeds of the redemption payable in respect of such shares will be reduced by any unamortized organization costs in the same ratio as the number of Initial Shares being redeemed bears to the number of Initial Shares outstanding at the time of the redemption.

Expense Allocation: Common expenses incurred by the Company are allocated among the Funds based upon the ratio of net assets of each Fund to the combined net assets of all the Funds. All other expenses are charged to each Fund as incurred on a specific identification basis.

Net Asset Value: The Net Asset Value of each Fund's shares is determined by dividing the net assets of the Fund by the number of issued and outstanding shares on each business day as of 9:00 A.M. Pacific Time for the TCW Galileo Money Market Fund and as of 1:00 P.M. Pacific Time for the other Funds.

Dividends and Distributions: Dividends from net investment income of the TCW Galileo Money Market Fund are declared each business day. It is the policy of the equity funds to declare and pay, or reinvest, dividends from net investment income annually and the bond funds to declare and pay, or reinvest, dividends from net investment income monthly. TCW Galileo Convertible Securities Fund declares dividends from net investment income quarterly. Distribution of any net long-term and net short-term capital gains earned by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, market discount, losses deferred to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect net investment income per share. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

-----------------------------------------


Use of Estimates: The preparation of the accompanying financial statements requires management to make estimates and assumptions that effect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 3 - Federal Income Taxes

It is the policy of each Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. At October 31, 1997, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows:

                                          TCW               TCW              TCW                 TCW
                                        Galileo           Galileo          Galileo         Galileo Long-Term
                                       Core Fixed        High Yield     Mortgage Backed     Mortgage Backed
                                      Income Fund        Bond Fund      Securities Fund     Securities Fund
                                     -------------      -----------     ---------------    -----------------

Unrealized Appreciation              $   464,780        $ 6,031,961      $    177,088         $  4,399,666
Unrealized (Depreciation)                (20,357)        (1,505,301)       (1,511,410)          (1,257,319)
                                     -----------        -----------      ------------         ------------

Net Unrealized Appreciation          $   444,423        $ 4,526,660      $ (1,334,322)        $  3,142,347
                                     ===========        ===========      ============         ============

Cost of Investments for Federal
Income Tax Purposes                  $19,561,689        $205,352,779     $ 55,971,521         $ 78,484,238
                                     ===========        ============     ============         ============

                                     TCW Galileo             TCW           TCW Galileo        TCW Galileo
                                     Convertible        Galileo Core        Earnings            Mid-Cap
                                   Securities Fund      Equity Fund       Momentum Fund       Growth Fund
                                   ---------------      ------------      -------------      -------------
Unrealized Appreciation              $ 3,701,656        $ 52,227,054     $ 23,312,494         $ 36,933,803
Unrealized (Depreciation)               (485,693)         (1,615,363)      (2,935,497)          (4,361,981)
                                     -----------        ------------     ------------         ------------
Net Unrealized Appreciation          $ 3,215,963        $ 50,611,691     $ 20,376,997         $ 32,571,822
                                     ===========        ============     ============         ============

Cost of Investments for Federal
Income Tax Purposes                  $33,543,604        $105,382,758     $ 77,305,705         $109,375,922
                                     ===========        ============     ============         ============
                                     TCW Galileo         TCW Galileo       TCW Galileo        TCW Galileo
                                      Small Cap         Asia Pacific        Emerging         Latin America
                                     Growth Fund         Equity Fund      Markets Fund        Equity Fund
                                    -------------       ------------      ------------       -------------

Unrealized Appreciation              $49,301,708        $    288,858     $  5,520,832         $ 13,325,562
Unrealized (Depreciation)             (2,893,941)         (3,822,017)      (4,282,277)          (1,822,708)
                                     -----------        ------------     ------------         ------------
Net Unrealized Appreciation
(Depreciation)                       $46,407,767        $ (3,533,159)    $  1,238,555         $ 11,502,854
                                     ===========        ============     ============         ============

Cost of Investments for Federal
Income Tax Purposes                  $90,819,259        $ 23,064,391     $ 44,026,112         $ 42,838,258
                                     ===========        ============     ============         ============

                                                         TCW GALILEO FUNDS, INC.


                                                                October 31, 1997


At October 31, 1997, the following Funds had net realized loss carryforwards for federal income tax purposes:

                                                                                  Expiring in
                                                           ---------------------------------------------------------
                                                               2002           2003            2004         2005
                                                           -----------    -----------     -----------   -----------
TCW Galileo Core Fixed Income Fund                         $ 1,977,000    $   644,000     $        --   $        --
TCW Galileo Mortgage Backed Securities Fund                    446,000      4,070,000         861,000        73,000
TCW Galileo Mid-Cap Growth Fund                                     --             --       2,649,000     8,154,000
TCW Galileo Emerging Markets Fund                                   --      3,478,000         902,000            --
TCW Galileo Latin America Equity Fund                               --     10,558,000       3,423,000            --

Note 4 - Investment Advisory and Accounting Service Fees

The Funds pay to the Adviser, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees:

     TCW Galileo Money Market Fund                                     0.25%
     TCW Galileo Core Fixed Income Fund                                0.35%
     TCW Galileo High Yield Bond Fund                                  0.75%
     TCW Galileo Mortgage Backed Securities Fund                       0.50%
     TCW Galileo Long-Term Mortgage Backed Securities Fund             0.50%
     TCW Galileo Convertible Securities Fund                           0.75%
     TCW Galileo Core Equity Fund                                      0.75%
     TCW Galileo Earnings Momentum Fund                                1.00%
     TCW Galileo Small Cap Growth Fund                                 1.00%
     TCW Galileo Mid-Cap Growth Fund                                   1.00%
     TCW Galileo Asia Pacific Equity Fund                              1.00%
     TCW Galileo Emerging Markets Fund                                 1.00%
     TCW Galileo Latin America Equity Fund                             1.00%

The TCW Galileo Money Market Fund reimburses the Adviser for the costs of providing accounting services to the Fund in an amount not exceeding an annual rate of 0.10% of the Fund's average daily net assets. Each equity and bond Fund also reimburses the Adviser for the cost of providing accounting services to the Fund in an amount not exceeding $35,000 for any fiscal year. The ordinary operating expenses of the TCW Galileo Money Market Fund are limited to 0.40% of the Fund's daily net assets. The ordinary operating expenses of the TCW Galileo Convertible Securities Fund are limited to 0.95% of the Fund's daily net assets until December 31, 1997 and 1.05% of the Fund's daily assets until October 31, 1998.

Certain officers and/or directors of the Company are officers and/or directors of the Adviser.

-----------------------------------------


Note 5 - Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 1997 were as follows:

                                          TCW               TCW              TCW                 TCW
                                        Galileo           Galileo          Galileo         Galileo Long-Term
                                       Core Fixed        High Yield     Mortgage Backed     Mortgage Backed
                                      Income Fund        Bond Fund      Securities Fund     Securities Fund
                                     -------------      -------------   ---------------    -----------------
Purchases at Cost                     $  6,706,718      $ 251,330,075    $  2,769,636        $  2,015,264
                                      ============      =============    ============        ============

Sales Proceeds                        $  8,866,206      $ 220,874,363    $  8,396,144        $  6,927,076
                                      ============      =============    ============        ============

U.S. Government Purchases
at Cost                               $ 22,659,379      $          --    $ 48,725,076        $ 13,521,386
                                      ============      =============    ============        ============

U.S. Government Sales Proceeds        $ 26,799,139      $          --    $ 46,979,375        $ 39,160,479
                                      ============      =============    ============        ============
                                     TCW Galileo             TCW          TCW Galileo         TCW Galileo
                                     Convertible        Galileo Core       Earnings             Mid-Cap
                                   Securities Fund      Equity Fund      Momentum Fund        Growth Fund
                                   ---------------      -------------    -------------       -------------
Purchases at Cost                     $ 46,899,785      $  83,346,735    $ 83,422,395        $ 94,470,812
                                      ============      =============    ============        ============

Sales Proceeds                        $ 43,760,219      $ 205,699,168    $ 75,686,919        $ 52,655,257
                                      ============      =============    ============        ============

                                       TCW Galileo       TCW Galileo      TCW Galileo         TCW Galileo
                                        Small Cap       Asia Pacific       Emerging         Latin America
                                       Growth Fund       Equity Fund     Markets Fund         Equity Fund
                                      ------------      -------------    ------------       -------------
Purchases at Cost                     $ 76,433,042      $  35,530,481    $ 46,600,802        $ 15,109,693
                                      ============      =============    ============        ============

Sales Proceeds                        $ 82,042,172      $  65,972,755    $ 63,628,733        $ 51,207,786
                                      ============      =============    ============        ============

There were no purchases or sales of U.S. Government Securities for the equity funds for the year ended October 31, 1997.

Note 6 - Restricted Securities

The following restricted securities held by the Funds as of October 31, 1997, were valued both at the date of acquisition and October 31, 1997, in accordance with the security valuation policy of the Funds described in Note 2. The restricted securities include securities purchased in private placement transactions without registration under the Securities Act of 1933, as well as Rule 144A securities. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers or in a public offering registered under the Securities Act of 1933. Each Fund will bear any costs incurred in connection with the disposition of such securities.

                                                         TCW GALILEO FUNDS, INC.

                                                                October 31, 1997

TCW Galileo Core Fixed Income Fund:
                                                                                                        Date of
     Principal Amount                   Investment                                                    Acquisition      Cost
     ---------------- ---------------------------------------------------------------                 -----------   -----------
     $    25,000      Atlas Air, Inc., (144A), 10.75%, due 08/01/05                                     08/08/97    $    25,000
          25,000      Consumers International, (144A), 10.25%, due 04/01/05                             04/10/97         25,000
          50,000      Doskocil Companies, Inc., (144A), 10.125%, due 09/15/07                           09/11/97         50,000
          50,000      GSI Group, Inc., (144A), 10.25%, due 11/01/07                                     10/30/97         49,616
          25,000      Jordan Telecommunications Products, Inc., (144A), 9.875%,
                        due 08/01/07                                                                    07/21/97         24,807
          50,000      Livent, Inc., (144A), 9.375%, due 10/15/04                                        10/10/97         50,344
          25,000      National Energy Group, Inc., (144A), 10.75%, due 11/01/06                         09/17/97         25,938
          50,000      Physician Sales & Service, Inc., (144A), 8.5%, due 10/01/07                       10/02/97         49,833
          25,000      Signature Resorts, Inc., (144A), 9.75%, due 10/01/07                              08/05/97         24,811
          50,000      Stater Brothers Holdings, Inc., (144A), 9%, due 07/01/04                          07/29/97         51,000
         125,000      Transamerica Energy, Inc., (144A), 11.5%, due 06/15/02                            06/05/97        124,250
          25,000      Viasystems, Inc., (144A), 9.75%, due 06/01/07                                     09/12/97         25,719
          25,000      Von Hoffman Press, (144A), 10.375%, due 05/15/07                                  10/03/97         27,113

The total value of restricted securities is $561,812, which represents 2.9% of net assets of the Fund at October 31, 1997.


TCW Galileo High Yield Bond Fund:

                                                                                                        Date of
     Principal Amount                   Investment                                                    Acquisition      Cost
     ---------------- ---------------------------------------------------------------                 -----------   -----------
     $ 1,000,000      Adelphia Communications Corp., (144A), 9.25%,
                       due 10/01/02                                                                     09/22/97    $ 1,000,000
         500,000      Atlas Air, Inc., (144A), 10.75%, due 08/01/05                                     08/08/97        500,000
         550,000      Bway Corp., (144A), 10.25%, due 04/15/07                                          04/08/97        550,000
       1,500,000      Coinmach Laundry Corp., (144A), 11.75%, due 11/15/05                              10/01/97      1,648,125
         850,000      Cole National Corp., (144A), 8.625%, due 08/15/07                                 08/15/97        850,000
       1,200,000      Comcast Cellular Holdings, Inc., (144A), 9.5%,
                       due 05/01/07                                                                     07/02/97      1,234,875
       2,050,000      Consumers International, (144A), 10.25%, due 04/01/05                             04/10/97      2,083,000
       2,000,000      County Seat Stores, Inc., (144A), 12.75%, due 11/01/04                            10/23/97      2,000,000
         500,000      Doskocil Companies, Inc., (144A), 10.125%,  due 09/15/07                          09/11/97        500,000
         550,000      Federal Data Corp., (144A), 10.125%, due 08/01/05                                 07/18/97        550,000
         725,000      Foamex L.P., (144A), 9.875%, due 06/15/07                                         05/29/97        725,000
       1,250,000      Forman Petroleum Corp., (144A), 13.5%,  due 06/01/04                              10/10/97      1,281,250
         275,000      Globalstar LP/Capital (144A), 10.75%, due 11/01/04                                10/23/97        271,700
       1,200,000      GSI Group, Inc., (144A), 10.25%, due 11/01/07                                     10/30/97      1,190,772
         500,000      Hayes Wheels International, Inc., (144A), 9.125%,
                       due 07/15/07                                                                     07/16/97        500,000
       1,000,000      Hollywood Park, Inc., (144A), 9.5%, due 08/01/07                                  08/21/97      1,012,500
         400,000      Huntsman Packaging Corp., (144A), 9.125%,  due 10/01/07                           09/19/97        400,000
       2,700,000      Integrated Health Services, Inc., (144A), 9.5%,  due 09/15/97                     09/18/97      2,806,375
         900,000      Intermedia Communications, Inc., (144A), 8.875%,
                       due 11/01/07                                                                     10/24/97        900,000
         500,000      International Wire Group, (144A), 11.75%, due 06/01/05                            06/11/97        543,750
         375,000      Jitney Jungle Stores, Inc., (144A), 10.375%, due 09/15/07                         09/10/97        375,000
       1,500,000      Jordan Industries, Inc., (144A), 0%, due 04/01/09                                 09/22/97        844,438
       2,000,000      Jordan Telecommunications Products, Inc., (144A), 9.875%,
                       due 08/01/07                                                                     07/21/97      1,984,580
         475,000      Leslie's Poolmart, (144A), 10.375%, due 07/15/04                                  06/06/97        480,594
         600,000      Livent, Inc., (144A), 9.375%, due 10/15/04                                        10/10/97        602,063
       1,950,000      Magnum Hunter Resources, Inc., (144A), 10%, due 06/01/07                          05/23/97      1,955,544
         900,000      National Energy Group, Inc., (144A), 10.75%, due 11/01/06                         09/17/97        938,000

-----------------------------------------


Note 6 - Restricted Securities (Continued)


TCW Galileo High Yield Bond Fund: (Continued)
                                                                                                        Date of
     Principal Amount                   Investment                                                    Acquisition      Cost
     ---------------- ---------------------------------------------------------------                 -----------   -----------
     $   175,000      NBTY, Inc., (144A), 8.625%, due 09/15/07                                          09/17/97    $   173,565
       3,000,000      North Atlantic Trading, Inc., (144A), 11%, due 06/15/04                           06/18/97      3,022,875
         900,000      Paperboard Industries International, Inc., (144A), 8.375%,
                       due 09/15/07                                                                     09/18/97        908,250
       1,000,000      Physician Sales & Service, Inc., (144A), 8.5%, due 10/01/07                       10/02/97        996,665
       1,100,000      RCN Corp., (144A), 10%, due 10/15/07                                              10/10/97      1,110,288
         350,000      Regal Cinemas, Inc., (144A), 8.5%, due 10/01/07                                   09/19/97        347,431
         750,000      Rogers Cantel, Inc., (144A), 8.8%, due 10/01/07                                   09/23/97        748,038
       1,000,000      Signature Resorts, Inc., (144A), 9.75%, due 10/01/07                              08/05/97        992,445
         700,000      Stater Brothers Holdings, Inc., (144A), 9%, due 07/01/04                          07/21/97        704,000
       3,300,000      Transamerica Energy, Inc., (144A), 11.5%, due 06/15/02                            06/13/97      3,324,250
         150,000      Transamerica Energy, Inc., (144A), 13%, due 06/15/02                              06/05/97        118,804
         775,000      United Defense Industries, Inc., (144A), 8.75%, due 11/15/07                      10/01/97        775,000
       2,000,000      Vencor, Inc., (144A), 8.625%, due 07/15/07                                        07/16/97      1,991,653
         650,000      Viasystems, Inc., (144A), 9.75%, due 06/01/07                                     06/02/97        651,438
         825,000      Von Hoffman Press, Inc., (144A), 10.375%, due 05/15/07                            10/03/97        894,781
         575,000      Wavetek Corp., (144A), 10.125%, due 06/15/07                                      06/06/97        587,688
         450,000      Williams Scotsman, Inc., (144A), 9.875%, due 06/01/07                             05/16/97        450,000
       1,650,000      Zale Corp., (144A), 8.5%, due 10/01/07                                            09/23/97      1,638,358

The total value of restricted securities is $47,569,876, which represents 22.8% of net assets of the Fund at October 31, 1997.


TCW Galileo Mortgage Backed Securities Fund:
                                                                                                        Date of
     Principal Amount                   Investment                                                    Acquisition      Cost
     ---------------- ---------------------------------------------------------------                 -----------   -----------
     $  1,016,137     Greenwich Capital Acceptance, Inc. (91-03),
                      (Private Placement), 8.5638%, due 08/25/19                                        03/21/91    $ 1,006,541 *


The total value of restricted securities is $983,113, which represents 1.8% of net assets of the Fund at October 31, 1997.


TCW Galileo Convertible Securities Fund:

                                                                                                        Date of
     Principal Amount                   Investment                                                    Acquisition      Cost
     ----------------  --------------------------------------------------------------                 -----------   -----------
     $    285,000      Adaptec, Inc., (144A), 4.75%, due 02/01/04                                       01/28/97    $   285,000
            7,000      Apple South, Inc., (144A), $3.50 Convertible Preferred                           03/06/97        359,000
     $    360,000      Atria Communities, Inc., (144A), 5%, due 10/15/02                                10/10/97        360,000
            9,500      Chancellor Media Corp., (144A), $3.00 Convertible Preferred                      06/11/97        495,188
     $    300,000      Concentra Managed Care, Inc., (144A), 6%, due 12/15/01                           04/08/97        292,981
     $  1,285,000      Costco Companies, Inc., (144A), 0%, due 08/19/17                                 08/14/97        646,481
     $  1,050,000      CUC International, Inc., (144A), 3%, due 02/15/02                                02/05/97      1,059,772

* Security deemed illiquid.

                                                         TCW GALILEO FUNDS, INC.

                                                                October 31, 1997


TCW Galileo Convertible Securities Fund (Continued)

    Number of Shares                                                                                    Date of
  or Principal Amount                   Investment                                                    Acquisition      Cost
  -------------------  --------------------------------------------------------------                 -----------   -----------
     $    405,000      Einstein/Noah Bagel Corp., (144A), 7.25%,
                        due 06/01/04                                                                    05/22/97    $  397,354
            7,200      EVI, Inc., (144A), $2.50 Convertible Preferred                                   10/29/97       360,000
     $    345,000      Family Golf Centers, Inc., (144A), 5.75%,
                        due 10/15/04                                                                    10/10/97       345,000
     $    755,000      Fine Host Corp., (144A), 5%, due 11/01/04                                        10/22/97       753,978
     $    240,000      Halter Marine Group, Inc., (144A), 4.5%,
                        due 09/15/04                                                                    09/10/97       240,000
            5,000      Host Marriott Financial Trust, (144A), $3.375
                        Convertible Preferred                                                           01/06/97       267,500
            3,500      Hvide Marine, Inc., (144A), $3.25 Convertible
                        Preferred                                                                       06/24/97       177,000
     $    440,000      Interpublic Group of Companies, Inc., (144A),
                        1.8%, due 09/16/04                                                              09/10/97       353,360
     $    305,000      Metsa Serla, OYJ, (Finland) (144A), 4.375%,
                        due 10/15/02                                                                    10/09/97       305,401
     $    560,000      Omnicom Group, Inc., (144A), 4.25%,
                        due 01/03/07                                                                    01/06/97       602,431
            1,600      PennCorp Financial Group, Inc., (144A), $3.50
                        Convertible Preferred                                                           07/07/97        93,250
            4,500      PennCorp Financial Group, Inc., (144AI, Reg D),
                        $3.50 Convertible Preferred                                                     08/02/96       225,000
     $    350,000      Personnel Group of America, Inc., (144A), 5.75%,
                        due 07/01/04                                                                    06/17/97       365,225
     $     50,000      Physician Resource, (144A), 6%, due 12/01/01                                     07/07/97        41,861
     $    300,000      Physician Resource, (144AI, Reg D), 6%,
                        due 12/01/01                                                                    12/06/96       300,000
     $    355,000      Premiere Technologies, 144AI, 5.75%,
                        due 07/01/04                                                                    06/25/97       357,550
     $    320,000      Quintiles Transnational Corp., (144AI, Reg D),
                        4.25%, due 05/31/00                                                             04/23/96       320,000
     $    605,000      Rite Aid Corp., (144A), 5.25%, due 09/15/02                                      04/23/96       605,000
     $    635,000      Safeguard Scientifics, Inc.,  (144A), 6%,
                        due 02/01/06                                                                    01/07/97       645,725
     $    350,000      Smartalk Teleservices, Inc., (144A), 5.75%,
                        due 09/15/04                                                                    09/12/97       350,000
     $    125,000      Staples, Inc., (144A), 4.5%, due 10/01/00                                        07/07/97       154,375
     $    285,000      Sunrise Assisted Living, (144A), 5.5%,
                        due 06/15/02                                                                    06/03/97       289,988
     $    385,000      Tel-Save Holdings, Inc., (144A), 4.5%,
                        due 09/15/02                                                                    09/03/97       385,000
     $    405,000      Tower Automotive, Inc., (144A), 5%,
                        due 08/01/04                                                                    07/24/97       405,000
     $    385,000      Vantive Corp., (144A), 4.75%, due 09/01/02                                       08/14/97       379,955
     $    365,000      Wind River Systems, Inc., (144A), 5%,
                        due 08/01/02                                                                    07/23/97       365,000
     $    885,000      XILINX, Inc., (144A), 5.25%, due 11/01/02                                        04/25/97     1,003,569

The total value of restricted securities is $14,487,330, which represents 39.3% of net assets of the Fund at October 31, 1997.

-----------------------------------------


Note 6 - Restricted Securities (Continued)

TCW Galileo Asia Pacific Equity Fund:


                                                                                                         Date of
     Number of Shares                   Investment                                                    Acquisition      Cost
     -----------------  --------------------------------------------------------------                -----------   -----------
         10,000         Tata Engineering & Locomotive (144A) (GDR) (India)                              02/13/97    $   103,750

The total value of restricted securities is $98,800, which represents 0.5% of net assets of the Fund at October 31, 1997.


TCW Galileo Emerging Markets Fund:
                                                                                                         Date of
     Number of Shares                   Investment                                                    Acquisition      Cost
     -----------------  --------------------------------------------------------------                -----------   -----------
          10,406        AO Mosenergo Joint Stock Company (144A) (ADR) (Russia)                          06/14/96    $   425,990
           4,100        Chilectra, S.A. (144A) (ADR) (Chile)                                            06/24/97        125,050
          15,000        Commercial International Bank (144A) (GDR) (Egypt)                              02/25/97        358,125
           3,140        Gedeon Richter (144A) (ADR) (Hungary)                                           08/02/96        164,957
          43,500        Haci Omer Sabanci Holdings (144A) (ADR) (Turkey)                                09/16/97        470,675
           7,430        Kazkommertsbank (144A) (GDR) (Kazakstan)                                        07/15/97        139,684
           3,208        Lukoil Holdings (144A) (ADR) (Russia)                                           06/21/96        136,080
           6,750        MISR International Bank S.A.E. (144A) (GDR) (Egypt)                             06/25/97        106,650  *
           8,383        Mol Magyar Olaj-es Gazipari Rt. (144A) (GDR) (Hungary)                          10/17/97        207,898
              16        Nizhny Novgorod Svyazinform (144A) (Bridge Certificates)
                        (Russia)                                                                        06/06/97        102,880  *
              53        Samara Svyazinform (144A) (Bridge Certificates) (Russia)                        06/06/97         99,349  *
           9,500       Suez Cement Company (144A) (GDR) (Egypt)                                         07/14/97        191,425
          17,000       Tata Engineering & Locomotive (144A) (GDR) (India)                               02/14/97        189,295
           6,252       Unified Energy Systems (144A) (Bridge Certificates) (Russia)                     08/18/97        629,889  *
              23       Ural Telcom (144A) (Bridge Certificates) (Russia)                                06/06/97         97,911  *
           2,630       Yapi Ve Kredi Bankasi, A.S. (144A) (GDR) (Turkey)                                10/02/97         70,024

The total value of restricted securities is $3,598,531, which represents 7.5% of net assets of the Fund at October 31, 1997.


TCW Galileo Latin America Equity Fund:
                                                                                                         Date of
     Number of Shares                   Investment                                                    Acquisition      Cost
     -----------------  --------------------------------------------------------------                -----------   -----------
         9,300         Chilectra, S.A. (144A) (ADR) (Chile)                                            06/24/97     $   289,213
         2,137         COMPANHIA ENERGETICA DE MINAS GERAIS
                        (CEMIG) (144A) (ADR) (Brazil)                                                  12/14/94          64,743

The total value of restricted securities is $326,746, which represents 0.6% of net assets of the Fund at October 31, 1997.

*   Security deemed illiquid

                                                         TCW GALILEO FUNDS, INC.


                                                                October 31, 1997



Note 7 - Forward Foreign Currency Contracts

The Funds listed below invested in forward foreign currency contracts during the year ended October 31, 1997. These contracts are used for the purpose of hedging against foreign exchange risk arising from the Funds' investment in foreign securities. These contracts are"marked-to-market" at the valuation date at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Funds' financial statements. The Funds record realized gains or losses at the time the forward contract is closed. There were no realized gains or losses recorded in the financial statements for the year ended October 31, 1997. A forward contract is extinguished through a sale or the expiration of the contract. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The following forward foreign currency contracts were outstanding as of October 31, 1997:


TCW Galileo Emerging Markets Fund:
                                                               Unrealized
     Expiration             Contract            In Exchange   Appreciation
        Date                 to Sell             for U.S. $   on Contracts
     ----------    ------------------------     ------------  ------------

     04/29/98      Brazilian Real 1,338,000     $  1,115,000    $  17,379
     04/30/98      Brazilian Real 1,338,000     $  1,115,000       17,379
                                                                ---------
                   Net Unrealized Appreciation
                   on Forward Foreign Currency Contracts        $  34,758
                                                                =========


TCW Galileo Latin America Equity Fund:

                                                               Unrealized
     Expiration          Contract               In Exchange   Appreciation
        Date              to Sell                for U.S. $   on Contracts
     ----------    ------------------------     ------------  ------------
     04/29/98      Brazilian Real 3,601,200     $  3,001,000    $  46,725
     04/30/98      Brazilian Real 3,601,200     $  3,001,000       46,725
                                                                ---------
                   Net Unrealized Appreciation
                   on Forward Foreign Currency Contracts        $  93,450
                                                                =========

Note 8 - Subsequent Event

On November 3, 1997, TCW Galileo International Equities Fund, TCW Galileo European Equities Fund, TCW Galileo Japanese Equities Fund and TCW Galileo Value Opportunities Fund commenced operations resulting from the exchange of Limited Partnership interests. The assets and liabilities were transferred at historical cost from the respective predecessor limited partnerships to the Funds on November 3, 1997, and the fair values of which were exchanged for common shares of the Funds. The transfers were treated as tax-free exchanges in accordance with the Internal Revenue Code.

TCW Galileo Money Market Fund


FINANCIAL HIGHLIGHTS
                                                                                        Year Ended October 31,
                                                                 ----------------------------------------------------------------
                                                                        1997                    1996                    1995
                                                                 ---------------         ---------------          ---------------
Net Asset Value per Share, Beginning of Period                   $         1.00          $         1.00           $         1.00

Income from Investment Operations:
   Net Investment Income                                                 0.0516                  0.0509                   0.0549

Less Distributions:
   Distributions from Net Investment Income                             (0.0516)                (0.0509)                 (0.0549)
                                                                 ---------------         ---------------          ---------------

Net Asset Value per Share, End of Period                         $         1.00          $         1.00           $         1.00
                                                                 ===============         ===============          ===============

Total Return                                                               5.29%                   5.21%                    5.67%

Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)                         $       222,771        $        233,671          $        86,302

Ratio of Net Expenses to Average Net Assets (4)                            0.40%                    0.40%                   0.40%

Ratio of Net Investment Income to Average Net Assets                       5.17%                    5.04%           5.49%

(1) For the ten months ended October 31, 1994 and not indicative of a full year's operating results.
(2) For the period July 14, 1988 (commencement of operations) to December 31, 1988 and not indicative of a full year's operating results.
(3) Annualized.
(4) The Investment Adviser has voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.40% of net assets as disclosed in Note 4 of the Notes to Financial Statements. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 0.40% , 0.44%, and 0.46% for the fiscal years ended October 31, 1997, 1996 and 1995, respectively, 0.68% for the ten months ended October 31, 1994, 0.52%, 0.49%, 0.47%, 0.51 % and 0.71% for the
    years ended December 31, 1993 through 1989, respectively, and 0.47% for the period July 14, 1988 (commencement of operations) through December 31, 1988.

                                                         TCW GALILEO FUNDS, INC.


                                                                     Year Ended December 31,                       July 14, 1988
                                                       -----------------------------------------------------      (Commencement of
                                   Ten Months Ended                                                                 Operations)
                                   October 31, 1994      1993       1992        1991       1990       1989        December 31, 1988
                                   ----------------    --------   --------    --------   --------   --------      -----------------
Net Asset Value per Share,
  Beginning of Period                  $   1.00        $   1.00   $   1.00    $   1.00   $   1.00   $   1.00           1.00

Income from Investment Operations:
  Net Investment Income                  0.0304          0.0293     0.0381      0.0620     0.0800     0.0882         0.0379

Less Distributions:
  Distributions from Net
    Investment Income                   (0.0304)        (0.0293)   (0.0381)    (0.0620)   (0.0800)   (0.0882)       (0.0379)
                                       --------        --------   --------    --------   --------   --------       --------
Net Asset Value per Share,
  End of Period                        $   1.00        $   1.00   $   1.00    $   1.00   $   1.00   $   1.00       $   1.00
                                       ========        ========   ========    ========   ========   ========       ========

Total Return                               3.04% /(1)/     2.97%      3.92%       6.35%      8.18%      9.22%          7.68% /(2)/

Ratios/Supplemental Data:

Net Assets, End of Period
  (in thousands)                       $124,392        $ 81,204   $183,465    $140,987   $167,572   $ 88,620       $ 63,703

Ratio of Net Expenses to Average
  Net Assets /(4)/                         0.40% /(3)/     0.40%      0.40%       0.40%      0.40%      0.40%          0.40% /(3)/

Ratio of Net Investment Income
  to Average Net Assets                    3.65% /(3)/     2.93%      3.81%       6.20%      8.00%      8.82%          8.08% /(3)/

TCW Galileo Core Fixed Income Fund


                                                                                                                   March 1, 1993
                                                       Year Ended October 31,                Ten Months      (Commencement of
                                             ------------------------------------------        Ended        Operations) through
                                                 1997           1996          1995        October 31, 1994   December 31, 1993
                                             ------------   ------------   ------------   ----------------   -----------------
Net Asset Value per Share, Beginning
 of Period                                   $     9.45     $     9.61    $     8.94      $    10.04            $    10.00
                                            ------------   ------------  ------------    ------------          ------------

Income (Loss) from Investment Operations:

   Net Investment Income                           0.58           0.55          0.58            0.44                  0.45
   Net Realized and Unrealized Gain (Loss)         0.19          (0.16)         0.62           (1.16)                 0.19
    on Investments                          ------------   ------------  ------------    ------------          ------------

      Total from Investment Operations             0.77           0.39          1.20           (0.72)                 0.64
                                            ------------   ------------  ------------    ------------          ------------

Less Distributions:

   Distributions from Net Investment Income       (0.60)         (0.55)        (0.53)          (0.38)                (0.45)
   Distributions from Net Realized Gains            -              -             -               -                   (0.14)
   Distributions in Excess of Net Realized
    Gains                                           -              -             -               -                   (0.01)
                                            ------------   ------------  ------------    ------------          ------------

      Total Distributions                         (0.60)         (0.55)        (0.53)          (0.38)                (0.60)
                                            ------------   ------------  ------------    ------------          ------------

Net Asset Value per Share, End of Period     $     9.62     $     9.45    $     9.61      $     8.94            $    10.04
                                            ============   ============  ============    ============          ============

Total Return                                       8.45%          4.26%        13.92%          (7.24)%(1)             6.54%(2)


Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)     $   19,368     $   25,006    $   36,236      $   50,153            $   33,328

Ratio of Expenses to Average Net Assets            0.93%          0.76%         0.68%(4)        0.50%(3)(4)           0.50%(3)(4)

Ratio of Net Investment Income to Average
 Net Assets                                        6.13%          5.85%         6.38%           6.11%(3)              5.24%(3)

Portfolio Turnover Rate                          142.96%        238.73%       223.78%         208.63%(1)            149.96%(2)


(1) For the ten months ended October 31, 1994 and not indicative of a full year's operating results.

(2) For the period March 1, 1993 (commencement of operations) to December 31, 1993 and not indicative of a full year's operating results.

(3)  Annualized.

(4) The Investment Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.50% of net assets through December 31, 1994. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 0.72% for the fiscal year ended October 31, 1995, 0.68% for the ten months ended October 31, 1994 and 0.89% for the period March 1, 1993 (commencement of operations) through December 31, 1993.

                                                         TCW GALILEO FUNDS, INC.


TCW Galileo High Yield Bond Fund

FINANCIAL HIGHLIGHTS
--------------------

                                                                                                                  March 1, 1993
                                                            Year Ended October 31,              Ten Months      (Commencement of
                                                     -----------------------------------           Ended       Operations) through
                                                       1997          1996         1995       October 31, 1994   December 31, 1993
                                                     -------      ---------     --------     ----------------   -----------------
Net Asset Value per Share, Beginning
 of Period                                           $  9.77      $    9.74     $   9.43       $   10.12           $  10.00
                                                     -------      ---------     --------       ---------           --------

Income (Loss) from Investment Operations:
   Net Investment Income                                0.91           0.89         0.92            0.73               0.74
   Net Realized and Unrealized Gain (Loss)
    on Investments                                      0.34           0.03         0.39           (0.77)              0.27
                                                     -------      ---------     --------       ---------           --------
      Total from Investment Operations                  1.25           0.92         1.31           (0.04)              1.01
                                                     -------      ---------     --------       ---------           --------
Less Distributions:
   Distributions from Net Investment Income            (0.91)         (0.89)       (1.00)          (0.65)             (0.74)
   Distributions from Net Realized Gains                -              -            -               -                 (0.15)
                                                     -------      ---------     --------       ---------           --------
      Total Distributions                              (0.91)         (0.89)       (1.00)          (0.65)             (0.89)
                                                     -------      ---------     --------       ---------           --------


Net Asset Value per Share, End of Period             $ 10.11      $    9.77     $   9.74       $    9.43           $  10.12
                                                     =======      =========     ========       =========           ========

Total Return                                           13.26%          9.92%       14.65%          (0.34)% (1)        10.47% (2)


Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)             $208,761     $ 183,815    $   92,652      $  90,577          $  73,737

Ratio of Expenses to Average Net Assets                 0.83%          0.90%         0.87% (4)      0.79% (3)(4)       0.79% (3)(4)

Ratio of Net Investment Income to Average
 Net Assets                                             9.10%          9.21%         9.60%          9.18% (3)          8.60% (3)

Portfolio Turnover Rate                               109.45%         82.56%        36.32%         34.01% (1)         47.60% (2)

(1) For the ten months ended October 31, 1994 and not indicative of a full year's operating results.
(2) For the period March 1, 1993 (commencement of operations) to December 31, 1993 and not indicative of a full year's operating results.
(3) Annualized.
(4) The Investment Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.79% of net assets through December 31, 1994. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 0.88% for the fiscal year ended October 31, 1995, 0.91% for the ten months ended October 31, 1994 and 0.96% for the period March 1, 1993 (commencement of operations) through December 31, 1993.

TCW Galileo Mortgage Backed Securities Fund

FINANCIAL HIGHLIGHTS
--------------------

                                                                                                              March 1, 1993
                                                        Year Ended October 31,           Ten Months         (Commencement of
                                                 ---------------------------------          Ended          Operations) through
                                                    1997        1996        1995      October 31, 1994      December 31, 1993
                                                 ---------   ---------   ---------    ----------------      -----------------
Net Asset Value per Share, Beginning
 of Period                                       $    9.67   $    9.58   $    9.41       $     9.86             $    10.00
                                                 ---------   ---------   ---------       ----------             ----------
Income (Loss) from Investment Operations:
   Net Investment Income                              0.58        0.51        0.67             0.42                   0.50
   Net Realized and Unrealized Gain (Loss)
    on Investments                                    0.05        0.22        0.25            (0.48)                 (0.12)
                                                 ---------   ---------   ---------       ----------             ----------
      Total from Investment Operations                0.63        0.73        0.92            (0.06)                  0.38
                                                 ---------   ---------   ---------       ----------             ----------
Less Distributions:
   Distributions from Net Investment Income          (0.38)      (0.46)      (0.71)           (0.39)                 (0.50)
   Distributions in Excess of Net Investment
     Income                                          (0.22)      (0.18)      (0.04)              -                      -
   Distributions from Net Realized Gains                -           -           -                -                   (0.02)
                                                 ---------   ---------   ---------       ----------             ----------
      Total Distributions                            (0.60)      (0.64)      (0.75)           (0.39)                 (0.52)
                                                 ---------   ---------   ---------       ----------             ----------
Net Asset Value per Share, End of Period         $    9.70   $    9.67   $    9.58       $     9.41             $     9.86
                                                 =========   =========   =========       ==========             ==========

Total Return                                          6.71%       7.86%      10.16%           (0.61)%/(1)/            3.89%/(2)/

Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)         $  55,307   $  61,835   $  81,366       $  134,948             $  147,666

Ratio of Expenses to Average Net Assets               0.77%       0.69%       0.61%/(4)/       0.55%/(3)(4)/          0.55%/(3)(4)/

Ratio of Net Investment Income to Average
 Net Assets                                           6.00%       5.34%       7.13%            5.18%/(3)/             5.98%/(3)/

Portfolio Turnover Rate                             109.91%      54.10%      37.83%           65.64%/(1)/            70.44%/(2)/

(1) For the ten months ended October 31, 1994 and not indicative of a full year's operating results.
(2) For the period March 1, 1993 (commencement of operations) to December 31, 1993 and not indicative of a full year's operating results.
(3)  Annualized.
(4) The Investment Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.55% of net assets through December 31, 1994. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 0.63% for the fiscal year ended October 31, 1995, 0.62% for the ten months ended October 31, 1994 and 0.70% for the period March 1, 1993 (commencement of operations) through December 31, 1993.

                                                         TCW GALILEO FUNDS, INC.

TCW Galileo Long-Term Mortgage Backed Securities Fund

FINANCIAL HIGHLIGHTS
--------------------



                                                                                                                June 17, 1993
                                                           Year Ended October 31,         Ten Months          (Commencement of
                                                    --------------------------------         Ended           Operations) through
                                                      1997          1996       1995     October 31, 1994      December 31, 1993
                                                    -------      --------     ------    ----------------     -------------------
Net Asset Value per Share, Beginning
 of Period                                          $  9.56      $   9.56     $ 8.95         $ 10.07               $ 10.00
                                                    -------      --------     ------         -------               -------

Income (Loss) from Investment Operations:

   Net Investment Income                               0.75          0.68       0.72            0.63                  0.28
   Net Realized and Unrealized Gain (Loss)
    on Investments                                     0.32          0.02       0.71           (1.26)                 0.07
                                                    -------      --------     ------         -------               -------
      Total from Investment Operations                 1.07          0.70       1.43           (0.63)                 0.35
                                                    -------      --------     ------         -------               -------

Less Distributions:

   Distributions from Net Investment Income           (0.72)        (0.68)     (0.82)          (0.49)                (0.28)
   Distributions in Excess of Net Investment
     Income                                               -         (0.02)         -               -                     -
                                                    -------      --------     ------         -------               -------
      Total Distributions                             (0.72)        (0.70)     (0.82)          (0.49)                (0.28)
                                                    -------      --------     ------         -------               -------

Net Asset Value per Share, End of Period            $  9.91      $   9.56    $  9.56         $  8.95               $ 10.07
                                                    =======      ========    =======         =======               =======

Total Return                                          11.66%         7.69%     16.84%          (6.39)%/(1)/           3.51%/(2)/


Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)            $81,442      $112,260    $80,159        $ 66,632               $25,215

Ratio of Expenses to Average Net Assets                0.67%         0.68%      0.68%/(4)/      0.65%/(3)(4)/         0.65%/(3)(4)/

Ratio of Net Investment Income to Average
 Net Assets                                            7.77%         7.15%      7.88%           8.03%/(3)/            5.37%/(3)/

Portfolio Turnover Rate                               16.01%        39.28%     23.76%          36.71%/(1)/           44.47%/(2)/

(1) For the ten months ended October 31, 1994 and not indicative of a full year's operating results.

(2) For the period June 17, 1993 (commencement of operations) to December 31, 1993 and not indicative of a full year's operating results.

(3) Annualized.

(4) The Investment Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.65% of net assets through December 31, 1994. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 0.69% for the fiscal year ended October 31, 1995, 0.78% for the ten months ended October 31, 1994 and 1.13% for the period June 17, 1993 (commencement of operations) through December 31, 1993.

TCW GALILEO CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS

                                                 January 2, 1997
                                                 (Commencement of
                                                 Operations) through
                                                 October 31, 1997
                                                 --------------------
Net Asset Value per Share, Beginning
 of Period                                       $       10.00


Income from Investment Operations:

   Net Investment Income                                  0.31
   Net Realized and Unrealized Gain
    on Investments                                        1.43


      Total from Investment Operations                    1.74


Less Distributions:

   Distributions from Net Investment Income              (0.33)


Net AssetValue per Share, End of Period          $       11.41



Total Return                                             17.66% (1)


Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)         $      36,890

Ratio of Net Expenses to Average Net Assets               0.95% (2)(3)

Ratio of Net Investment Income to Average
 Net Assets                                               3.54% (2)

Portfolio Turnover Rate                                 141.43% (1)

Average Commission Rate Paid by the Fund (4)     $        0.06

(1) For the period January 2,1997 (commencement of operations) through October 31, 1997 and not indicative of a full year's operating results.
(2) Annualized.
(3) The Investment Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.95% of Net Assets as disclosed in
Note 4 of the Financial Statements. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 1.08% for the period January 2,1997 (commencement of operations) through October 31, 1997.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                                                         TCW GALILEO FUNDS, INC.


TCW Galileo Core Equity Fund

FINANCIAL HIGHLIGHTS
--------------------

                                                                                                            March 1, 1993
                                                       Year Ended October 31,             Ten Months      (Commencement of
                                                -----------------------------------          Ended       Operations) through
                                                  1997          1996         1995      October 31, 1994   December 31, 1993
                                                -------      ---------     --------    ----------------   -----------------
Net Asset Value per Share, Beginning
 of Period                                     $  15.93      $   13.69     $  11.57       $   11.81            $  10.00
                                               --------     ----------    ---------      ----------           ---------
Income (Loss) from Investment Operations:
   Net Investment Income                           0.01           0.11         0.06            0.04                0.03
   Net Realized and Unrealized Gain (Loss)
    on Investments                                 3.57           2.18         2.11           (0.28)               1.81
                                               --------     ----------    ---------      ----------           ---------
      Total from Investment Operations             3.58           2.29         2.17           (0.24)               1.84
                                               --------     ----------    ---------      ----------           ---------
Less Distributions:

   Distributions from Net Investment Income       (0.02)         (0.05)       (0.05)           -                  (0.03)
   Distributions from Net Realized Gains          (0.20)          -            -               -                   -
                                               ---------    ----------    ---------      ----------           ---------
      Total Distributions                         (0.22)         (0.05)       (0.05)           -                  (0.03)
                                               ---------    ----------    ---------      ----------           ---------

Net Asset Value per Share, End of Period       $  19.29      $   15.93     $  13.69       $   11.57            $  11.81
                                               =========    ==========    =========      ==========           =========

Total Return                                      22.68%         16.79%       18.85%          (2.03)%/(1)/        18.41%/(2)/


Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)       $156,113      $ 231,302    $  197,721      $ 136,122            $ 55,885

Ratio of Expenses to Average Net Assets            0.83%          0.82%         0.85%          0.91% /(3)/         1.00% /(3)/(4)/

Ratio of Net Investment Income to Average
 Net Assets                                        0.08%          0.18%         0.48%          0.44%/(3)/          0.55%/(3)/

Portfolio Turnover Rate                           39.22%         39.58%        53.77%         23.53%/(1)/         29.67%/(2)/

Average Commission Rate Paid by the Fund/(5)/  $   0.06      $    0.06          N/A             N/A                  N/A

(1) For the ten months ended October 31, 1994 and not indicative of a full year's operating results.
(2) For the period March 1, 1993 (commencement of operations) through December 31, 1993 and not indicative of a full year's operating results.
(3) Annualized.
(4) The Investment Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.00% of net assets through December 31, 1993. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 1.09% for the period March 1, 1993 (commencement of operations) through December 31, 1993.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

TCW Galileo Earnings Momentum Fund


FINANCIAL HIGHLIGHTS
--------------------

                                                                                                               November 1, 1994
                                                                             Years Ended October 31,          (Commencement of
                                                                 ------------------------------------------   Operations) through
                                                                           1997                  1996           October 31, 1995
                                                                 --------------------    ------------------   ---------------------
Net Asset Value per Share, Beginning of Period                   $         13.01         $        11.47       $          10.00
                                                                 ---------------         --------------       ----------------

Income (Loss) from Investment Operations:

   Net Investment (Loss)                                                   (0.12)                 (0.11)                 (0.03)
   Net Realized and Unrealized Gain on
    Investments                                                             1.98                   1.72                   1.51
                                                                 ---------------         --------------       ----------------
      Total from Investment Operations                                      1.86                   1.61                   1.48
                                                                 ---------------         --------------       ----------------


Less Distributions:

   Distributions in Excess of Net Investment Income                         -                      -                     (0.01)
   Distributions From Net Realized Gains                                   (1.00)                 (0.07)                  -
                                                                 ---------------         --------------       ----------------
      Total Distributions                                                  (1.00)                 (0.07)                 (0.01)
                                                                 ---------------         --------------       ----------------

Net Asset Value per Share, End of Period                         $         13.87         $        13.01       $          11.47
                                                                 ===============         ==============       ================

Total Return                                                               15.53%                 13.99%                 14.76%


Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)                         $       101,667        $        77,994         $       63,411

Ratio of Net Expenses to Average Net Assets                                 1.17%                  1.13%                  1.14%/(1)/

Ratio of Net Investment (Loss) to Average Net Assets                       (0.96)%                (0.82)%                (0.28)%

Portfolio Turnover Rate                                                    93.06%                 99.03%                 85.91%

Average Commission Rate Paid by the Fund /(2)/                   $          0.06        $          0.06                    N/A

(1) The Investment Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.14% of net assets through December 31, 1995. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 1.14% for the year ended October 31, 1996 and November 1, 1994 (commencement of operations) through October 31, 1995.

(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                                                         TCW GALILEO FUNDS, INC.

TCW Galileo Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS
--------------------

                                                                                                     June 3, 1996
                                                                                                   (Commencement of
                                                                      Year Ended                  Operations) through
                                                                    October 31, 1997               October 31, 1996
                                                                    ----------------              -------------------
Net Asset Value per Share, Beginning of Period                      $      9.19                   $        10.00
                                                                    ----------------              -------------------

Income (Loss) from Investment Operations:

   Net Investment (Loss)                                                  (0.08)                           (0.03)
   Net Realized and Unrealized Gain (Loss) on Investments                  0.29                            (0.78)
                                                                    ----------------              -------------------
      Total from Investments Operations                                    0.21                            (0.81)
                                                                    ----------------              -------------------

Net Asset Value per Share, End of Period                            $      9.40                   $         9.19
                                                                    ================              ===================



Total Return                                                               2.28%                           (8.10)% (1)


Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)                          $     135,850                    $      92,430

Ratio of Net Expenses to Average Net Assets                                1.12%                            1.20% (2)(3)

Ratio of Net Investment (Loss) to Average Net Assets                      (0.86)%                         (0.80)% (2)

Portfolio Turnover Rate                                                   50.45%                           19.19% (1)

Average Commission Rate Paid by the Fund /(4)/                    $        0.06                    $        0.06

(1) For the period June 3, 1996 (commencement of operations) through October 31, 1996 and not indicative of a full year's operating results.

(2)  Annualized.

(3) The Investment Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.20% of net assets through December 31, 1996. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 1.27% for the period June 3, 1996 (commencement of operations) through October 31, 1996.

(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

TCW Galileo Small Cap Growth Fund

FINANCIAL HIGHLIGHTS
--------------------


                                                                                                              March 1, 1994
                                                                     Years Ended October 31,                (Commencement of
                                                 ------------------------------------------------------    Operations) through
                                                         1997                1996               1995        October 31, 1994
                                                 ---------------     ---------------      -------------    -------------------
Net Asset Value per Share, Beginning
 of Period                                       $        17.17      $        13.53       $        9.39       $       10.00
                                                 ---------------     ---------------      -------------       ---------------

Income (Loss) from Investment Operations:

   Net Investment (Loss)                                  (0.15)              (0.13)              (0.07)              (0.04)
   Net Realized and Unrealized Gain (Loss)
    on Investments                                         1.91                4.08                4.72               (0.57)
                                                 ---------------     ---------------      -------------       ---------------
      Total from Investment Operations                     1.76                3.95                4.65               (0.61)
                                                 ---------------     ---------------      -------------       ---------------
Less Distributions:
   Distributions from Net Investment Income                -                  (0.01)               -                    -
   Distributions from Net Realized Gains                  (0.19)              (0.30)              (0.51)                -
                                                 ---------------     ---------------      -------------       ---------------
      Total Distributions                                 (0.19)              (0.31)              (0.51)                -
                                                 ---------------     ---------------      -------------       ---------------
Net Asset Value per Share, End of Period         $        18.74      $        17.17       $       13.53       $        9.39
                                                 ===============     ===============      =============       ===============


Total Return                                              10.38%              29.73%              49.89%              (6.10)%/(1)/

Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)         $      144,756      $      132,444       $      66,056       $      51,089

Ratio of Expenses to Average Net Assets                    1.14%               1.14%               1.21%/(3)/          1.09%/(2)(3)/

Ratio of Net Investment (Loss) to Average
 Net Assets                                               (0.89)%             (0.76)%             (0.61)%             (0.59)%/(2)/

Portfolio Turnover Rate                                   60.52%              45.43%              89.73%              88.63%/(1)/

Average Commission Rate Paid by the Fund/(4)/    $         0.06      $         0.06                 N/A                 N/A

(1) For the period March 1, 1994 (commencement of operations) through October 31, 1994 and not indicative of a full year's operating results.

(2)  Annualized.

(3) The Investment Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.09% of net assets through December 31, 1994. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 1.24% for the fiscal year ended October 31, 1995 and 1.39% for the period March 1,1994 (commencement of operations) through October 31, 1994.

(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                                                         TCW GALILEO FUNDS, INC.


TCW Galileo Asia Pacific Equity Fund


FINANCIAL HIGHLIGHTS
--------------------

                                                                                                              March 1, 1994
                                                                    Year Ended October 31,                  (Commencement of
                                                     -------------------------------------------------     Operations) through
                                                          1997              1996              1995          October 31, 1994
                                                     -------------     -------------     -------------     ------------------

Net Asset Value per Share, Beginning
 of Period                                           $        9.61     $        8.67     $       10.19        $       10.00
                                                     -------------     -------------     -------------        -------------

Income (Loss) from Investment Operations:
   Net Investment Income (Loss)                              (0.01)             0.06              0.06                 0.03
   Net Realized and Unrealized Gain (Loss)
    on Investments and Foreign Currency                      (2.10)             0.93             (1.19)                0.16
                                                     -------------     -------------     -------------        -------------
      Total from Investment Operations                       (2.11)             0.99             (1.13)                0.19
                                                     -------------     -------------     -------------        -------------

Less Distributions:

   Distributions from Net Investment Income                  (0.08)            (0.05)            (0.01)                   -
   Distributions in Excess of Net Investment Income          (0.05)              -               (0.22)                   -
   Distributions from Net Realized Gains                       -                 -               (0.16)                   -
                                                     -------------     -------------     -------------        -------------
      Total Distributions                                    (0.13)            (0.05)            (0.39)                   -
                                                     -------------     -------------     -------------        -------------

Net Asset Value per Share, End of Period             $        7.37     $        9.61     $        8.67        $       10.19
                                                     =============     =============     =============        =============

Total Return                                                (22.40)%           11.36%           (10.98)%               1.90%/(1)/

Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)             $      21,327     $      48,266     $      46,709        $      54,019

Ratio of Expenses to Average Net Assets                       1.49%             1.43%             1.47%/(3)/           1.40%/(2)(3)/

Ratio of Net Investment Income (Loss) to
 Average Net Assets                                          (0.02)%            0.66%             0.74%                0.45%/(2)/

Portfolio Turnover Rate                                      81.92%            84.81%           102.01%               46.75%/(1)/

Average Commission Rate Paid by the Fund/(4)/        $        0.00     $        0.01              N/A                   N/A


(1) For the period March 1, 1994 (commencement of operations) through October 31, 1994 and not indicative of a full year's operating results.

(2) Annualized.

(3) The Investment Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.40% of net assets through December 31, 1994. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 1.51% for the fiscal year ended October 31, 1995 and 1.60% for the period March 1, 1994 (commencement of operations) through October 31, 1994.

(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

TCW Galileo Emerging Markets Fund

FINANCIAL HIGHLIGHTS
--------------------

                                                                                                March 1, 1994
                                                                                              (Commencement of
                                                          Year Ended October 31,              Operations) through
                                                   ------------------------------------
                                                     1997          1996          1995         October 31, 1994
                                                   --------      --------      --------       -------------------
Net Asset Value per Share, Beginning
of Period                                          $   8.18      $   7.19      $   9.73       $   10.00
                                                   --------      --------      --------       ---------
Income (Loss) from Investment Operations:
 Net Investment Income (Loss)                          0.03          0.07          0.04           (0.01)
 Net Realized and Unrealized Gain (Loss)
 on Investments and Foreign Currency                   0.22          0.94         (2.58)          (0.26)
                                                   --------      --------      --------       ---------
    Total from Investment Operations                   0.25          1.01         (2.54)          (0.27)
                                                   --------      --------      --------       ---------

Less Distributions:
 Distributions from Net Investment Income             (0.11)        (0.02)          -               -
                                                   --------      --------      --------       ---------

Net Asset Value per Share, End of Period           $   8.32      $   8.18      $   7.19       $    9.73
                                                   ========      ========      ========       =========

Total Return                                           2.82%        14.14%       (26.11)%         (2.70)% /(1)/


RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (in thousands)           $ 47,726      $ 57,639      $ 51,873       $  70,212

Ratio of Expenses to Average Net Assets                1.50%         1.41%         1.55%           1.70% /(2)/

Ratio of Net Investment Income (Loss) to
 Average Net Assets                                    0.36%         0.82%         0.54%          (0.09)% /(2)/

Portfolio Turnover Rate                               79.80%        83.76%        74.24%          61.28% /(1)/

Average Commission Rate Paid by the Fund /(3)/     $   0.00      $   0.00         N/A             N/A


(1) For the period March 1, 1994 (commencement of operations) through October 31, 1994 and not indicative of a full year's operating results.

(2)  Annualized.

(3) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                                                         TCW GALILEO FUNDS, INC.


TCW Galileo Latin America Equity Fund

FINANCIAL HIGHLIGHTS
--------------------                                                                                               March 1, 1993
                                                            Year Ended October 31,             Ten Months       (Commencement of
                                                  ----------------------------------------        Ended         Operations) through
                                                      1997          1996          1995      October 31, 1994    December 31, 1993
                                                  ------------  ------------  ------------  ----------------    ------------------
Net Asset Value per Share, Beginning
 of Period                                        $    10.01      $   7.92     $   14.99       $    15.11         $     10.00
                                                  ------------  ------------  ------------     -------------      ---------------
Income (Loss) from Investment Operations:
   Net Investment Income                                0.11          0.11          0.06             0.01                0.08
   Net Realized and Unrealized Gain (Loss)
   on Investments and Foreign Currency                  2.50          2.03         (5.92)           (0.13)               6.35
                                                  ------------  ------------  ------------     -------------      ---------------
      Total from Investment Operations                  2.61          2.14         (5.86)           (0.12)               6.43
                                                  ------------  ------------  ------------     -------------      ---------------

Less Distributions:
   Distributions from Net Investment Income            (0.11)        (0.05)            -                -               (0.08)
   Distributions from Net Realized Gains                   -             -             -                -               (1.21)
   Distributions in Excess of Net Realized
     Gains                                                 -             -         (1.21)               -               (0.03)
                                                  ------------  ------------  ------------     -------------      ---------------
      Total Distributions                              (0.11)        (0.05)        (1.21)               -               (1.32)
                                                  ------------  ------------  ------------     -------------      ---------------
Net Asset Value per Share, End of Period          $    12.51      $  10.01     $    7.92       $    14.99         $     15.11
                                                  ============  ============  ============     =============      ===============


Total Return                                           26.24%        27.08%       (40.95)%          (0.79)% /(1)/       64.27% /(2)/

Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)          $   55,336      $ 68,323     $  38,942       $  122,610         $    89,910

Ratio of Expenses to Average Net Assets                 1.46%         1.44%         1.58%/(4)/       1.36% /(3)(4)/      1.50% /(3)/
                                                                                                                               /(4)/

Ratio of Net Investment Income to Average
 Net Assets                                             0.87%         1.12%         0.59%            0.11% /(3)/         0.77% /(3)/

Portfolio Turnover Rate                                21.17%        44.32%        75.62%          143.65% /(1)/       120.06% /(2)/

Average Commission Rate Paid by the Fund /(5)/    $     0.00          0.0           N/A               N/A                N/A

(1) For the ten months ended October 31, 1994 and not indicative of a full year's operating results.

(2) For the period March 1, 1993 (commencement of operations) through December 31, 1993 and not indicative of a full year's operating results.

(3) Annualized.

(4) The Investment Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.50% of net assets through December 31, 1994. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 1.52% for the period March 1, 1993 (commencement of operations) through December 31, 1993.

(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                                                         TCW GALILEO FUNDS, INC.




INDEPENDENT AUDITORS' REPORT
----------------------------




To the Board of Directors and Shareholders of TCW Galileo Funds, Inc.:



We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Galileo Funds, Inc. (comprising TCW Galileo Money Market Fund, TCW Galileo Core Fixed Income Fund, TCW Galileo High Yield Bond Fund, TCW Galileo Mortgage Backed Securities Fund, TCW Galileo Long-Term Mortgage Backed Securities Fund, TCW Galileo Convertible Securities Fund, TCW Galileo Core Equity Fund, TCW Galileo Earnings Momentum Fund, TCW Galileo Mid-Cap Growth Fund, TCW Galileo Small Cap Growth Fund, TCW Galileo Asia Pacific Equity Fund, TCW Galileo Emerging Markets Fund, and TCW Galileo Latin America Equity Fund) (the "Funds") as of October 31, 1997 and related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods ended October 31, 1997 and 1996, and the financial highlights for each of the respective periods in the periods ended October 31, 1997. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based upon our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodians and brokers. Where confirmations were not received, we performed alternative procedures. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 1997 and the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP


December 10, 1997
Los Angeles, California

                                                         TCW GALILEO FUNDS, INC.




SHAREHOLDER INFORMATION                      INVESTMENT ADVISER
-----------------------
                                             TCW Funds Management, Inc.
                                             865 South Figueroa Street
DIRECTORS AND OFFICERS                       Los Angeles, California 90017
                                             (213) 244-0000
Marc I. Stern
Director and Chairman of the Board
                                             SUB-ADVISERS
Thomas E. Larkin, Jr.
Director and President                       TCW Asia Limited
                                             Suite 1308, One Pacific Place
John C. Argue                                88 Queensway
Director                                     Hong Kong

Norman Barker, Jr.                           TCW London International, Limited
Director                                     14-16 Charles II Street
                                             London, England SW1Y4QU
Richard W. Call
Director
                                             CUSTODIAN
Alvin R. Albe, Jr.
Senior Vice President                        BNY Western Trust Company
                                             700 South Flower Street
Michael E. Cahill                            Suite 200
Senior Vice President,                       Los Angeles, California 90017
General Counsel and Assistant Secretary

Ronald E. Robison                            TRANSFER AGENT
Senior Vice President
                                             DST Systems, Inc.
David K. Sandie                              811 Main Street
Senior Vice President and Treasurer          Kansas City, Missouri 64105

Philip K. Holl
Secretary                                    DISTRIBUTOR
                                             TCW Brokerage Services
Marie M. Bender                              865 South Figueroa Street
Assistant Secretary                          Los Angeles, California 90017
                                             (213) 244-0000
Hilary G.D. Lord
Assistant Secretary
                                             INDEPENDENT AUDITORS
Peter C. DiBona
Assistant Treasurer                          Deloitte & Touche LLP
                                             1000 Wilshire Boulevard
                                             Los Angeles, California 90017

                      TAX INFORMATION NOTICE (Unaudited)
                      ----------------------------------

On account of the year ended October 31, 1997, the following funds paid capital gain distributions within the meaning of Section 852 (b)(3)(c) of the Internal Revenue Code.


                                                          Amount Per
  Fund                                                      Share
--------                                                 ------------
TCW Galileo Long-Term Mortgage Backed Securities Fund       $  0.05
TCW Galileo High Yield Bond Fund                               0.15
TCW Galileo Convertible Securities Fund                        0.58
TCW Galileo Core Equity Fund                                   9.12
TCW Galileo Earnings Momentum Fund                             1.04
TCW Galileo Small Cap Growth Fund                              1.28
TCW Galileo Asia Pacific Equity Fund                           1.96

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For income tax preparation purposes, please refer to the calendar year end information you will receive from the Funds' transfer agent in January 1998.

                                    PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements:

          Included in Part A - Financial Highlights
          Included in Part B - Independent Auditor's Report
                             - Statement of Assets and Liabilities
                             - Statement of Operations
                             - Statement of Changes in Net Assets
                             - Notes to Financial Statement

     (b)  Exhibits:

          1.1 Articles of Incorporation of Registrant (filed on September 22, 1992 as Exhibit 1.1 to Pre-effective Amendment No. 1).

          1.2 Articles Supplementary of Registrant (filed on November 26, 1993 as Exhibit 1.2 to Post-effective Amendment No. 3).

          1.3  Articles Supplementary of Registrant (filed on March 23, 1994 as
               Exhibit 1.3 to Post-Effective Amendment No. 5).

          1.4  Articles Supplementary of Registrant (filed on August 18, 1994 as
               Exhibit 1.4 to Post-Effective Amendment No. 7).

          1.5  Articles Supplementary of Registrant (filed on April 21, 1995 as
               Exhibit 1.5 to Post Effective Amendment No. 11).

          2.1 Bylaws of Registrant (filed on September 22, 1992 as Exhibit 2.1 to Pre-effective Amendment No. 1).

          5.1 Form of Investment Advisory and Management Agreement between Registrant and TCW Funds Management, Inc. (filed on February 17, 1993 as Exhibit 5.1 to Pre-effective Amendment No. 5).

          5.2 Form of Addendum to Investment Advisory and Management Agreement between Registrant and TCW Funds Management, Inc. (filed on November 26, 1993 as Exhibit 5.2 to Post-effective Amendment No.
               3).

          5.3 Form of Second Addendum to Investment Advisory and Management Agreement between Registrant and TCW Funds Management, Inc. (filed on March 23, 1994 as Exhibit 5.3 to Post-Effective Amendment No. 5).

          5.4 Form of Third Addendum to Investment Advisory and Management Agreement between Registrant and TCW Funds Management, Inc. (filed on August 18, 1994 as Exhibit 5.4 to Post-Effective Amendment No. 7).

          5.5 Form of Sub-Advisory Agreements between TCW Funds Management, Inc. and TCW Asia Limited and TCW London International Limited (filed on December 21, 1995 as Exhibit 10 to Post-Effective Amendment No. 12).

          5.6 Form of Fourth Addendum to Investment Advisory Agreement between Registrant and TCW Funds Management, Inc. (filed on March 5, 1996 as Ex-10 to Post Effective Amendment No.14).

          5.7 Form of Fifth Addendum to Investment Advisory Agreement between Registrant and TCW Funds Management, Inc. (filed on September 19, 1996 as Ex-10 to Post Effective Amendment No. 15).

          5.8 Form of Sixth and Seventh Addendums to Investment Advisory Agreement filed between Registrant and TCW Funds Management, Inc. (Filed on August 18, 1997 as EX-10 to Post-Effective Amendment No. 18).

          5.9 Form of Addendum to Sub-Advisory Agreement between TCW Funds Management, Inc. and TCW London International Limited (Filed on October 31, 1997 as EX-10 to Post-Effective Amendment
               No. 19).

          6.1 Form of Distribution Agreement between Registrant and TCW Brokerage Services (filed on December 10, 1992 as Exhibit 6.1 to Pre-effective Amendment No. 3).

          8.1 Form of Custody Agreement between Registrant and The Bank of New York Trust Company of California with proposed Fee Schedule (filed on February 17, 1993 as Exhibit 8.1 to Pre-effective Amendment No. 5).

          9.1 Form of Transfer Agency Agreement between Registrant and Supervised Service Company, Inc. (filed on February 17, 1993 as
               Exhibit 9.1 to Pre-effective Amendment No. 5).

          9.2 Form of Addendum to Transfer Agency Agreement between Registrant and Supervised Service Company, Inc. (filed on March 15, 1994 as
               Exhibit 9.2 to Post-Effective Amendment No. 4).

          9.3 Form of Second Addendum to Transfer Agency Agreement between Registrant and Supervised Service Company, Inc. (filed on March 23, 1994 as Exhibit 9.3 to Post-Effective Amendment No. 5).

          9.4 Form of Third Addendum to Transfer Agency Agreement between Registrant and Supervised Service Company, Inc. (filed on August 18, 1994 as Exhibit 9.4 to Post-Effective Amendment No. 7).

          10.1 Opinion of Counsel regarding validity of shares of the Funds (filed herewith).

          11.1 Consent of Deloitte & Touche LLP (filed herewith).

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          TCW Funds Management, Inc. (the "Adviser") is a 100% owned subsidiary of The TCW Group, Inc. (formerly TCW Management Company), a Nevada corporation. Robert A. Day, who is Chairman of the Board of Directors of the Adviser, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership of Mr. Day and his family of more than 25% of the outstanding voting stock of The TCW Group, Inc. (formerly TCW Management Company).

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

          Common Stock, $0.001 par value, issued in series. As of January 2, 1998 the Funds had the following number of record holders:

        Title                                 Number of Record Holders
        -----                                 ------------------------
     High Yield Bonds                                    235
     Core Fixed Income                                    42
     Long-Term Mortgage-Backed Securities                 34
     Mortgage-Backed Securities                           50
     Core Equity                                         154
     Small Cap Growth                                    165
     Asia Pacific Equities                                33
     Emerging Markets Equities                            72
     Latin America Equities                               51
     Money Market                                        256
     Earnings Momentum                                    64

     Mid-Cap Growth                                      158
     Convertible Securities                               28

     Value Opportunities                                  70

     European Equities                                     2
     Japanese Equities                                     7
     International Equities                               19

ITEM 27.  INDEMNIFICATION.

          Under Article Eighth, Section (9) of the Company's Articles of Incorporation, filed as Exhibit 1.1, directors and officers of the Company will be indemnified, and will be advanced expenses, to the fullest extent permitted by Maryland law, but not in violation of Section 17(i) of the Investment Company Act of 1940. Such indemnification rights are also limited by Article 9.01 of the Company's Bylaws, previously filed as Exhibit 2.1.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in a successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

          In addition to the Funds, the Adviser serves as investment adviser or sub-adviser to a number of open- and closed-end management investment companies that are registered under the 1940 Act and to a number of foreign investment companies. The list required by this Item 28 of officers and directors of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Adviser and such officers and directors during the past two years, is incorporated by reference to Form ADV (SEC File No. 801-29075) filed by the Adviser pursuant to the Advisers Act.

ITEM 29.  PRINCIPAL UNDERWRITERS.

       (a)   None.

       (b)


Name and Principal           Positions and Offices    Positions and Offices
Business Address             With Underwriter         With Registrant
-------------------          ----------------         ----------------
Alvin R. Albe, Jr.++         Director                 Senior Vice President
Michael E. Cahill+           Director                 Senior Vice President,
                                                      General Counsel and
                                                      Assistant Secretary
Jeffrey Peterson+            President                Senior Vice President
William C. Schubert+         Vice President and       None
                             Secretary
Philip K. Holl+              Vice President           Secretary
David K. Sandie+             Treasurer and Chief      Senior Vice President
                             Financial Officer        and Treasurer

     (c)  None.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

          Unless otherwise stated below, the books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of:

          Treasurer
          TCW Galileo Funds, Inc.
          865 South Figueroa Street
          Los Angeles, CA 90017


                                           Location of
          Rule                           Required Records
          ----                           ----------------
          31a-l(b)(2)(c)                 TCW Funds Management, Inc.
                                         865 South Figueroa Street
                                         Los Angeles, CA 90017

          31a-l(b)(2)(d)                 The Bank of New York
                                         Trust Company of California
                                         700 South Flower Street, Suite 200
                                         Los Angeles, California 90017

          31a-l(b)(4)-(6)                TCW Funds Management, Inc.
                                         865 South Figueroa Street
                                         Los Angeles, CA 90017

------------
++ Address is 865 South Figueroa Street, Los Angeles, California  90017.

          31a-1(b)(9)-(11)               TCW Funds Management, Inc.
                                         865 South Figueroa Street
                                         Los Angeles, CA 90017


ITEM 31.  MANAGEMENT SERVICES.

          Not applicable.


ITEM 32.  UNDERTAKINGS.

     (a)  Not applicable.

     (b)  Not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement or Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles and State of California on the 27th day of February, 1998.

                              TCW GALILEO FUNDS, INC.

                              By:     /s/ Philip K. Holl
                                     -----------------------------------
                                     Philip K. Holl
                                     Secretary

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement or Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature                         Title                Date
---------                         -----                ----

                       *   Chairman and          February 27, 1998
------------------------
Marc I. Stern              Director

                       *   President and         February 27, 1998
------------------------
Thomas E. Larkin, Jr.      Director (Principal
                           Executive Officer)

                       *   Director              February 27, 1998
------------------------
John C. Argue

                       *   Director              February 27, 1998
------------------------
Norman Barker, Jr.

                       *   Director              February 27, 1998
------------------------
Richard W. Call

                       *   Treasurer             February 27, 1998
------------------------   (Principal Financial
David K. Sandie            and Accounting
                           Officer)


*By:   /s/ Philip K. Holl
      ------------------------
      Philip K. Holl
      Attorney-in-Fact

                               INDEX TO EXHIBITS

Exhibit                                             Sequential
No.                      Description                 Page No.
----                     -----------                ----------

EX-5         Opinion of Counsel                     C-9

EX-23        Consent of Independent Accountants     C-10

EX-24        Powers of Attorney of Messrs. Argue,   C-12
             Barker, Call, Larkin, Sandie and Stern
             filed pursuant to Rule 483 of
             Regulation C

EX-27        Financial Data Schedules               C-17